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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

CALIPER LIFE SCIENCES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☐	No fee required.
☒	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies: Common Stock, par value $0.001 per share (the "Common Stock"), of Caliper Life Sciences, Inc.
(2)	Aggregate number of securities to which transaction applies:
54,701,731 shares of Common Stock outstanding as of September 15, 2011, plus 9,306,794 shares of Common Stock subject to options to purchase shares of Common Stock with exercise prices less than the merger consideration of $10.50 per share, 1,278,622 shares of Common Stock subject to restricted stock units and 164,047 shares of Common Stock subject to stock warrants with exercise prices less than the merger consideration of $10.50 per share.
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
Solely for the purposes of calculating the filing fee, the proposed maximum aggregate value of the transaction was determined based upon the sum of: (A) $574,368,176, being the product of (i) the sum of 54,701,731 shares of Common Stock outstanding as of September 15, 2011, multiplied by (ii) the merger consideration of $10.50 per share, plus (B) $69,974,309 expected to be paid upon cancellation of the outstanding stock options, restricted stock units and stock warrants. In accordance with Section 14(g) of the Securities Exchange Act of 1934, as amended, the filing fee was determined by multiplying $0.0001161 by the sum reflected in the preceding sentence.
	(4)	Proposed maximum aggregate value of transaction: $650,000,000
	(5)	Total fee paid: $75,465
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION
DATED SEPTEMBER 20, 2011

                        , 2011

Dear Fellow Stockholder:

        You are cordially invited to attend a special meeting of stockholders of Caliper Life Sciences, Inc. ("Caliper") to be held on                        , 2011 at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. located at One Financial Center, Boston, MA 02111 at            , Eastern Time.

        At the special meeting, you will be asked to consider and vote upon a proposal to adopt the Agreement and Plan of Merger, dated as of September 7, 2011, by and among Caliper, PerkinElmer, Inc. ("PerkinElmer") and PerkinElmer's wholly-owned subsidiary, PerkinElmer Hopkinton Co. Under the terms of the merger agreement, PerkinElmer Hopkinton Co. will merge with and into Caliper, with Caliper continuing as the surviving corporation following the merger. If the merger agreement is adopted and the merger is completed, you will be entitled to receive $10.50 in cash, without interest and less any applicable withholding taxes, for each share of Caliper common stock that you own as of the effective time of the merger. You will also be asked to consider and vote on any proposal to adjourn the special meeting to a later date, if necessary or appropriate, to solicit additional proxies in the event there are not sufficient votes in favor of adoption of the merger agreement at the time of the special meeting. In addition, you will be asked to approve, by non-binding, advisory vote, certain compensation arrangements for Caliper's named executive officers in connection with the merger.

        After careful consideration, our board of directors has unanimously determined that the merger agreement, the performance by Caliper of its obligations thereunder and the consummation of the transactions contemplated thereby, including the merger, are advisable and fair to and in the best interests of, Caliper and its stockholders. Therefore, our board of directors has unanimously approved the merger agreement and unanimously recommends that you vote "FOR" the adoption of the merger agreement. Our board of directors also unanimously recommends that you vote "FOR" the adjournment proposal and "FOR" the proposal regarding certain merger-related executive compensation arrangements. Our directors and executive officers have signed voting agreements under which they have agreed, subject to the provisions of the voting agreements, to vote their shares of common stock in favor of the proposals relating to the merger agreement to be considered at the special meeting.

        Your vote is very important, regardless of the number of shares you own. We cannot complete the merger unless the merger agreement is adopted by the affirmative vote of the holders of a majority of the outstanding shares of our common stock. The failure of any stockholder to vote on the proposal to adopt the merger agreement will have the same effect as a vote against the adoption of the merger agreement.

        Our board of directors considered a number of factors in evaluating the transaction and also consulted with our financial advisors and outside legal counsel. The attached proxy statement contains a detailed discussion of the background of, and reasons for, the merger, as well as the terms of the merger agreement. A copy of the merger agreement is attached as Annex A to the proxy statement. We encourage you to read the entire proxy statement carefully and in its entirety. You may also obtain more information about Caliper from documents we have filed with the Securities and Exchange Commission.

        Whether or not you plan to attend the special meeting, please complete, date, sign and return, as promptly as possible, the enclosed proxy card in the accompanying reply envelope, or submit your proxy by telephone or the Internet. If you have Internet access, we encourage you to vote via the Internet. If you attend the special meeting and vote in person, your vote by ballot will revoke any proxy previously submitted.

        On behalf of your board of directors, thank you for your continued support.

Sincerely,

/s/ E. KEVIN HRUSOVSKY	/s/ ROBERT C. BISHOP

E. Kevin Hrusovsky President and Chief Executive Officer	Robert C. Bishop Chairman of the Board

        The proxy statement is dated                        , 2011, and is first being mailed to stockholders on or about                        , 2011.

PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION
DATED SEPTEMBER 20, 2011

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Held On                                    , 2011

To the Stockholders of Caliper Life Sciences, Inc.:

        A special meeting of stockholders of Caliper Life Sciences, Inc., a Delaware corporation ("Caliper"), will be held on                                    , 2011, at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. located at One Financial Center, Boston, MA 02111 at            , Eastern Time for the following purposes:

  1.
  To consider and vote on a proposal to adopt the Agreement and Plan of Merger, dated as of September 7, 2011 (the "Merger Agreement"), by and among Caliper, PerkinElmer, Inc., a Massachusetts corporation ("PerkinElmer"), and PerkinElmer Hopkinton Co., a Delaware corporation and a wholly-owned subsidiary of PerkinElmer ("Merger Sub"). A copy of the Merger Agreement is attached as Annex A to the accompanying proxy statement. Pursuant to the terms and subject to the conditions of the Merger Agreement, among other things, (a) Merger Sub will merge with and into Caliper, with Caliper continuing as the surviving corporation following the merger (the "Merger"), and (b) each outstanding share of Caliper's common stock, par value $0.001 per share (other than (i) shares owned by PerkinElmer, Merger Sub or Caliper or any direct or indirect wholly-owned subsidiary of PerkinElmer, Merger Sub or Caliper and (ii) shares held by stockholders who have perfected and not withdrawn a demand for statutory appraisal rights, if any), will be converted into the right to receive $10.50 in cash, without interest and less any applicable withholding taxes, as more fully described in the accompanying proxy statement.

  2.
  To consider and vote on any proposal to adjourn the special meeting to a later date, if necessary or appropriate, to solicit additional proxies in favor of the proposal to adopt the Merger Agreement if there are insufficient votes to adopt the Merger Agreement at the time of the special meeting.

  3.
  To approve, by non-binding, advisory vote, certain compensation arrangements for Caliper's named executive officers in connection with the Merger.

  4.
  To transact such other business as may properly come before the special meeting or any adjournment or postponement thereof.

        Our board of directors has specified                        , 2011, at the close of business, as the record date for the purpose of determining the stockholders who are entitled to receive notice of, and to vote at, the special meeting. Only stockholders of record at the close of business on the record date are entitled to notice of and to vote at the special meeting.

        The adoption of the Merger Agreement requires the affirmative vote of the holders of a majority of the outstanding shares of Caliper's common stock, and the approval of each of the proposal to adjourn the special meeting and the proposal regarding certain merger-related executive compensation arrangements requires the affirmative vote of the holders of a majority of the votes present that are entitled to vote at the special meeting, assuming a quorum is present. Even if you plan to attend the special meeting in person, we request that you complete, sign, date and return the enclosed proxy or submit your proxy by telephone or the Internet prior to the special meeting to ensure that your shares will be represented at the special meeting if you are unable to attend. If you have Internet access, we encourage you to vote via the Internet. If you are a stockholder of record, voting in person at the special meeting will revoke any proxy previously submitted. If you hold your shares through a bank, broker or other custodian, you must obtain a legal proxy from such custodian in order to vote in person at the special meeting. If you fail to return your proxy card or do not submit your proxy by telephone or the Internet and you fail to attend the special meeting, your shares will not be counted for purposes of determining whether a quorum is present at the meeting. The failure of any stockholder to vote in person or by proxy on the proposal to adopt the Merger Agreement will have the same effect as a vote against the adoption of the Merger Agreement, but will not affect the outcome of any vote regarding the adjournment proposal or the non-binding proposal regarding certain merger-related executive compensation arrangements. If you return a proxy card or attend the special meeting in person but abstain from voting, this will have the effect of a vote against each of the proposals.

        Please note that space limitations make it necessary to limit attendance at the special meeting to stockholders as of the record date (or their authorized representatives). If your shares are held by a bank or broker, please bring to the special meeting your statement evidencing your beneficial ownership of common stock. All stockholders should also bring photo identification.

        After careful consideration, our board of directors has unanimously determined that the Merger Agreement, the performance by Caliper of its obligations thereunder and the consummation of the transactions contemplated thereby, including the Merger, are advisable and fair to and in the best interests of Caliper and Caliper's stockholders. Our board of directors has unanimously approved the Merger, the performance by Caliper of its obligations thereunder and the consummation of the transactions contemplated thereby.

        The board of directors unanimously recommends that you vote "FOR" adoption of the Merger Agreement, "FOR" the proposal to adjourn the special meeting to a later date, if necessary or appropriate, to solicit additional proxies in favor of the proposal to adopt the Merger Agreement if there are insufficient votes at the time of the special meeting to adopt the Merger Agreement and "FOR" the non-binding proposal regarding certain Merger-related executive compensation arrangements.

        Your vote is important. Whether or not you plan to attend the special meeting, please complete, sign and date the accompanying proxy card and return it in the enclosed prepaid envelope, or you may submit your proxy by telephone or the Internet by following the instructions printed on your proxy card. If you attend the special meeting, you may revoke your proxy and vote in person if you wish, even if you have previously returned your proxy card.

        Properly executed proxy cards with no instructions indicated on the proxy card will be voted "FOR" the adoption of the Merger Agreement, "FOR" the proposal to adjourn the special meeting to a later date, if necessary or appropriate, to solicit additional proxies in favor of the proposal to adopt the Merger Agreement if there are insufficient votes to adopt the Merger Agreement at the time of the special meeting and "FOR" the non-binding proposal regarding certain merger-related executive compensation arrangements.

        Stockholders of Caliper who do not vote in favor of the adoption of the Merger Agreement will have the right to seek appraisal of the fair value of their shares if the Merger is completed, but only if they submit a written demand for appraisal to Caliper before the vote is taken on the Merger Agreement and they comply with all requirements of Delaware law, which are summarized in the accompanying proxy statement beginning on page 81 and which are set forth as Annex D to the proxy statement.

By Order of the Board of Directors,
/s/ STEPHEN E. CREAGER

Stephen E. Creager Senior Vice President, General Counsel and Secretary
Hopkinton, Massachusetts , 2011

i

THE MERGER AGREEMENT		53
The Merger		53
Effective Time		53
Treatment of Caliper Common Stock in the Merger		54
Treatment of Caliper Stock Options		54
Treatment of Caliper Restricted Stock Units		54
Treatment of Caliper Stock Warrants		54
Stock Plans, 401(k) Plan and Employee Stock Purchase Plans		55
Surrender of Stock Certificates; Payment of Merger Consideration; Lost Certificates		55
Representations and Warranties		56
Conduct of Caliper's Business Prior to the Effective Time of the Merger		58
No Solicitation of Other Offers; Adverse Recommendation Change		61
Proxy Statement and Caliper Stockholder Approval of the Merger		63
Efforts to Complete the Merger		64
Additional Agreements		65
Indemnification and Insurance		65
Employee Obligations		66
Conditions to the Merger		67
Termination of the Merger Agreement		70
Termination Fee		71
Effect of Termination		72
Fees and Expenses		72
Amendment, Extension and Waiver		72
VOTING AGREEMENTS		73
ADJOURNMENT OF THE SPECIAL MEETING		76
The Adjournment Proposal		76
Vote Required for Approval and Board Recommendation		76
ADVISORY VOTE ON GOLDEN PARACHUTES		77
The Non-Binding Advisory Proposal		77
Vote Required for Approval and Board Recommendation		77
MARKET PRICE OF COMMON STOCK		78
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT		79
DISSENTERS' RIGHTS OF APPRAISAL		81
SUBMISSION OF STOCKHOLDER PROPOSALS		84
HOUSEHOLDING OF SPECIAL MEETING MATERIALS		84
OTHER MATTERS		85
WHERE YOU CAN FIND MORE INFORMATION		85
Annex A—	Agreement and Plan of Merger, dated as of September 7, 2011, among PerkinElmer, Inc., PerkinElmer Hopkinton Co. and Caliper Life Sciences, Inc.	A-1
Annex B—	Form of Voting Agreement, dated as of September 7, 2011, by and among PerkinElmer, Inc., Caliper Life Sciences, Inc. and certain directors, officers and a stockholder of Caliper Life Sciences, Inc.	B-1
Annex C—	Opinion of Perella Weinberg Partners LP	C-1
Annex D—	Section 262 of the General Corporation Law of the State of Delaware	D-1

ii

SUMMARY TERM SHEET

The following summary highlights selected information in this proxy statement and may not contain all the information that may be important to you. Accordingly, we encourage you to read carefully this entire proxy statement, its annexes and the documents referred to or incorporated by reference in this proxy statement. Each item in this summary includes a page reference directing you to a more complete description of that topic. See "Where You Can Find More Information" beginning on page 85 of this proxy statement. References to "Caliper," the "Company," "we," "our" or "us" in this proxy statement refer to Caliper Life Sciences, Inc. and its subsidiaries, and references to "the board," "the board of directors" or "our board of directors" refer to the board of directors of Caliper Life Sciences, Inc., unless, in each case, otherwise indicated or the context otherwise requires.

THE PARTIES TO THE MERGER (Page 19)

  Caliper Life Sciences, Inc.

        Caliper, a Delaware corporation, is a premier provider of cutting-edge technologies enabling researchers in the life sciences industry to create life-saving and enhancing medicines and diagnostic tests more quickly and efficiently. Caliper is aggressively innovating new technology to bridge the gap between in vitro assays and in vivo results, enabling the translation of those results into cures for human disease. Caliper's portfolio of offerings includes state-of-the-art microfluidics, lab automation & liquid handling, optical imaging technologies, and discovery & development outsourcing solutions. Caliper's common stock is listed on the NASDAQ Global Select Market under the symbol "CALP."

  PerkinElmer, Inc.

        PerkinElmer, Inc. (NYSE: PKI), a Massachusetts corporation, which we refer to as PerkinElmer, is a leading provider of technology, services and solutions to the diagnostics, research, environmental and safety, industrial and laboratory services markets. Through its advanced technologies, solutions and services, PerkinElmer addresses critical issues that help to improve the health and safety of people and their environment. PerkinElmer reported revenue of approximately $1.7 billion in 2010, has about 6,200 employees serving customers in more than 150 countries, and is a component of the S&P 500 Index.

  PerkinElmer Hopkinton Co.

        PerkinElmer Hopkinton Co., a Delaware corporation, which we refer to as Merger Sub, is a wholly-owned subsidiary of PerkinElmer. Merger Sub was formed exclusively for the purpose of effecting the transactions described in this proxy statement.

THE MERGER (Page 23)

        The Agreement and Plan of Merger, dated as of September 7, 2011, which we refer to as the merger agreement, provides that, upon the terms and subject to the conditions set forth in the merger agreement, Merger Sub will merge with and into Caliper, which we refer to as the merger. Caliper will be the surviving corporation in the merger and will do business as "Caliper Life Sciences, Inc." immediately following the merger. If the merger is completed, each outstanding share of Caliper common stock (other than (1) shares owned by PerkinElmer, Merger Sub or Caliper or any direct or indirect wholly-owned subsidiary of PerkinElmer, Merger Sub or Caliper and (2) shares held by stockholders who have perfected and not withdrawn a demand for statutory appraisal rights, if any) will be converted into the right to receive $10.50 in cash, without interest and less any applicable withholding taxes. We sometimes refer to this per share cash amount in this proxy statement as the merger consideration.

EFFECTS OF THE MERGER (Page 54)

        If the merger is completed, you will be entitled to receive $10.50 in cash, without interest and less any applicable withholding taxes, for each share of Caliper common stock owned by you, unless you have perfected your statutory dissenter's rights of appraisal under Delaware law with respect to the merger. As a result of the merger, Caliper will cease to be an independent, publicly traded company and will become a wholly-owned subsidiary of PerkinElmer. You will not own any shares of the surviving corporation following the merger.

TREATMENT OF STOCK OPTIONS, RESTRICTED STOCK UNITS AND STOCK WARRANTS (Page 54)

        Caliper Stock Options.    At the effective time of the merger, each stock option representing the right to acquire shares of Caliper common stock outstanding immediately prior to the effective time (whether then vested or unvested) will be cancelled in exchange for the right to receive a cash amount, without interest and less any applicable withholding taxes, equal to the product of (1) the total number of shares of common stock subject to such stock option, multiplied by (2) an amount equal to the excess, if any, of the merger consideration of $10.50 per share over the exercise price per share of such stock option. Stock options with an exercise price per share equal to or greater than the merger consideration of $10.50 per share will be cancelled for no consideration and will have no further force or effect from and after the effective time of the merger.

        Caliper Restricted Stock Units.    At the effective time of the merger, each restricted stock unit representing the right to acquire shares of Caliper common stock outstanding immediately prior to the effective time (whether then vested or unvested) will be cancelled in exchange for the right to receive a cash amount, without interest and less any applicable withholding taxes, equal to the product of (1) the total number of shares of common stock subject to such restricted stock unit, multiplied by (2) the merger consideration of $10.50 per share.

        Caliper Stock Warrants.    At the effective time of the merger, each stock warrant representing the right to acquire shares of Caliper common stock that has been terminated prior to the effective time will have the right to receive a cash amount, without interest and less any applicable withholding taxes, equal to the product of (1) the total number of shares of common stock subject to such stock warrant, multiplied by (2) an amount equal to the excess, if any, of the merger consideration of $10.50 per share over the exercise price per share of such stock warrant. Stock warrants where the exercise price per share is equal to or greater than the merger consideration of $10.50 per share will be cancelled for no consideration and will have no further force or effect from and after the effective time of the merger. Any stock warrants that are not terminated prior to the effective time of the merger shall after the effective time of the merger be exercisable for an amount equal to the product of the total number of shares of Caliper common stock subject to such stock warrant, multiplied by the merger consideration of $10.50 per share.

THE SPECIAL MEETING (Page 20)

        Date, Time and Place.    The special meeting will be held on                        , 2011 at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. located at One Financial Center, Boston, MA 02111 at            , Eastern Time.

        Purpose.    At the special meeting, you will be asked to consider and vote upon (1) the adoption of the merger agreement, pursuant to which Merger Sub will merge with and into Caliper, (2) the adjournment of the special meeting to a later date, if necessary or appropriate, to solicit additional proxies in favor of the proposal to adopt the merger agreement if there are insufficient votes to adopt the merger agreement at the time of the meeting, (3) a non-binding proposal regarding certain merger-related executive compensation arrangements and (4) the transaction of such other business as may properly come before the special meeting or any adjournment or postponement thereof.

        Record Date and Quorum.    You are entitled to vote at the special meeting if you owned shares of our common stock at the close of business on                         , 2011, the record date for the special meeting. You will have one vote for each share of our common stock that you owned on the record date. As of the record date, there were             shares of our common stock issued and outstanding and entitled to vote. A majority of the shares of our common stock issued, outstanding and entitled to vote at the special meeting present in person or by proxy constitutes a quorum for the purpose of considering the proposals. If there is no quorum, the chairman of the meeting or the holders of a majority of the shares casting votes may adjourn the special meeting to another date.

        Vote Required.    The adoption of the merger agreement requires the affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to vote at the special meeting. Approval of any proposal to adjourn the special meeting, if necessary or appropriate, for the purpose of soliciting additional proxies and the non-binding proposal regarding certain merger-related executive compensation arrangements each require the affirmative vote of the holders of a majority of the votes present that are entitled to vote at the special meeting, assuming a quorum is present.

        Common Stock Ownership of Directors and Executive Officers; Voting Agreements.    As of the record date, the directors and executive officers of Caliper held in the aggregate approximately        % of the shares of our common stock entitled to vote at the special meeting. Caliper's directors and executive officers have signed voting agreements under which they are obligated, subject to the provisions of the voting agreements, to vote their shares of common stock "FOR" the adoption of the merger agreement and the other proposals to be considered at the special meeting. A copy of the form of voting agreement is attached as Annex B to this proxy statement.

        Voting and Proxies.    Any stockholder of record entitled to vote at the special meeting may submit a proxy by telephone, the Internet, by returning the enclosed proxy card by mail, or by voting in person by appearing at the special meeting. If your shares of our common stock are held in "street name" by your broker, bank or other nominee, you should instruct your broker, bank or other nominee on how to vote such shares of common stock using the instructions provided by your broker. If you do not provide your broker, bank or other nominee with instructions, your shares of our common stock will not be voted, which will have the same effect as a vote "AGAINST" the adoption of the merger agreement, but will not impact the vote on the other proposals. The persons named in the accompanying proxy will also have discretionary authority to vote on any adjournments or postponements of the special meeting.

        Revocability of Proxy.    Any stockholder of record who executes and returns a proxy card (or submits a proxy via telephone or the Internet) may revoke the proxy at any time before it is voted at the special meeting in any one of the following ways:

  •
  if you hold your shares in your name as a stockholder of record, by written notice to our Corporate Secretary at Caliper Life Sciences, Inc., 68 Elm Street, Hopkinton, MA 01748;

  •
  by attending the special meeting and voting in person (your attendance at the special meeting will not, by itself, revoke your proxy; you must vote in person at the special meeting);

  •
  by submitting a later-dated proxy card;

  •
  by re-voting by telephone or the Internet (only your latest telephone or Internet vote will be counted); or

  •
  if you have instructed a broker, bank or other nominee to vote your shares of our common stock, by following the directions received from your broker, bank or other nominee to change those instructions.

RECOMMENDATION OF OUR BOARD OF DIRECTORS (Pages 32, 76 and 77)

        Our board of directors unanimously (1) determined that the merger agreement, the performance by Caliper of its obligations thereunder and the consummation of the transactions contemplated thereby, including the merger, are advisable and fair to and in the best interests of Caliper and its stockholders, (2) approved the merger agreement, the performance by Caliper of its obligations thereunder and the consummation of the transactions contemplated thereby, and (3) resolved to recommend that the stockholders adopt the merger agreement, and directed that such matter be submitted for consideration of the stockholders of Caliper at the special meeting. The board of directors unanimously recommends that our stockholders vote "FOR" the adoption of the merger agreement, "FOR" the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies and "FOR" the non-binding proposal regarding certain merger-related executive compensation arrangements.

INTERESTS OF CALIPER'S DIRECTORS AND EXECUTIVE OFFICERS IN THE MERGER (Page 45)

        In considering the recommendation of the board of directors, you should be aware that our directors and executive officers may have interests in the merger that are different from, or in addition to, your interests as a stockholder, and that may present actual or potential conflicts of interest. These interests include (1) severance payments under change of control agreements entered into between Caliper and its executive officers and (2) accelerated vesting of stock options and restricted stock units held by Caliper's executive officers and directors. Also, to the extent Caliper executive officers may become employees of PerkinElmer, they will also be eligible to participate in the cash incentive compensation and other employee benefits of PerkinElmer, and may also participate in the equity compensation plans of PerkinElmer, following the closing of the merger.

OPINION OF CALIPER'S FINANCIAL ADVISOR (Page 35)

        In connection with the merger, Caliper's financial advisor, Perella Weinberg Partners LP, which we refer to as Perella Weinberg, rendered its oral opinion on September 6, 2011, subsequently confirmed in writing on September 7, 2011, to the board of directors of Caliper, that, as of September 7, 2011, and based upon and subject to the various assumptions made, procedures followed, matters considered and qualifications and limitations set forth in its opinion, the $10.50 per share cash consideration provided for in the merger was fair, from a financial point of view, to the holders of the shares of Caliper common stock (other than PerkinElmer, Merger Sub or any other direct or indirect wholly owned subsidiary of PerkinElmer, which we refer to collectively as the PerkinElmer Affiliates, as to which no opinion was expressed).

        The full text of Perella Weinberg's written opinion, dated September 7, 2011, which sets forth, among other things, the assumptions made, procedures followed, matters considered and qualifications and limitations on the review undertaken by Perella Weinberg, is attached as Annex C to this proxy statement and is incorporated by reference herein. Holders of shares of Caliper common stock are urged to read the opinion carefully and in its entirety. The opinion does not address Caliper's underlying business decision to enter into the merger or the relative merits of the merger as compared with any other strategic alternative which may be available to Caliper. The opinion does not constitute a recommendation to any holder of shares of Caliper common stock as to how such holder should vote or otherwise act with respect to the proposed merger or any other matter. In addition, Perella Weinberg expressed no opinion as to the fairness of the merger to, or any consideration received in connection with the merger by, the PerkinElmer Affiliates or the holders of any other class of securities, creditors or other constituencies of Caliper. Perella Weinberg provided its opinion for the information and assistance of the board of directors of Caliper in connection with, and for the purposes of, its evaluation of the merger. This summary is qualified in its entirety by reference to the full text of the opinion.

        For a more complete description, see "The Merger—Opinion of Caliper's Financial Advisor". Also see Annex C to this proxy statement.

REGULATORY APPROVALS (Page 51)

        Under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, commonly referred to as the HSR Act, and the rules promulgated thereunder by the Federal Trade Commission, which we refer to as the FTC, the merger may not be completed until notification and report forms have been filed with the FTC and the Antitrust Division of the Department of Justice, which we refer to as the DOJ, and the applicable waiting period has expired or been terminated. Each of PerkinElmer and Caliper filed on September 19, 2011 notification and report forms under the HSR Act with the FTC and the DOJ. The initial waiting period under the HSR Act will expire 30 days following both parties' filing, unless the applicable waiting period is terminated prior to that time, which we refer to as an early termination, or the DOJ or the FTC extends the waiting period by requesting additional information or documentary material relevant to the merger (by issuing a "second request"). If the DOJ or the FTC makes such a second request, the waiting period will be extended until 30 days following the date that the parties certify substantial compliance with such request. Thereafter, the waiting period can be extended only by court order or with the parties' consent.

        Under the merger control rules of jurisdictions outside the United States where the parties conduct business, potentially including but not limited to the Federal Republic of Germany, filings may be required and it may be necessary to observe waiting periods and/or obtain approvals prior to completing the merger. The period for review of the merger will vary from jurisdiction to jurisdiction and may be affected by a variety of factors. The review powers vested in foreign competition authorities include the ability to challenge the legality of the merger on the basis of its effects on competition or otherwise on the public interest. At any time before (and in some cases after) the completion of the merger, foreign competition authorities may seek to enjoin the completion of the merger or to impose conditions or remedies, including the divestiture of assets.

        For a more detailed discussion of the requirements regarding regulatory matters under the merger agreement, please see "The Merger—Regulatory Approvals" beginning on page 51 of this proxy statement and "The Merger Agreement—Efforts to Complete the Merger" beginning on page 64 of this proxy statement.

MATERIAL UNITED STATES FEDERAL INCOME TAX CONSEQUENCES (Page 50)

        The exchange of shares of our common stock for cash pursuant to the merger agreement generally will be a taxable transaction to U.S. holders (as defined below in "The Merger—Material U.S. Federal Income Tax Consequences of the Merger to Our Stockholders") for U.S. federal income tax purposes. U.S. holders who exchange their shares of our common stock in the merger will generally recognize gain or loss in an amount equal to the difference, if any, between the cash received in the merger and their adjusted tax basis in their shares of our common stock. You should consult your own tax advisor for a complete analysis of the federal, state, local and/or foreign tax consequences of the merger to you. See "The Merger—Material U.S. Federal Income Tax Consequences of the Merger to Our Stockholders" beginning on page 50 of this proxy statement.

CONDITIONS TO THE MERGER (Page 67)

        Closing Conditions for Each Party.    The obligations of PerkinElmer, Merger Sub and Caliper to complete the merger are subject to fulfillment or waiver of the following conditions:

  •
  the merger agreement and the merger have been approved and adopted by the requisite vote of the stockholders of Caliper as required by applicable law;

  •
  any requisite waiting period (and any extension thereof) applicable to the completion of the merger under the HSR Act and any applicable foreign antitrust law or regulation has expired or been terminated, and any authorizations, consents, orders or approvals required under any applicable foreign antitrust law or regulation have been obtained; and

  •
  no governmental entity has enacted, issued, promulgated, enforced or entered any order, executive order, stay, decree, judgment or injunction (preliminary or permanent) or statute, rule or regulation which is in effect and which has the effect of making the merger illegal or otherwise prohibiting completion of the merger or the other transactions contemplated by the merger agreement.

        Additional Closing Conditions for PerkinElmer and Merger Sub.    The obligations of PerkinElmer and Merger Sub to complete the merger are subject to fulfillment or waiver of the following additional conditions:

  •
  the representations and warranties of Caliper contained in the merger agreement relating to its organization, good standing, power and authority, SEC filings and conduct of the business shall be true and correct, the representations and warranties of Caliper relating to its capitalization shall be true and correct except for immaterial inaccuracies, and all other representations and warranties of Caliper shall be true and correct, except where the failure of such representations and warranties to be true and correct has not had, and would not reasonably be expected to result in, a Material Adverse Effect with respect to Caliper (as defined below in "The Merger Agreement—Conditions to the Merger" on page 69 of this proxy statement);

  •
  Caliper must have performed in all material respects all obligations required to be performed by it under the merger agreement;

  •
  there must not be any pending or threatened suit, action or proceeding by any governmental entity

  •
  challenging, making illegal or otherwise restraining or prohibiting, or seeking to challenge, make illegal or otherwise restrain or prohibit, the merger or the transactions contemplated by the merger agreement, or seeking to obtain from Caliper or (to the extent it relates to the merger or the transactions contemplated by the merger agreement) PerkinElmer or any of its affiliates, any material damages,

  •
  seeking to prohibit or materially limit the ownership or operation by Caliper, PerkinElmer or Merger Sub of all or any material portion of the business or assets of Caliper and its subsidiaries or (to the extent it relates to the merger or the transactions contemplated by the merger agreement) of PerkinElmer and its affiliates,

  •
  seeking to compel Caliper, PerkinElmer or Merger Sub to dispose of or to hold separate all or any material portion of the business or assets of Caliper or any of its subsidiaries or (to the extent it relates to the merger or the transactions contemplated by the merger agreement) of PerkinElmer or any of its affiliates,

  •
  seeking to impose any material limitation on the ability of Caliper, PerkinElmer or Merger Sub to conduct the business or own the assets or Caliper or any of its subsidiaries or (to the extent it relates to the merger or the transactions contemplated by the merger agreement) of PerkinElmer or any of its affiliates,

  •
  seeking to impose material limitations on the ability of PerkinElmer or Merger Sub to acquire or hold, or to exercise full rights of ownership of any shares of Caliper's common stock, including the right to vote such shares on all matters properly presented to Caliper's stockholders, or

  •
  seeking to require divestiture by PerkinElmer or Merger Sub of all or any of the shares of Caliper's common stock; and

  •
  since September 7, 2011, there must not have been any Material Adverse Effect (as defined below in "The Merger Agreement—Conditions to the Merger" on page 69 of this proxy statement) with respect to Caliper, or any change, event, circumstance, development or effect that would reasonably be expected to result in a Material Adverse Effect with respect to Caliper.

        The merger is not conditioned upon the receipt by PerkinElmer of financing.

        Additional Closing Conditions for Caliper.    The obligation of Caliper to complete the merger is subject to fulfillment or waiver of the following additional conditions:

  •
  the representations and warranties of PerkinElmer and Merger Sub contained in the merger agreement relating to their organization, standing, power and authority are true and correct, and all other representations and warranties of PerkinElmer and Merger Sub are true and correct, except where the failure of such representations and warranties to be true and correct would not reasonably be expected to materially impair the ability of PerkinElmer or Merger Sub to complete the transactions contemplated by the merger agreement; and

  •
  PerkinElmer and Merger Sub must have both performed in all material respects all obligations required to be performed by them under the merger agreement.

NO SOLICITATION OF OTHER OFFERS (Page 61)

        Subject to specified exceptions, the merger agreement provides that Caliper and its subsidiaries will not, nor will they authorize or permit any of their directors, officers, employees, investment bankers, attorneys, accountants or other advisors, agents or representatives to, directly or indirectly, solicit, initiate, propose or knowingly encourage, or knowingly facilitate any inquiries or the making of any proposal or offer that constitutes, or may reasonably be expected to lead to, any Acquisition Proposal (as defined below in "The Merger Agreement—No Solicitation of Other Offers; Adverse Recommendation Change" on page 63 of this proxy statement); or enter into, continue or otherwise participate in any communications, discussions or negotiations regarding, furnish to any person any information or data with respect to, assist or participate in any effort or attempt by any person with respect to, or otherwise cooperate in any way with, any acquisition proposal.

BOARD RECOMMENDATION (Page 32)

        The merger agreement (1) requires that our board of directors recommend adoption of the merger agreement by our stockholders and include such recommendation in this proxy statement and (2) generally restricts the ability of our board of directors to withhold, withdraw, qualify or modify its recommendation that Caliper stockholders adopt the merger agreement. However, provided that Caliper has not breached the no-solicitation provisions described above, our board of directors may withdraw or modify its recommendation if it reasonably determines in good faith (after consultation with outside counsel and a nationally recognized independent financial advisor) that failure to do so would be inconsistent with its fiduciary obligations under applicable law, but only if:

  •
  our board of directors receives a Superior Proposal (as defined below in "The Merger Agreement—No Solicitation of Other Offers; Adverse Recommendation Change" on page 63 of this proxy statement), or

  •
  a material development or change in circumstances occurring or arising after the date of the merger agreement and that was neither known to Caliper's board of directors nor reasonably foreseeable as of or prior to the date of the merger agreement (and not relating to any Acquisition Proposal).

        Our board of directors may only take this action on or after the fifth business day after PerkinElmer has received written notice from Caliper advising PerkinElmer that Caliper's board of directors desires to withdraw or modify its recommendation as described above and specifying, in the case of a Superior Proposal, the material terms and conditions of the Superior Proposal and identifying the person making the Superior Proposal, and in the case of a material development or change in circumstances, the reasons for the change in recommendation in reasonable detail. In addition, Caliper's board of directors may only change its recommendation as described in this paragraph if:

  •
  Caliper provides PerkinElmer with a reasonable opportunity to make adjustments to the terms and conditions of the merger agreement and negotiates in good faith with PerkinElmer with respect thereto during the five business day period after PerkinElmer has received written notice of the recommendation change, and

  •
  PerkinElmer has not, within that five business day period, made an offer or proposal that (1) in the case of a change in recommendation in response to a Superior Proposal, Caliper's board of directors determines in good faith (after consultation with its financial and legal advisors) is at least as favorable to Caliper's stockholders from a financial point of view as the Superior Proposal described in the notice of the recommendation change or (2) in the case of a change in recommendation in response to a material development or change in circumstances, obviates the need for the recommendation change. Furthermore, in the case of a Superior Proposal, if any material changes to the financial terms or any material change to other material terms of the Superior Proposal occurs prior to Caliper's board of directors withdrawal or modification of its recommendation as described above, Caliper will provide PerkinElmer a new written notice and new opportunity to make adjustments as described above.

TERMINATION OF THE MERGER AGREEMENT (Page 70)

        Circumstances Under Which Any Party May Terminate the Merger Agreement.    PerkinElmer, Merger Sub and Caliper may mutually agree to terminate the merger agreement upon the mutual written consent of the parties at any time prior to the effective time of the merger, whether prior to or after approval of the adoption of the merger agreement by the stockholders of Caliper. Either PerkinElmer or Caliper may also terminate the merger agreement if:

  •
  the merger has not been completed on or before March 31, 2012, unless the terminating party's failure to fulfill any obligation under the merger agreement was the primary cause of or resulted in the failure of the merger to occur on or before such date;

  •
  a governmental entity has issued an order, decree or ruling or takes any other action, in each case having the effect of permanently restraining, enjoining or otherwise prohibiting the merger and such order, decree, ruling or other action has become final and nonappealable; or

  •
  Caliper does not obtain the requisite approval by Caliper's stockholders of the adoption of the merger agreement; provided, that Caliper cannot terminate the merger agreement if Caliper is in breach of or has failed to fulfill its obligations under the merger agreement or the failure to obtain the requisite approval was caused by a breach of any of the voting agreements entered into in connection with the merger by any party thereto other than PerkinElmer.

        Circumstances Under Which PerkinElmer May Terminate the Merger Agreement.    PerkinElmer may also terminate the merger agreement if:

  •
  Caliper's board of directors (1) failed to recommend approval of the adoption of the merger agreement in this proxy statement or withholds, withdraws, qualifies or modifies its recommendation to Caliper's stockholders for the approval of the adoption of the merger agreement in a manner adverse to PerkinElmer, (2) fails to reaffirm its recommendation for the approval of the adoption of the merger agreement within 10 business days after PerkinElmer requests such an reaffirmation, (3) approves, endorses or recommends to Caliper's stockholders an Acquisition Proposal (other than the merger), (4) recommends that Caliper's stockholders tender their shares to a party other than PerkinElmer or one of its affiliates in a tender or exchange offer for outstanding shares of Caliper's common stock or, within 10 business days after the commencement of such tender or exchange offer, Caliper's board of directors fails to recommend against acceptance of such tender or exchange offer or (5) resolves to do any of the foregoing actions (we refer to any of the foregoing events as a Triggering Event);

  •
  Caliper breaches or fails to perform in any material respect any of its representations, warranties or covenants contained in the merger agreement, which breach or failure to perform (1) would cause the conditions to closing the merger not to be satisfied and (2) cannot be or is not cured within 20 days after written notice to Caliper of the breach; or

  •
  Caliper breaches (other than in any immaterial respect) its no-solicitation obligations or its obligations to hold a special meeting of Caliper's stockholder seeking approval of the adoption of the merger agreement and to take reasonable and lawful steps to obtain approval of the adoption of the merger agreement by Caliper's stockholders.

        Circumstances Under Which Caliper May Terminate the Merger Agreement.    Caliper may also terminate the merger agreement if:

  •
  PerkinElmer or Merger Sub breaches or fails to perform in any material respect any of their respective representations, warranties or covenants contained in the merger agreement, which breach or failure to perform (1) materially impairs PerkinElmer's and Merger Sub's ability to complete the merger and (2) cannot be or is not cured within 20 days after written notice to PerkinElmer of the breach (provided that Caliper is not then in material breach of any representation, warranty or covenant contained in the merger agreement); or

  •
  If certain conditions are met relating to a Superior Proposal (see "The Merger Agreement—Conditions of the Merger."

TERMINATION FEE (Page 71)

        Caliper is required to pay PerkinElmer a termination fee of $12.8 million if:

  •
  PerkinElmer terminates the merger agreement because of a Triggering Event;

  •
  PerkinElmer terminates the merger agreement because Caliper willfully breached its no-solicitation obligations or its obligations to hold a special meeting of Caliper's stockholder seeking approval of the adoption of the merger agreement or to take reasonable and lawful steps to obtain approval of the adoption of the merger agreement by Caliper's stockholders;

  •
  after September 7, 2011,

  •
  any person makes an Acquisition Proposal or amends an Acquisition Proposal made prior to that date;

  •
  the merger agreement is terminated

  •
  by either PerkinElmer or Caliper if the merger is not completed on or before March 31, 2012,

  •
  by either PerkinElmer or Caliper because the requisite approval by Caliper's stockholders for the adoption of the merger agreement was not obtained, or

  •
  by PerkinElmer because Caliper breached or failed to perform in any material respect any of its representations, warranties or covenants contained in the merger agreement, which breach or failure to perform gave rise to the failure of a condition of either the obligation of each party to effect the merger or PerkinElmer and Merger Sub's obligation to effect the merger, and could not be or had not been cured within 20 days after the giving of written notice to Caliper of such breach or failure to perform; and

      •
      within one year of such termination Caliper enters into a definitive agreement to complete, or completes, any Acquisition Proposal (regardless of whether made before or after the termination of the merger agreement); or

  •
  Caliper terminates the merger agreement because the conditions relating to a Superior Proposal described under "The Merger Agreement—Termination of the Merger Agreement—Circumstances Under Which Caliper May Terminate the Merger Agreement" are met.

APPRAISAL RIGHTS (Page 81)

        Under Delaware law, holders of our common stock who follow certain specified procedures and who do not vote in favor of adopting the merger agreement will have the right to seek appraisal of the fair value of their shares of our common stock as determined by the Delaware Court of Chancery if the merger is completed, but only if they comply with all requirements of Delaware law (including Section 262 of the General Corporation Law of the State of Delaware, which we refer to as the DGCL, the text of which can be found in Annex D of this proxy statement), which are summarized in this proxy statement. This appraisal amount could be more than, the same as or less than the merger consideration. Any holder of our common stock intending to exercise appraisal rights, among other things, must submit a written demand for an appraisal to us prior to the vote on the adoption of the merger agreement and must not vote or otherwise submit a proxy in favor of adoption of the merger agreement. Your failure to follow exactly the procedures specified under Delaware law will result in the loss of your ability to seek and obtain appraisal rights.

MARKET PRICE OF COMMON STOCK (Page 78)

        The closing sale price of our common stock on the NASDAQ Global Select Market, which we refer to as the NASDAQ, on September 7, 2011, the last trading day prior to the announcement of the merger, was $7.39. On                        , 2011, the last trading day before the date of this proxy statement, our common stock closed at $            per share.

FEES AND EXPENSES (Page 72)

        Except with respect to the termination fee described under "The Merger Agreement—Termination Fee" on page 71 of this proxy statement, whether or not the merger is consummated, all costs and expenses incurred in connection with the merger agreement, the merger and the other transactions contemplated by the merger agreement will be paid by the party incurring such expense.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE MERGER

        The following questions and answers are intended to address briefly some commonly asked questions regarding the merger, the merger agreement and the special meeting. These questions and answers may not address all questions that may be important to you as a Caliper stockholder. Please refer to the "Summary Term Sheet" and the more detailed information contained elsewhere in this proxy statement, the annexes to this proxy statement and the documents referred to or incorporated by reference in this proxy statement, which you should read carefully. See "Where You Can Find More Information" beginning on page 85 of this proxy statement.

Q:    What am I being asked to vote on?

A:
You are being asked to adopt a merger agreement that provides for the acquisition of Caliper by PerkinElmer. Once the merger agreement has been adopted by our stockholders and other closing conditions under the merger agreement have been satisfied or waived, Merger Sub, a wholly-owned subsidiary of PerkinElmer, will merge with and into Caliper. Caliper will be the surviving corporation in the merger and will become a wholly-owned subsidiary of PerkinElmer. You are also being asked to vote to adjourn the special meeting to a later date if necessary or appropriate to solicit additional proxies in favor of the proposal to adopt the merger agreement if there are insufficient votes to adopt the merger agreement at the time of the special meeting and on a non-binding proposal regarding certain merger-related executive compensation arrangements. This proxy statement contains important information about the proposed acquisition and the special meeting of stockholders and you should read this proxy statement carefully and in its entirety.

Q:    What will I receive in the merger?

A:
If the merger is completed, you will be entitled to receive $10.50 in cash, without interest and less any applicable withholding taxes, for each share of our common stock that you own at the effective time of the merger, unless you have perfected your appraisal rights with respect to the merger. For example, if you own 100 shares of our common stock at the effective time of the merger, you will receive $1,050 in cash in exchange for your shares of our common stock, less any applicable withholding taxes. You will not own any shares in Caliper or the surviving corporation following the merger.

Q:    When and where is the special meeting?

A:
The special meeting of stockholders of Caliper will be held on                             , 2011, at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. located at One Financial Center, Boston, MA 02111 at            , Eastern Time.

Q:    Who is entitled to vote at the special meeting?

A:
Only stockholders of Caliper as of the close of business on                             , 2011, the record date for the special meeting, are entitled to receive notice of the special meeting and to vote the shares of Caliper common stock that they held at that time at the special meeting, or at any adjournment or postponement of the special meeting.

Q:    Who is entitled to attend the special meeting?

A:
Please note that space limitations make it necessary to limit attendance at the special meeting to stockholders as of the record date (or their authorized representatives). If your shares are held by a bank or broker, please bring to the special meeting your statement evidencing your beneficial ownership of common stock. All stockholders should also bring photo identification.

Q:    What vote is required for Caliper's stockholders to adopt the merger agreement?

A:
The adoption of the merger agreement requires the affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to vote at the special meeting. As of the close of business on                             , 2011, the record date for the special meeting, there were                  shares of Caliper common stock issued and outstanding.

Q:    What vote of our stockholders is required to approve the proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies and the non-binding proposal regarding certain merger-related executive compensation arrangements?

A:
The proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies and the non-binding proposal regarding certain merger-related executive compensation arrangements each require the affirmative vote of the holders of a majority of the votes present that are entitled to vote at the special meeting, assuming a quorum is present.

Q:    How does Caliper's board of directors recommend that I vote?

A:
The board of directors, after careful consideration of a variety of factors described in this proxy statement, unanimously recommends that you vote "FOR" the proposal to adopt the merger agreement, "FOR" the proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting and "FOR" the non-binding proposal regarding certain merger-related executive compensation arrangements. You should read "The Merger—Reasons for the Merger; Recommendation of our Board of Directors" beginning on page 32 of this proxy statement for a discussion of the factors that the board of directors considered in deciding to recommend the adoption of the merger agreement.

Q:    What happens if the merger is not consummated?

A:
If the merger agreement is not adopted by our stockholders, or if the merger is not consummated for any other reason, stockholders will not receive any payment for their shares in connection with the merger. Instead, Caliper will remain an independent public company and our common stock will continue to be listed and traded on NASDAQ. Under specified circumstances, Caliper may be required to pay PerkinElmer the termination fee described under the caption "The Merger Agreement—Termination Fee" beginning on page 71 of this proxy statement.

Q:    What do I need to do now?

A:
We urge you to carefully read this proxy statement, including its annexes, and to consider how the merger affects you. Even if you plan to attend the special meeting, if you hold your shares in your own name as the stockholder of record, please vote your shares by completing, signing, dating and returning the enclosed proxy card; using the telephone number printed on your proxy card; or using the Internet voting instructions printed on your proxy card. If you have Internet access, we encourage you to vote via the Internet. You can also attend the special meeting and vote in person. If you hold your shares in "street name," follow the procedures provided by your broker, bank or other nominee.

  PLEASE DO NOT SEND YOUR STOCK CERTIFICATES WITH YOUR PROXY CARD. YOU WILL RECEIVE DETAILED INSTRUCTIONS CONCERNING EXCHANGE OF YOUR STOCK CERTIFICATES IF THE MERGER IS CONSUMMATED.

Q:    How do I vote?

A:
You may vote by:

•
using the telephone number printed on your proxy card;

•
using the Internet voting instructions printed on your proxy card;

•
signing and dating each proxy card you receive and returning it in the enclosed prepaid envelope;

•
attending the special meeting and voting in person; or

•
if you hold your shares in "street name," following the procedures provided by your broker, bank or other nominee.

  If you return your signed and dated proxy card, but do not mark the boxes showing how you wish to vote, your shares will be voted "FOR" the proposal to adopt the merger agreement, "FOR" the adjournment proposal and "FOR" the non-binding proposal regarding certain merger-related executive compensation arrangements. If you do not return your signed and dated proxy card, your shares will not be voted and the effect will be the same as a vote against the adoption of the merger agreement, but will not have an effect on the other proposals at the special meeting, so long as a quorum is otherwise present.

Q:    How can I change or revoke my vote?

A:
You have the right to change or revoke your proxy at any time before the vote is taken at the special meeting:

•
if you hold your shares in your name as a stockholder of record, by written notice to our Corporate Secretary at Caliper Life Sciences, Inc., 68 Elm Street, Hopkinton, MA 01748;

•
by attending the special meeting and voting in person (your attendance at the meeting will not, by itself, revoke your proxy; you must vote in person at the meeting);

•
by submitting a later-dated proxy card;

•
by re-voting by telephone or the Internet (only your latest telephone or Internet vote will be counted); or

•
if you have instructed a broker, bank or other nominee to vote your shares, by following the directions received from your broker, bank or other nominee to change those instructions.

Q:    If my shares are held in "street name" by my broker, bank or other nominee, will my broker, bank or other nominee vote my shares for me?

A:
Your broker, bank or other nominee will only be permitted to vote your shares if you instruct your broker, bank or other nominee how to vote. You should follow the procedures provided by your broker, bank or other nominee regarding the voting of your shares. If you do not instruct your broker, bank or other nominee to vote your shares, your shares will not be voted and the effect will be the same as a vote against the adoption of the merger agreement, but will not have an effect on the proposal to adjourn the special meeting and the non-binding proposal regarding certain merger-related compensation arrangements.

Q:    What do I do if I receive more than one proxy or set of voting instructions?

A:
If you also hold shares directly as a record holder, in "street name," or otherwise through a nominee, you may receive more than one proxy and/or set of voting instructions relating to the special meeting.

  These should each be voted and/or returned separately as described elsewhere in this proxy statement in order to ensure that all of your shares are voted.

Q:    What is a quorum?

A:
A quorum of the holders of the outstanding shares of our common stock must be present for the special meeting to be held. A quorum is present if the holders of a majority of the outstanding shares of our common stock entitled to vote are present at the meeting, either in person or represented by proxy. Abstentions and broker non-votes are counted as present for the purpose of determining whether a quorum is present. A broker non-vote occurs on an item when a broker is not permitted to vote on that item without instructions from the beneficial owner of the shares and no instructions are given.

Q:    What happens if I sell my shares before the special meeting?

A:
The record date of the special meeting is earlier than the special meeting and the date that the merger is expected to be completed. If you transfer your shares of common stock after the record date but before the special meeting, you will retain your right to vote at the special meeting, but will have transferred the right to receive the merger consideration of $10.50 per share in cash to be received by our stockholders in the merger. In order to receive the merger consideration of $10.50 per share, you must hold your shares through completion of the merger.

Q:    Am I entitled to exercise appraisal rights instead of receiving the merger consideration for my shares?

A:
As a holder of our common stock, you are entitled to appraisal rights under Delaware law in connection with the merger if you meet certain conditions. In order to perfect appraisal rights, you must follow exactly the procedures specified under Delaware law. See "Dissenters' Rights of Appraisal" beginning on page 81 and Annex D to this proxy statement.

Q:    Will the merger be taxable to me?

A:
The receipt of cash in exchange for your shares of common stock pursuant to the merger will generally be a taxable transaction to U.S. holders (as defined below in "The Merger—Material U.S. Federal Income Tax Consequences of the Merger to Our Stockholders" beginning on page 50 of this proxy statement) for U.S. federal income tax purposes, and may also be a taxable transaction under applicable state, local and/or foreign income or other tax laws. Generally, for U.S. federal income tax purposes, a U.S. holder will recognize gain or loss equal to the difference between the amount of cash received by that stockholder in the merger and that holder's adjusted tax basis in the shares of common stock exchanged for cash in the merger. Because individual circumstances may differ, we recommend that you consult your own tax advisor to determine the particular tax consequences of the merger to you. See "The Merger—Material U.S. Federal Income Tax Consequences of the Merger to Our Stockholders" beginning on page 50 of this proxy statement.

Q:    When is the merger expected to be completed?

A:
We are working toward completing the merger as quickly as possible, and we anticipate that it will be completed in the fourth quarter of 2011, subject to the satisfaction or waiver of all closing conditions.

  However, the exact timing of the completion of the merger cannot be predicted. In order to complete the merger, we must obtain stockholder approval and the other closing conditions under the merger agreement must be satisfied or waived. See "The Merger Agreement—Effective Time" and "The Merger Agreement—Conditions to the Merger" beginning on pages 53 and 67 of this proxy statement, respectively.

Q:    Will a proxy solicitor be used?

A:
Yes. Caliper has engaged The Proxy Advisory Group, LLC to assist in the solicitation of proxies for the special meeting and Caliper estimates it will pay The Proxy Advisory Group, LLC a fee of approximately $13,500. Caliper has also agreed to reimburse The Proxy Advisory Group, LLC for reasonable out-of-pocket expenses incurred in connection with the proxy solicitation and to indemnify The Proxy Advisory Group, LLC against certain losses, costs and expenses.

Q:    Who can help answer any other questions that I have?

A:
If you have additional questions about the merger, need assistance in submitting your proxy or voting your shares of our common stock, or need additional copies of the proxy statement or the enclosed proxy card, please call The Proxy Advisory Group, LLC, our proxy solicitor, toll-free at (888) 55PROXY or (888) 557-7699 (banks and brokers call collect at (212) 616-2180).

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

        This proxy statement, and the documents to which we refer you in this proxy statement, contain "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 which may be identified by their use of words like "plans," "expects," "will," "anticipates," "intends," "projects," "estimates" or other words of similar meaning including, without limitation, under the headings "Summary Term Sheet," "Questions and Answers about the Special Meeting and the Merger," "The Merger," "Reasons for the Merger; Recommendation of Our Board of Directors," "Opinion of Caliper's Financial Advisor," "Prospective Financial Information," "Regulatory Approvals," and "Litigation Related to the Merger."

        Forward-looking statements are based on certain assumptions and expectations of future events. Caliper cannot guarantee that these assumptions and expectations are accurate or will be realized. These statements are not guarantees of future performance and involve a number of risks, uncertainties and assumptions. Many important factors, including those discussed more fully in documents filed with the Securities and Exchange Commission, which we refer to as the SEC, by Caliper, particularly under the heading "Risk Factors" in Part 1, Item 1A of Caliper's Annual Report on Form 10-K for the fiscal year ended December 31, 2010, Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2011 and June 30, 2011 and subsequent filings with the SEC, as well as others, could cause results to differ materially from those indicated by such forward-looking statements. Any forward-looking statement made by us in this proxy statement speaks only as of the date on which we make it. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. Except as required by applicable law, we undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise. In addition to other factors and matters contained in or incorporated by reference in this proxy statement, we believe the following factors could cause actual results to differ materially from those discussed in the forward-looking statements:

  •
  incurrence of future operating losses and our ability to achieve or sustain profitability;

  •
  the ability of our LabChip products to maintain widespread market acceptance, the lack of which could cause our revenue to grow slowly or decline and make it more difficult for us to achieve profitability;

  •
  the acceptance and use of our in vivo and tissue imaging products and services by pharmaceutical, biotechnology and life sciences researchers, such lower rates of use could cause our revenue to grow more slowly than expected or decline and make it more difficult for us to maintain profitability;

  •
  failure to maintain our credit facility borrowing base, raise additional capital or generate the significant capital necessary to expand our operations and invest in new products;

  •
  the ability to replace revenue from out-licensing our patent estates for in vivo optical imaging methods and microfluidic technology upon expiration of such patents;

  •
  our ability to continue to receive licensing revenue from commercial users of our patented in vivo optical imaging methods and our ability to convince commercial users of the value of our patented imaging methods and to enforce and defend the validity of such patents;

  •
  changing economic conditions faced by pharmaceutical and biotechnology companies and biomedical research and academic institutions, as well as their capital spending policies, which may have a significant effect on the demand for our products;

  •
  the ability of biomedical research and academic institutions to obtain government grants to purchase our products; the reductions of such grants due to current government budget constraints may reduce the funding source for our products;

  •
  the unpredictability of our future revenue, which could cause our operating results to fluctuate significantly from quarter to quarter;

  •
  the ability of our intellectual property rights to provide meaningful commercial protection for our products, the lack of which could enable third parties to use our technology, or very similar technology, and could reduce our ability to compete in the market;

  •
  current and future involvement in expensive patent litigation, the outcome of which could cause us to lose some of our intellectual property rights, which would reduce our ability to compete in the market and may cause our stock price to decline;

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  our ability to operate without infringing or misappropriating the propriety rights of others, which will impact our commercial success;

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  the delay, termination or non-renewal of a large multi-year contract or the loss of, or a significant reduction in, sales to any of our significant customers, which could harm our operating results;

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  the temporary or permanent closure of a leased facility, which could harm our operating results;

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  the rights to the use of technologies licensed to us by third parties, which are not within our control and without such technologies our products and programs may not be successful and our business prospects could be harmed;

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  loss of the services of one or more of our executive officers, which could adversely impact our business;

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  the expiration of our tax net loss operating losses and credit carryforwards if we do not achieve or maintain profitability or if tax regulations are changed such that they no longer allow previously generated tax net operating losses to be utilized;

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  our ability to meet customer demand, which could adversely impact our financial results and restrict our sales growth;

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  interruption or delay of delivery of components of imaging systems from suppliers;

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  accounting for the potential impairment of goodwill and other intangible assets, which may have a significant of adverse effect on us;

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  any inaccuracy of our accounting estimates, which could adversely affect our financial results;

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  terrorist acts, acts of war and natural disasters, the occurrence of which may seriously harm our business and revenues, costs and expenses and financial condition;

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  claims related to improper handling, storage or disposal of hazardous waste materials, which could be costly and time consuming;

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  compliance with governmental regulations, which could increase operating costs, which would adversely affect the commercialization of our technology;

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  public perception of ethical and social issues, which may limit or discourage the use of mice for scientific experimentation, which could reduce our revenues and adversely affect our business;

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  pending, threatened or future legal proceedings, including legal proceedings that have been or may be instituted against Caliper and others relating to the merger agreement;

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  the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement;

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  the effect of the announcement of the merger on our business relationships (including with employees, customers and suppliers), operating results and business generally;

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  the failure of stockholders of Caliper to approve the merger;

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  the timing (including possible delays) and receipt of regulatory approvals from various governmental authorities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental authorities may deny approvals of the merger;

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  the failure of the merger to close for any other reason;

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  the amount of the costs, fees, expenses and charges related to the merger;

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  risks that the proposed transaction disrupts current business plans and operations and the potential difficulties in attracting and retaining employees as a result of the merger; and

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  the timing of the completion of the merger and the impact of the merger on our indebtedness, capital resources, cash requirements, profitability, management resources and liquidity.

THE PARTIES TO THE MERGER

Caliper
Caliper Life Sciences, Inc.
68 Elm Street
Hopkinton, MA 01748
(508) 435-9500

        Caliper, a Delaware corporation, is a premier provider of cutting-edge technologies enabling researchers in the life sciences industry to create life-saving and enhancing medicines and diagnostic tests more quickly and efficiently. Caliper is aggressively innovating new technology to bridge the gap between in vitro assays and in vivo results, enabling the translation of those results into cures for human disease. Caliper's portfolio of offerings includes state-of-the-art microfluidics, lab automation & liquid handling, optical imaging technologies, and discovery & development outsourcing solutions. Caliper's common stock is listed on the NASDAQ Global Select Market under the symbol "CALP."

PerkinElmer
PerkinElmer, Inc.
940 Winter Street
Waltham, MA 02451
(781) 663-6900

        PerkinElmer, Inc. (NYSE: PKI), a Massachusetts corporation, is a leading provider of technology, services and solutions to the diagnostics, research, environmental and safety, industrial and laboratory services markets. Through its advanced technologies, solutions and services, PerkinElmer addresses critical issues that help to improve the health and safety of people and their environment. PerkinElmer reported revenue of approximately $1.7 billion in 2010, has about 6,200 employees serving customers in more than 150 countries, and is a component of the S&P 500 Index.

Merger Sub
PerkinElmer Hopkinton Co.
c/o PerkinElmer, Inc.
940 Winter Street
Waltham, MA 02451
(781) 663-6900

        PerkinElmer Hopkinton Co., a Delaware corporation and a wholly-owned subsidiary of PerkinElmer, was formed exclusively for the purpose of effecting the merger.

THE SPECIAL MEETING

DATE, TIME, PLACE AND PURPOSE OF THE SPECIAL MEETING

        This proxy statement is being furnished to our stockholders as part of the solicitation of proxies by our board of directors for use at the special meeting to be held on                        , 2011 at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo,  P.C. located at One Financial Center, Boston, MA 02111 at         , Eastern Time or at any postponement or adjournment thereof. The purpose of the special meeting is for our stockholders to consider and vote upon adoption of the merger agreement, to consider and vote on any proposal to adjourn the special meeting to a later date, if necessary or appropriate, to solicit additional proxies in favor of the proposal to adopt the merger agreement if there are insufficient votes to adopt the merger agreement at the time of the special meeting, to consider and vote upon a non-binding proposal regarding certain merger-related executive compensation arrangements and to transact such other business as may properly come before the special meeting or any adjournment or postponement thereof. Our stockholders must adopt the merger agreement in order for the merger to occur. If our stockholders fail to adopt the merger agreement, the merger will not occur. A copy of the merger agreement is attached to this proxy statement as Annex A. This proxy statement and the enclosed form of proxy are first being mailed to our stockholders on or about                        , 2011.

RECORD DATE AND QUORUM

        Caliper's board of directors has specified                        , 2011, at the close of business, as the record date for the purpose of determining the stockholders who are entitled to receive notice of, and to vote at, the special meeting. Only stockholders of record at the close of business on the record date are entitled to notice of and to vote at the special meeting. On the record date, there were                        shares of our common stock outstanding and entitled to vote. Each share of our common stock entitles its holder to one vote on all matters properly coming before the special meeting.

        A quorum of the holders of the outstanding shares of our common stock must be present for the special meeting to be held. A quorum is present if the holders of a majority of the outstanding shares of our common stock entitled to vote are present at the meeting, either in person or represented by proxy. Abstentions and broker non-votes are counted as present for the purpose of determining whether a quorum is present. A broker non-vote occurs on an item when a broker is not permitted to vote on that item without instructions from the beneficial owner of the shares and no instructions are given. In the event that a quorum is not present at the special meeting, it is expected that the meeting will be adjourned or postponed to solicit additional proxies.

SECURITIES HELD BY DIRECTORS AND EXECUTIVE OFFICERS

        As of the record date, the directors and executive officers of Caliper held and were entitled to vote, in the aggregate,                         shares of our common stock, representing approximately        % of the outstanding common stock. Caliper's directors and executive officers have signed voting agreements under which they are obligated, subject to the provisions of the voting agreements, to vote all of their shares of common stock "FOR" the adoption of the merger agreement and the other proposals to be considered at the special meeting. A copy of the form of voting agreement is attached as Annex B to this proxy statement.

PROXIES AND REVOCATION

        If you submit a proxy by telephone or the Internet or by returning a signed proxy card by mail, your shares will be voted at the special meeting as you indicate. If you sign your proxy card without indicating your vote, your shares will be voted "FOR" the adoption of the merger agreement, "FOR" the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies and

"FOR" the non-binding proposal regarding certain merger-related executive compensation arrangements and in accordance with the best judgment of the individuals named in the enclosed proxy card on any other matters properly brought before the special meeting for a vote.

        Banks or brokerage firms who hold shares in "street name" for customers may not exercise their voting discretion with respect to the approval of non-routine matters such as the adoption of the merger agreement. Therefore, absent specific instructions from the beneficial owner of the shares, banks or brokerage firms are not empowered to vote the shares with respect to the adoption of the merger agreement (i.e., "broker non-votes"). If your shares of Caliper common stock are held in street name by a bank or brokerage firm, you must obtain a legal proxy from such bank or brokerage firm in order to vote in person at the special meeting. Shares of our common stock held by persons attending the special meeting but not voting, or shares for which we have received proxies with respect to which holders have abstained from voting, will be considered abstentions.

        Proxies received at any time before the special meeting, and not revoked or superseded before being voted, will be voted at the special meeting. You have the right to change or revoke your proxy at any time before the vote taken at the special meeting:

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  if you hold your shares in your name as a stockholder of record, by written notice to our Corporate Secretary at Caliper Life Sciences, Inc., 68 Elm Street, Hopkinton, MA 01748;

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  by attending the special meeting and voting in person (your attendance at the meeting will not, by itself, revoke your proxy; you must vote in person at the meeting);

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  by submitting a later-dated proxy card;

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  by re-voting by telephone or the Internet (only your latest telephone or Internet vote will be counted); or

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  if you have instructed a broker, bank or other nominee to vote your shares, by following the directions received from your broker, bank or other nominee to change those instructions.

ADJOURNMENTS AND POSTPONEMENTS

        Although it is not currently expected, the special meeting may be adjourned or postponed to a later date or time, if necessary or appropriate, to solicit additional proxies in the event there are insufficient votes to adopt the merger agreement at the time of such adjournment. Our Amended and Restated Bylaws provide that any adjournment may be made without prior notice if the time and place thereof are announced at the meeting at which the adjournment is taken, if the adjournment is to a date that is not greater than 30 days after the original date fixed for the special meeting and if no new record date is fixed for the adjourned meeting. Any signed proxies received by us prior to            , Eastern Time, on the date of the special meeting in which no voting instructions are provided on such matter will be voted "FOR" an adjournment of the special meeting to a later date or time, if necessary or appropriate, to solicit additional proxies in the event there are insufficient votes to adopt the merger agreement at the time of such adjournment. Whether or not a quorum exists, holders of a majority of our shares of common stock present in person or represented by proxy and entitled to vote at the special meeting may adjourn the special meeting. Any adjournment or postponement of the special meeting for the purpose of soliciting additional proxies will allow our stockholders who have already sent in their proxies to revoke them at any time prior to their use at the special meeting as adjourned or postponed.

SOLICITATION OF PROXIES

        This proxy solicitation is being made and paid for by Caliper on behalf of its board of directors. In addition, we have retained The Proxy Advisory Group, LLC to assist in the solicitation. We will pay

The Proxy Advisory Group, LLC a fee of approximately $13,500 for its assistance. Our directors, officers and employees may also solicit proxies by personal interview, mail, e-mail, telephone, facsimile or other means of communication. These persons will not be paid additional remuneration for their efforts. We will also request brokers and other fiduciaries to forward proxy solicitation material to the beneficial owners of shares of our common stock that the brokers and fiduciaries hold of record. Upon request, we will reimburse them for their reasonable out-of-pocket expenses. In addition, we will indemnify The Proxy Advisory Group, LLC against any losses arising out of that firm's proxy soliciting services on our behalf.

QUESTIONS AND ADDITIONAL INFORMATION

        If you have more questions about the merger or how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, please call The Proxy Advisory Group, LLC, our proxy solicitor, toll-free at (888) 55PROXY or (888) 557-7699 (banks and brokers call collect at (212) 616-2180).

THE MERGER

THE PROPOSAL TO ADOPT THE MERGER AGREEMENT

        On September 7, 2011, Caliper, PerkinElmer and Merger Sub entered into the merger agreement. Caliper's board of directors has unanimously determined that the merger agreement, the performance by Caliper of its obligations thereunder and the consummation of the transactions contemplated thereby, including the merger, are advisable and fair to and in the best interests of Caliper and its stockholders.

        Caliper stockholders will be asked to consider and vote on a proposal at the special meeting to adopt the merger agreement pursuant to the requirements of Delaware law.

VOTE REQUIRED FOR ADOPTION OF THE MERGER AGREEMENT

        Adoption of the merger agreement requires the affirmative vote of a majority of the shares of our common stock outstanding and entitled to vote as of the record date. For the proposal to adopt the merger agreement, you may vote "FOR," "AGAINST" or "ABSTAIN." Abstentions and properly executed broker non-votes, if any, will be counted as present for the purpose of determining whether a quorum is present at the special meeting. Abstentions will have the same effect as a vote against the proposal to adopt the merger agreement. If you hold your shares in "street name," the failure to instruct your bank, broker or other nominee how to vote your shares will have the same effect as a vote against the proposal to adopt the merger agreement but will not have any effect on the adjournment proposal or the non-binding proposal regarding certain merger-related executive compensation arrangements. For the reasons described below, our board of directors recommends that you vote "FOR" the adoption of the merger agreement.

RIGHTS OF STOCKHOLDERS WHO OBJECT TO THE MERGER

        Stockholders are entitled to statutory appraisal rights under Delaware law in connection with the merger. This means that you are entitled to have the value of your shares determined by the Delaware Court of Chancery and to receive payment based on that valuation. The ultimate amount you receive as a dissenting stockholder in an appraisal proceeding may be more than, the same as or less than the amount you would have received under the merger agreement.

        To exercise your appraisal rights, you must submit a written demand for appraisal to Caliper before the vote is taken on the merger agreement and you must not vote in favor of the adoption of the merger agreement. Your failure to follow exactly the procedures specified under Delaware law will result in the loss of your appraisal rights. See "Dissenters' Rights of Appraisal" beginning on page 81 of this proxy statement and the text of the Delaware appraisal rights statute reproduced in its entirety as Annex D.

BACKGROUND OF THE MERGER

        Our board of directors has regularly reviewed and assessed our business strategies and objectives, together with the various trends and conditions affecting our business and the markets in which we operate, all with the goal of enhancing stockholder value. In connection with these reviews and assessments, our board of directors has periodically considered a range of strategic approaches, including remaining a stand-alone, independent company, acquiring other companies or lines of business and entering into collaboration and licensing transactions, and has discussed in that context the relative advantages and disadvantages of engaging in a business combination with a potential acquirer. As part of its periodic consideration of strategic alternatives, during early 2010, our management, board of directors and advisors began to consider strategic options that might be available to Caliper, including the potential for a sale of Caliper to another entity in order to maximize the value of Caliper for our stockholders.

        During the period from February 2009 to April 2009, representatives of PerkinElmer had several discussions with representatives of our senior management, including E. Kevin Hrusovsky, our President and Chief Executive Officer, to discuss a strategic partnership between our two companies. Such discussions were preliminary and did not lead to serious discussions of an acquisition of us at that time.

        In late February 2010, Mr. Hrusovsky met with the Chief Executive Officer of a life sciences company, which we refer to as Party A. During this meeting, the parties discussed their respective businesses and strategies, as well as possible business relationships between our two companies, including a strategic marketing and distribution agreement.

        On March 10, 2010, Mr. Hrusovsky met with the Chief Financial Officer of Party A to continue discussions around possible business relationships between our two companies. During this meeting, the Chief Financial Officer of Party A inquired as to whether we would consider Party A's possible acquisition of us. At the time of this meeting, our stock was trading at approximately $3.50 per share. Mr. Hrusovsky indicated that our board regularly reviews strategic transactions, including business combinations, in its efforts to maximize stockholder value.

        On November 4, 2010, Mr. Hrusovsky met with the Chief Financial Officer of Party A and later with Party A's Chief Executive Officer and Executive Vice President of Corporate Development to further discuss Party A's interest in exploring strategic transactions with us including, among other things, a strategic marketing and distribution agreement and an acquisition of us. At the time of this meeting, our stock was trading at approximately $5.00 per share.

        On January 11, 2011, while attending the JP Morgan Healthcare conference in San Francisco, Mr. Hrusovsky met with representatives of senior management of a life sciences company, which we refer to as Party B. During this meeting, the parties discussed their respective businesses and strategies and Party B provided information to us relating to their recent merger and acquisition activities. Mr. Hrusovsky indicated that our board regularly reviews strategic transactions, including business combinations, in its efforts to maximize stockholder value. Party B did not communicate further with us following this meeting. Several months later, Party B acquired a large life sciences company, and various investment bankers who were familiar with Party B and our business informed us that this transaction likely eliminated the opportunity for Party B to acquire us. This information caused us to believe that any business combination between us and Party B was a low probability.

        On January 12, 2011, while attending the JP Morgan Healthcare conference in San Francisco, Mr. Hrusovsky met with a vice president of a life sciences company, which we refer to as Party C. During the meeting, the parties discussed their respective businesses and strategies. As a result of the discussion, based on the apparent lack of strategic fit between our two companies, we believed that a business combination between us and Party C was a low probability. Party C did not communicate further with us following this meeting.

        On January 13, 2011, while attending the JP Morgan Healthcare conference in San Francisco, Mr. Hrusovsky met with the Chief Financial Officer of Party A to continue discussions around possible strategic transactions with us.

        On February 2, 2011, Mr. Hrusovsky met with representatives of senior management of Party A to continue discussions around possible strategic transactions with us.

        On February 23, 2011, our board of directors held a regularly scheduled meeting in person, attended by certain members of our senior management team. During the executive session of this meeting, a representative of J.P. Morgan made a presentation to the board during which he described recent merger and acquisition activity in the life sciences sector and provided an assessment of various potential strategic opportunities that might be available to Caliper for consideration by our board. At this meeting, our board of directors decided to proactively identify strategic alternatives for Caliper, including potential business combinations, and authorized Mr. Hrusovsky to seek meetings with third parties to discuss potential strategic transactions.

        On March 15, 2011, Mr. Hrusovsky met with the President, Chief Executive Officer and Chairman of a life sciences company, which we refer to as Party D. During the meeting, the parties discussed their respective businesses and strategies. The parties also discussed the status of our current business relationship with Party D as well as Party D's interest in exploring broader strategic relationships with us including, among other things, Party D's possible acquisition of us. Later that day, Mr. Hrusovsky had a dinner meeting with a senior vice president of Party D during which they continued the discussion over possible strategic transactions. During these discussions, representatives of Party D indicated that they did not have an interest in pursuing an acquisition of us.

        On March 17, 2011, Mr. Hrusovsky met with the president and chief executive officer of a life sciences company, which we refer to as Party E. During this meeting, the parties discussed their respective businesses and strategies. As a result of the discussion, and based on the apparent lack of strategic fit between our two companies, we believed that a business combination between us and Party E was a low probability.

        On March 30, 2011, Mr. Hrusovsky received an e-mail message from the chief financial officer of Party A, indicating Party A's diminishing interest in pursuing an acquisition of our entire company based, in part, on a lack of strategic fit with our business and on our high valuation as reflected in the recent price range of our common stock. On March 30, 2011, the closing price of our common stock was $6.76 per share. In subsequent communications between Mr. Hrusovsky and Party A's Chief Executive Officer and Chief Financial Officer, Party A confirmed its interest in discussing a licensing transaction relating to a portion of our technology rather than an acquisition of our entire company.

        On various dates from May 2011 to June 2011, Mr. Hrusovsky contacted members of senior management, including the President and Chief Executive Officer, of a large, diversified life sciences company, which we refer to as Party F, to explore Party F's interest in exploring strategic transaction with us including, among other things, an acquisition of us. Our unsuccessful attempts to secure a meeting date with Party F caused our management to believe that a strategic transaction with us was not a priority for Party F.

        On May 27, 2011, Mr. Hrusovsky sent an e-mail message to Robert F. Friel, the Chairman, Chief Executive Officer and President of PerkinElmer, requesting a meeting.

        On June 13, 2011, Mr. Hrusovsky and Mr. Friel met in person and discussed potential business relationships between our two companies, including the possibility of PerkinElmer acquiring us. During this meeting, Mr. Friel expressed interest in continuing discussions around a possible acquisition of Caliper.

        Later that day, Caliper and PerkinElmer's affiliate, PerkinElmer, LAS, Inc., executed a confidentiality agreement, and Caliper began sharing confidential information with PerkinElmer.

        On June 24, 2011, Mr. Hrusovsky and Mark T. Roskey, our Senior Vice President, Applied Biology R&D, met with representatives of PerkinElmer, including Mr. Friel, Daniel R. Marshak, PerkinElmer's Senior Vice President and Chief Scientific Officer, and Alan Fletcher, Vice President of the Biodiscovery Unit at PerkinElmer. During that meeting, they further discussed the parties' respective businesses and strategies.

        On June 29, 2011, Dr. Marshak and Dr. Fletcher visited our offices to meet with Mr. Hrusovsky and Dr. Roskey to continue discussions around the parties' respective businesses and strategies.

        During the week of July 11, 2011, Mr. Hrusovsky and Mr. Friel met twice to continue discussions around PerkinElmer's potential acquisition of Caliper. During this meeting, a preliminary transaction valuation of Caliper in the price range of between $8.00 to $12.00 per fully diluted share of Caliper common stock was discussed.

        During the period from July 11, 2011 through July 26, 2011, the parties continued to discuss the valuation of Caliper and other potential transaction terms.

        On July 26, 2011, Caliper received a non-binding proposal from PerkinElmer to acquire all of the outstanding stock of Caliper for $11.00 per share in cash, subject to continued confirmatory due diligence, and a proposal to enter into exclusive negotiations with us for 45 days. The offer price in the proposal represented a 30% premium to our closing stock price on July 25, 2011 of $8.47 per share, a 33% premium to our volume weighted average stock price for the 30 trading days ended on July 25, 2011, a 43% premium to our volume weighted average stock price for the 90 trading days ended on July 25, 2011, and a 72% premium to our volume weighted average stock price over the 52-week period ended on July 25, 2011.

        Later on July 26, 2011, Mr. Hrusovsky and Peter F. McAree, our Senior Vice President and Chief Financial Officer, had a conference call with a representative of Perella Weinberg, and a representative of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., which we refer to as Mintz Levin, Caliper's outside legal counsel, to discuss the draft proposal from PerkinElmer.

        On July 27, 2011, our board of directors held a telephonic meeting, attended by members of our senior management, to discuss the proposal from PerkinElmer and the engagement of a financial advisor. The board of directors authorized management to proceed to negotiate an engagement letter with Perella Weinberg, subject to the board's subsequent approval, on the terms generally discussed during the meeting. During this meeting, Mr. Hrusovsky again summarized for the board the nature and outcome of the prior discussions with, and communications received from, Party A, Party B, Party C, Party D, Party E and Party F. He also communicated to the board the perspective of Perella Weinberg, confirming that none of these parties represented as comprehensive a strategic fit with Caliper as did PerkinElmer, that any business combination proposal from any such party was unlikely to be made and, if made, was unlikely to be as favorable as the proposal received from PerkinElmer due to the lack of a comprehensive strategic fit with these other parties. In selecting Perella Weinberg as our financial advisor, our board of directors considered Perella Weinberg's experience and reputation as a mergers and acquisitions advisory firm as well as the fact that Perella Weinberg was very familiar with our business as a result of one of its bankers having had several years of interactions with our management and board. The board of directors authorized management to continue to analyze the proposed offer with a view of having a more comprehensive discussion of the offer at the upcoming in person board meeting scheduled for August 2, 2011.

        On August 2, 2011, our board of directors held a meeting in person, attended by members of our senior management team and representatives of Perella Weinberg and Mintz Levin, to discuss PerkinElmer's proposal. During this meeting, management provided those present with an update on Caliper's operations, performance against plan and projections based on a number of cases. The engagement letter with Perella Weinberg was approved, after which representatives of Perella Weinberg provided its analysis of the proposal from PerkinElmer and reviewed the level of the premium represented by the $11.00 price as compared to Caliper's historic stock price levels and against other valuation metrics based on base, high and low projections for Caliper provided by our management. At this meeting, representatives of Perella Weinberg also reviewed a list of alternative potential acquirors, including certain of the companies that had previously been contacted by Caliper regarding potential strategic transactions, including a sale of Caliper. Representatives of Mintz Levin provided a presentation on the board's fiduciary duties in the context of a possible acquisition transaction. Following a discussion, the board of directors concluded that any alternative bidders were limited to an additional small number of readily identifiable life science companies and had already been contacted by Mr. Hrusovsky. The board then engaged in a discussion of each of these potential strategic acquirors and, with input from representatives of Perella Weinberg, concluded that, in light of the discussions with the alternative candidates, none of them were likely to make a proposal to Caliper that provided comparable value to Caliper's stockholders as the offer received from PerkinElmer. In addition, it was the board's conclusion that Caliper's current business represented the most comprehensive strategic fit to PerkinElmer's business, as compared to other potential acquirors, thereby enabling PerkinElmer to fully value all of Caliper's businesses and technologies in its acquisition proposal.

        The board of directors also discussed the advisability of various approaches to achieving the best possible price in connection with a potential sale of Caliper, including positioning Caliper in the course of diligence and negotiating with PerkinElmer to achieve the highest offer from PerkinElmer, having Caliper's financial advisor approach other potential acquirors prior to entering into an exclusivity agreement with PerkinElmer and structuring a transaction with PerkinElmer in a manner that would not preclude alternative acquirors from making proposals following an announcement of a potential transaction. The board further considered a formal auction and determined that such an auction was not in the best interests of Caliper for several reasons, including (1) that PerkinElmer had said that it would be unwilling to engage in an auction process, and so conducting such a process under such circumstances could materially compromise PerkinElmer's willingness to proceed with negotiations around an acquisition of us, (2) the board's view that an auction would not likely yield any bidders, based on our prior experience with Parties A, B, C, D, E and F and the advice provided by Perella Weinberg, (3) that it would be disruptive to Caliper's ongoing operations, thereby compromising the opportunity for our stockholders to realize the value premium represented by the PerkinElmer proposal and (4) advice from Perella Weinberg that other potential bidders were likely only to be interested in acquiring one or more segments of our business, rather than our entire company, which approach would likely result in our achieving an overall valuation for our stockholders below the value represented by the PerkinElmer proposal due, in part, to the execution risk and disruption to our business of attempting to complete multiple transactions in a condensed period of time. The board also considered approaching private equity sponsors to discuss a possible acquisition of us through what would likely be a highly leveraged transaction and concluded, with advice from Perella Weinberg, that Caliper's early stage earnings profile would make an acquisition of us unattractive to private equity buyers. Following analysis from Perella Weinberg and management, the board also concluded that less overall value was likely to be achieved for Caliper's stockholders through the piecemeal disposition of business segments or technologies as compared to an outright sale of the entire company. The board concluded that Caliper should engage in a due diligence process with PerkinElmer, trying to achieve the highest possible offer from PerkinElmer and securing a transaction with PerkinElmer while negotiating contract provisions that would permit a superior bid to emerge after any transaction with PerkinElmer was announced if the board decided to sell Caliper.

        The board also discussed at length PerkinElmer's request for an exclusivity period. In considering whether to grant exclusivity to PerkinElmer, the board considered the following factors: (1) the fact that the $11.00 offer price represented a substantial premium, both in terms of Caliper's historic stock prices but also as compared to recent transactions in the industry; (2) the fact that PerkinElmer represented a uniquely strategic fit for Caliper in terms of the complementary nature of its products, its ability to sell our products in new markets, and providing us with access to expertise needed to gain regulatory approval to market and sell certain of our products for diagnostic applications and that, as a result, PerkinElmer would likely be in a position to pay a higher price for Caliper than any other potential purchaser; (3) the fact that PerkinElmer was prepared to expend a substantial investment of time and resources undertaking its due diligence investigation of Caliper; (4) the fact that PerkinElmer had indicated that it would be unwilling to engage in an auction process for Caliper given that its offer price represented a significant premium over Caliper's recent trading price; (5) the fact that the 2% break-up fee agreed to by the parties as a condition to Caliper's granting exclusivity was low as compared to the overall value of the transaction and at the low end of the range for such fees as compared to transactions of comparable value in the industry; (6) the guidance from Perella Weinberg that the $11.00 per share price was compelling; and (7) the fact that the PerkinElmer transaction was attractive from a speed, certainty and confidentiality perspective, would result in the receipt of a very attractive premium for Caliper's shareholders, was an all cash deal without any financing contingency, would be less likely to be disruptive to the ongoing operations of Caliper, and could be achieved in such a way as to not to expose Caliper to the risks of a failed auction process. The board further reviewed its fiduciary duties and discussed alternatives for testing the potential interest of parties other than the six parties previously contacted by Caliper's chief executive officer in advance of signing a merger agreement as compared to including provisions in the merger agreement to permit alternative bidders to emerge after a definitive agreement had been announced. After further discussion, consideration of the risk that PerkinElmer would not continue discussions with us if we did so, and in view of the continuing deterioration of financial market conditions, the board authorized management to negotiate the proposal and exclusivity agreement with PerkinElmer based on the $11.00 offer price. The board also approved an exclusivity period of only 21 days as compared to the 45-day period that had been requested by PerkinElmer. Further, the board required that PerkinElmer agree at this time to a break-up fee of 2% of the purchase price in any definitive agreement between the parties. PerkinElmer ultimately accepted Caliper's proposal.

        On August 3, 2011, Mr. Hrusovsky met with the Chief Executive Officer of Party A. The discussion during this meeting confirmed for us that Party A had a high degree of strategic interest only in a transaction involving a portion of our business, rather than an acquisition of our entire company.

        Also on August 3, 2011, Caliper entered into an engagement letter with Perella Weinberg.

        During the period from August 2 through August 4, 2011, a representative of Perella Weinberg had separate conversations with representatives of Bank of America Merrill Lynch, PerkinElmer's financial advisor, regarding the terms for a revised non-binding proposal letter from PerkinElmer.

        On August 5, 2011, Caliper received a revised non-binding proposal from PerkinElmer, in which PerkinElmer affirmed its proposed offer to acquire all of our outstanding stock for $11.00 per share in cash, modified its proposed exclusivity period to 21 days, and agreed to a break-up fee payable by us in any definitive transaction agreement of 2% of the aggregate purchase price for the transaction. Together with the revised proposal, PerkinElmer delivered a revised proposed exclusivity agreement.

        Also on August 5, 2011, our board of directors held a telephonic meeting during which members of our senior management and representatives of Perella Weinberg and Mintz Levin provided our board with an update regarding the potential transaction with PerkinElmer. During this meeting the board considered the revised proposal and the proposed exclusivity agreement received from PerkinElmer. Representatives of Mintz Levin reviewed various issues relating to the exclusivity agreement. The board of directors authorized management to proceed to negotiate and execute an exclusivity agreement with PerkinElmer with the modifications generally discussed at the meeting.

        Later on August 5, 2011, Caliper and PerkinElmer negotiated the terms of the exclusivity agreement, including the addition of a 12-month standstill provision, a 12-month non-solicitation provision, and a provision allowing us to respond to an unsolicited proposal regarding an acquisition if deemed necessary by our board of directors to comply with its fiduciary duties under applicable law. The parties subsequently executed the nonbinding proposal letter and exclusivity agreement on August 5, 2011. The $11.00 offer price represented a 38% premium to our closing stock price on August 5, 2011, a 33% premium to our volume weighted average stock price for the 30 trading days ended on August 5, 2011, a 41% premium to our volume weighted average stock price for the 90 trading days ended on August 5, 2011, and a 69% premium to our volume weighted average stock price over the 52-week period ended on August 5, 2011.

        On August 9, 2011, representatives from Caliper, with the assistance of representatives of Perella Weinberg, met with representatives of PerkinElmer and Bank of America Merrill Lynch at the offices of Mintz Levin to provide a comprehensive overview of our business and strategy.

        Later on August 9, 2011, our board of directors held a telephonic meeting in which representatives of Perella Weinberg and Mintz Levin and members of our senior management participated. At this meeting, management provided an update regarding the management presentation made earlier that day and on the progress of the due diligence process underway with PerkinElmer.

        On August 12, 2011, PerkinElmer was given access to additional information about us contained in an electronic data room in order to facilitate PerkinElmer's due diligence review. From August 12, 2011 to September 7, 2011, several telephonic and in-person meetings occurred between Caliper and PerkinElmer's management and advisors for the purpose of conducting due diligence with respect to Caliper.

        On August 19, 2011, our board of directors held a telephonic meeting in which representatives of Perella Weinberg and Mintz Levin and members of our senior management participated. At this meeting, management provided our board with an update on the status of the due diligence and discussions with PerkinElmer.

        On the evening of August 25, 2011, Mr. Hrusovsky and Mr. Friel had a call during which Mr. Friel expressed concern over the impact that the recent turmoil in the financial markets might have on the proposed transaction. He also indicated that the recent decline in our stock price, coupled with PerkinElmer's due diligence investigation to date, no longer justified the substantial price premium represented by the $11.00 price. Mr. Friel indicated that the highest price that could be justified under current market conditions was $9.50 per share, which price represented a higher premium against our current trading price than the premium represented by PerkinElmer's initial offer. Mr. Hrusovsky proposed that, if PerkinElmer concluded that the $11.00 per share price was not justified at this time, then the parties ought to consider disengaging from further negotiations pending a stabilization in the markets. Mr. Friel and Mr. Hrusovsky agreed to reflect further on whether to disengage from negotiations overnight and to resume the conversation early the next day, given the fact that the period of exclusive negotiations between the parties would expire on that date.

        On the morning of August 26, 2011, Mr. Friel and Mr. Hrusovsky had a call to continue their discussions from the prior evening. Mr. Friel indicated PerkinElmer's willingness to continue negotiations but proposed a new transaction price of $9.50 per share. Mr. Hrusovsky also indicated Caliper's willingness to continue negotiations, but at the current offer price of $11.00 per share. After considerable discussion, Mr. Hrusovsky and Mr. Friel agreed to allow PerkinElmer's due diligence to continue, predicated on Caliper's receipt of a revised non-binding proposal with an offer price of $10.50 per Caliper share. Later that day, Caliper received a further revised non-binding proposal from PerkinElmer to acquire all of the outstanding stock of Caliper for a revised purchase price of $10.50 per fully diluted share in cash, and which included an extension of the exclusivity period scheduled to expire on August 26, 2011 for an additional seven days, until September 2, 2011.

        Later on August 26, 2011, our board of directors held a telephonic meeting, attended by members of our senior management team and representatives of Perella Weinberg and Mintz Levin, during which the revised terms of PerkinElmer's proposal were reviewed. Mr. Hrusovsky reported that Mr. Friel had proposed a price reduction in PerkinElmer's offer from $11.00 per share to $9.50 per fully diluted share and that, after negotiation, he and Mr. Friel had agreed to continue discussions around a proposed price of $10.50 per share. Mr. Hrusovsky reported that Mr. Friel had cited several reasons, resulting from PerkinElmer's ongoing due diligence review, for proposing the reduction in price. These reasons included concerns relating to: (1) projections related to the future gross margins of certain of Caliper's products and services, (2) the remaining life of certain of Caliper's intellectual property assets in one area, and (3) the actual value to a combined company of certain tax attributes of Caliper. Mr. Hrusovsky also indicated that Mr. Friel had identified the significant drop in stock price during the period commencing from the date of the parties' non-binding agreement on price through the date of the August 26, 2011 conversation in support of an offer price reduction. Mr. Hrusovsky and management indicated to the board that, in light of the condition of the financial markets and the apparent concern from PerkinElmer, the modified PerkinElmer proposal remained a very attractive one for Caliper's stockholders. The modified offer price represented a 57% premium to our closing stock price on August 25, 2011, a 42% premium to our volume weighted average stock price for the 30 trading days ended on August 25, 2011, a 37% premium to our volume weighted average stock price for the 90 trading days ended on August 25, 2011, and a 58% premium to our volume weighted average stock price over the 52-week period ended on August 25, 2011. After discussion, and following input from Perella Weinberg, the board agreed that an offer price of $10.50 per share was reasonable and acceptable, and authorized Mr. Hrusovsky to continue the negotiations with PerkinElmer on that basis. Caliper later signed the amendment to the non-binding proposal extending the exclusivity period through September 2, 2011.

        On August 29, 2011, PerkinElmer's outside counsel, Wilmer Cutler Pickering Hale and Dorr LLP, which we refer to as WilmerHale, provided a draft of the merger agreement to all parties for review and comment.

        On September 1, 2011, Mintz Levin provided a revised draft of the merger agreement to all parties reflecting Caliper's response to the proposals in the draft and identifying several issues for further discussion. Also on September 1, Mintz Levin provided Caliper's transfer agent, Wells Fargo Bank, N.A., with a draft of an amendment to Caliper's stockholder rights agreement for their review and comment.

        On September 2, 2011, Caliper received a letter from PerkinElmer requesting to extend the exclusivity period for an additional seven days, until September 9, 2011, to provide the parties more time to negotiate the merger agreement and other transaction-related documents.

        On the afternoon of September 2, 2011, Caliper's board of directors, together with members of our senior management team and representatives of Perella Weinberg and Mintz Levin, held a telephonic meeting to discuss the current status of the merger agreement and to consider an extension of the exclusivity period for an additional seven days, until September 9, 2011. They also discussed negotiations held to date on the merger agreement, including issues relating to termination of the agreement, circumstances under which Caliper would be required to pay a break-up fee to PerkinElmer, our obligations in respect of seeking stockholder approval for the transaction, and other issues. Representatives of Mintz Levin again reviewed with the board its fiduciary duties in the context of establishing Caliper's positions with respect to these and other issues. After the discussion, and based on progress made in the negotiation of the merger agreement, our board approved an extension of the exclusivity period with PerkinElmer until September 8, 2011, rather than to September 9, 2011, as had been requested by PerkinElmer.

        Later on September 2, 2011, Caliper provided a draft of the disclosure schedules to the merger agreement to PerkinElmer.

        On September 3, 2011, WilmerHale provided a revised draft of the merger agreement to all parties for review and comment.

        On September 4, 2011, representatives of Caliper, PerkinElmer, Mintz Levin and WilmerHale held a conference call to negotiate specific terms of the merger agreement, including the representations and warranties of each of Caliper and PerkinElmer, closing conditions, and the ability of Caliper to terminate the merger agreement in certain circumstances.

        On September 5, 2011, Mintz Levin provided a revised draft of the merger agreement to all parties for review reflecting the previous day's discussions and Caliper's positions on open issues.

        Later on September 5, 2011, WilmerHale provided a draft of a Voting Agreement by and among PerkinElmer, Caliper and certain directors, officers and a stockholder of Caliper to all parties for review and comment. The Voting Agreement, required by the merger agreement as a condition to PerkinElmer executing the merger agreement, provided that, among other things, the officers, directors and a principal stockholder of Caliper would agree to vote the shares of common stock of Caliper owned by them, or subsequently acquired by them, in favor of the merger with PerkinElmer. From September 5, 2011 through September 7, 2011, representatives of Mintz Levin and WilmerHale negotiated the terms of the Voting Agreement.

        On September 6, 2011, WilmerHale provided a revised draft of the merger agreement containing PerkinElmer's responses to Caliper's positions to all parties for review.

        On September 6, 2011, our board of directors held a telephonic meeting, with members of our senior management team and representatives of Perella Weinberg and Mintz Levin participating, to discuss the most recent version of the draft merger agreement. At the meeting, representatives from Mintz Levin reviewed the proposed terms of the latest draft of the merger agreement and updated the board on modifications to the proposed agreement from earlier drafts. Representatives of Perella Weinberg reviewed their analysis regarding the financial aspects of PerkinElmer's $10.50 per share in cash offer and delivered to our board, orally, its draft opinion that, as of that date, and based on various assumptions, qualifications and limitations described in such opinion, the consideration to be received in the merger by the holders of Caliper's common stock, was fair, from a financial point of view, to Caliper's stockholders.

        Also on September 6, 2011, Mintz Levin provided a revised draft of the merger agreement to all parties for review, and representatives of Caliper, PerkinElmer, Mintz Levin and WilmerHale held a conference call to negotiate open terms of the merger agreement, including the representations and warranties of Caliper, employee benefit matters and the circumstances under which Caliper would have the ability to terminate the merger agreement.

        During the morning of September 7, 2011, WilmerHale delivered a revised draft merger agreement to all parties for review reflecting the previous day's discussions.

        On September 7, 2011, our board of directors held a telephonic meeting, with members of our senior management team and representatives of Perella Weinberg and Mintz Levin participating, to discuss the proposed merger agreement and to consider whether or not to approve it and recommend that Caliper's stockholders adopt the merger agreement and approve the merger. Representatives of Mintz Levin provided a detailed summary of the terms and conditions of the final proposed merger agreement. Perella Weinberg delivered its written opinion that, as of that date, and based on various assumptions, qualifications and limitations described in such opinion, the consideration to be received in the merger by the holders of Caliper's common stock, was fair, from a financial point of view, to Caliper's stockholders. In the board meeting, the following metrics were reviewed by Perella Weinberg: (1) the key transaction terms were such that the board had sufficient flexibility following the announcement of the signing of the merger agreement with PerkinElmer to consider unsolicited alternative proposals from third party bidders in the interest of assuring the most favorable transaction from a financial point of view for Caliper's stockholders; (2) the $10.50 per share price represented a 42% premium over the closing price of Caliper's stock on the date of the proposed agreement, a 53% premium as compared to the 30-day volume weighted average stock price of Caliper's common stock, a 37% premium as compared to the 90-day volume weighted average stock price of Caliper's common stock and a 57% premium over the volume weighted average stock price of Caliper's common stock over the 52-week period ended on September 7, 2011; (3) the proposed price represented a substantial premium over the valuations of Caliper obtained through an analysis of comparable public companies; and (4) the proposed price was at the high end of valuations received by sellers in recent comparable transactions in the industry. After considerable discussion among the participants to address questions from members of Caliper's board of directors, Caliper's board of directors, by a unanimous vote, (i) determined that the merger agreement and the merger are fair to, and in the best interests of,

Caliper and its stockholders, (ii) approved the merger agreement, the voting agreement and the transactions contemplated by the merger agreement, including the merger, and (iii) declared the advisability of the merger agreement and the merger and resolved to recommend that Caliper's stockholders adopt the merger agreement and approve the merger.

        The merger agreement, the voting agreements and other transaction-related documents were signed by all parties on September 7, 2011 and their execution was announced on September 8, 2011 in a press release.

REASONS FOR THE MERGER; RECOMMENDATION OF OUR BOARD OF DIRECTORS

        Our board of directors, acting with the advice and assistance of Caliper's management and financial and legal advisors, carefully evaluated the merger agreement and the transactions contemplated thereby. Our board of directors determined that the merger agreement, the performance by Caliper of its obligations thereunder and the consummation of the transactions contemplated thereby, including the merger, are advisable and fair to, and in the best interests of, Caliper and its stockholders. At a meeting of our board of directors held on September 7, 2011, our board of directors unanimously resolved to approve the merger agreement, the performance by Caliper of its obligations thereunder and the consummation of the transactions contemplated thereby, including the merger, and to recommend to the stockholders of Caliper that they adopt the merger agreement.

        In the course of reaching its recommendation, our board of directors consulted with Caliper's management and its financial and legal advisors and considered a number of substantive factors, both positive and negative, and potential benefits and detriments of the merger. Our board of directors believed that, taken as a whole, the following factors supported its decision to approve the proposed merger:

  •
  Consideration; Historical Market Prices.  Our board of directors considered the historical market prices of Caliper common stock and noted that the proposed merger consideration of $10.50 per share of Caliper common stock represented a premium of 42% to Caliper's closing stock price as of September 7, 2011, a premium of 53% to Caliper's volume weighted average stock price over the 30 trading days leading up to and including September 7, 2011, and a premium of 57% to Caliper's volume weighted average stock price over the 52-week period ended on September 7, 2011. Our board of directors also considered the likelihood that it could take a considerable period of time, if ever, before the trading price of Caliper common stock would reach and be sustained at least at the merger consideration of $10.50 per share, as adjusted for present value. Our board of directors also noted that the merger consideration was all cash, without any financing contingency, which provides certainty of value to Caliper's stockholders.

  •
  Comparability to Other Alternatives.  Based on its in-depth knowledge of Caliper's business, products and services, financial condition and results of operations, on both a historical basis and a prospective basis, our board of directors also considered certain strategic alternatives to the merger, including the possibility of remaining as a standalone public company, which alternatives the board evaluated with the assistance of its financial advisor, Perella Weinberg. Our board of directors determined that alternative strategic transactions were less likely to be available to Caliper in the short-or long-term and, if available, none of them would provide greater value to Caliper's stockholders as the merger given the potential risks, rewards and uncertainties associated with those alternatives. Our board of directors also considered the board's belief, based on its experience, the failure of Caliper's discussions with other potential buyers to proceed and discussions with Perella Weinberg about the likelihood that more favorable transactions would be available, that it was unlikely that more favorable transactions were available with other buyers.

  •
  Price Negotiation.  Our board of directors considered the fact that the merger consideration finally agreed to, $10.50 per share, represented an increase from a price of $8.00 to $9.00 per share which had been proposed in early discussions between the parties.

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  Industry and Global Economic Conditions.  Our board of directors considered our business, financial condition, competitive position, business strategy, strategic options and prospects, as well as risks involved in achieving these prospects, the nature and diversity of our business and the industry in which we compete, and current industry, economic and global market conditions, both on a historical and on a prospective basis, all of which led our board of directors to conclude that the merger presented an opportunity for our stockholders to realize greater value than the value likely to be realized by stockholders in the event we remained independent.

  •
  Financial Advisor's Opinion.  Our board of directors considered the financial presentation of Perella Weinberg and the opinion delivered by Perella Weinberg to our board of directors to the effect that, as of September 7, 2011 and based upon and subject to the various assumptions, limitations, qualifications and conditions described in the opinion, the merger consideration of $10.50 per share of common stock in cash was fair, from a financial point of view, to holders of Caliper's common stock as more fully described under "Opinion of Caliper's Financial Advisor," beginning on page 35 of this proxy statement. The opinion of Perella Weinberg was addressed to, and for the use and benefit of, the board of directors of Caliper in connection with and for purposes of its evaluation of the merger and does not constitute a recommendation as to how any holder of Caliper common stock should vote with respect to the merger. The full text of the written opinion, dated September 7, 2011, which sets forth the assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with such opinion by Perella Weinberg is attached as Annex C to this proxy statement and is incorporated herein by reference.

  •
  Terms of the Merger Agreement.  Our board of directors considered the terms and conditions of the merger agreement, including:

  •
  the limited number and nature of the conditions to PerkinElmer's obligation to complete the merger, including the lack of a financing condition to the completion of the merger;

  •
  Caliper's ability under the merger agreement to furnish information to and conduct negotiations with a third party in certain circumstances, as more fully described under "The Merger Agreement—No Solicitation of Other Offers" on page 61 of this proxy statement;

  •
  our board of directors' ability to modify and change its recommendation to stockholders following the receipt of a superior proposal from a third party or if a material development or change in circumstances occurs if the failure to take such action would be inconsistent with its fiduciary duties under applicable law;

  •
  that Caliper can terminate the merger agreement if an unsolicited superior proposal for an alternative transaction is made by a third party, provided that Caliper complies with certain requirements, including allowing PerkinElmer an opportunity to match the superior proposal and pays a $12.8 million termination fee to PerkinElmer concurrently with such termination;

  •
  that PerkinElmer has agreed to use its reasonable best efforts to cause the merger to be completed;

  •
  that the merger agreement provides Caliper sufficient operating flexibility to conduct its business generally in the ordinary course between the signing of the merger agreement and the completion of the merger; and

    •
    the fact that all such terms and conditions were the product of extensive arm's-length negotiations between Caliper and PerkinElmer.

  •
  Termination Fee.  Our board of directors considered the $12.8 million termination fee, including the views of Caliper's financial and legal advisors as to the customary nature of the existence and size of a termination fee in transactions similar to the merger. Our board of directors concluded that a termination fee of this size for the transactions contemplated by the merger agreement was reasonable and should not unduly deter a third party from making, or inhibit our board of directors in evaluating, negotiating, and, if appropriate, terminating the merger agreement to enter into a transaction that is a superior proposal, subject to the terms of the merger agreement.

  •
  Likelihood of Consummation.  Our board of directors considered the likelihood that the merger will be completed, including its belief that there would not likely be significant regulatory impediments to the merger and PerkinElmer's agreement to use its reasonable best efforts to complete the merger, subject to the terms of the merger agreement. Our board of directors also considered the fact that PerkinElmer did not have to obtain shareholder approval for the transaction.

  •
  Financial Capability of PerkinElmer.  Our board of directors noted after discussion with Perella Weinberg and PerkinElmer that PerkinElmer has the financial resources and capabilities to fully perform its obligations under the merger agreement, that PerkinElmer had received commitments with respect to any necessary financing transactions required to be completed to effect the acquisition, and that PerkinElmer and Merger Sub's obligations under the merger agreement are not subject to any conditions regarding the ability to obtain financing for the consummation of the merger or transactions contemplated by the merger agreement.

  •
  Stockholder Vote.  Our board of directors considered the fact that the consummation of the proposed merger would require the affirmative vote of the holders of a majority of the outstanding shares of Caliper's common stock entitled to vote. Our board of directors noted that shares owned by members of management, our board of directors and one stockholder, all of whom had signed voting agreements, represented approximately 14% of the outstanding shares.

  •
  Availability of Dissenters' Rights.  Our board of directors considered the fact that dissenters' rights of appraisal would be available to Caliper's stockholders under Delaware law and that there was no condition in the merger agreement restricting the number of shares of common stock that could dissent from the merger.

        Our board of directors also considered potential risks or negative factors relating to the merger, including the following:

  •
  we will no longer exist as an independent company and our stockholders will no longer participate in any future growth we may have;

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  the fact that the merger agreement precludes us from actively soliciting alternative takeover proposals;

  •
  we are obligated to pay a termination fee of $12.8 million if we or PerkinElmer terminate the merger agreement under certain circumstances;

  •
  the fact that not all conditions to the closing of the merger, including the required approvals of governmental authorities, are within Caliper's control;

  •
  the significant risks and costs, including the possibility of disruption to our operations, diversion of management and employee attention, employee attrition and a potentially negative effect on our business and customer relationships if the merger does not close; and

  •
  the merger will be a taxable transaction and, therefore, our stockholders generally will be required to pay tax on any gains they recognize as a result of the receipt of cash in the merger.

        Our board of directors concluded that the potentially negative factors associated with the proposed merger were outweighed by the opportunity for Caliper's stockholders to realize a significant premium on the value of their common stock and monetize their investment in Caliper for the $10.50 per share cash merger consideration. Our board of directors believed that the proposed merger would maximize the immediate value of the stockholders' shares and eliminate the unavoidable risks and uncertainty affecting the future prospects of Caliper. Accordingly, our board of directors concluded that the merger agreement, the performance by Caliper of its obligations thereunder and the consummation of the transactions contemplated thereby, including the merger, are advisable and fair to and in the best interests of Caliper and its stockholders.

        In addition, our board of directors was aware of and considered the interests that our directors and executive officers may have with respect to the merger that differ from, or are in addition to, their interests as stockholders of Caliper generally, as described in "The Merger—Interests of Caliper's Directors and Executive Officers in the Merger" beginning on page 45 of this proxy statement, which our board of directors considered as being neutral in its evaluation of the merger.

        The foregoing discussion summarizes the material information and factors considered by our board of directors in its consideration of the proposed merger. Our board of directors collectively reached the unanimous decision to approve the merger agreement and related transactions in light of the factors described above and other factors that each member of our board of directors felt were appropriate. In view of the variety of factors and the quality and amount of information considered, our board of directors did not find it practicable to, and did not make specific assessments of, quantify or otherwise assign relative weights to the specific factors considered in reaching its determination. Individual members of our board of directors may have given different weight to different factors.

        Our board of directors recommends that you vote "FOR" the adoption of the merger agreement.

OPINION OF CALIPER'S FINANCIAL ADVISOR

        Caliper retained Perella Weinberg to act as financial advisor to its board of directors in connection with the merger. The board of directors of Caliper selected Perella Weinberg based on Perella Weinberg's qualifications, expertise and reputation and its knowledge of the industries in which Caliper conducts its business. Perella Weinberg, as part of its investment banking business, is continually engaged in performing financial analyses with respect to businesses and their securities in connection with mergers and acquisitions, leveraged buyouts and other transactions, as well as for corporate and other purposes.

        The board of directors of Caliper requested that Perella Weinberg evaluate the fairness, from a financial point of view, of the $10.50 per share cash consideration to be received by the holders of shares of Caliper common stock in the merger. On September 6, 2011, Perella Weinberg rendered its oral opinion, subsequently confirmed in writing on September 7, 2011, to the board of directors of Caliper, that, as of September 7, 2011, and based upon and subject to the various assumptions made, procedures followed, matters considered and qualifications and limitations set forth in such opinion, the $10.50 per share cash consideration to be received by the holders of shares of Caliper common stock in the merger was fair, from a financial point of view, to such holders (other than the PerkinElmer Affiliates, as to which no opinion was expressed).

        The full text of Perella Weinberg's written opinion, dated September 7, 2011, which sets forth, among other things, the assumptions made, procedures followed, matters considered and qualifications and limitations on the review undertaken by Perella Weinberg, is attached as Annex C to this proxy statement and is incorporated by reference herein. Holders of shares of Caliper common stock are urged to read the opinion carefully and in its entirety. The opinion does not address Caliper's underlying business decision to enter into the merger or the relative merits of the merger as compared with any other strategic alternative which may be available to Caliper. The opinion does not constitute a recommendation to any holder of Caliper common stock as to how such holder should vote or otherwise act with respect to the proposed merger or any other matter. In addition, Perella Weinberg expressed no opinion as to the fairness of the merger to, or any consideration received in connection with the merger by, the PerkinElmer Affiliates or the holders of any other class of securities, creditors or other constituencies of Caliper. Perella Weinberg provided its opinion for the information and assistance of the board of directors of Caliper in connection with, and for the purposes of, its evaluation of the merger. This summary is qualified in its entirety by reference to the full text of the opinion.

        In arriving at its opinion, Perella Weinberg, among other things:

  1.
  reviewed certain publicly available financial statements and other business and financial information of Caliper, including research analyst reports;

  2.
  reviewed certain internal financial statements, analyses, forecasts, and other financial and operating data relating to the business of Caliper, in each case, prepared by Caliper's management as reflected in the "High Case," as set forth below under "Prospective Financial Information," which we refer to as the Caliper Forecast;

  3.
  reviewed certain publicly available financial forecasts relating to Caliper;

  4.
  discussed the past and current operations, financial condition and prospects of Caliper with senior executives of Caliper;

  5.
  compared the financial performance of Caliper with that of certain publicly-traded companies which it believed to be generally relevant;

  6.
  compared the financial terms of the merger with the publicly available financial terms of certain transactions which it believed to be generally relevant;

  7.
  reviewed the historical trading prices and trading activity for Caliper common stock, and compared such price and trading activity of Caliper common stock with that of securities of certain publicly-traded companies which it believed to be generally relevant;

  8.
  reviewed the premiums paid in certain publicly available transactions, which it believed to be generally relevant;

  9.
  reviewed the merger agreement; and

  10.
  conducted such other financial studies, analyses and investigations, and considered such other factors, as it deemed appropriate.

        In arriving at its opinion, Perella Weinberg assumed and relied upon, without independent verification, the accuracy and completeness of the financial and other information supplied or otherwise made available to it (including information that was available from generally recognized public sources) for purposes of its opinion and further relied upon the assurances of the management of Caliper that information furnished by them for purposes of Perella Weinberg's analysis did not contain any material omissions or misstatements of material fact. Perella Weinberg was advised by the management of Caliper and assumed, with the consent of the board of directors of Caliper, that the Caliper Forecast had been reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of management of Caliper as to the future financial performance of Caliper and the other matters covered thereby, and Perella Weinberg expressed no view as to the assumptions on which it was based. In arriving at its opinion, Perella Weinberg did not make any independent valuation or appraisal of the assets or liabilities (including any contingent, derivative or off-balance-sheet assets and liabilities)

of Caliper, nor was it furnished with any such valuations or appraisals, nor did it assume any obligation to conduct, nor did it conduct, any physical inspection of the properties or facilities of Caliper. In addition, Perella Weinberg did not evaluate the solvency of any party to the merger agreement under any state or federal laws relating to bankruptcy, insolvency or similar matters. Perella Weinberg assumed that the merger would be consummated in accordance with the terms set forth in the merger agreement, without material modification, waiver or delay. Furthermore, Perella Weinberg assumed that in connection with the receipt of all the necessary approvals of the proposed merger, no delays, limitations, conditions or restrictions would be imposed that could have an adverse effect on Caliper. Perella Weinberg relied as to all legal matters relevant to rendering its opinion upon the advice of counsel.

        Perella Weinberg's opinion addressed only the fairness from a financial point of view, as of September 7, 2011, of the $10.50 per share cash consideration to be received by the holders of shares of Caliper common stock in the merger. Perella Weinberg was not asked to, nor did it, offer any opinion as to any other term of the merger agreement (or any other related agreement) or the form or structure of the merger or the likely timeframe in which the merger would be consummated. In addition, Perella Weinberg expressed no opinion as to the fairness of the amount or nature of any compensation to be received by any officers, directors or employees of any parties to the merger, or any class of such persons, whether relative to the $10.50 per share cash consideration to be received by the holders of shares of Caliper common stock in the merger or otherwise. Perella Weinberg did not express any opinion as to any tax or other consequences that may result from the transactions contemplated by the merger agreement or any other related document, nor did its opinion address any legal, tax, regulatory or accounting matters, as to which it understood Caliper had received such advice as it deemed necessary from qualified professionals. Perella Weinberg's opinion did not address the underlying business decision of Caliper to enter into the merger or the relative merits of the merger as compared with any other strategic alternative which may have been available to Caliper. Perella Weinberg was not authorized to solicit, and did not solicit, indications of interest in a transaction with Caliper from any party.

        Perella Weinberg's opinion did not in any manner address the prices at which shares of Caliper common stock would trade at any time. Perella Weinberg's opinion was necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to Perella Weinberg as of, September 7, 2011. It should be understood that subsequent developments may affect Perella Weinberg's opinion and the assumptions used in preparing it, and Perella Weinberg does not have any obligation to update, revise, or reaffirm its opinion.

Summary of Material Financial Analyses

        The following is a summary of the financial analyses performed by Perella Weinberg and reviewed by the board of directors of Caliper in connection with Perella Weinberg's opinion relating to the merger and does not purport to be a complete description of the financial analyses performed by Perella Weinberg. The order of analyses described below does not represent the relative importance or weight given to those analyses by Perella Weinberg. Some of the summaries of the financial analyses include information presented in tabular format. In order to fully understand Perella Weinberg's financial analyses, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses. Considering the data below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of Perella Weinberg's financial analyses. Except as otherwise noted, for purposes of its analyses, Perella Weinberg used selected Wall Street projections, which we refer to as the Street Projections, and the Caliper Forecast for Caliper.

  Historical Stock Trading and Transaction Premium Analysis

        Perella Weinberg reviewed the historical trading price per share of Caliper common stock for the one-year period ended on September 7, 2011, the last trading day prior to the delivery of Perella Weinberg's opinion. In addition, Perella Weinberg calculated the implied premium represented by the $10.50 per share cash consideration to be received by the holders of shares of Caliper common stock in the merger relative to the following:

  •
  the sale price per share of Caliper common stock as of September 7, 2011;

  •
  the 30-day, 60-day and 90-day volume weighted-average price, which we refer to as VWAP, as of September 7, 2011; and

  •
  each of the highest and lowest intra-day sale price per share of Caliper common stock during the 52-week period ended on September 7, 2011.

        The results of these calculations and reference points are summarized in the following table:

	Price Per Share ($)	Implied Premium
September 7, 2011	$7.39	42%
30-Day VWAP	$6.87	53%
60-Day VWAP	$7.58	38%
90-Day VWAP	$7.67	37%
52-Week High	$8.68	21%
52-Week Low	$3.31	217%

        The historical stock trading and transaction premium analysis provided general reference points with respect to the trading prices of Caliper common stock which enabled Perella Weinberg to compare the historical prices with the $10.50 per share cash consideration to be received by the holders of shares of Caliper common stock in the merger.

  Implied Transaction Multiples

        In performing this analysis, Perella Weinberg derived implied enterprise values for Caliper based on both the closing sale price per share of Caliper common stock on September 7, 2011 and the $10.50 per share cash consideration to be received by the holders of shares of Caliper common stock in the merger. The implied enterprise values were derived by calculating equity values of Caliper by multiplying the number of fully diluted shares of Caliper common stock on September 7, 2011 by the closing sale price per share of Caliper common stock on the same date and by the $10.50 per share cash consideration to be received by the holders of shares of Caliper common stock in the merger, and then, in each case, adding estimated net debt of Caliper as of August 31, 2011.

        Perella Weinberg calculated the enterprise value, which we refer to as EV, as a multiple of the following historical and estimated financial results:

  •
  actual revenues and earnings before interest, taxes, depreciation, amortization, and stock compensation expense which we refer to as EBITDA, of Caliper for the last twelve months, which we refer to as LTM;

  •
  estimated revenues and EBITDA for calendar years 2011 and 2012, based on the Caliper Forecast; and

  •
  estimated revenues and EBITDA for calendar years 2011 and 2012, based on the Street Projections.

        The results of these analyses are summarized in the following table:

	EV as a Multiple of	Based on $7.39 per Share Price as of Sept. 7, 2011	Based on $10.50 Cash per Share Merger Consideration
Caliper Forecast	LTM Revenue	2.8x	4.3x
	2011E Revenue	2.4x	3.7x
	2012E Revenue	2.0x	3.0x
	LTM EBITDA	46.6x	NM
	2011E EBITDA	20.8x	31.6x
	2012E EBITDA	11.0x	16.7x
Street Projections	2011E Revenue	2.6x	4.0x
	2012E Revenue	2.4x	3.7x
	2011E EBITDA	NM	NM
	2012E EBITDA	28.1x	42.5x

  Equity Research Analyst Price Targets

        Perella Weinberg reviewed and analyzed the price targets for Caliper common stock prepared and published during the period from August 2011 to September 7, 2011 by all of the equity research analysts that, to its knowledge, covered Caliper during that time frame. These targets reflect each analyst's estimate of the future public market trading price of Caliper common stock at a date one year following the date of publication and are not discounted to reflect present values. Perella Weinberg noted that, as of September 7, 2011, the range of undiscounted equity analyst price targets for Caliper common stock was between $9.00 and $10.00 per share.

        The public market trading price targets published by equity research analysts do not necessarily reflect current market trading prices for Caliper common stock and these estimates are subject to uncertainties, including the future financial performance of Caliper and future financial market conditions.

  Precedent Transaction Analysis

        Perella Weinberg analyzed certain information relating to precedent transactions in the life sciences industry since April 2006, in which, in the exercise of its professional judgment, Perella Weinberg determined the target companies to be relevant companies with operations comparable to Caliper. The precedent transactions included, to Perella Weinberg's knowledge, all relevant public company transactions in the life sciences industry in which cash constituted all or part of the consideration paid. The selected transactions analyzed were the following:

Target	Acquiror	Date of Announcement
Dionex Corporation	Thermo Fisher Scientific Inc.	December 13, 2010
Millipore Corporation	Merck KGaA	February 28, 2010
MDS Inc./Life Technologies Corporation	Danaher Corporation	September 2, 2009
Varian Inc.	Agilent Technologies Inc.	July 27, 2009
Applied Biosystems Group (Applera Corporation)	Invitrogen Corporation	June 12, 2008
Molecular Devices Corporation	MDS Inc.	January 29, 2007
Biacore International AB	GE Healthcare	June 20, 2006
Serologicals Corporation	Millipore Corporation	April 25, 2006

        For each of the selected transactions, Perella Weinberg calculated and compared the resulting EV in the transaction as multiples of LTM revenue and LTM EBITDA. The multiples for the selected transactions were based on publicly available information at the time of the relevant transaction.

        The results of this analysis are summarized in the following table:

	EV/LTM Revenue	EV/LTM EBITDA
Range	1.5x – 4.9x	12.0x – 20.5x
Mean	3.5x	16.8x
Median	3.7x	17.4x
Caliper at $10.50 per share merger consideration	4.3x	NM

        Based on the multiples calculated above and Perella Weinberg's analyses of the various selected transactions and on judgments made by Perella Weinberg, Perella Weinberg selected a representative range of multiples of the transactions and applied that range of multiples to Caliper's LTM revenue of $140 million as of June 30, 2011. Perella Weinberg then derived a range of implied equity value per share of Caliper common stock of approximately $8.83 to $10.97 by applying multiples ranging from 3.5x to 4.5x to Caliper's LTM revenue of $140 million as of June 30, 2011.

        Although the selected transactions were used for comparison purposes, none of the selected transactions nor the companies involved in them was either identical or directly comparable to the merger or Caliper. Accordingly, Perella Weinberg's comparison of the selected transactions to the merger and analysis of the results of such comparisons was not purely mathematical, but instead necessarily involved complex considerations and judgments concerning differences in financial and operating characteristics and other factors that could affect the relative values of the companies involved in such transactions and of the merger.

  Discounted Cash Flow Analysis

        Perella Weinberg performed an illustrative discounted cash flow analysis to calculate the estimated present value as of September 30, 2011 of the estimated standalone unlevered free cash flows, calculated as EBITDA less depreciation and amortization, stock-based compensation expense, taxes, capital expenditures and increase in working capital and subject to other immaterial adjustments, that Caliper could generate during the period of October 1, 2011 through December 31, 2011 and during calendar years 2012 through 2015. Estimates of unlevered free cash flows used for this analysis were based on the Caliper Forecast and certain assumptions made by Perella Weinberg and, during the period of October 1, 2011 through December 31, 2011 and during calendar years 2012 through 2015 are $3 million, $15 million, $24 million, $36 million and $44 million, respectively. Perella Weinberg assumed 2015 as a steady state and used 2015 EBITDA as the terminal year EBITDA for purposes of calculating the terminal value. For such analysis, Perella Weinberg used discount rates ranging from 10.0% to 12.0% (which range was selected because it was consistent with the weighted average cost of capital for public companies in the life sciences industry deemed by Perella Weinberg to be relevant to its analysis) based on estimates of the weighted-average cost of capital of Caliper, calculated present values of unlevered free cash flows generated over the period described above and then added terminal values assuming terminal year multiples ranging from 8.0x to 10.0x LTM EBITDA (which range was selected because it was consistent with the current trading multiples of public companies in the life sciences industry deemed by Perella Weinberg to be relevant to its analysis). For purposes of this analysis, Perella Weinberg utilized the fully diluted number of shares of Caliper common stock. This analysis indicated a reference range of implied equity values per share of Caliper common stock of approximately $8.73 to $10.89. Caliper's net operating losses, which we refer to as NOLs, were valued separately and were based on the assumption that approximately $200 million of historically available NOLs are not likely to be subject to potential prior loss limitations, using discount rates ranging from 10.0% to 12.0%. This analysis indicated a reference range of NOL value per share of Caliper common stock of approximately $0.84 to $0.88, which does not reflect any potential limitation on PerkinElmer's ability to use such historically generated NOLs or NOLs that could arise as a consequence of the merger after the consummation of the merger.

  Public Company Comparison

        Perella Weinberg reviewed and compared certain financial information for Caliper to corresponding financial information, ratios and public market multiples for the following publicly traded companies in the life sciences industry with an enterprise value greater than $1.0 billion, which we refer to as Large/Mid-Cap Peers, and publicly traded companies in the life sciences industry (which, to Perella Weinberg's knowledge, included all relevant publicly traded companies in the industry) with an enterprise value less than $1.0 billion, which we refer to as Small-Cap Peers, both of which were deemed by Perella Weinberg to be relevant to its analysis:

Large/Mid-Cap Peers		Small-Cap Peers
Thermo Fisher Scientific Inc.	Illumina, Inc.	Luminex Corporation
Becton, Dickinson and Company	Qiagen N.V.	Tecan Group Ltd.
Agilent Technologies, Inc.	Bio-Rad Laboratories, Inc.	Affymetrix, Inc.
Sigma-Aldrich Corporation	PerkinElmer, Inc.	Fluidigm Corporation
Life Technologies Corporation	Bruker Corporation	Harvard Bioscience, Inc.
Waters Corporation

        Perella Weinberg calculated and compared financial information and various financial market multiples and ratios of the selected companies based on information Perella Weinberg obtained from SEC filings for historical information, estimates of Institutional Brokerage Estimate System, which we refer to as I/B/E/S, FactSet and other third party research analyst estimates for forecasted information. For Caliper, Perella Weinberg made calculations based on the closing price per share of Caliper common stock as of September 7, 2011 and utilized I/B/E/S estimates. With respect to Caliper and each of the selected companies, Perella Weinberg reviewed, among other things, EV as a multiple of estimated revenue and EBITDA for calendar years 2011 and 2012, and the estimated P/E ratio for calendar years 2011 and 2012.

        The results of certain aspects of Perella Weinberg's analysis are summarized in the following table:

	EV/Revenue Calendar Year 2011E	EV/Revenue Calendar Year 2012E	EV/EBITDA Calendar Year 2011E	EV/EBITDA Calendar Year 2012E	P/E Calendar Year 2011E	P/E Calendar Year 2012E
Mean/Median (Large/Mid-Cap Peers)	2.6x/2.4x	2.4x/2.3x	9.9x/9.1x	8.8x/8.1x	16.4x/15.1x	14.1x/12.7x
Mean/Median (Small-Cap Peers)	3.2x/3.3x	2.7x/2.7x	13.8x/10.3x	11.3x/9.1x	16.0x/16.0x	29.1x/29.1x
Mean/Median (Overall)	2.8x/2.4x	2.5x/2.3x	10.7x/9.3x	9.3x/8.3x	16.4x/15.5x	16.4x/14.3x
Caliper (as of September 7, 2011)	2.6x	2.4x	NM	28.1x	NM	NM

        Based on the multiples calculated above and Perella Weinberg's analyses of the selected companies and on judgments made by Perella Weinberg, Perella Weinberg selected a representative range of multiples of the selected companies and applied that range of multiples to Caliper's estimated revenue for calendar year 2011 according to the Caliper Forecast and the Street Projections. Perella Weinberg then derived a range of implied equity value per share of Caliper common stock of approximately $6.32 to $8.19 according to the Caliper Forecast, and approximately $5.91 to $7.63 according to the Street Projections, by applying multiples ranging from 2.00x to 2.75x to Caliper's estimated revenue for calendar year 2011 according to the Caliper Forecast and the Street Projections, which were $163 million and $150 million, respectively.

        Although the selected companies were used for comparison purposes, no business of any selected company was either identical or directly comparable to Caliper's business. Accordingly, Perella

Weinberg's comparison of selected companies to Caliper and analysis of the results of such comparisons was not purely mathematical, but instead necessarily involved complex considerations and judgments concerning differences in financial and operating characteristics and other factors that could affect the relative values of the selected companies and Caliper.

  Miscellaneous

        The preparation of a fairness opinion is a complex process and selecting portions of the analyses or of the summary set forth herein, without considering the analyses or the summary as a whole, could create an incomplete view of the processes underlying Perella Weinberg's opinion. In arriving at its fairness determination, Perella Weinberg considered the results of all of its analyses and did not attribute any particular weight to any factor or analysis. Rather, Perella Weinberg made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all of its analyses. No company or transaction used in the analyses described herein as a comparison is directly comparable to Caliper or the merger.

        Perella Weinberg prepared the analyses described herein for purposes of providing its opinion to the board of directors, from a financial point of view, of the $10.50 per share cash consideration to be received by the holders of shares of Caliper common stock in the merger on September 7, 2011, the date of Perella Weinberg's opinion. These analyses do not purport to be appraisals or necessarily reflect the prices at which businesses or securities actually may be sold. Perella Weinberg's analyses were based in part upon Caliper's management's financial forecasts and estimates and third party research analyst estimates, which are not necessarily indicative of actual future results, and which may be significantly more or less favorable than suggested by Perella Weinberg's analyses. Because these analyses are inherently subject to uncertainty, being based upon numerous factors or events beyond the control of the parties to the merger agreement or their respective advisors, none of Caliper, Perella Weinberg or any other person assumes responsibility if future results are materially different from those forecasted by Caliper's management or third parties.

        As described above, the opinion of Perella Weinberg to the board of directors was one of many factors taken into consideration by the board of directors in making its determination to approve the merger. Perella Weinberg was not asked to, and did not, recommend the $10.50 per share cash consideration to be received by the holders of shares of Caliper common stock in the merger, which consideration was determined through negotiations between PerkinElmer and Caliper.

        Pursuant to the terms of the engagement letter between Perella Weinberg and Caliper, Caliper agreed to pay Perella Weinberg a fee of $500,000 in connection with delivery of its opinion, and an additional fee of $4.6 million upon the consummation of the merger. In addition, Caliper agreed to reimburse Perella Weinberg for its reasonable expenses, including attorneys' fees and disbursements, and to indemnify Perella Weinberg and related persons against various liabilities, including certain liabilities under the federal securities laws.

        In the ordinary course of Perella Weinberg's business activities, Perella Weinberg or its affiliates may at any time hold long or short positions, and may trade or otherwise effect transactions, for its own account or the accounts of clients, in debt or equity or other securities (or related derivative securities) or financial instruments (including bank loans or other obligations) of Caliper or PerkinElmer or any of their respective affiliates. The issuance of Perella Weinberg's opinion was approved by a fairness opinion committee of Perella Weinberg. During the two year period prior to September 7, 2011, there has been no material relationship between Perella Weinberg and its affiliates on one hand and Caliper or PerkinElmer on the other hand pursuant to which Perella Weinberg or its affiliates received compensation.

PROSPECTIVE FINANCIAL INFORMATION

        Caliper's senior management does not as a matter of practice make detailed projections for extended periods beyond the current fiscal year due to the unpredictability of the underlying assumptions and estimates. However, in connection with the merger discussions, certain financial projections were prepared by our senior management in similar fashion to financials periodically prepared as part of our long range strategic planning process. We have included below a summary of these projections to provide our stockholders access to certain nonpublic information provided to PerkinElmer and/or Perella Weinberg and our board of directors for purposes of considering and evaluating the merger. The inclusion of this information should not be regarded as an indication that any of Caliper's management, Perella Weinberg, PerkinElmer or any other recipient of this information considered, or now considers, it to be necessarily predictive of actual future results.

  High Case

        The High Case was provided to PerkinElmer in connection with its evaluation of the merger, and was also provided to Perella Weinberg and our board of directors in connection with our board of directors' evaluation of the merger. This financial projection represents management's internal stretch goals, which by their nature involve more aggressive assumptions compared to financial forecasts prepared by management for periodic review with the board of directors or as used by management to formulate and communicate financial guidance to investors and analysts.

	Years Ending December 31,
	2011E	2012E	2013E	2014E
	($ in millions)
Revenue	$163	$200	$238	$275
EBITDA(1)	$19	$36	$50	$65
Percent of revenue	12%	18%	21%	24%
Depreciation and amortization	$10	$8	$8	$7
Percent of revenue	6%	4%	3%	3%
Capital Expenditures	$3	$4	$5	$4
Percent of revenue	2%	2%	2%	2%

  Base Case

        The Base Case was provided to Perella Weinberg and our board of directors in connection with our board of directors' evaluation of the merger at a meeting held on August 2, 2011. This financial projection represents management's conservative financial forecast as of such date, taking into consideration what management considers to be normal adjustments applied to the High Case to give appropriate weight and consideration to the inherent risks underlying material assumptions included within the High Case.

	Years Ending December 31,
	2011E	2012E	2013E	2014E
	($ in millions)
Revenue	$149	$170	$193	$220
EBITDA(1)	$8	$16	$27	$40
Percent of revenue	5%	10%	14%	18%
Depreciation and amortization	$8	$8	$7	$7
Percent of revenue	5%	5%	4%	3%
Capital Expenditures	$3	$3	$4	$3
Percent of revenue	2%	2%	2%	2%

  Low Case

        The Low Case was provided to Perella Weinberg and our board of directors in connection with our board of directors' evaluation of the merger on August 2, 2011. This financial projection takes into consideration adjustments which imply that the inherent risks underlying material assumptions to the Base Case are amplified by more severe market conditions that could exist in the future.

	Years Ending December 31,
	2011E	2012E	2013E	2014E
	($ in millions)
Revenue	$146	$155	$165	$175
EBITDA(1)	$7	$11	$16	$20
Percent of revenue	5%	7%	9%	11%
Depreciation and amortization	$8	$8	$7	$6
Percent of revenue	6%	5%	4%	4%
Capital Expenditures	$3	$3	$3	$3
Percent of revenue	2%	2%	2%	2%

(1)
EBITDA is a non-GAAP financial measure which represents net income before interest expense, income tax expenses, depreciation and amortization and stock compensation expense. EBITDA is used by Caliper's management to measure the operating performance and trends of the business, and should not be considered an alternative to net income, operating income, or any other financial performance measures derived in accordance with U.S. GAAP or as an alternative to cash flow from operating activities as a measure of our profitability or liquidity.

        The projections reflect numerous estimates and assumptions with respect to industry performance, general business, economic, regulatory, market and financial conditions, as well as matters specific to Caliper's business, many of which are beyond Caliper's control. These projections were, in general, prepared solely for internal use and are subjective in many respects. They are susceptible to interpretations and periodic revision based on actual experience and business developments. As a result, there can be no assurance that the projected results will be realized or that actual results will not be significantly higher or lower than projected. Since the projections cover multiple years, such information by its nature is subject to greater uncertainty with each successive year. The projections were not prepared with a view toward public disclosure or toward complying with published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. The prospective financial information included in this proxy statement has been prepared by, and is the responsibility of, Caliper's management. Our independent registered public accounting firm, Ernst & Young LLP, has neither examined, compiled nor performed any procedures with respect to the prospective financial information and, accordingly, Ernst & Young LLP does not express an opinion or any other form of assurance with respect thereto. Furthermore, the financial projections do not take into account any circumstances or events occurring after the date they were prepared.

        Caliper has made publicly available its actual results of operations for the quarter ended June 30, 2011. You should review Caliper's Quarterly Report on Form 10-Q for the quarter ended June 30, 2011 to obtain this information. See "Where You Can Find More Information" on page 85 of this proxy statement. Readers of this proxy statement are cautioned not to place undue reliance on the projections set forth above. No one has made or makes any representation to any stockholder regarding the information included in these projections.

        The inclusion of projections in this proxy statement should not be regarded as an indication that such projections will be necessarily predictive of actual future events, and they should not be relied on as such. Except as required by applicable securities laws, Caliper does not intend to update or otherwise revise the material projections to reflect circumstances existing after the date when made or to reflect the occurrence of future events, even in the event that any or all of the assumptions are shown to be in error. These projections do not give effect to the merger.

INTERESTS OF CALIPER'S DIRECTORS AND EXECUTIVE OFFICERS IN THE MERGER

        In considering the recommendation of the Caliper board of directors with respect to the merger, Caliper stockholders should be aware that the executive officers and directors of Caliper have certain interests in the merger that may be different from, or in addition to, the interests of Caliper stockholders generally. The Caliper board of directors was aware of these interests and considered them, among other matters, in approving the merger agreement and the merger and making its recommendation that Caliper stockholders adopt the merger agreement. These interests are described below.

  Treatment of Outstanding Equity Awards

        Pursuant to the Caliper incentive plans and programs, Caliper equity awards held by Caliper employees, including its executive officers and directors, that are outstanding immediately prior to the effective time of the merger will be subject to the following treatment.

  Caliper Stock Options

        At the effective time of the merger, each stock option representing the right to acquire shares of our common stock outstanding immediately prior to the effective time (whether then vested or unvested) will be cancelled in exchange for the right to receive a cash amount, without interest and less any applicable withholding taxes, equal to the product of (1) the total number of shares of common stock subject to such stock option, multiplied by (2) an amount equal to the excess, if any, of the merger consideration of $10.50 per share over the exercise price per share of such stock option. Stock options where the exercise price per share is equal to or greater than the merger consideration of $10.50 per share will be cancelled for no consideration and will have no further force or effect from and after the effective time of the merger.

        The following table shows, for each executive officer and each director, as applicable, as of September 15, 2011, (a) the number of shares subject to vested stock options held by such person, (b) the cash consideration that such person will receive for such vested stock options as a result of the merger, (c) the number of shares subject to unvested stock options held by such person, (d) the cash consideration that such person will receive for such stock options that will vest at the effective time of the merger, (e) the aggregate number of shares subject to vested stock options and stock options that will vest at the effective time of the merger held by such person and (f) the total cash consideration such person will receive for all such vested stock options and stock options that will vest at the effective time of the merger.

	Vested Stock Options		Stock Options that will Vest as a result of the Merger		Totals
Directors and Executive Officers	(a) Shares	(b) Value	(c) Shares	(d) Value	(e) Total Shares	(f) Total Value
Executive Officers
E. Kevin Hrusovsky President and Chief Executive Officer	1,386,500	$7,617,150	297,500	$1,823,300	1,684,000	$9,440,450
Peter F. McAree Senior Vice President and Chief Financial Officer	315,500	$1,867,727	124,500	$787,173	440,000	$2,654,900
William C. Kruka Executive Vice President, Corporate Development and Imaging Business Unit Head	505,125	$2,753,436	149,875	$935,134	655,000	$3,688,570
David M. Manyak, Ph.D. Executive Vice President, Discovery Alliances and Services	279,500	$1,696,331	140,500	$868,759	420,000	$2,565,090
Bradley W. Rice, Ph.D. Senior Vice President, Systems and R&D	216,877	$1,282,624	122,000	$769,054	338,877	$2,051,678
Bruce J. Bal Senior Vice President, Operations	453,500	$2,505,711	122,000	$769,054	575,500	$3,274,765
Enrique Bernal Senior Vice President In Vitro Business Development	414,625	$2,326,862	121,375	$765,048	536,000	$3,091,910
Paula J. Cassidy Senior Vice President, Human Resources	254,625	$1,507,823	121,375	$765,047	376,000	$2,272,870
Stephen E. Creager Senior Vice President, General Counsel and Secretary	426,500	$2,552,101	122,000	$769,054	548,500	$3,321,155
Joseph H. Griffith IV Vice President of Finance	87,856	$657,514	68,344	$453,883	156,200	$1,111,397
Jerome Leclercq Vice President, International Research Sales and Aftermarket Services and General Manager International Operations	127,843	$888,662	93,157	$602,201	221,000	$1,490,863
Mark T. Roskey Senior Vice President, Applied Biology R&D	419,985	$2,357,417	133,875	$864,547	553,860	$3,221,964
Non-Employee Directors
Robert C. Bishop, Ph.D. Chairman of the Board	124,367	$651,505	5,540	$18,282	129,907	$669,787
Van Billet	92,475	$582,187	3,878	$12,797	96,353	$594,984
David W. Carter	78,475	$556,837	3,878	$12,797	82,353	$569,634
Allan L. Comstock	85,475	$536,337	3,878	$12,797	89,353	$549,134
David V. Milligan, Ph.D.	95,475	$606,597	3,878	$12,797	99,353	$619,394
Kathryn A. Tunstall	92,475	$498,687	3,878	$12,797	96,353	$511,484

All directors and executive officers as a group (18 persons)	5,457,178	$31,445,508	1,641,431	$10,254,521	7,098,609	$41,700,029

  Caliper Restricted Stock Units

        At the effective time of the merger, each restricted stock unit representing the right to acquire shares of our common stock outstanding immediately prior to the effective time (whether then vested or unvested) will be cancelled in exchange for the right to receive a cash amount, without interest and less any applicable withholding taxes, equal to the product of (1) the total number of shares of common stock subject to such restricted stock unit, multiplied by (2) the merger consideration of $10.50 per share.

        The following table shows, for each executive officer and each director, as applicable, as of September 15, 2011, (a) the total number of shares of restricted stock units that will vest at the effective time of the merger held by such person and (b) the total cash consideration such person will receive for all such restricted stock units that will vest at the effective time of the merger.

	Restricted Stock Units that will Vest as a result of the Merger
Directors and Executive Officers	(a) Shares	(b) Value
E. Kevin Hrusovsky	655,000	$6,877,500
Peter F. McAree	56,000	$588,000
William C. Kruka	64,500	$677,250
David M. Manyak, Ph.D.	60,750	$637,875
Bradley W. Rice, Ph.D.	57,750	$606,375
Bruce J. Bal	54,750	$574,875
Enrique Bernal	54,500	$572,250
Paula J. Cassidy	54,500	$572,250
Stephen E. Creager	57,750	$606,375
Joseph H. Griffith IV	27,875	$292,688
Jerome Leclercq	38,750	$406,875
Mark T. Roskey	54,500	$572,250
Robert C. Bishop, Ph.D.	3,472	$36,456
Van Billet	2,430	$25,515
David W. Carter	2,430	$25,515
Allan L. Comstock	2,430	$25,515
David V. Milligan, Ph.D.	2,430	$25,515
Kathryn A. Tunstall	2,430	$25,515

All directors and executive officers as a group (18 persons)	1,252,247	$13,148,594

  Severance and Key Employee Change in Control Arrangements

        Caliper does not have employment agreements with its named executive officers other than with our Chief Executive Officer, Mr. Hrusovsky. In June 2003, we entered into an employment agreement with Mr. Hrusovsky. The employment agreement is at-will, and provides that if Mr. Hrusovsky is terminated without cause (other than in connection with a change in control), he will be paid his base salary for 18 months in semi-monthly installments, he will be reimbursed for health insurance premiums at his then-current rate of coverage for 18 months, and he will receive accelerated vesting of 18 months for his outstanding options and restricted shares. Caliper's other named executive officers are employed at-will and are not entitled to termination benefits except in the event of a change in control, as discussed below. If Mr. Hrusovsky is terminated without cause or constructively terminated from his employment within 13 months after a change of control, he will receive the severance benefits and accelerated vesting benefits set forth in our Key Employee Change of Control and Severance Benefit Plan, as amended, which we refer to as the Plan.

        The Plan provides for the partial accelerated vesting of outstanding stock options and restricted stock units, and the payment of severance benefits, to certain executives, including all of the named executive officers, in the event that a covered officer is constructively or involuntarily terminated without cause within 13 months after a change in control, as defined in the Plan. The benefits provided to covered officers under the Plan include:

  •
  Salary Continuation.  Monthly payments equal to such executive's base pay at the time of the covered termination for (1) in the case of each covered executive other than Mr. Hrusovsky, 12 months and (2) in the case of Mr. Hrusovsky, 24 months, or in each case until such covered executive is employed by another company, whichever occurs earlier;

  •
  Prorated Bonus Payment.  A payment equal to such executive's target bonus or incentive payment for the year in which the covered termination occurs, prorated through the date of such termination;

  •
  Benefit Continuation.  Continued provision of Caliper's standard medical and dental benefit insurance coverage for the period of salary continuation specified in the first bullet point above; and

  •
  Partial Vesting Acceleration of Equity Awards.  On the date of termination, vesting acceleration of an additional 30 months for all outstanding stock options, restricted stock units and other equity awards issued by Caliper prior to the change of control. This provision has been superseded by the terms of the merger agreement which provide that all outstanding stock options and restricted stock units will vest at the effective time of the merger. See "Treatment of Outstanding Equity Awards" beginning on page 45 of this proxy statement.

        The foregoing description of the Plan does not purport to be complete. The Plan was filed as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 2010 and is incorporated in this proxy statement by reference. See "Where You Can Find More Information" beginning on page 85 of this proxy statement.

  Golden Parachute Compensation

        The following table sets forth the information required by Item 402(t) of Regulation S-K regarding certain compensation that is based on or that otherwise relates to the merger to which the following individuals, each a named executive officer of Caliper, are entitled under existing agreements with Caliper. This compensation is referred to as "golden parachute" compensation. The "golden parachute" compensation payable by Caliper to these individuals is subject to a non-binding advisory vote of Caliper's stockholders, is described under "Advisory Vote on Golden Parachutes" beginning on page 77 of this proxy statement and assumes the following:

  •
  the price per share of Caliper common stock paid by PerkinElmer in the merger is $10.50 per share;

  •
  the merger closes on September 15, 2011, which is a date assumed solely for purposes of the calculations set forth in this table, as required by SEC rules; and

  •
  the named executive officers of Caliper are terminated without cause immediately following a change in control on September 15, 2011.

Name	Cash ($)(1)	Equity ($)(2)	Pension/ NQDC ($)	Perquisites/ Benefits ($)(3)	Tax Reimbursements ($)	Other ($)(4)	Total ($)
E. Kevin Hrusovsky	$1,353,425	$8,700,800	$0	$42,710	$0	$0	$10,096,935
Peter F. McAree	$310,892	$1,375,173	$0	$16,464	$0	$0	$1,702,529
William C. Kruka	$379,610	$1,612,384	$0	$0	$0	$0	$1,991,994
David M. Manyak, Ph.D.	$375,705	$1,506,634	$0	$21,355	$0	$0	$1,903,694
Bradley W. Rice, Ph.D.	$376,607	$1,375,429	$0	$21,158	$0	$0	$1,773,194

(1)
Represents the aggregate value of (a) cash payments for salary continuation and (b) a pro-rated annual bonus based on the named executive officer's target annual bonus for the year of termination, as described above with respect to each named executive officer. These amounts assume that no alternative employment is obtained by the named executive officer during the applicable severance benefit period.

(2)
Represents the total aggregate value of accelerated stock options and restricted stock units outstanding as discussed in the tables on pages 46 and 47 of this proxy statement.

(3)
Represents continued provision of Caliper's standard medical and dental benefit insurance coverage for the period of salary continuation.

        If the total amount of payments under the Plan would cause the covered officer to incur "golden parachute" excise tax liability in connection with the change in control, then the payments will be reduced to the extent necessary to leave him or her in a better after-tax position than if no such reduction had occurred.

  Indemnification and Insurance

        For six years after the effective time of the merger, PerkinElmer and Merger Sub shall cause the surviving corporation to honor, to the fullest extent permitted by law, all of Caliper's obligations to indemnify and advance expenses, to hold harmless and to exculpate each present and former director and officer of Caliper against any costs or expenses, judgments, fines, losses, claims, damages, liabilities or amounts paid in settlement incurred in connection with any claim, action, suit, proceeding or investigation arising out of or pertaining to matters existing or occurring at or before the effective time of the merger, whether asserted or claimed before, at or after the effective time of the merger, in each case to the extent that such obligations to indemnify and hold harmless, advance expenses or exculpate existed as of the date of the merger agreement pursuant to the Caliper's certificate of incorporation, bylaws, or certain of Caliper's agreements.

        For six years after the effective time of the merger, PerkinElmer and Merger Sub shall cause the surviving corporation to maintain (to the extent available in the market) a directors' and officers' liability insurance policy covering those persons who are covered by Caliper's directors' and officers' liability insurance policy as of the date of the merger agreement with coverage in amount and scope at least as favorable to such persons as Caliper's coverage existing as of the date of the merger agreement, provided that PerkinElmer and the surviving corporation are not required to expend over 200% per year of the current annual premium under Caliper's existing directors' and officers' insurance policy. At PerkinElmer's option, PerkinElmer may purchase prior to the effective time of the merger a six-year prepaid "tail policy" on the terms and conditions providing not materially more favorable benefits as the current directors' and officers' liability insurance policy covering those persons who are currently covered by Caliper's directors' and officers' liability insurance policy, in which case PerkinElmer and Merger Sub will be relieved of their obligations relating to insurance described above.

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER TO OUR STOCKHOLDERS

        The following discussion is a summary of the material U.S. federal income tax consequences of the merger to "U.S. holders" (as defined below) of our common stock whose shares are converted into the right to receive cash in the merger. This summary is based on the provisions of the Internal Revenue Code of 1986, as amended , which we refer to as the Code, its legislative history, U.S. Treasury regulations promulgated under the Code, published rulings by the Internal Revenue Service, which we refer to as the IRS, and judicial authorities and administrative decisions, all as in effect as of the date of the proxy statement and all of which are subject to change, possibly with retroactive effect.

        For purposes of this discussion, the term "U.S. holder" means a beneficial owner of shares of our common stock that is, for U.S. federal income tax purposes:

  •
  an individual who is a citizen or resident of the United States;

  •
  a corporation (including any entity treated as a corporation for U.S. federal income tax purposes) created or organized under the laws of the United States, any state thereof, or the District of Columbia;

  •
  a trust that (i) is subject to the supervision of a court within the United States and the control of one or more U.S. persons or (ii) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person; or

  •
  an estate the income of which is subject to U.S. federal income tax regardless of its source.

        Holders of our common stock who are not U.S. holders may be subject to different tax consequences than those described below and are urged to consult their tax advisors regarding their tax treatment under U.S. and non-U.S. tax laws.

        The following does not purport to consider all aspects of U.S. federal income taxation of the merger that might be relevant to U.S. holders in light of their particular circumstances, or those U.S. holders that may be subject to special rules (for example, dealers in securities or currencies, brokers, banks, financial institutions, insurance companies, mutual funds, real estate investment trusts, tax-exempt organizations, stockholders subject to the alternative minimum tax, partnerships, S corporations or other pass-through entities and their partners or members, persons whose functional currency is not the U.S. dollar, stockholders who hold our stock as part of a hedge, straddle, constructive sale or conversion transaction or other integrated investment, traders in securities who elect the mark-to-market method of accounting for their securities, stockholders that acquired our common stock pursuant to the exercise of an employee stock option or otherwise as compensation, or U.S. holders who have perfected and not withdrawn a demand for statutory appraisal rights), nor does it address the U.S. federal income tax consequences to U.S. holders that do not hold our common stock as "capital assets" within the meaning of Section 1221 of the Code (generally, property held for investment). In addition, the discussion does not address any aspect of foreign, state, local, estate, gift or other tax law that may be applicable to a U.S. holder.

        The tax consequences to persons that hold our common stock through a partnership or other pass-through entity generally will depend on the status of the person as well as the activities of the partnership. Partners in a partnership or other pass-through entity holding our common stock should consult their tax advisors regarding the tax consequences of the merger.

        Further, the discussion does not address any tax consequences of the merger to (i) holders of options to acquire shares of our common stock whose options are cancelled in exchange for cash pursuant to the merger or (ii) holders of convertible notes who elect to have such convertible notes purchased by us or converted into cash in connection with the merger. Such option holders and note holders should consult their tax advisors regarding the tax consequences of the merger.

        This summary of certain material U.S. federal income tax consequences is for general information only and is not tax advice. Holders are urged to consult their tax advisors with respect to the application of U.S. federal income tax laws to their particular situations as well as any tax consequences arising under the U.S. federal estate or gift tax rules, or under the laws of any state, local, foreign or other taxing jurisdiction or under any applicable tax treaty.

        Exchange of Shares of Common Stock for Cash Pursuant to the Merger Agreement.    The receipt of cash in exchange for shares of our common stock pursuant to the merger will be a taxable transaction for U.S. federal income tax purposes. In general, a U.S. holder whose shares of common stock are converted into the right to receive cash in the merger will recognize capital gain or loss for U.S. federal income tax purposes in an amount equal to the difference, if any, between the amount of cash received with respect to such shares and the U.S. holder's adjusted tax basis in such shares. Gain or loss must be determined separately for each block of shares (generally, shares acquired at the same cost in a single transaction) surrendered for cash pursuant to the merger. Such gain or loss will be long-term capital gain or loss provided that the U.S. holder's holding period for such shares is more than 12 months at the time of the consummation of the merger. Long-term capital gains of certain individual and other non-corporate U.S. holders recognized in taxable years beginning before January 1, 2013 are generally taxed at a maximum rate of 15%. A U.S. holder's ability to deduct capital losses may be limited.

        Backup Withholding and Information Reporting.    A U.S. holder may be subject to backup withholding at the applicable rate (currently 28 percent) on the cash payments to which such U.S. holder is entitled pursuant to the merger, unless the U.S. holder provides its taxpayer identification number and complies with certain certification procedures, or otherwise establishes an exemption. If the paying agent is not provided with a U.S. holder's correct taxpayer identification number or other adequate basis for exemption, the U.S. holder may be subject to certain penalties imposed by the IRS. Each U.S. holder should complete and sign the substitute IRS Form W-9 included as part of the letter of transmittal and timely return it to the paying agent in order to provide the information and certification necessary to avoid backup withholding, unless an applicable exemption applies and is established in a manner satisfactory to the paying agent. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules generally will be allowable as a refund or a credit against a U.S. holder's U.S. federal income tax liability provided the required information is timely furnished to the IRS.

REGULATORY APPROVALS

        Under the HSR Act, and the rules promulgated thereunder by the FTC, the merger may not be completed until notification and report forms have been filed with the FTC and the DOJ, and the applicable waiting period has expired or been terminated. Each of PerkinElmer and Caliper filed on September 19, 2011 notification and report forms under the HSR Act with the FTC and the DOJ. The initial waiting period under the HSR Act will expire 30 days following both parties' filing, unless the applicable waiting period is terminated prior to that time ("early termination"), or the DOJ or the FTC extends the waiting period by requesting additional information or documentary material relevant to the merger (by issuing a "second request"). If the DOJ or the FTC makes such a second request, the waiting period will be extended until 30 days following the date that the parties certify substantial compliance with such request. Thereafter, the waiting period can be extended only by court order or with the parties' consent. At any time before or after consummation of the merger, notwithstanding the termination of the waiting period under the HSR Act, the DOJ or the FTC could take such action under the antitrust laws as it deems necessary or desirable in the public interest, including seeking to enjoin the consummation of the merger or seeking divestiture of substantial assets of Caliper or PerkinElmer. At any time before or after the consummation of the merger, and notwithstanding the termination of the waiting period under the HSR Act, any state could take such action under antitrust laws as it deems necessary or desirable in the public interest. Such action could include seeking to enjoin the consummation of the merger or seeking divestiture of substantial assets of Caliper or PerkinElmer. Private parties may also seek to take legal action under certain circumstances.

        Under the merger control rules of jurisdictions outside the United States where the parties conduct business, potentially including but not limited to the Federal Republic of Germany, filings may be required and it may be necessary to observe waiting periods and/or obtain approvals prior to completing the merger. The period for review of the merger will vary from jurisdiction to jurisdiction and may be affected by a variety of factors. The review powers vested in foreign competition authorities include the ability to challenge the legality of the merger on the basis of its effects on competition or otherwise on the public interest. At any time before (and in some cases after) the completion of the merger, foreign competition authorities may seek to enjoin the completion of the merger or to impose conditions or remedies, including the divestiture of assets.

DELISTING AND DEREGISTRATION OF COMMON STOCK

        If the merger is completed, our common stock will be delisted from NASDAQ and deregistered under the Securities Exchange Act of 1934, as amended, which we refer to as the Exchange Act, and we will no longer file periodic reports with the SEC on account of our common stock.

LITIGATION RELATED TO THE MERGER

        On September 12, 2011, a putative stockholder class action lawsuit was filed in the Court of Chancery of the State of Delaware against Caliper, the board of directors of Caliper, PerkinElmer and Merger Sub. This action, styled Betty Greenberg v. Caliper Life Sciences, Inc., E. Kevin Hrusovsky, Kathryn A. Tunstall, David W. Carter, Van Billet, Robert C. Bishop, David V. Milligan, Allan L. Comstock, PerkinElmer, Inc. and PerkinElmer Hopkinton Co., Case No. 6853, alleges that each of the defendants violated applicable law by directly breaching and/or aiding breaches of fiduciary duties owed to the plaintiff and other public stockholders of Caliper. The plaintiff in this lawsuit seeks to enjoin the consummation of the merger. The plaintiff also seeks an award of the costs and disbursements of the action, including reasonable attorneys' and experts' fees, and the grant of other and further equitable relief as the Court deems just and proper.

        On September 16, 2011, a second plaintiff filed a putative stockholder class action lawsuit in the Court of Chancery of the State of Delaware against the board of directors of Caliper, Caliper, PerkinElmer and Merger Sub. This action, styled James Dalton v. E. Kevin Hrusovsky, Robert Bishop, Van Billet, David Carter, Allan Comstock, David Milligan, Kathryn Tunstall, Caliper Life Sciences, Inc., PerkinElmer, Inc. and PerkinElmer Hopkinton Co., Case No. 6871, contains allegations that are substantially similar to those alleged in the previously-filed complaint—namely, that each of the defendants breached and/or aided in breaches of fiduciary duties owed to Caliper's stockholders. The plaintiff in this lawsuit seeks to enjoin the consummation of the merger, an award of the costs of the action, including reasonable allowance for attorneys' and experts' fees, and the grant of further relief as the Court deems just and proper.

THE MERGER AGREEMENT

        The summary of the material terms of the merger agreement below and elsewhere in this proxy statement is qualified in its entirety by reference to the merger agreement, a copy of which is attached to this proxy statement as Annex A and which we incorporate by reference into this proxy statement. This summary does not purport to be complete and may not contain all of the information about the merger agreement that is important to you. We encourage you to carefully read the merger agreement in its entirety.

        The merger agreement has been included to provide you with information regarding its terms. It is not intended to provide any other factual information about Caliper, PerkinElmer or Merger Sub. Such information can be found elsewhere in this proxy statement and in the other public filings Caliper and PerkinElmer make with the SEC, which are available without charge at www.sec.gov. The representations, warranties and covenants contained in the merger agreement were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties to the merger agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the merger agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the merger agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of PerkinElmer, Merger Sub, Caliper or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the merger agreement, which subsequent information may or may not be fully reflected in this proxy statement or in other public disclosures by Caliper.

THE MERGER

        The merger agreement provides for the merger of Merger Sub with and into Caliper upon the terms, and subject to the conditions, of the merger agreement. As the surviving corporation, Caliper will continue to exist following the merger as a wholly-owned subsidiary of PerkinElmer. Caliper's certificate of incorporation will be amended at the effective time of the merger in a form attached to the merger agreement. The bylaws of Merger Sub as in effect immediately prior to the effective time of the merger will be the bylaws of the surviving corporation. Upon the completion of the merger, the directors of Merger Sub immediately prior to the effective time of the merger will be the initial directors of the surviving corporation, and the officers of Merger Sub immediately prior to the effective time of the merger will be the initial officers of the surviving corporation, in each case, until the earlier of their resignation or removal or until their successors are duly elected and qualified.

EFFECTIVE TIME

        The merger will be effective at the time the certificate of merger is filed with the Secretary of State of the State of Delaware or such subsequent time or date as agreed by PerkinElmer and Caliper in writing and specified in the certificate of merger. We expect to complete the merger as soon as practicable after our stockholders adopt the merger agreement and all other conditions to closing have been satisfied or waived. Unless otherwise agreed by the parties to the merger agreement, the parties are required to close the merger no later than the second business day after the satisfaction or waiver of the conditions (other than those conditions that by their terms cannot be satisfied until the time of the closing, but subject to the fulfillment or waiver of such conditions). Although we expect to complete the merger as soon as possible following the special meeting of our stockholders (if our stockholders adopt the merger agreement), we cannot specify when or assure that Caliper and PerkinElmer will satisfy or waive all of the conditions to the closing of the merger. The conditions of the closing of the merger are described in the section of this proxy statement entitled "Conditions to the Merger."

TREATMENT OF CALIPER COMMON STOCK IN THE MERGER

        At the effective time of the merger, by virtue of the merger and without any action on the part of Caliper, Merger Sub, PerkinElmer or any holder of shares of our common stock, each share of our common stock issued and outstanding immediately prior to the effective time of the merger (other than (1) shares owned by PerkinElmer, Merger Sub or Caliper or any direct or indirect wholly-owned subsidiary of PerkinElmer, Merger Sub or Caliper and (2) shares, if any, held by stockholders who have perfected and not withdrawn a demand for statutory appraisal rights, which we refer to as dissenting shares, in accordance with the provisions of the DGCL, which dissenting shares will only be entitled to the rights granted under the DGCL) will be automatically canceled and extinguished and will convert into and become the right to receive from the surviving corporation an amount of cash, without interest and less any applicable withholding taxes, equal to $10.50. If a holder of dissenting shares fails to validly perfect or loses such appraisal rights, then the dissenting shares will be deemed to have been canceled at the effective time of the merger, and the holder of those dissenting shares will be entitled to receive $10.50 in cash (without interest and less any applicable withholding taxes) in exchange for each of his or her shares of our common stock. See "Dissenters' Rights of Appraisal" and the text of the Delaware appraisal rights statute reproduced in its entirety as Annex D.

TREATMENT OF CALIPER STOCK OPTIONS

        The merger agreement requires that Caliper take all steps necessary to cause each stock option outstanding immediately prior to the effective time of the merger to become fully vested and cancelled as of the effective time of the merger, in exchange for the right to receive a cash amount (without interest and less any applicable withholding taxes) equal to the product of:

  •
  the total number of shares of Caliper's common stock subject to such stock option, multiplied by

  •
  the excess, if any, of the merger consideration of $10.50 per share over the exercise price per share of such stock option.

        If the exercise price of any stock option is equal to or greater than the merger consideration of $10.50 per share, Caliper will take all steps necessary to cause such stock option to be cancelled for no consideration and to have no further force or effect from and after the effective time of the merger.

TREATMENT OF CALIPER RESTRICTED STOCK UNITS

        The merger agreement requires that Caliper take all steps necessary to cause each restricted stock unit outstanding immediately prior to the effective time of the merger to become fully vested and cancelled as of the effective time of the merger, in exchange for the right to receive a cash amount (without interest and less any applicable withholding taxes) equal to the product of:

  •
  the total number of shares of Caliper's common stock subject to such restricted stock unit, multiplied by

  •
  the merger consideration of $10.50 per share.

TREATMENT OF CALIPER STOCK WARRANTS

        The merger agreement requires Caliper to use reasonable best efforts to cause each outstanding stock warrant to purchase Caliper's common stock to be either terminated or exercised prior to the effective time of the merger. Each stock warrant that is terminated will be converted to the right to receive a cash amount (without interest and less any applicable withholding taxes) equal to the product of:

  •
  the total number of shares of Caliper's common stock subject to such stock warrant, multiplied by

  •
  the excess, if any, of the merger consideration of $10.50 per share over the applicable exercise price per share of such stock warrant.

        If the exercise price of any stock warrant is equal to or greater than the merger consideration of $10.50 per share, Caliper will take all steps necessary to cause such stock warrant to be cancelled for no consideration and to have no further force or effect from and after the effective time of the merger. Any stock warrants that are not terminated prior to the effective time of the merger shall after the effective time of the merger be exercisable for an amount equal to the product of the total number of shares of Caliper's common stock subject to such stock warrant, multiplied by the merger consideration of $10.50 per share.

STOCK PLANS, 401(K) PLAN AND EMPLOYEE STOCK PURCHASE PLANS

        Prior to the effective time of the merger, Caliper will take all actions necessary to terminate all of its stock option plans or other equity-related plans.

        Prior to the effective time of the merger, Caliper's board of directors (or, if appropriate, the compensation committee of Caliper's board of directors) is required to take all steps necessary to terminate the Caliper Life Sciences 401(k) Plan on the day prior to the effective time of the merger.

        As soon as practicable following the date of the merger agreement, Caliper's board of directors (or, if appropriate, the compensation committee of Caliper's board of directors) is required to take all steps necessary to (1) provide that any ongoing offering period under Caliper's 1999 Employee Stock Purchase Plan and Caliper's 2011 Employee Stock Purchase Plan, which we refer to collectively as the ESPPs, will end as of the effective time of the merger and all stock options then outstanding will be exercised, and (2) terminate each ESPP immediately prior to the effective time of the merger. Until the earlier of the termination of the merger agreement in accordance with its terms or the effective time of the merger, (i) Caliper will not permit any participant in either ESPP to increase the level of contributions to the ESPPs in any current offering period under the ESPPs, and (ii) no new offering period under either ESPP shall commence. Each share of Caliper's common stock that is purchased in any final offering period under any ESPP will be cancelled at the effective time of the merger and converted into the right to receive the merger consideration of $10.50 per share as soon as practicable following the effective time of the merger.

SURRENDER OF STOCK CERTIFICATES; PAYMENT OF MERGER CONSIDERATION; LOST CERTIFICATES

        Prior to the effective time of the merger, PerkinElmer will select a paying agent reasonably acceptable to Caliper, and, from time to time after the effective time of the merger, PerkinElmer will provide, or cause the surviving corporation to provide, to the paying agent, on a timely basis as and when needed, cash necessary for the payment of the merger consideration.

        PerkinElmer will use commercially reasonable efforts to cause the paying agent to mail to each holder of record of Caliper common stock, within five business days of the effective time of the merger, a letter of transmittal and instructions for effecting the surrender of certificates representing shares of Caliper common stock immediately prior to the effective time of the merger or shares of Caliper common stock held in book entry form immediately prior to the effective time of the merger. Upon surrender of such certificate or book entry shares for cancellation to the paying agent, together with such letter of transmittal and such other documents as may reasonably be required by the paying agent, the holder of such certificate or book entry shares will be entitled to receive in exchange therefore an amount of cash (without interest and less any applicable withholding taxes) equal to the merger consideration of $10.50 per share for each share of Caliper common stock represented by such certificate or book entry share.

        If any certificate has been lost, stolen or destroyed, the paying agent will pay the merger consideration with respect to each share of Caliper common stock formerly represented by such certificate upon the making of an affidavit of that fact by the holder claiming such certificate to be lost, stolen or destroyed with such assurances as PerkinElmer or the paying agent may require of the holder of such lost, stolen or destroyed certificate.

        At any time following the six-month anniversary of the effective time of the merger, PerkinElmer may require the paying agent to deliver to it any funds previously made available to the paying agent that remains undistributed to holders of certificates or book entry shares. After that point, stockholders will no longer be able to receive the merger consideration from the paying agent. Instead, they will be required to seek to obtain the merger consideration only from PerkinElmer, but will have no greater rights against PerkinElmer than may be accorded to general unsecured creditors of PerkinElmer under applicable law.

REPRESENTATIONS AND WARRANTIES

        The merger agreement contains representations and warranties made by Caliper to PerkinElmer and Merger Sub, and representations and warranties made by PerkinElmer and Merger Sub to Caliper.

        Caliper's representations and warranties in the merger agreement include representations and warranties relating to, among other things:

  •
  Caliper's organization, standing, power to carry on its business and other corporate matters;

  •
  Caliper's capitalization;

  •
  ownership of Caliper's subsidiaries and their organization, standing, power to carry on their business and other corporate matters;

  •
  the authorization, execution, delivery, performance and enforceability of the merger agreement and related matters;

  •
  the absence of conflicts with, or violations of, organizational documents, contracts, instruments or law as a result of the merger agreement or the merger;

  •
  required consents and approvals as a result of the execution, delivery and performance by Caliper of the merger agreement;

  •
  compliance of reports, certifications, forms, statements and other documents filed by Caliper with the SEC with applicable requirements and the accuracy of the information in those documents;

  •
  preparation of Caliper's financial statements in accordance with U.S. generally accepted accounting principles;

  •
  the accuracy and completeness of information included or incorporated by reference in this proxy statement (except for information supplied by or on behalf of PerkinElmer);

  •
  the absence of undisclosed liabilities;

  •
  the conduct of Caliper's business since June 30, 2011 and the absence of certain changes related thereto;

  •
  tax matters;

  •
  owned and leased real property;

  •
  intellectual property;

  •
  material contracts;

  •
  litigation;

  •
  environmental matters;

  •
  employee benefits plans;

  •
  compliance with laws;

  •
  permits;

  •
  labor matters;

  •
  insurance;

  •
  discussions or negotiations with other parties;

  •
  receipt of an opinion from Caliper's financial advisor;

  •
  inapplicability of Caliper's rights plan and Section 203 of the DGCL;

  •
  brokers' and finders' fees; and

  •
  the maintenance of disclosure controls and procedures under applicable federal securities laws.

        The merger agreement also contains representations and warranties made by PerkinElmer and Merger Sub to Caliper, including representations and warranties relating to, among other things:

  •
  PerkinElmer's and Merger Sub's organization, standing, power to carry on their businesses and other corporate matters;

  •
  the authorization, execution, delivery, performance and enforceability of the merger agreement and related matters;

  •
  the absence of conflicts with, or violations of, organizational documents, contracts, instruments or law as a result of the merger agreement or the merger;

  •
  required consents and approvals as a result of the execution, delivery and performance by PerkinElmer and Merger Sub of the merger agreement;

  •
  the accuracy and completeness of information to be supplied by or on behalf of PerkinElmer for inclusion in this proxy statement filed by Caliper with the SEC;

  •
  Merger Sub's formation and past activities;

  •
  brokers' and finders' fees;

  •
  the absence of litigation relating to the merger;

  •
  the availability of funds to complete the merger;

  •
  neither PerkinElmer nor Merger Sub is an "interested stockholder" as defined in Section 203 of the DGCL; and

  •
  the absence of agreements between PerkinElmer, Merger Sub or any controlled affiliate of PerkinElmer, on the one hand, and any director or executive officer of Caliper, on the other hand.

        The representations and warranties contained in the merger agreement will not survive the completion of the merger.

        The representations and warranties contained in the merger agreement were made only for the purposes of the merger agreement and as of specified dates, were solely for the benefit of the parties to the merger agreement, and may be subject to limitations agreed upon by the contracting parties. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the merger agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Caliper, PerkinElmer or Merger Sub or any of their respective subsidiaries or affiliates. In addition, the assertions embodied in the representations and warranties contained in the merger agreement are qualified by information in a confidential disclosure schedule that the parties have exchanged. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the merger agreement, which subsequent information may or may not be fully reflected in Caliper's or PerkinElmer's public disclosures.

CONDUCT OF CALIPER'S BUSINESS PRIOR TO THE EFFECTIVE TIME OF THE MERGER

        From the date of the merger agreement through the effective time of the merger or, if earlier, the termination of the merger agreement, Caliper has agreed that, except for specified exceptions or as expressly required by the merger agreement or as consented to in writing by PerkinElmer (such consent not to be unreasonably withheld), Caliper and its subsidiaries will:

  •
  carry on their businesses in the usual, regular and ordinary course in substantially the same manner as previously conducted;

  •
  pay their debts and taxes and perform their other obligations when due (subject to good faith disputes over such debts, taxes or obligations);

  •
  comply in all material respects with applicable laws, rules and regulations;

  •
  use their reasonable best efforts, consistent with past practices, to maintain and preserve their business organization, assets and properties; and

  •
  use their reasonable best efforts, consistent with past practices, to keep available the services of their present officers and employees and preserve their advantageous business relationships with customers, strategic partners, suppliers, distributors and others having business dealings with it to the end that its goodwill and ongoing business will be unimpaired at and after the effective time of the merger.

        In addition, Caliper has agreed that during the same period, subject to specified exceptions or as expressly required by the merger agreement, Caliper and its subsidiaries will not do any of the following without the prior written consent of PerkinElmer:

  •
  declare, set aside or pay any dividends on, or make any other distributions in respect of, any of its capital stock (other than dividends and distributions by a direct or indirect wholly-owned subsidiary of Caliper to its parent);

  •
  split, combine or reclassify any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock or any of its other securities;

  •
  purchase, redeem or otherwise acquire any shares of its capital stock or any other securities or any rights, warrants or options to acquire any shares of its capital stock or other securities, except for (1) the acquisition of shares of Caliper common stock from holders of stock options in full or partial payment of the exercise price payable by that holder upon exercise of stock options, to the extent required under the terms of such stock options as in effect on the date of the merger agreement or (2) the acquisition of shares of Caliper common stock from former employees, directors and consultants of Caliper in accordance with agreements in effect on the date of the merger agreement providing for the repurchase of such shares in connection with any termination of services to Caliper or any of its subsidiaries;

  •
  issue, deliver, sell, grant, pledge or otherwise dispose of or encumber any shares of its capital stock, any other voting securities or any securities convertible into or exchangeable for, or any rights, warrants or options to acquire, any such shares or other securities, except for (1) the issuance of shares of Caliper common stock upon the exercise of stock options or stock warrants or the vesting of restricted stock units outstanding on the date of the merger agreement in accordance with their present terms, and (2) the grant of stock options to purchase shares of Caliper's common stock pursuant to Caliper's stock plan, in an aggregate amount not in excess of $200,000 in value calculated using the same methodology as currently employed by Caliper for purposes of its financial statements, in an amount per person consistent with Caliper's past practices for the applicable position and otherwise on terms used in the ordinary course of business;

  •
  amend Caliper's or its subsidiaries' certificate of incorporation, by-laws or other comparable charter or organizational documents;

  •
  merge or consolidate with any entity, acquire all or a substantial portion of the assets or stock of any entity, acquire any business or any entity in any other manner, or otherwise acquire assets that are material, in the aggregate, to Caliper and its subsidiaries, taken as a whole, except for purchases of inventory and components in the ordinary course of business;

  •
  sell, lease, license, pledge or otherwise dispose of or encumber any properties or assets (other than in the ordinary course of business);

  •
  whether or not in the ordinary course of business, sell, dispose of, license or otherwise transfer any assets material to Caliper and its subsidiaries, taken as a whole (including any accounts, leases, contracts or intellectual property or any assets or the stock of any subsidiaries);

  •
  amend, terminate or grant any waiver of any provision of, or redeem the rights issued under, Caliper's rights agreement or adopt or implement any other shareholder rights plan;

  •
  enter into an agreement with respect to any merger, consolidation, liquidation or business combination, or any acquisition or disposition of all or substantially all of the assets or securities of Caliper or any of its subsidiaries;

  •
  incur or suffer to exist any debt (other than debt reflected on Caliper's June 30, 2011 balance sheet) or guarantee the debt of another person;

  •
  issue, sell or amend any debt securities or warrants or other rights to acquire debt securities of Caliper or any of its subsidiaries, guarantee any debt securities of another person, enter into any "keep well" or other agreement to maintain any financial statement condition of another person or enter into any arrangement having the economic effect of any of the foregoing;

  •
  make any loans, advances (other than routine advances to employees in the ordinary course of business) or capital contributions to or investments in any other person (other than in Caliper or any of its direct or indirect wholly-owned subsidiaries);

  •
  enter into hedging or other financial agreement or arrangement designed to protect Caliper or its subsidiaries against fluctuations in commodities prices, exchange rates or interest rates;

  •
  make any individual capital expenditures or other expenditure with respect to property, plant or equipment (beyond certain identified capital expenditures or otherwise consented to in writing by PerkinElmer) in excess of $200,000, or make capital expenditures or other expenditures with respect to property, plant or equipment in excess of $1 million in the aggregate for Caliper and its subsidiaries, taken as a whole;

  •
  make any change in accounting methods, principles or practices, except as required by a change in U.S. generally accepted accounting principles or, except as so required, change any assumption underlying, or method of calculating, any bad debt, contingency or other reserve (in each case, except as required by a change in U.S. generally accepted accounting principles);

  •
  pay, discharge, settle or satisfy any claims, liabilities or obligations, other than the payment, discharge or satisfaction in the ordinary course of business or in accordance with their terms as of the date of the merger agreement, of claims, liabilities or obligations reflected or reserved against in, or contemplated by, Caliper's June 30, 2011 financials, or incurred since June 30, 2011 in the ordinary course of business;

  •
  modify, amend or terminate any material agreement, or knowingly waive, release or assign any material rights or claims (including any write-off or other compromise of any accounts receivable);

  •
  enter into any material agreement or enter into any agreement with any customer that is not terminable (or that does not terminate by its terms) within two years after the date of the merger agreement without prepayment or penalty;

  •
  license any material intellectual property rights to or from any third party;

  •
  except as required by provisions in the merger agreements relating to the treatment of stock options, restricted stock units, stock warrants, stock plans, 401(k) plan, ESPPs, applicable law or agreements, plans or arrangements existing on the date of the merger agreement and as disclosed in the merger agreement, (1) take any action with respect to, adopt, enter into, terminate or amend any employment, severance or similar agreement or benefit plan for the benefit or welfare of any current or former director, officer, employee or consultant or any collective bargaining agreement, (2) increase the compensation or fringe benefits of, or pay any bonus to, any director, officer, employee or consultant (except for annual salary increases for non-officer employees in the ordinary course of business not to exceed $100,000 in the aggregate for all such employees and $10,000 for any individual employee), (3) amend or accelerate the payment, right to payment or vesting of any compensation or benefits, including any outstanding options or restricted stock units, (4) pay any material benefit not provided for as of the date of the merger agreement under any benefit plan, (5) grant any awards under any bonus, incentive, performance or other compensation plan or arrangement or benefit plan, including the grant of stock options, stock appreciation rights, stock based or stock related awards, performance units or restricted stock, or the removal of existing restrictions in any benefit plans or agreements or awards made thereunder (except as permitted elsewhere in the merger agreement), or (6) take any action other than in the ordinary course of business to fund or in any other way secure the payment of compensation or benefits under any employee plan, agreement, contract or arrangement or benefit plan;

  •
  hire any new employees (other than employees hired on an "at will" basis to fill certain positions);

  •
  make or rescind any material tax election, settle or compromise any material tax liability or amend any tax return in any material respect;

  •
  initiate, compromise or settle any material litigation or arbitration proceeding, or any actual or threatened litigation arising out of or in connection with the merger or any of the other transactions contemplated by the merger agreement;

  •
  open or close any facility or office;

  •
  fail to maintain insurance at levels substantially comparable to levels existing as of the date of the merger agreement;

  •
  fail to pay accounts payable and other obligations in the ordinary course of business;

  •
  enter into, approve or recommend (or propose publicly to approve or recommend), or permit any of Caliper's controlled affiliates to enter into, any agreement requiring, or reasonably expected to cause, Caliper to abandon, terminate, delay or fail to consummate, or that would otherwise impede, interfere or be inconsistent with, the merger or any of the other transactions contemplated by the merger agreement or requiring, or reasonably expected to cause, Caliper to fail to comply with the merger agreement (other than a confidentiality agreement with a third party in accordance its no-solicitation obligations and a definitive agreement providing for a superior proposal that allows Caliper to terminate the merger agreement as described below under "The Merger Agreement—Termination of the Merger Agreement—Circumstances Under Which Caliper May Terminate the Merger Agreement");

  •
  convene any annual or special meeting (other than as required to obtain stockholder approval for the adoption of the merger agreement); or

  •
  authorize any of, or commit to take any of, the foregoing actions.

NO SOLICITATION OF OTHER OFFERS; ADVERSE RECOMMENDATION CHANGE

        Caliper has agreed that it and its subsidiaries will not, nor will they authorize or permit any of their directors, officers, employees, investment bankers, attorneys, accountants or other advisors, agents or representatives to, directly or indirectly:

  •
  solicit, initiate, propose or knowingly encourage, or knowingly facilitate any inquiries or the making of any proposal or offer that constitutes, or may reasonably be expected to lead to, any Acquisition Proposal (as defined below on page 62 of this proxy statement), including (1) approving any transaction under Section 203 of the DGCL, (2) approving any person becoming an "interested stockholder" under Section 203 of the DGCL and (3) amending or granting any waiver or release under any standstill or similar agreement with respect to any Caliper common stock; or

  •
  enter into, continue or otherwise participate in any communications, discussions or negotiations regarding, furnish to any person any information or data with respect to, assist or participate in any effort or attempt by any person with respect to, or otherwise cooperate in any way with, any Acquisition Proposal.

        However, prior to the approval of the merger agreement by Caliper's stockholders, Caliper may respond to a bona fide, unsolicited written Acquisition Proposal that did not result from a breach of these no-solicitation provisions and that Caliper's board of directors reasonably determines in good faith after consultation with outside counsel and a nationally recognized independent financial advisor is, or is reasonably likely to lead to, a Superior Proposal (as defined below on page 62 of this proxy statement), if Caliper's failure to respond would be inconsistent with the fiduciary obligations of Caliper's board of directors, as reasonably determined in good faith by Caliper's board of directors after consultation with outside counsel under applicable law. Permissible responses are limited to:

  •
  furnishing information or data with respect to Caliper to the person (and its representatives) making the Acquisition Proposal; and

  •
  participating in discussions or negotiations with the person (and its representatives) making the Acquisition Proposal regarding such Acquisition Proposal.

        Caliper may not, however, furnish information to the person making the Acquisition Proposal unless it has entered into a customary confidentiality agreement not less restrictive of the person making the Acquisition Proposal than the confidentiality agreement entered into between Caliper and PerkinElmer.

        The merger agreement provides that Caliper's board of directors will not:

  •
  except as permitted by the merger agreement, withhold, withdraw, qualify or modify, or propose to withhold, withdraw, qualify or modify, in a manner adverse to PerkinElmer or Merger Sub, the approval or recommendation by Caliper's board of directors of the merger agreement or the merger;

  •
  cause or permit Caliper to enter into any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement or similar agreement constituting or relating to, or that could reasonably be expected to lead to, any Acquisition Proposal (other than a confidentiality agreement as described above); or

  •
  adopt, approve or recommend, or propose to adopt, approve or recommend, any Acquisition Proposal.

        However, prior to the approval of the merger agreement by Caliper's stockholders, and provided that Caliper has not breached the no-solicitation provisions described above, Caliper's board of directors may, in response to either (1) a Superior Proposal, or (2) a material development or change in circumstances occurring or arising after the date of the merger agreement and that was neither known to Caliper's board of directors nor reasonably foreseeable as of or prior to the date of the merger agreement (and not relating to any Acquisition Proposal), withdraw or modify its recommendation if Caliper's board of directors reasonably determines in good faith, after consultation with outside counsel and a nationally recognized independent financial advisor, that failure to do so would be inconsistent with its fiduciary obligations under applicable law.

        Caliper's board of directors may only take this action on or after the fifth business day after PerkinElmer has received written notice from Caliper advising PerkinElmer that Caliper's board of directors desires to withdraw or modify its recommendation as described above and specifying, in the case of a Superior Proposal, the material terms and conditions of the Superior Proposal and identifying the person making the Superior Proposal, and in the case of a material development or change in circumstances, the reasons for the change in recommendation in reasonable detail. In addition, Caliper's board of directors may only change its recommendation as described in this paragraph if:

  •
  Caliper provides PerkinElmer with a reasonable opportunity to make adjustments to the terms and conditions of the merger agreement and negotiates in good faith with PerkinElmer with respect thereto during the five business day period after PerkinElmer has received written notice of the recommendation change, and

  •
  PerkinElmer has not, within that five business day period, made an offer or proposal that (a) in the case of a change in recommendation in response to a Superior Proposal, Caliper's board of directors determines in good faith (after consultation with its financial and legal advisors) is at least as favorable to Caliper's stockholders from a financial point of view as the Superior Proposal described in the notice of the recommendation change or (b) in the case of a change in recommendation in response to a material development or change in circumstances, obviates the need for the recommendation change. Furthermore, in the case of a Superior Proposal, if any material changes to the financial terms or any material change to other material terms of the Superior Proposal occurs prior to Caliper's board of directors withdrawal or modification of its recommendation as described above, Caliper will provide PerkinElmer a new written notice and new opportunity to make adjustments as described above.

        Caliper has agreed to promptly notify PerkinElmer orally, with written confirmation to follow within 24 hours, of its receipt of any Acquisition Proposal or any request for nonpublic information in connection with an Acquisition Proposal, or any inquiry with respect to or that may reasonably be expected to lead to any Acquisition Proposal, the material terms and conditions of any such Acquisition

Proposal or inquiry and the identity of the person making any such Acquisition Proposal or inquiry. Caliper is also required:

  •
  to keep PerkinElmer fully informed, on a current basis, of the status and material details (including any material change to the terms) of any such Acquisition Proposal or inquiry;

  •
  to provide to PerkinElmer as soon as practicable (any in any event within 24 hours) after receipt or delivery thereof copies of all correspondence and other written material sent or provided to Caliper or its representatives, including those provided by electronic mail, from any third party in connection with any Acquisition Proposal or sent or provided by Caliper or its representatives to any third party in connection with any Acquisition Proposal;

  •
  if PerkinElmer makes a counterproposal, to consider in good faith the terms of such counterproposal; and

  •
  to contemporaneously provide to PerkinElmer a copy of any information provided by Caliper to a third party in connection with any Superior Proposal or inquiry.

        Caliper has agreed that it and its subsidiaries and representatives will cease immediately all communications, discussions and negotiations regarding any proposal that constitutes, or may reasonably be expected to lead to, an Acquisition Proposal.

        At the request of PerkinElmer, Caliper will enforce, or cause to be enforced, each confidentiality, standstill or similar agreement to which Caliper or any of its subsidiaries is a party, including by seeking specific performance of, or injunctive or other equitable relief under, any such agreements.

        The merger agreement defines an "Acquisition Proposal" to mean, other than the merger and the other transactions contemplated by the merger agreement:

  •
  any inquiry, proposal or offer for a merger, consolidation, dissolution, sale of substantial assets, tender offer, recapitalization, share exchange or other business combination however effected involving Caliper or any of its subsidiaries;

  •
  any proposal for the issuance by Caliper or any of its subsidiaries of over 15% of its equity securities; or

  •
  any proposal or offer to acquire in any manner, directly or indirectly, over 15% of the equity securities or consolidated total assets of Caliper and its subsidiaries.

        The merger agreement defines a "Superior Proposal" to mean any unsolicited, bona fide written proposal made by a third party which, if completed, would result in such third party owning all the equity securities or assets of Caliper, pursuant to a tender or exchange offer, a merger, consolidation, share exchange, other business combination however to be effected or a sale of its assets, which proposal (1) Caliper's board of directors determines in its good faith judgment (after consultation with a nationally recognized independent financial advisor and taking into account all the terms and conditions of such proposal and the merger agreement (including any proposal by PerkinElmer to amend the terms of the merger agreement)) to be more favorable from a financial point of view to the holders of Caliper's common stock than the merger and the other transactions contemplated by the merger agreement, and (2) is reasonably capable of being completed on the terms proposed, taking into account all financial, regulatory, legal and other aspects of such proposal, including the nature of any financing arrangements made or to be undertaken by the third party as part of such proposal.

PROXY STATEMENT AND CALIPER STOCKHOLDER APPROVAL OF THE MERGER

        Caliper has agreed to as promptly as reasonably practicable after the date of the merger agreement (and not later than September 20, 2011), in cooperation with PerkinElmer, prepare and file with the SEC a proxy statement relating to the merger and the merger agreement in accordance with the Exchange Act. Caliper also agreed to respond to any comments of the SEC or its staff as promptly as practicable and to cause the proxy statement to be mailed to Caliper's stockholders on or prior to the third business day after the resolution of any such comments or, if the SEC does not deliver any such comments on or before the tenth calendar day following the filing of the proxy statement, on or prior to the third business day following such tenth calendar day.

        Caliper has agreed to take all actions in accordance with applicable law, its organization documents and the rules of the NASDAQ to duly call, give notice of, convene and hold a meeting of Caliper's stockholders as promptly as practicable (and not later than the 30th calendar day immediately following the date of the mailing of this proxy statement) for the purpose of considering and voting upon the adoption of the merger agreement. Furthermore, subject to the terms of the merger agreement, Caliper has agreed that its board of directors will (1) recommend the adoption of the merger agreement by the Caliper's stockholders and include such recommendation in the proxy statement and (2) not withhold, withdraw or modify such recommendation in a manner adverse to PerkinElmer. Subject to the terms of the merger agreement, Caliper has agreed to take all actions that are both reasonable and lawful to solicit from its stockholders proxies in favor of the adoption of the merger agreement.

EFFORTS TO COMPLETE THE MERGER

        Subject to certain terms in the merger agreement, Caliper and PerkinElmer have agreed to each use its reasonable best efforts to take, or cause to be taken, all actions, and do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to complete the transactions contemplated by the merger agreement as promptly as practicable, including

  •
  obtaining from any governmental entity or any other third party any consents, licenses, permits, waivers, approvals, authorizations, or orders required to be obtained by Caliper or PerkinElmer or any of their subsidiaries in connection with the authorization, execution and delivery of the merger agreement and the consummation of the transactions contemplated thereby;

  •
  making all necessary submissions and filings, including filings under applicable laws and the HSR Act; and

  •
  executing or delivering any additional instruments reasonably necessary to complete the transactions contemplated by, and to fully carry out the purposes of, the merger agreement.

        Notwithstanding the above, neither PerkinElmer nor any of its affiliates are required to (1) make proposals, execute or carry out agreements or submit to orders providing for the sale or other disposition or holding separate (through the establishment of a trust or otherwise) of any assets of PerkinElmer or any of its affiliates or Caliper or any of its affiliates or the holding separate of the shares of Caliper's common stock (or shares of stock of the surviving corporation) or imposing or seeking to impose any limitation on the ability of PerkinElmer or any of its affiliates to conduct their business or own such assets or to acquire, hold or exercise full rights of ownership of the shares of Caliper's common stock (or shares of stock of the surviving corporation) or (2) take any action under described here if the DOJ or FTC authorizes its staff to seek a preliminary injunction or restraining order, or otherwise initiate administrative litigation, to enjoin the completion of the merger.

        In addition, if any "fair price" or "control share acquisition" or "anti-takeover" statute, or other similar statute or regulation or any state "blue sky" statute becomes applicable to the transactions contemplated by the merger agreement or the voting agreements, dated as of September 7, 2011, entered into between PerkinElmer and certain directors, officers and a stockholder of Caliper as described under "The Voting Agreements", then Caliper and its board of directors are required to grant such approvals and take such actions as are reasonably necessary so that the transactions contemplated by the merger agreement and the voting agreements may be completed as promptly as practicable on the terms contemplated by the merger agreement and the voting agreements, and otherwise act to minimize the effects of such statute or regulation on the transactions contemplated by the merger agreement and the voting agreements.

ADDITIONAL AGREEMENTS

        The merger agreement contains additional agreements between PerkinElmer and Caliper relating to, among other things:

  •
  Caliper's continued listing on the NASDAQ until the closing of the merger;

  •
  PerkinElmer's access to information regarding Caliper and its subsidiaries, and the confidentiality of such information;

  •
  notice by Caliper to PerkinElmer of the occurrence of any change or event having, or which, insofar as reasonably can be foreseen, could result in, individually or in the aggregate, a Material Adverse Effect with respect to Caliper;

  •
  notice of (1) the occurrence or existence of any change, event, circumstance, development or effect that would result in any representation or warranty of any party contained in the merger agreement to be untrue or inaccurate in any material respect, or (2) any material failure by any party to comply with or satisfy any covenant, condition or agreement to be complied with by it under the merger agreement;

  •
  the sole right by PerkinElmer to direct any settlement offers or negotiate any consent decrees or consent orders relating to the merger or any of the other transactions contemplated by the merger agreement;

  •
  public announcements with respect to the merger and the merger agreement;

  •
  participation by PerkinElmer in the defense or settlement of any stockholder litigation against Caliper and its board of directors relating to the merger or any of the other transactions contemplated by the merger agreement and the need for PerkinElmer's consent prior to Caliper settling any such litigation; and

  •
  the unconditional guarantee by PerkinElmer of Merger Sub's obligations under the merger agreement.

INDEMNIFICATION AND INSURANCE

        For six years after the effective time of the merger, PerkinElmer and Merger Sub shall cause the surviving corporation to honor, to the fullest extent permitted by law, all of Caliper's obligations to indemnify and advance expenses, to hold harmless and to exculpate each present and former director and officer of Caliper against any costs or expenses, judgments, fines, losses, claims, damages, liabilities or amounts paid in settlement incurred in connection with any claim, action, suit, proceeding or investigation arising out of or pertaining to matters existing or occurring at or before the effective time of the merger, whether asserted or claimed before, at or after the effective time of the merger, in each case to the extent that such obligations to indemnify and hold harmless, advance expenses or exculpate existed as of the date of the merger agreement pursuant to the Caliper's certificate of incorporation, bylaws, or certain of Caliper's agreements.

        For six years after the effective time of the merger, PerkinElmer and Merger Sub shall cause the surviving corporation to maintain (to the extent available in the market) a directors' and officers' liability insurance policy covering those persons who are covered by Caliper's directors' and officers' liability insurance policy as of the date of the merger agreement with coverage in amount and scope at least as favorable to such persons as Caliper's coverage existing as of the date of the merger agreement, provided that PerkinElmer and the surviving corporation are not required to expend over 200% per year of the current annual premium under Caliper's existing directors' and officers' insurance policy. At PerkinElmer's option, PerkinElmer may purchase prior to the effective time of the merger a six-year prepaid "tail policy" on the terms and conditions providing not materially more favorable benefits as the current directors' and officers' liability insurance policy covering those persons who are currently covered by Caliper's directors' and officers' liability insurance policy, in which case PerkinElmer and Merger Sub will be relieved of their obligations relating to insurance described above.

        The indemnification rights provided in the merger agreement are in addition to the rights otherwise available to Caliper's current officers and directors by law, charter, statute, bylaw or agreement, and operate for the benefit of, and shall be enforceable by, each of the indemnified parties, their heirs and representatives.

        In the event that PerkinElmer, the surviving corporation or any of their respective successors or assigns (1) consolidates or merges into any other person and is not be the continuing or surviving corporation or entity in such consolidation or merger or (2) transfers all or substantially all of its properties and assets to any person, then, and in either such case, if PerkinElmer and the surviving corporation's successors and assigns do not assume all of the obligations set forth in the indemnification provisions of the merger agreement by operation of law, then proper provision will be made so that such successors and assigns assume such obligations.

EMPLOYEE OBLIGATIONS

        PerkinElmer has agreed:

  •
  for a period of one year following the effective time of the merger, to provide to each employee of Caliper and its subsidiaries primarily employed in the U.S. as of the effective time of the merger, to the extent he or she remains employed by the surviving corporation, which we refer to as a Continuing Employee, a base salary that is not less than the base salary of each such employee immediately prior to the effective time of the merger (other than Continuing Employees who are subject to Caliper's existing change in control plans or who are covered by an individual change in control agreement);

  •
  for a period of one year following the effective time of the merger, to provide to each Continuing Employee cash incentive compensation and other employee benefits (excluding equity compensation plans) that are substantially comparable, in the aggregate, to the cash incentive compensation and other employee benefits provided to comparable employees of PerkinElmer as of the effective time of the merger;

  •
  for a period of six months following the effective time of the merger, to provide to each Continuing Employee whose service with Caliper is involuntarily terminated without cause during such six-month period severance benefits not less than the severance benefits provided to such Continuing Employee under Caliper's severance practices in effect on the date of the merger agreement;

  •
  that for purposes (including purposes of vesting, eligibility to participate and level of benefits) under each employee benefit plan maintained by PerkinElmer and its subsidiaries providing benefits to any Continuing Employee after the effective time of the merger, each Continuing Employee will be credited with his or her years of service with Caliper and its subsidiaries and their respective predecessors before the effective time of the merger, to the same extent as such Continuing Employee was entitled, before the effective time of the merger, to credit for such service under any similar benefit plan maintained by Caliper in which such Continuing Employee participated or was eligible to participate immediately prior to the effective time of the merger (provided that this will not result in a duplication of benefits);

  •
  that each Continuing Employee will be immediately eligible to participate, without any waiting time, in each employee benefit plan maintained by PerkinElmer and its subsidiaries providing benefits to any Continuing Employee after the effective time of the merger, to the extent coverage under such plan is comparable to a benefit plan maintained by Caliper in which such Continuing Employee participated immediately prior to the effective time of the merger; and

  •
  to waive any limitations under each employee benefit plan maintained by PerkinElmer and its subsidiaries providing primarily medical, dental, pharmaceutical or vision benefits relating to pre-existing condition exclusions and actively-at-work requirements for each Continuing Employee and his or her covered dependents, unless such conditions would not have been waived under a benefit plan maintained by Caliper in which such Continuing Employee participated immediately prior to the effective time of the merger; and

  •
  in the event that a Continuing Employee begins participation in any employee benefit plan maintained by PerkinElmer and its subsidiaries providing primarily medical, dental, pharmaceutical or vision benefits prior to January 1, 2012 or after March 31, 2012, to work in good faith and use its reasonable best efforts to cause such Continuing Employee and his or her covered dependents to be given credit to the same extent as credit was given under a comparable benefit plan maintained by Caliper, for purposes of satisfying all deductible, coinsurance and maximum out-of-pocket requirements applicable to such Continuing Employee and his or her covered dependents for the applicable plan year as if such amounts had been paid in accordance with such benefit plan maintained by PerkinElmer.

        The employee obligations described above are solely for the benefit of the parties to the merger agreement, and no current or former director, officer, employee or any individual associated with Caliper will be regarded for any purpose as a third party beneficiary of the merger agreement. Nothing contained in the merger agreement shall (1) constitute or be deemed to be an amendment to any employee benefit plan maintained by Caliper or any other compensation or benefit plan, program or arrangement of Caliper or any of its subsidiaries for any purpose, (2) guarantee employment for any period of time, or preclude the ability of PerkinElmer or the surviving corporation and its subsidiaries to terminate any employee of Caliper or any of its subsidiaries for any reason, (3) require PerkinElmer or Caliper or any of their respective subsidiaries to continue any employee benefit plan, or provide any employee benefits plans or arrangements, or (4) prevent the amendment, modification or termination of any employee benefit plan or arrangement, in accordance with the terms thereof and applicable law.

CONDITIONS TO THE MERGER

        Closing Conditions for Each Party.    The obligations of PerkinElmer, Merger Sub and Caliper to complete the merger are subject to fulfillment or waiver of the following conditions:

  •
  the merger agreement and the merger have been approved and adopted by the requisite vote of the stockholders of Caliper as required by applicable law;

  •
  any requisite waiting period (and any extension thereof) applicable to the completion of the merger under the HSR Act and any applicable foreign antitrust law or regulation has expired or been terminated, and any authorizations, consents, orders or approvals required under any applicable foreign antitrust law or regulation have been obtained; and

  •
  no governmental entity has enacted, issued, promulgated, enforced or entered any order, executive order, stay, decree, judgment or injunction (preliminary or permanent) or statute, rule or regulation which is in effect and which has the effect of making the merger illegal or otherwise prohibiting completion of the merger or the other transactions contemplated by the merger agreement.

        Additional Closing Conditions for PerkinElmer and Merger Sub.    The obligations of PerkinElmer and Merger Sub to complete the merger are subject to fulfillment or waiver of the following additional conditions:

  •
  the representations and warranties of Caliper contained in the merger agreement relating to its organization, good standing, power and authority, SEC filings and conduct of the business shall be true and correct, the representations and warranties of Caliper relating to its capitalization shall be true and correct except for immaterial inaccuracies, and all other representations and warranties of Caliper shall be true and correct, except where the failure of such representations and warranties to be true and correct has not had, and would not reasonably be expected to result in, a Material Adverse Effect with respect to Caliper (as defined below);

  •
  Caliper must have performed in all material respects all obligations required to be performed by it under the merger agreement;

  •
  there must not be any pending or threatened suit, action or proceeding by any governmental entity

  •
  challenging, making illegal or otherwise restraining or prohibiting, or seeking to challenge, make illegal or otherwise restrain or prohibit, the merger or the transactions contemplated by the merger agreement, or seeking to obtain from Caliper or (to the extent it relates to the merger or the transactions contemplated by the merger agreement) PerkinElmer or any of its affiliates, any material damages,

  •
  seeking to prohibit or materially limit the ownership or operation by Caliper, PerkinElmer or Merger Sub of all or any material portion of the business or assets of Caliper and its subsidiaries or (to the extent it relates to the merger or the transactions contemplated by the merger agreement) of PerkinElmer and its affiliates,

  •
  seeking to compel Caliper, PerkinElmer or Merger Sub to dispose of or to hold separate all or any material portion of the business or assets of Caliper or any of its subsidiaries or (to the extent it relates to the merger or the transactions contemplated by the merger agreement) of PerkinElmer or any of its affiliates,

  •
  seeking to impose any material limitation on the ability of Caliper, PerkinElmer or Merger Sub to conduct the business or own the assets of Caliper or any of its subsidiaries or (to the extent it relates to the merger or the transactions contemplated by the merger agreement) of PerkinElmer or any of its affiliates,

  •
  seeking to impose material limitations on the ability of PerkinElmer or Merger Sub to acquire or hold, or to exercise full rights of ownership of any shares of Caliper's common stock, including the right to vote such shares on all matters properly presented to Caliper's stockholders, or

  •
  seeking to require divestiture by PerkinElmer or Merger Sub of all or any of the shares of Caliper's common stock; and

  •
  since September 7, 2011, there must not have been any Material Adverse Effect with respect to Caliper, or any change, event, circumstance, development or effect that would reasonably be expected to result in a Material Adverse Effect with respect to Caliper.

        Additional Closing Conditions for Caliper.    The obligation of Caliper to complete the merger is subject to fulfillment or waiver of the following additional conditions:

  •
  the representations and warranties of PerkinElmer and Merger Sub contained in the merger agreement relating to their organization, standing, power and authority are true and correct, and all other representations and warranties of PerkinElmer and Merger Sub are true and correct, except where the failure of such representations and warranties to be true and correct would not reasonably be expected to materially impair the ability of PerkinElmer or Merger Sub to complete the transactions contemplated by the merger agreement; and

  •
  PerkinElmer and Merger Sub must have both performed in all material respects all obligations required to be performed by them under the merger agreement.

        A "Material Adverse Effect" with respect to Caliper means any change, event, circumstance, development or effect, each of which we refer to as a Change, that, individually or in the aggregate with all other Changes occurring or existing prior to the determination of a Material Adverse Effect, has a material adverse effect on (1) the business, assets, liabilities, capitalization, financial condition, or results of operations of Caliper and its subsidiaries, taken as a whole, or (2) the ability of Caliper to consummate the merger and the other transactions contemplated by the merger agreement; provided that, solely for purposes of clause (1) above, none of the following, and no effect arising out of or resulting from the following, in each case to the extent arising after September 7, 2011, will constitute (in and of itself) a Material Adverse Effect or be taken into account in determining whether a "Material Adverse Effect" has occurred or may, would or could occur (except, in certain circumstances where Caliper and its subsidiaries, taken as a whole, are disproportionately affected relative to other comparable persons operating in the industries in which Caliper and its subsidiaries operate):

  •
  any Change generally affecting

  •
  the principal industries in which Caliper and its subsidiaries primarily operate or

  •
  the economy, credit or financial or capital markets in the United States or elsewhere in the world, including changes in interest or currency exchange rates, or

  •
  any Change arising out of, resulting from or attributable to

  •
  changes or prospective changes in law, in applicable regulations of any governmental entity, in generally accepted accounting principles or in accounting standards, or any changes or prospective changes in the interpretation or enforcement of any of the foregoing,

  •
  the announcement or pendency of the merger agreement and/or the merger,

  •
  acts of war (whether or not declared), sabotage or terrorism, or any escalation or worsening of any such acts of war (whether or not declared), sabotage or terrorism,

  •
  pandemics, earthquakes, hurricanes, tornados or other natural disasters,

  •
  any decline in the market price, or change in trading volume, of any capital stock of Caliper (it being understood, in each case, that the facts or occurrences giving rise or contributing to such decline or change may be deemed to constitute, or be taken into account in determining whether there has been, or would reasonably be expected to be, a Material Adverse Effect with respect to Caliper), or

  •
  the failure of Caliper to meet internal or analysts' expectations or projections for any period ending on or after the date of the merger agreement, in and of itself (it being understood that the facts or occurrences giving rise or contributing to such failure may be deemed to constitute, or be taken into account in determining whether there has been, or would reasonably be expected to be, a Material Adverse Effect with respect to Caliper).

        There is no financing condition to PerkinElmer's and Merger Sub's obligations to complete the merger. Caliper and PerkinElmer may waive any of the conditions listed under "The Merger Agreement—Conditions to the Merger—Closing Conditions for Each Party." PerkinElmer or Merger Sub may waive any of the conditions listed under "The Merger Agreement—Conditions to the Merger—Additional Closing Conditions for Parent and Merger Sub." Similarly, Caliper may waive any of the conditions listed under "The Merger Agreement—Conditions to the Merger—Additional Closing Conditions for Caliper." Despite their ability to do so, no party to the merger agreement, as of the date of this proxy statement, intends to waive any closing condition. The conditions relating to stockholder approval of the merger agreement and prohibition of the completion of the merger or the other transactions contemplated by the merger agreement by any governmental entity may not be waived by any party to the merger agreement.

TERMINATION OF THE MERGER AGREEMENT

        Circumstances Under Which Any Party May Terminate the Merger Agreement.    PerkinElmer, Merger Sub and Caliper may mutually agree to terminate the merger agreement upon the mutual written consent of the parties at any time prior to the effective time of the merger, whether prior to or after approval of the adoption of the merger agreement by the stockholders of Caliper. Either PerkinElmer or Caliper may also terminate the merger agreement if:

  •
  the merger has not been completed on or before March 31, 2012, unless the terminating party's failure to fulfill any obligation under the merger agreement was the primary cause of or resulted in the failure of the merger to occur on or before such date;

  •
  a governmental entity has issued an order, decree or ruling or takes any other action, in each case having the effect of permanently restraining, enjoining or otherwise prohibiting the merger and such order, decree, ruling or other action has become final and nonappealable; or

  •
  Caliper does not obtain the requisite approval by Caliper's stockholders of the adoption of the merger agreement; provided, that Caliper cannot terminate the merger agreement if Caliper is in breach of or has failed to fulfill its obligations under the merger agreement or the failure to obtain the requisite approval was caused by a breach of any of those certain voting agreements (as described below) entered into in connection with the merger by any party thereto other than PerkinElmer.

        Circumstances Under Which PerkinElmer May Terminate the Merger Agreement.    PerkinElmer may also terminate the merger agreement if:

  •
  a Triggering Event occurs;

  •
  Caliper breaches or fails to perform in any material respect any of its representations, warranties or covenants contained in the merger agreement, which breach or failure to perform (1) would cause the conditions to closing the merger not to be satisfied and (2) cannot be or is not cured within 20 days after written notice to Caliper of the breach; or

  •
  Caliper breaches (other than in any immaterial respect) its no-solicitation obligations or its obligations to hold a special meeting of Caliper's stockholder seeking approval of the adoption of the merger agreement and to take reasonable and lawful steps to obtain approval of the adoption of the merger agreement by Caliper's stockholders.

        Circumstances Under Which Caliper May Terminate the Merger Agreement.    Caliper may also terminate the merger agreement if:

  •
  PerkinElmer or Merger Sub breaches or fails to perform in any material respect any of their respective representations, warranties or covenants contained in the merger agreement, which breach or failure to perform (1) materially impairs PerkinElmer's and Merger Sub's ability to complete the merger and (2) cannot be or is not cured within 20 days after written notice to PerkinElmer of the breach (provided that Caliper is not then in material breach of any representation, warranty or covenant contained in the merger agreement); or

  •
  If all of the following conditions are met relating to a Superior Proposal:

  •
  Caliper has not breached (other than any immaterial breach) its no-solicitation obligations;

  •
  Caliper's board of directors has received a Superior Proposal;

  •
  in light of such Superior Proposal, Caliper's board of directors has reasonably determined in good faith (after consultation with outside counsel) that the failure of Caliper's board of directors to withdraw or modify its approval or recommendation of the merger agreement or the merger would be inconsistent with its fiduciary obligations under applicable law;

  •
  Caliper has notified PerkinElmer in writing of such determinations by its board of directors on the date such determinations are made;

  •
  during at least the five business days following delivery to PerkinElmer of such notice described immediately above (or, if such notice is delivered fewer than five business days prior to the receipt of stockholder approval of the merger, then for the period remaining up to immediately prior to that time), Caliper has provided PerkinElmer with a reasonable opportunity to propose adjustments in the terms and conditions of the merger agreement and negotiated in good faith with PerkinElmer so that the Superior Proposal is no longer determined to be a Superior Proposal by Caliper's board of directors;

  •
  following such period described immediately above, and taking into account any revised proposal that is binding and irrevocable for such five business day (or, as applicable, shorter) period made by PerkinElmer, such Superior Proposal remains a Superior Proposal and Caliper's board of directors has again made the determinations in good faith (after consultation with outside counsel) that the failure of Caliper's board of directors to withdraw or modify its approval or recommendation of the merger agreement or the merger would be inconsistent with its fiduciary obligations under applicable law;

  •
  at or before the effective time of the termination of the merger agreement, Caliper pays PerkinElmer the $12.8 million termination fee described below; and

  •
  Caliper's board of directors concurrently approves, and Caliper concurrently enters into, a definitive agreement providing for the implementation of such Superior Proposal.

TERMINATION FEE

        Caliper is required to pay PerkinElmer a termination fee of $12.8 million if:

  •
  PerkinElmer terminates the merger agreement because of a Triggering Event;

  •
  PerkinElmer terminates the merger agreement because Caliper willfully breached its no-solicitation obligations or its obligations to hold a special meeting of Caliper's stockholder seeking approval of the adoption of the merger agreement or to take reasonable and lawful steps to obtain approval of the adoption of the merger agreement by Caliper's stockholders;

  •
  after September 7, 2011,

  •
  any person makes an Acquisition Proposal or amends an Acquisition Proposal made prior to the date;

  •
  the merger agreement is terminated

  •
  by either PerkinElmer or Caliper if the merger is not completed on or before March 31, 2012,

  •
  by either PerkinElmer or Caliper because the requisite approval by Caliper's stockholders for the adoption of the merger agreement was not obtained, or

      •
      by PerkinElmer because Caliper breached or failed to perform in any material respect any of its representations, warranties or covenants contained in the merger agreement, which breach or failure to perform gave rise to the failure of a condition of either the obligation of each party to effect the merger or PerkinElmer and Merger Sub's obligation to effect the merger, and could not be or had not been cured within 20 days after the giving of written notice to Caliper of such breach or failure to perform; and

    •
    within one year of such termination Caliper enters into a definitive agreement to complete, or completes, any Acquisition Proposal (regardless of whether made before or after the termination of the merger agreement); or

  •
  Caliper terminates the merger agreement because the conditions relating to a Superior Proposal described under "The Merger Agreement—Termination of the Merger Agreement—Circumstances Under Which Caliper May Terminate the Merger Agreement" are met.

EFFECT OF TERMINATION

        In the event of the termination of the merger agreement, all obligations and agreements of the parties set forth in the merger agreement will terminate and be of no further force or effect, and there will be no liability on the part of PerkinElmer, Merger Sub or Caliper under the merger agreement, except as set forth in certain provisions of the merger agreement which will survive such termination; provided that none of PerkinElmer, Merger Sub or Caliper will be relieved for liability for damages actually incurred as a result of fraud or any willful breach of the merger agreement.

FEES AND EXPENSES

        Except with respect to the termination fee described under "The Merger Agreement—Termination Fee," whether or not the merger is consummated, all costs and expenses incurred in connection with the merger agreement, the merger and the other transactions contemplated by the merger agreement will be paid by the party incurring such expense.

AMENDMENT, EXTENSION AND WAIVER

        The parties may amend, modify or supplement the merger agreement at any time prior to the effective time of the merger. However, after Caliper has obtained stockholder approval for the adoption of the merger agreement, the parties may not amend the merger agreement in a manner that by applicable law requires further approval by Caliper's stockholders without obtaining such further approval. Any amendment, modification or supplement must be in a written instrument signed by PerkinElmer, Merger Sub and Caliper.

        At any time before the effective time of the merger, the parties may, to the extent legally allowed, (1) extend the time for the performance of any of the obligations or other acts of the other parties, (2) waive any inaccuracies in the representations and warranties contained in the merger agreement and (3) waive compliance with any of the agreements or conditions contained in the merger agreement. Any extension or waiver must be in a written instrument signed on behalf of the party agreeing to the extension or waiver.

VOTING AGREEMENTS

        The summary of the material terms of the voting agreements below and elsewhere in this proxy statement is qualified in its entirety by reference to the form of voting agreement, a copy of which is attached to this proxy statement as Annex B and which we incorporate by reference into this proxy statement. This summary does not purport to be complete and may not contain all of the information about the voting agreement that is important to you. We encourage you to carefully read the form of voting agreement in its entirety because this summary may not contain all the information about the voting agreement that is important to you.

        Pursuant to the terms of, and concurrently with the execution of, the merger agreement, each of E. Kevin Hrusovsky, David V. Milligan, Ph.D., Kathryn A. Tunstall, Allan L. Comstock, Van Billet, David W. Carter, Robert C. Bishop, Ph.D., David M. Manyak, Ph.D., Bradley W. Rice, Ph.D., William C. Kruka, Peter F. McAree and The Berwind Company LLC, which we collectively refer to as the Supporting Stockholders, entered into a voting agreement, dated as of September 7, 2011, with PerkinElmer and Caliper. Each of the Supporting Stockholders, with the exception of The Berwind Company LLC, is a director and/or executive officer of Caliper. As of the record date, the Supporting Stockholders held in the aggregate approximately        % of the shares of Caliper common stock entitled to vote at the special meeting.

Agreement to Vote and Irrevocable Proxy

        Subject to the terms and conditions of the voting agreements, the Supporting Stockholders have agreed, during the term of the voting agreements, that they will at every meeting of the stockholders of Caliper called, and at every adjournment or postponement thereof, appear at the meeting or otherwise cause all of their shares of Caliper common stock (whether beneficially owned or of record) to be present thereat for purposes of establishing a quorum and, to the extent not voted by the persons appointed as proxies pursuant to the voting agreements, vote

  •
  in favor of the adoption and approval of the merger agreement,

  •
  against the approval or adoption of any proposal made in opposition to, or in competition with, the merger agreement, and

  •
  against any of the following (to the extent unrelated to the merger agreement): (1) any merger, consolidation or business combination involving Caliper or any of its subsidiaries other than the merger and the transactions contemplated by the merger agreement; (2) any sale, lease or transfer of all or substantially all of the assets of Caliper or any of its subsidiaries; (3) any reorganization, recapitalization, dissolution, liquidation or winding up of Caliper or any of its subsidiaries; or (4) any other action that is intended, or could reasonably be expected, to result in a breach of any covenant, representation or warranty or any other obligation or agreement of Caliper under the merger agreement or of any Supporting Stockholder under the voting agreements or otherwise impede, interfere with, delay, postpone, discourage or adversely affect the completion of the merger.

        In furtherance of the foregoing, pursuant to the voting agreements, each Supporting Stockholder irrevocably appointed PerkinElmer and each of its executive officers or other designees as its proxy and attorney-in-fact (with full power of substitution and re-substitution) to vote its shares as described above. With respect to a Supporting Stockholder, the proxy will terminate, without the requirement of any further action, upon the termination of such Supporting Stockholder's voting agreement.

Transfer and Voting Restrictions on Shares Held by the Supporting Stockholders

        Pursuant to the voting agreements, at all times during the term of the voting agreements, each Supporting Stockholder

  •
  may not cause or allow, with respect to its shares of Caliper common stock (except in connection with the merger, pursuant to the terms of any trading plan adopted pursuant to Rule 10b5-1 under the Exchange Act that is in effect as of the date of the voting agreement), the direct or indirect assignment, sale, transfer, tender, exchange, pledge, or hypothecation of, or the grant, creation or suffrage of a lien, security interest or encumbrance in or upon, or the gift, grant or placement in trust, or the constructive sale or other disposition of such security (including transfers by testamentary or intestate succession, by domestic relations order or other court order, or otherwise by operation of law) or any right, title or interest therein (including any right or power to vote to which the holder thereof may be entitled, whether such right or power is granted by proxy or otherwise), or the record or beneficial ownership thereof, and any agreement, arrangement or understanding, whether or not in writing, to effect any of the foregoing. However, the Supporting Stockholder may make certain transfers of its shares for bona fide estate planning purposes, provided that, before any such transfer, the transferee executes and delivers to PerkinElmer a form of the voting agreement providing that such transferee will be bound by the same terms and conditions with respect to such shares that the Supporting Stockholder is bound by pursuant to the voting agreement;

  •
  will not (except as otherwise permitted by the voting agreements or by order of a court of competent jurisdiction) (1) commit any act that could reasonably be expected to restrict or affect, or has the effect of restricting or affecting, the Supporting Stockholder's legal power, authority and right to vote all of the shares then owned of record or beneficially by the Supporting Stockholder or otherwise prevent or disable the Supporting Stockholder from performing any of its obligations under the voting agreement or (2) enter into any voting agreement with any person or entity with respect to any of its shares, grant any person or entity any proxy (revocable or irrevocable) or power of attorney with respect to any of its shares, deposit any of its shares in a voting trust or otherwise enter into any agreement or arrangement with any person or entity restricting the Supporting Stockholder's legal power, authority or right to vote its shares in favor of the approval of the merger agreement; and

  •
  understands and agrees that if the Supporting Stockholder attempts to transfer, vote or provide any other person with the authority to vote any of its shares other than in compliance with the voting agreements, Caliper will not (1) permit any such transfer on its books and records, (2) issue a new certificate representing any of the shares, or (3) record such vote, unless and until such Supporting Stockholder shall have complied with the terms of the voting agreement.

Additional Covenants in the Voting Agreements

        During the term of the voting agreements, the Supporting Stockholders agreed not to, directly or indirectly,

  •
  solicit, initiate, propose, knowingly encourage or knowingly facilitate any inquiries or the making of any proposal or offer that constitutes, or may reasonably be expected to lead to, any Acquisition Proposal;

  •
  enter into, continue or otherwise participate in any communications, discussions or negotiations regarding, furnish to any person any information or data with respect to, assist or participate in any effort or attempt by any person with respect to, or otherwise cooperate in any way with, any Acquisition Proposal;

  •
  adopt, approve or recommend, or propose to adopt, approve or recommend, any Acquisition Proposal; or

  •
  enter into any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement or similar agreement constituting or relating to, or that could reasonably be expected to lead to, any Acquisition Proposal.

Termination of the Voting Agreements

        The voting agreements will terminate upon the earliest to occur of (1) the termination of the merger agreement, (2) the effective time of the merger, (3) with respect to a Supporting Stockholder, the date set forth in any mutual written consent to terminate such voting agreement executed by PerkinElmer and such Supporting Stockholder and (4) with respect to a Supporting Stockholder, the date of any modification, supplement, amendment or waiver of the merger agreement as in effect on September 7, 2011 that adversely affects such Supporting Stockholder.

ADJOURNMENT OF THE SPECIAL MEETING

THE ADJOURNMENT PROPOSAL

        If the number of shares of common stock present in person or represented by proxy at the special meeting voting in favor of the proposal to adopt the merger agreement is insufficient to adopt the merger agreement at the time of the special meeting, then we intend to move to adjourn the special meeting in order to enable our board of directors to solicit additional proxies in respect of such proposal. In that event, we will ask our stockholders to vote only upon the adjournment proposal, and not for the proposal to adopt the merger agreement.

        In this proposal, we are asking you to authorize the holder of any proxy solicited by our board of directors to vote in favor of granting discretionary authority to the proxy or attorney-in-fact to adjourn the special meeting for the purpose of soliciting additional proxies. If our stockholders approve the adjournment proposal, we could adjourn the special meeting and any adjourned session of the special meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from stockholders that have previously returned properly executed proxies or authorized a proxy by using the Internet or a toll-free telephone number. Among other things, approval of the adjournment proposal could mean that, even if we had received proxies representing a sufficient number of votes against the adoption of the merger such that the proposal to adopt the merger agreement would be defeated, we could adjourn the special meeting without a vote on the adoption of the merger agreement and seek to obtain sufficient votes in favor of adoption of the merger agreement. Additionally, we may seek to adjourn the special meeting if a quorum is not present at the special meeting.

VOTE REQUIRED FOR APPROVAL AND BOARD RECOMMENDATION

        Approval of the proposal to adjourn the special meeting requires an affirmative vote of a majority of the votes present that are entitled to vote at the special meeting, assuming a quorum is present. For the proposal to adjourn the special meeting, you may vote "FOR," "AGAINST" or "ABSTAIN." Abstentions will be counted as present for the purpose of determining whether a quorum is present at the special meeting and will have the same effect as a vote against the adjournment proposal. Properly executed broker non-votes, if any, will be counted as present for the purpose of determining whether a quorum is present at the special meeting. The failure to instruct your bank, broker or other nominee how to vote your shares will not have an effect on the adjournment proposal. No proxy that is specifically marked "AGAINST" adoption of the merger agreement will be voted in favor of the adjournment proposal, unless it is specifically marked "FOR" the proposal to adjourn the special meeting.

        Our board of directors believes that if the number of shares of common stock present in person or represented by proxy at the special meeting voting in favor of the proposal to adopt the merger is not a sufficient number of shares to approve the proposal to adopt the merger agreement, it is in the best interests of Caliper and its stockholders to enable our board of directors to continue to seek to obtain a sufficient number of additional votes in favor of approval of the proposal to adopt the merger agreement.

        Our board of directors unanimously recommends that you vote "FOR" the proposal to adjourn the special meeting to a later date, if necessary or appropriate, to solicit additional proxies in favor of the proposal to adopt the merger agreement if there are insufficient votes at the time of the special meeting to adopt the merger agreement.

ADVISORY VOTE ON GOLDEN PARACHUTES

THE NON-BINDING ADVISORY PROPOSAL

        Section 14A of the Exchange Act, which was enacted as part of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, requires that we provide our stockholders with the opportunity to vote to approve, on an advisory non-binding basis, the "golden parachute" compensation arrangements for our named executive officers, as disclosed in the section of this proxy statement entitled "Interests of Caliper's Directors and Executive Officers in the Merger—Golden Parachute Compensation" beginning on page 48 of this proxy statement.

        We are asking our stockholders to indicate their approval of the various change in control payments which our named executive officers will or may be eligible to receive in connection with the merger. These payments are set forth in the table entitled "Golden Parachute Compensation" on page 48 of this proxy statement and the accompanying footnotes. The various plans and arrangements pursuant to which these compensation payments may be made have previously formed part of Caliper's overall compensation program for its named executive officers, which has been disclosed to our stockholders as part of the Compensation Discussion and Analysis and related sections of our annual proxy statements. These historical arrangements were adopted and approved by the Compensation Committee of our board of directors, which is composed solely of non-management directors, and are believed to be reasonable and in line with marketplace norms.

        Accordingly we are seeking approval of the following resolution at the special meeting:

        "RESOLVED, that the stockholders of Caliper approve, solely on an advisory basis, the golden parachute compensation which may be paid to Caliper's named executive officers in connection with the merger, as disclosed pursuant to Item 402(t) of Regulation S-K in the section entitled "Interests of Caliper's Directors and Executive Officers in the Merger—Golden Parachute Compensation" in Caliper's proxy statement for the special meeting."

        Stockholders should note that this non-binding proposal regarding certain merger-related executive compensation arrangements is merely an advisory vote which will not be binding on Caliper, our board of directors or PerkinElmer. Further, the underlying plans and arrangements are contractual in nature and not, by their terms, subject to stockholder approval. Accordingly, regardless of the outcome of the advisory vote, if the merger is consummated our named executive officers will be eligible to receive the various change in control payments in accordance with the terms of conditions applicable to those payments.

VOTE REQUIRED FOR APPROVAL AND BOARD RECOMMENDATION

        Approval of the non-binding proposal regarding certain merger-related executive compensation arrangements requires an affirmative vote of a majority of the votes present that are entitled to vote at the special meeting, assuming a quorum is present. For the non-binding proposal regarding certain merger-related executive compensation arrangements, you may vote "FOR," "AGAINST" or "ABSTAIN." Abstentions will be counted as present for the purpose of determining whether a quorum is present at the special meeting and will have the same effect as a vote against the non-binding proposal. Properly executed broker non-votes, if any, will be counted as present for the purpose of determining whether a quorum is present at the special meeting. The failure to instruct your bank, broker or other nominee how to vote your shares will not have an effect on the non-binding proposal. No proxy that is specifically marked against adoption of the merger agreement will be voted in favor of the non-binding proposal, unless it is specifically marked "FOR" the non-binding proposal.

        Our board of directors unanimously recommends that you vote "FOR" the non-binding proposal regarding certain merger-related executive compensation arrangements.

MARKET PRICE OF COMMON STOCK

        Our common stock is listed for trading on NASDAQ under the symbol "CALP." The following table shows the high and low closing sale prices per share of our common stock as reported by NASDAQ for the periods indicated.

	High	Low
Year Ended December 31, 2009
First Quarter	$1.62	$0.78
Second Quarter	$1.91	$0.94
Third Quarter	$3.01	$1.41
Fourth Quarter	$2.92	$2.12
Year Ended December 31, 2010
First Quarter	$3.97	$2.53
Second Quarter	$4.50	$3.77
Third Quarter	$4.50	$3.27
Fourth Quarter	$6.63	$3.97
Year Ended December 31, 2011
First Quarter	$6.91	$5.62
Second Quarter	$8.11	$6.26
Third Quarter (through September 19, 2011)	$10.54	$6.31

        As of the record date, there were approximately                        holders of record of the                        outstanding shares of our common stock. We have never declared or paid any dividends on our capital stock. We currently expect to retain future earnings, if any, for use in the operation and expansion of our business. Although we have no restrictions on paying cash dividends, we do not anticipate paying any cash dividends in the foreseeable future.

        The closing sale price of our common stock on NASDAQ on September 7, 2011, the last trading day prior to the announcement of the merger, was $7.39. On                              , 2011, the last trading day before the date of this proxy statement, our common stock closed at $            per share. You are encouraged to obtain current market quotations for our common stock in connection with voting your shares.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information regarding the beneficial ownership of our common stock as of September 15, 2011, by: (a) each of Caliper's directors; (b) each of Caliper's current and former executive officers for whom disclosure is required; (c) Caliper's directors and current executive officers as a group; and (d) each person known by us to be the beneficial owner of more than five percent of our common stock. Except as otherwise noted, the business address of each person shown below is 68 Elm Street, Hopkinton, MA 01748.

		Beneficial Ownership(1)
Beneficial Owner	Shares Issuable Pursuant to Options(2)	Number of Shares (Including Number Shown in First Column)	Percentage of Total
Directors and Executive Officers
E. Kevin Hrusovsky	1,386,500	2,033,818	3.63%
Peter F. McAree	315,500	378,286	*
William C. Kruka	505,125	586,774	1.06%
David M. Manyak, Ph.D.	279,500	702,742	1.28%
Bradley W. Rice, Ph.D.	216,877	267,514	*
Robert C. Bishop, Ph.D.	124,367	151,181	*
Van Billet(3)	92,475	117,582	*
David W. Carter	78,475	301,237	*
Allan L. Comstock(4)	85,475	111,582	*
David V. Milligan, Ph.D.(5)	95,475	177,204	*
Kathryn A. Tunstall	92,475	117,582	*
5% Stockholders
Royce & Associates, LLC(6)	—	4,595,229	8.40%
Platinum Asset Management Limited(7)	—	3,446,603	6.30%
The Berwind Company LLC(8)	—	3,150,000	5.76%
Jennison Associates LLC(9)	—	2,835,525	5.18%
Blackrock, Inc.(10)	—	2,960,847	5.41%
All directors, named executive officers and executive officers as a group (18 persons)	5,461,080	7,625,927	12.68%

*
Represents beneficial ownership of less than 1% of the outstanding shares of our common stock.

(1)
This table is based solely upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G and Forms 13F filed with the SEC. Unless otherwise indicated in the footnotes to this table, and subject to community property laws where applicable, Caliper believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 54,701,731 shares outstanding on September 15, 2011, adjusted as required by the SEC.

(2)
Includes shares that the individual would have the right to acquire as of November 14, 2011, 60 days after September 15, 2011, through the exercise or conversion of any stock option or other right.

(3)
Mr. Billet is Chief Financial Officer of The Berwind Company LLC. Mr. Billet disclaims any beneficial ownership of shares held by The Berwind Company LLC.

(4)
Includes 1,000 shares held by The Comstock Family Trust, of which Mr. Comstock is a trustee.

(5)
Includes 56,622 shares held by The David V. Milligan Trust dated October 19, 1991, of which Dr. Milligan is a trustee.

(6)
Represents shares beneficially owned as of June 30, 2011 by Royce & Associates, LLC. Royce & Associates, LLC is located at 745 Fifth Avenue, New York, NY 10151. This information is based solely on a Form 13F filed by Royce & Associates, LLC on August 9, 2011.

(7)
Represents shares held as of June 30, 2011 by Platinum Investment Management Limited. Platinum Investment Management Limited is located at Level 8, 7 Macquarie Place, Sydney, Australia 2000. Platinum Investment Management Limited has sole dispositive and voting power with respect to 3,101,773 shares listed in the table and no voting power with respect to 344,830 shares listed in the table. This information is based solely on a Form 13F filed by Platinum Investment Management Limited on August 12, 2011.

(8)
The Berwind Company LLC is headquartered at 5 Hog Island Road, Philadelphia, PA 19153.

(9)
Represents shares beneficially owned as of June 30, 2011, by Jennison Associates LLC. Jennison Associates LLC is located at 466 Lexington Avenue, New York, NY 10017. This information is based solely on a Form 13F filed by Jennison Associates LLC on August 10, 2011.

(10)
Represents shares held as of June 30, 2011 by a number of funds managed by Blackrock, Inc. Blackrock, Inc. is located at 40 East 52nd Street, New York, NY 10022. This information is based solely on Form 13Fs filed by various funds of Blackrock, Inc. on July 27, 2011.

DISSENTERS' RIGHTS OF APPRAISAL

        Under the DGCL, you have the right to dissent from the merger and to receive payment in cash for the fair value of your common stock (exclusive of any element of value arising from the accomplishment or expectation of the merger) as determined by the Delaware Court of Chancery, together with a fair rate of interest, if any, as determined by the court, in lieu of the consideration you would otherwise be entitled to receive pursuant to the merger agreement. These rights are known as appraisal rights. Caliper's stockholders electing to exercise appraisal rights must comply with the provisions of Section 262 of the DGCL in order to perfect their rights. Caliper will require strict compliance with the statutory procedures.

        The following is intended as a brief summary of the material provisions of the Delaware statutory procedures required to be followed by a stockholder in order to dissent from the merger and perfect appraisal rights.

        This summary, however, is not a complete statement of all applicable requirements and is qualified in its entirety by reference to Section 262 of the DGCL, the full text of which appears in Annex D to this proxy statement. Failure to precisely follow any of the statutory procedures set forth in Section 262 of the DGCL may result in a termination or waiver of your appraisal rights.

        Section 262 requires that stockholders be notified that appraisal rights will be available not less than 20 days before the stockholders' meeting to vote on the merger. A copy of Section 262 must be included with such notice. This proxy statement constitutes Caliper's notice to its stockholders of the availability of appraisal rights in connection with the merger in compliance with the requirements of Section 262.

        Caliper's stockholders who may wish to exercise their appraisal rights or may wish to preserve their right to do so should review Annex D carefully and should consult with their legal advisors, since failure to timely comply with the procedures set forth therein will result in the loss of such rights.

        If you elect to demand appraisal of your shares, you must satisfy each of the following conditions:

  •
  You must deliver to Caliper a written demand for appraisal of your shares before the vote with respect to the merger is taken. This written demand for appraisal must be in addition to and separate from any proxy or vote abstaining from or voting against the adoption of the merger agreement. Voting against or failing to vote for the adoption of the merger agreement by itself does not constitute a demand for appraisal within the meaning of Section 262.

  •
  You must either vote against the adoption of the merger agreement or abstain from voting on the adoption of the merger agreement. A vote in favor of the adoption of the merger agreement, by proxy, over the Internet, by telephone or in person, will constitute a waiver of your appraisal rights in respect of the shares so voted and will nullify any previously filed written demands for appraisal. Because a proxy that does not contain voting instructions will, unless revoked, be voted in favor of adoption of the merger agreement, a stockholder who wishes to exercise appraisal rights must vote against the adoption of the merger agreement or abstain from voting.

  •
  You must continuously hold the shares of record from the date of making the demand through the effective time of the merger.

        If you fail to comply with either of these conditions and the merger is completed, you will be entitled to receive the cash payment for your shares of common stock as provided for in the merger agreement, but you will have no appraisal rights with respect to your shares of common stock.

        All demands for appraisal should be addressed to Caliper Life Sciences, Inc., 68 Elm Street, Hopkinton, MA 01748, Attention: Corporate Secretary, and must be delivered before the vote on the merger agreement is taken at the special meeting, and should be executed by, or on behalf of, the record holder of the shares of our common stock. The demand must reasonably inform Caliper of the identity of the stockholder and the intention of the stockholder to demand appraisal of his, her or its shares. To be effective, a demand for appraisal by a holder of our common stock must be made by, or in the name of, such registered stockholder, fully and correctly, as the stockholder's name appears on his or her stock certificate(s).

        Only a holder of record of shares of our common stock is entitled to demand appraisal rights for such shares of our common stock registered in that holder's name. In addition, the stockholder must continuously hold the shares of record from the date of making the demand through the effective time of merger.

  •
  Beneficial owners who do not also hold the shares of record may not directly make appraisal demands to Caliper. The beneficial holder must, in such cases, have the registered owner, such as a broker or other nominee, submit the required demand in respect of those shares.

  •
  If shares are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, execution of a demand for appraisal should be made by or for the fiduciary.

  •
  If the shares are owned of record by more than one person, as in a joint tenancy or tenancy in common, the demand should be executed by or for all joint owners.

  •
  An authorized agent, including an authorized agent for two or more joint owners, may execute the demand for appraisal for a stockholder of record; however, the agent must identify the record owner or owners and expressly disclose the fact that, in executing the demand, he or she is acting as agent for the record owner.

  •
  A record owner, such as a broker, who holds shares as a nominee for others, may exercise his or her right of appraisal with respect to the shares held for one or more beneficial owners, while not exercising this right for other beneficial owners. In that case, the written demand should state the number of shares as to which appraisal is sought. Where no number of shares is expressly mentioned, the demand will be presumed to cover all shares held in the name of the record owner.

        If you hold your shares of common stock in a brokerage account or in other nominee form and you wish to exercise appraisal rights, you should consult with your broker or the other nominee to determine the appropriate procedures for the making of a demand for appraisal by the nominee. A person having a beneficial interest in shares of common stock held of record in the name of another person, such as a broker or nominee, must act promptly to cause the record holder to follow properly the steps summarized below and in a timely manner to perfect appraisal rights.

        Within 10 days after the effective time of the merger, Caliper's successor, the surviving corporation, will provide notice of the date the merger has become effective to each former Caliper stockholder who has properly demanded appraisal rights under Section 262 of the DGCL and has not voted in favor of the adoption of the merger agreement. At any time within 60 days after the effective time, any stockholder who has demanded an appraisal has the right to withdraw the demand and to accept the cash payment specified by the merger agreement for his or her shares of common stock. Any attempt to withdraw made more than 60 days after the effectiveness of the merger will require the written approval of the surviving corporation and no appraisal proceeding before the Delaware Court of Chancery as to any stockholder will be dismissed without the approval of the Delaware Court of Chancery, which approval may be conditioned upon any terms the Delaware Court of Chancery deems just. If the surviving corporation does not approve a stockholder's request to withdraw a demand for appraisal when the approval is required or if the Delaware Court of Chancery does not approve the dismissal of an appraisal proceeding, the stockholder would be entitled to receive only the appraised value determined in any such appraisal proceeding. This value could be higher or lower than, or the same as, the value of the merger consideration.

        Within 120 days after the effective time, either the surviving corporation or any stockholder who has complied with the requirements of Section 262 may file a petition in the Delaware Court of Chancery demanding a determination of the fair value of the shares held by all stockholders entitled to appraisal. Upon the filing of the petition by a stockholder, service of a copy of such petition shall be made upon the surviving corporation. The surviving corporation has no obligation to file such a petition in the event there are dissenting stockholders. Accordingly, the failure of a stockholder to file such a petition within the period specified could nullify the stockholder's previously written demand for appraisal.

        Within 120 days after the effective time of the merger, any stockholder who has complied with Section 262 shall, upon written request to the surviving corporation, be entitled to receive a written statement setting forth the aggregate number of shares not voted in favor of the merger agreement and with respect to which demands for appraisal rights have been received and the aggregate number of holders of such shares. Such written statement will be mailed to the requesting stockholder within 10 days after such written request is received by the surviving corporation or within 10 days after expiration of the period for delivery of demands for appraisal, whichever is later.

        If a petition for appraisal is duly filed by a stockholder and a copy of the petition is delivered to the surviving corporation, the surviving corporation will then be obligated, within 20 days after receiving service of a copy of the petition, to provide the Delaware Court of Chancery with a duly verified list containing the names and addresses of all stockholders who have demanded an appraisal of their shares and with whom agreements as to the value of their shares have not been reached by the surviving corporation. After notice to dissenting stockholders who demanded appraisal of their shares, the Delaware Court of Chancery is empowered to conduct a hearing upon the petition, and to determine those stockholders who have complied with Section 262 and who have become entitled to the appraisal rights provided thereby.

        After determination of the stockholders entitled to appraisal of their shares of our common stock, the Delaware Court of Chancery will appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger, together with a fair rate of interest, if any. When the value is determined, the Delaware Court of Chancery will direct the payment of such value, with interest thereon accrued during the pendency of the proceeding, if the Delaware Court of Chancery so determines, to the stockholders entitled to receive that value upon the surrender of their shares. Unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown, interest from the effective time of the merger through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective time of the merger and the date of payment of the judgment.

        In determining fair value, the Delaware Court of Chancery is required to take into account all relevant factors. You should be aware that the fair value of your shares as determined under Section 262 could be more than, the same as, or less than the value that you are entitled to receive under the terms of the merger agreement.

        Costs of the appraisal proceeding may be imposed upon the surviving corporation and the stockholders participating in the appraisal proceeding by the Delaware Court of Chancery as the Delaware Court of Chancery deems equitable in the circumstances. Upon the application of a stockholder, the Delaware Court of Chancery may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorneys' fees and the fees and expenses of experts, to be charged pro rata against the value of all shares entitled to appraisal. Any stockholder who had demanded appraisal rights will not, after the effective time of the merger, be entitled to vote shares subject to that demand for any purpose or to receive payments of dividends or any other distribution with respect to those shares, other than with respect to payment as of a record date prior to the effective time of the merger; however, if no petition for appraisal is filed within 120 days after the effective time of the merger, or if the stockholder delivers a written withdrawal of his or her demand for appraisal and an acceptance of the terms of the merger within 60 days after the effective time of the merger, then the right of that stockholder to appraisal will cease and that stockholder will be entitled to receive the cash payment for shares of his, her or its common stock pursuant to the merger agreement. Any withdrawal of a demand for appraisal made more than 60 days after the effective time of the merger may only be made with the written approval of the surviving corporation and must, to be effective, be made within 120 days after the effective time.

        In view of the complexity of Section 262, Caliper's stockholders who may wish to dissent from the merger and pursue appraisal rights should consult their legal advisors.

 SUBMISSION OF STOCKHOLDER PROPOSALS

        If the merger is consummated, there will be no annual meeting of stockholders in 2012. However, if the merger is not completed or if we are otherwise required to do so under applicable law, we will hold a 2012 annual meeting of stockholders. To include a proposal in next year's proxy materials, your proposal must be submitted in writing within a reasonable time before we begin to print and mail our proxy materials, and in no event later than December 31, 2011, addressed to Caliper's Corporate Secretary at Caliper Life Sciences, Inc., 68 Elm Street, Hopkinton, MA 01748. If you wish to bring matters for a vote or propose nominees for director at our 2012 Annual Meeting of Stockholders, you must provide specified information to us not later than the close of business on March 2, 2012 nor earlier than the close of business on February 3, 2012, unless the date of our 2012 annual meeting of stockholders is before May 3, 2012, or after July 2, 2012, in which case such proposals must be submitted no earlier than the close of business on the 120th day prior to the 2012 annual meeting of stockholders, and no later than the later of the close of business (i) on the 90th day before the 2012 annual meeting of stockholders, or (ii) on the 10th day after notice of the date of the 2012 annual meeting of stockholders is publicly given. Proposals received outside these dates will not be voted on at the 2012 annual meeting of stockholders. If a proposal is received in a timely manner, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. You are also advised to review our Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

HOUSEHOLDING OF SPECIAL MEETING MATERIALS

        Caliper has adopted a method of delivery for its proxy materials called "householding." Under this method, Caliper delivers only one copy of the proxy materials to one or more stockholders who share the same last name and address (and who have chosen not to participate in electronic delivery), unless such stockholders have notified Caliper that they wish to continue to receive multiple copies. Caliper adopted the householding method to reduce the amount of duplicative material that its stockholders receive and to lower printing and mailing costs. Householding is in effect for this proxy statement and will remain in effect for the 2012 annual meeting of stockholders and all future annual meetings, if applicable. If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy materials for your household, please notify your broker (if you own our common stock in nominee name), direct your written request to Caliper Life Sciences, Inc., Coordinator, Corporate Communications, 68 Elm Street, Hopkinton, MA 01748, or contact Cathy Portanova at (508) 435-9500.

        If you are a registered stockholder who previously received multiple copies and wish to continue to receive multiple copies of Caliper's proxy materials at the same address, additional copies will be provided promptly to you upon request. You may request multiple copies by directing your written request to Caliper Life Sciences, Inc., Coordinator, Corporate Communications, 68 Elm Street, Hopkinton, MA 01748, or contacting Cathy Portanova at (508) 435-9500. You may opt out of householding at any time prior to 30 days prior to the mailing of proxy materials in April of each year using the contact information above. If you own Caliper's common stock in nominee name (such as through a broker), please notify your broker if you wish to continue to receive multiple copies of the proxy materials.

OTHER MATTERS

        At this time, we know of no other matters to be submitted to our stockholders at the special meeting or any adjournment or postponement of the special meeting. If any other matters properly come before the special meeting or any adjournment or postponement of the special meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent in accordance with their best judgment.

WHERE YOU CAN FIND MORE INFORMATION

        We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any document we file at the SEC's public reference room located at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Our SEC filings are also available to the public at the SEC's website at http://www.sec.gov. You also may obtain free copies of the documents Caliper files with the SEC by going to the "Investors" section of our website at www.caliperls.com. Our website address is provided as an inactive textual reference only. The information provided on our website is not part of this proxy statement, and therefore is not incorporated by reference.

        Reports, proxy statements or other information concerning us may also be inspected at the offices of the NASDAQ Stock Market at 1735 K Street, N.W., Washington, D.C. 20006.

        THIS PROXY STATEMENT DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM OR FROM WHOM IT IS UNLAWFUL TO MAKE SUCH PROXY SOLICITATION IN THAT JURISDICTION. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT TO VOTE YOUR SHARES AT THE SPECIAL MEETING. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED                             , 2011. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, AND THE MAILING OF THIS PROXY STATEMENT TO STOCKHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY.

Annex A

        The merger agreement has been included to provide you with information regarding its terms. It is not intended to provide any other factual information about Caliper, PerkinElmer or Merger Sub. Such information can be found elsewhere in this proxy statement and in the public filings Caliper makes with the Securities and Exchange Commission, which are available without charge at http://www.sec.gov.

        The merger agreement contains representations and warranties Caliper, PerkinElmer and Merger Sub made to each other. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure schedules that Caliper, PerkinElmer and Merger Sub have exchanged in connection with signing the merger agreement. While none of Caliper, PerkinElmer or Merger Sub believes that the disclosure schedules contain information that the securities laws require to be publicly disclosed, the disclosure schedules do contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the attached merger agreement. Accordingly, you should not rely on the representations and warranties as characterizations of the actual state of facts, since they are modified by the underlying disclosure schedules. These disclosure schedules contain information that has been included in Caliper's prior public disclosures, as well as potential additional non-public information. Moreover, information concerning the subject matter of the representations and warranties may have changed since the date of the merger agreement, which subsequent information may or may not be fully reflected in Caliper's public disclosures.

AGREEMENT AND PLAN OF MERGER

by and among

PerkinElmer, Inc.,

PerkinElmer Hopkinton Co.

and

Caliper Life Sciences, Inc.

Dated as of September 7, 2011

A-i

A-ii

TABLE OF DEFINED TERMS

Acquisition Agreement	6.1(b)(ii)
Acquisition Proposal	6.1(g)
Adverse Recommendation Notice	6.1(b)
Affiliate	3.2(d)
Agreement	Introduction
Antitrust Laws	6.6(b)
Book Entry Shares	2.1(a)(iii)
Certificate of Merger	1.3
Certificate	2.1(a)(iii)
Change	3.1
Closing	1.2
Closing Date	1.2
Code	2.2(g)
Company	Introduction
Company Adverse Recommendation Change	8.1(c)(i)
Company Balance Sheet	3.5(b)
Company Board	3.4(a)
Company Capital Stock	2.2(c)
Company Common Stock	2.1(a)(ii)
Company Disclosure Schedule	Article III
Company Employee Plans	3.14(a)
Company Employees	6.10(a)
Company Intellectual Property	3.10(n)(i)
Company Leases	3.9(b)
Company Licensed Intellectual Property	3.10(n)(ii)
Company Material Adverse Effect	3.1
Company Material Contracts	3.11(a)
Company Meeting	3.4(d)
Company Owned Intellectual Property	3.10(n)(iii)
Company Permits	3.16
Company Preferred Stock	3.2(a)
Company Registrations	3.10(n)(iv)
Company Rights Agreement	3.21
Company SEC Documents	3.5(a)
Company Source Code	3.10(i)
Company Stockholder Approval	3.4(a)
Company Stockholder Agreement	Introduction
Company Stock Options	2.1(c)
Company Stock Plans	3.2(c)(i)
Company Stock Warrants	2.1(d)
Company Subleases	3.9(c)
Company Voting Proposal	3.4(a)
Confidentiality Agreement	5.2
Contamination	3.13(c)
Copyrights	3.10(n)(v)
Delaware Secretary of State	1.3
DGCL	Introduction
Dissenting Shares	2.1(b)
Documentation	3.10(n)(vi)

A-iii

DOL	3.17(b)
EAD	3.17(b)
Effective Time	1.3
Employee Benefit Plan	3.14(a)
Environmental Law	3.13(b)
ERISA	3.14(a)
ERISA Affiliate	3.14(a)
ESPPs	6.14
Exchange Act	3.4(c)
Financial Advisor	3.20
GAAP	3.5(b)
Governmental Entity	3.4(c)
Hazardous Substance	3.13(e)
HSR Act	3.4(c)
Indemnified Parties	6.9(a)
Insurance Policies	3.18
Intellectual Property	3.10(n)(vii)
Intellectual Property Registrations	3.10(n)(viii)
Intervening Event	6.1(b)
IRS	3.8(b)
Liens	3.4(b)
Mask Works	3.10(n)(ix)
Merger	Introduction
Merger Consideration	2.1(a)
Merger Sub	Introduction
New Medical Plan	6.10(b)
New Plans	6.10(b)
Notice Period	6.1(b)
Old Plans	6.10(b)
Open Source Material	3.10(n)(x)
Option Consideration	6.11(a)
Ordinary Course of Business	3.2(f)
Outside Date	8.1(b)(i)
Parent	Introduction
Patent Rights	3.10(n)(xi)
Paying Agent	2.2(a)
Payment Fund	2.2(a)
Proxy Statement	3.5(d)
Release	3.13(d)
Representatives	6.1(a)
Required Company Stockholder Vote	3.4(d)
RSU	2.1(c)
RSU Consideration	6.11(b)
Sarbanes Act	3.5(a)
SEC	3.4(c)
Securities Act	3.2(d)
Section 262	2.1(b)
Software	3.10(n)(xii)
Specified Time	6.1(a)
Subsidiary	3.3(a)
Superior Proposal	6.1(g)

A-iv

Surviving Corporation	1.1
Taxes	3.8(m)
Tax Returns	3.8(m)
USCIS	3.17(b)
Work Permits	3.17(b)

A-v

AGREEMENT AND PLAN OF MERGER

        THIS AGREEMENT AND PLAN OF MERGER (this "Agreement"), dated as of September 7, 2011, is among PerkinElmer, Inc., a Massachusetts corporation (the "Parent"), PerkinElmer Hopkinton Co., a Delaware corporation and a wholly owned subsidiary of the Parent (the "Merger Sub"), and Caliper Life Sciences, Inc., a Delaware corporation (the "Company").

        WHEREAS, the respective Boards of Directors of the Parent, the Merger Sub and the Company have determined that it would be advisable and in the best interests of their respective stockholders for the Parent to acquire the Company upon the terms and subject to the conditions set forth in this Agreement;

        WHEREAS, the acquisition of the Company shall be effected through a merger (the "Merger") of the Merger Sub with and into the Company in accordance with the terms of this Agreement and the General Corporation Law of the State of Delaware (the "DGCL"), as a result of which the Company shall become a wholly owned subsidiary of the Parent; and

        WHEREAS, concurrently with the execution and delivery of this Agreement and as a condition and inducement to the Parent's willingness to enter into this Agreement, the stockholders of the Company listed on Schedule A have entered into a voting agreement, dated as of the date of this Agreement, in the form attached hereto as Exhibit A (the "Company Stockholder Agreement"), pursuant to which such stockholders have, among other things, agreed to vote all of the shares of voting capital stock of the Company that such stockholders own in favor of the Company Voting Proposal (as defined below);

        NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein, the Parent, the Merger Sub and the Company agree as follows:

ARTICLE I

THE MERGER

        1.1    The Merger.     Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the DGCL, the Merger Sub shall merge with and into the Company at the Effective Time (as defined below). At the Effective Time, the separate corporate existence of the Merger Sub shall cease and the Company shall continue as the surviving corporation (the "Surviving Corporation") and shall succeed to and assume all the rights and obligations of the Merger Sub in accordance with the DGCL.

        1.2    Closing.     Upon the terms and subject to the conditions set forth in this Agreement, the closing of the Merger (the "Closing") shall take place at 9:00 a.m., eastern time, on the second business day after the satisfaction or (to the extent permitted by applicable law) waiver of the conditions set forth in Article VII (other than those that by their terms cannot be satisfied until the time of the Closing but subject to the fulfillment or waiver of such conditions), at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, MA 02109, or at such other time, date or place agreed to in writing by the Parent and the Company; provided that if all the conditions set forth in Article VII shall not have been satisfied or (to the extent permitted by applicable law) waived on such second business day, then the Closing shall take place on the first business day on which all such conditions shall have been satisfied or (to the extent permitted by applicable law) waived. The date on which the Closing occurs is referred to in this Agreement as the "Closing Date."

        1.3    Effective Time.     Upon the terms and subject to the conditions set forth in this Agreement, as soon as practicable on or after the Closing Date, a certificate of merger or other appropriate documents (in any such case, the "Certificate of Merger") shall be duly prepared, executed and acknowledged by the parties in accordance with the relevant provisions of the DGCL and filed with the Secretary of State of the State of Delaware (the "Delaware Secretary of State"). The Merger shall become effective upon the filing of the Certificate of Merger with the Delaware Secretary of State or at such subsequent time or date as the Parent and the Company shall agree and specify in the Certificate of Merger. The time at which the Merger becomes effective is referred to in this Agreement as the "Effective Time."

        1.4    Effects of the Merger.     The Merger shall have the effects set forth in Section 259 of the DGCL.

        1.5    Certificate of Incorporation and By-Laws.     The Certificate of Incorporation of the Company as in effect on the date of this Agreement shall, by virtue of the Merger, be amended at the Effective Time in its entirety to read as set forth in Exhibit B until thereafter amended as provided under the DGCL. The By-laws of the Merger Sub as in effect immediately prior to the Effective Time shall be the By-laws of the Surviving Corporation until thereafter amended as provided under the DGCL.

        1.6    Directors and Officers.     The directors of the Merger Sub immediately prior to the Effective Time will be the initial directors of the Surviving Corporation, and the officers of the Merger Sub immediately prior to the Effective Time will be the initial officers of the Surviving Corporation, in each case until their successors are elected and qualified. Prior to the Effective Time, the Company shall cause each member of the Company Board to execute and deliver a letter effectuating his or her resignation as a director of the Company (and, to the extent requested by the Parent, each of the Company's Subsidiaries) effective upon the Effective Time.

ARTICLE II

CONVERSION OF SECURITIES

        2.1    Effect of Merger of Capital Stock.

        (a)   At the Effective Time, by virtue of the Merger and without any action on the part of the holder of any shares of the capital stock of the Company or capital stock of the Merger Sub:

          (i)    each share of the Merger Sub's capital stock issued and outstanding immediately prior to the Effective Time shall be converted into and become one validly issued, fully paid and nonassessable share of the same class of capital stock of the Surviving Corporation;

          (ii)   each share of common stock, $0.001 par value per share, of the Company ("Company Common Stock") issued and outstanding immediately prior to the Effective Time that is owned by the Parent, the Merger Sub or the Company or any direct or indirect wholly owned subsidiary of the Parent, the Merger Sub or the Company, including all shares of Company Common Stock held by the Company as treasury stock, shall automatically be cancelled, and no payment shall be made with respect thereto; and

          (iii)  each share of Company Common Stock issued and outstanding immediately prior to the Effective Time (other than shares of Company Common Stock to be cancelled pursuant to clause (ii) above and any Dissenting Shares (as defined in Section 2.1(b) hereof)) shall be automatically cancelled and extinguished and be converted into and become the right to receive the Merger Consideration (as defined in this Section 2.1(a)). As of the Effective Time, all such shares of Company Common Stock shall no longer be outstanding and shall be automatically cancelled and shall cease to exist, and each holder of a certificate which immediately prior to the Effective Time represented any such shares of Company Common Stock (each, a "Certificate") and each holder of any such shares of Company Common Stock held in book entry form immediately prior to the Effective Time ("Book Entry Shares") shall cease to have any rights with respect thereto, except the right to receive the Merger Consideration pursuant to this

  Section 2.1(a)(iii) upon surrender of such Certificate or such Book Entry Shares in accordance with Section 2.2, without interest and subject to any applicable withholding rights in accordance with Section 2.2(g).

As used in this Agreement, the "Merger Consideration" shall mean $10.50.

        (b)   Notwithstanding anything in this Agreement to the contrary, shares (the "Dissenting Shares") of Company Common Stock that are issued and outstanding immediately prior to the Effective Time and that are held by any holder who is entitled to demand and properly demands appraisal of such shares pursuant to, and who complies in all respects with, the provisions of Section 262 of the DGCL ("Section 262") shall not be converted into the right to receive the Merger Consideration as provided in Section 2.1(a)(iii), but instead such holder shall be entitled to payment of the fair value of such Dissenting Shares in accordance with the provisions of Section 262. At the Effective Time, all Dissenting Shares shall no longer be outstanding and shall automatically be cancelled and shall cease to exist, and each holder of Dissenting Shares shall cease to have any rights with respect thereto, except the right to receive the fair value of such shares in accordance with the provisions of Section 262. Notwithstanding the foregoing, if any such holder shall fail to perfect or otherwise shall waive, withdraw or lose the right to appraisal under Section 262 or a court of competent jurisdiction shall determine that such holder is not entitled to the relief provided by Section 262, then the right of such holder to be paid the fair value of such holder's Dissenting Shares under Section 262 shall cease and such Dissenting Shares shall be deemed to have been converted at the Effective Time into, and shall have become, the right to receive the Merger Consideration as provided in Section 2.1(a)(iii), without interest. The Company shall give the Parent and the Merger Sub prompt notice of any demands for payment, or notices of intent to demand payment, received by the Company with respect to shares of Company Common Stock, and the Parent and the Merger Sub shall have the right to participate in and direct all negotiations and proceedings with respect to such demands. Prior to the Effective Time, the Company shall not, except with the prior written consent of the Parent and the Merger Sub, make any payment with respect to, or settle, or offer to settle, any such demands, or agree to do any of the foregoing.

        (c)   In connection with the Merger, each outstanding option to purchase Company Common Stock ("Company Stock Options") and each restricted stock unit ("RSU") shall be treated in the manner set forth in Section 6.11.

        (d)   In connection with the Merger, each outstanding warrant to purchase Company Common Stock ("Company Stock Warrants") shall be treated in the manner set forth in Section 6.12.

        2.2    Exchange of Certificates.     The procedures for exchanging outstanding shares of Company Common Stock for the Merger Consideration pursuant to the Merger are as follows:

        (a)    Paying Agent.     Prior to the Effective Time, the Parent shall select a bank or trust company reasonably acceptable to the Company to act as agent (the "Paying Agent") for the payment after the Effective Time of the Merger Consideration upon surrender of Certificates or Book Entry Shares. From time to time after the Effective Time, the Parent shall provide, or cause the Surviving Corporation to provide, to the Paying Agent, on a timely basis as and when needed, cash necessary for payment of the Merger Consideration pursuant to Section 2.1(a)(iii) upon surrender of Certificates and Book Entry Shares (such cash being hereinafter referred to as the "Payment Fund").

        (b)    Exchange Procedures.     Parent shall use commercially reasonable efforts to cause the Paying Agent to mail to each holder of record of a Certificate or of Book Entry Shares, within five business days of the Effective Time, (i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to a Certificate shall pass, only upon delivery of the Certificate to the Paying Agent and, in the case of Book Entry Shares, delivery shall be effected and risk of loss and title shall pass only upon adherence to the procedures set forth in the letter of transmittal, and which letter of transmittal shall be in such form and have such other provisions as the Parent may reasonably specify) and (ii) instructions for use in effecting the surrender of Certificates and Book Entry Shares in exchange for the Merger Consideration. Surrender of any Book Entry Shares shall be effected in accordance with the Paying Agent's customary procedures with respect to securities represented by book entry. Upon surrender of a Certificate or Book Entry Shares for cancellation to the Paying Agent or to such other agent or agents as may be appointed by the Parent, together with such letter of transmittal, duly completed and properly executed, and such other documents as may reasonably be required by the Paying Agent, the holder of such Certificate or Book Entry Shares shall be entitled to receive in exchange therefor an amount of cash equal to the Merger Consideration that such holder has the right to receive pursuant to Section 2.1(a)(iii), and the Certificate or Book Entry Shares so surrendered shall forthwith be cancelled. In the event of a transfer of ownership of Company Common Stock that is not registered in the stock transfer records of the Company, payment may be made to a person other than the person in whose name the Certificate or Book Entry Shares so surrendered is or are registered if, in the case of a Certificate, such Certificate shall be properly endorsed or otherwise be in proper form for transfer, or, in the case of Book Entry Shares, the person in whose name such Book Entry Shares are registered shall have delivered to the Paying Agent instruments of transfer in such form as the Paying Agent may require in accordance with its customary procedures for the transfer for securities represented by book entry, and, in each case, the person requesting such payment shall pay any transfer or other taxes required by reason of the payment to a person other than the registered holder of such Certificate or Book Entry Shares or establish to the satisfaction of the Parent that such tax has been paid or is not applicable. Until surrendered as contemplated by this Section 2.2, each Certificate and all Book Entry Shares shall be deemed at any time after the Effective Time to represent only the right to receive upon such surrender the amount of cash, without interest, into which the shares of Company Common Stock formerly represented by such Certificate or Book Entry Shares have been converted pursuant to Section 2.1(a)(iii). No interest shall be paid or shall accrue on the cash payable upon surrender of any Certificate or Book Entry Shares.

        (c)    No Further Ownership Rights in Company Common Stock.     The Merger Consideration paid upon the surrender of a Certificate or Book Entry Shares in accordance with the terms of this Article II shall be deemed to have been paid in full satisfaction of all rights pertaining to the shares of the capital stock of the Company (the "Company Capital Stock") formerly represented by such Certificate or Book Entry Shares. Upon the Effective Time, the stock transfer books of the Company shall be closed, and there shall be no further registration of transfers on the stock transfer books of the Surviving Corporation of shares of Company Capital Stock that were outstanding immediately prior to the Effective Time. If, after the Effective Time, any Certificates or Book Entry Shares are presented to the Surviving Corporation or the Paying Agent for any reason, they shall be cancelled and exchanged as provided in this Article II.

        (d)    Termination of Payment Fund.     Any portion of the Payment Fund that remains undistributed to the holders of Certificates and Book Entry Shares for six months after the Effective Time shall be delivered by the Paying Agent to the Parent, upon demand, and any holder of a Certificate or Book Entry Shares who has not theretofore complied with this Article II shall thereafter look only to the Parent for payment of the Merger Consideration, but shall have no greater rights against the Parent than may be accorded to general unsecured creditors of the Parent under applicable law.

        (e)    No Liability.     None of the Parent, the Merger Sub, the Company, the Surviving Corporation or the Paying Agent shall be liable to any person in respect of any cash from the Payment Fund delivered to a public official pursuant to any applicable abandoned property, escheat or similar law. If any Certificate or any Book Entry Shares have not been surrendered prior to two years after the Effective Time (or immediately prior to such earlier date on which the Merger Consideration in respect of such Certificate or Book Entry Shares would otherwise escheat to or become the property of any Governmental Entity (as defined in Section 3.4)), any such cash in respect of such Certificate or Book

Entry Shares shall, to the extent permitted by applicable law, become the property of the Surviving Corporation, free and clear of all claims or interest of any person previously entitled thereto.

        (f)    Investments of Payment Fund.     The Paying Agent shall invest any cash included in the Payment Fund in (i) direct obligations of the United States of America, (ii) obligations for which the full faith and credit of the United States of America is pledged to provide for payment of all principal and interest, (iii) commercial paper obligations receiving the highest rating from either Moody's Investor Services, Inc. or Standard & Poor's, a division of The McGraw Hill Companies, or (iv) money market funds investing solely in a combination of the foregoing, or a combination thereof, as directed by and for the benefit of the Parent; provided, however, that no gain or loss thereon shall affect the amounts payable hereunder and the Parent shall use its reasonable best efforts to cause the Payment Fund to include at all times cash necessary for payment of the Merger Consideration pursuant to Section 2.1(a)(iii) upon surrender of Certificates or Book Entry Shares. Any interest and other income resulting from such investments shall be paid to and be the property of the Parent.

        (g)    Withholding Rights.     The Parent, the Surviving Corporation and the Paying Agent shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement such amounts as any of them reasonably determines are required to be deducted and withheld by any of them with respect to the making of such payment under the Internal Revenue Code of 1986, as amended (the "Code"), or any other applicable law. To the extent that amounts are so withheld and paid over to the appropriate taxing authority by the Parent, the Surviving Corporation or the Paying Agent, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of the shares of Company Common Stock in respect of which such deduction and withholding was made by the Parent, the Surviving Corporation or the Paying Agent.

        2.3    Lost Certificates.     If any Certificate shall have been lost, stolen or destroyed, the Paying Agent shall pay to such holder the Merger Consideration required pursuant to Section 2.1(a)(iii), in exchange for such lost, stolen or destroyed Certificate, upon the making of an affidavit of that fact by the holder thereof with such assurances as the Parent or Paying Agent, in its discretion and as a condition precedent to the payment of the Merger Consideration, may require of the holder of such lost, stolen or destroyed Certificate.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

        The Company represents and warrants to the Parent and the Merger Sub that the statements contained in this Article III are true and correct, except as set forth herein or in the disclosure schedule delivered by the Company to the Parent on or before the date of this Agreement (the "Company Disclosure Schedule"). The Company Disclosure Schedule shall be arranged in paragraphs corresponding to the numbered and lettered paragraphs contained in this Article III and the disclosure in any paragraph shall qualify (1) the corresponding paragraphs in this Article III and (2) the other paragraphs in this Article III only to the extent that it is readily apparent from a reading of such disclosure that it also qualifies or applies to such other paragraphs.

        3.1    Organization, Standing and Power.     The Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, has all requisite corporate power and authority to own, lease and operate its properties and assets and to carry on its business as now being conducted and as proposed to be conducted by the Company as of the date of this Agreement, and is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction listed in Section 3.1 of the Company Disclosure Schedule, which jurisdictions constitute the only jurisdictions in which the character of the properties it owns, operates or leases or the nature of its activities makes such qualification necessary, except for such failures to be so organized, qualified or in good standing that, individually or in the aggregate, have not had, and would not reasonably be expected to result in, a Company Material Adverse Effect. For purposes of this Agreement, the term "Company Material Adverse Effect" means any change, event, circumstance, development or effect (each, a "Change") that, individually or in the aggregate with all other Changes occurring or existing prior to the determination of a Company Material Adverse Effect, has a material adverse effect on (i) the business, assets, liabilities, capitalization, financial condition, or results of operations of the Company and its Subsidiaries, taken as a whole, or (ii) the ability of the Company to consummate the Merger and the other transactions contemplated by this Agreement; provided that, solely for purposes of clause (i) above, none of the following, and no effect arising out of or resulting from the following, in each case to the extent arising after the date of this Agreement, shall constitute (in and of itself) a Company Material Adverse Effect or be taken into account in determining whether a "Company Material Adverse Effect" has occurred or may, would or could occur (except, in the cases of clauses (x) and (y)(A), (C) and (D), where the Company and its Subsidiaries, taken as a whole, are disproportionately affected relative to other comparable Persons operating in the industries in which the Company and its Subsidiaries operate): (x) any Change generally affecting (A) the principal industries in which the Company and its Subsidiaries primarily operate or (B) the economy, credit or financial or capital markets in the United States or elsewhere in the world, including changes in interest or currency exchange rates, or (y) any Change arising out of, resulting from or attributable to (A) changes or prospective changes in Law, in applicable regulations of any Governmental Entity, in generally accepted accounting principles or in accounting standards, or any changes or prospective changes in the interpretation or enforcement of any of the foregoing, (B) the announcement or pendency of this Agreement and/or the Merger, (C) acts of war (whether or not declared), sabotage or terrorism, or any escalation or worsening of any such acts of war (whether or not declared), sabotage or terrorism, (D) pandemics, earthquakes, hurricanes, tornados or other natural disasters, (E) any decline in the market price, or change in trading volume, of any capital stock of the Company (it being understood, in each case, that the facts or occurrences giving rise or contributing to such decline or change may be deemed to constitute, or be taken into account in determining whether there has been, or would reasonably be expected to be, a Company Material Adverse Effect), or (F) the failure of the Company to meet internal or analysts' expectations or projections for any period ending on or after the date of this Agreement, in and of itself (it being understood that the facts or occurrences giving rise or contributing to such failure may be deemed to constitute, or be taken into account in determining whether there has been, or would reasonably be expected to be, a Company Material Adverse Effect). For the avoidance of doubt, the parties agree that the terms "material", "materially" or "materiality" as used in this Agreement with an initial lower case "m" shall have their respective customary and ordinary meanings, without regard to the meanings ascribed to Company Material Adverse Effect in the prior sentence of this paragraph. The Company has delivered to the Parent complete and accurate copies of the Certificate of Incorporation and By-laws of the Company.

        3.2    Capitalization.

        (a)   The authorized capital stock of the Company as of the date of this Agreement consists of 100,000,000 shares of Company Common Stock and 5,000,000 shares of preferred stock, $0.001 par value per share ("Company Preferred Stock"). The rights and privileges of each class of the Company's capital stock are as set forth in the Company's Certificate of Incorporation. As of September 7, 2011, (i) 54,519,787 shares of Company Common Stock were issued and outstanding, (ii) no shares of Company Common Stock were held in the treasury of the Company or by Subsidiaries of the Company, and (iii) no shares of Company Preferred Stock were designated, issued or outstanding.

        (b)   Section 3.2(b) of the Company Disclosure Schedule lists all issued and outstanding shares of Company Common Stock that constitute restricted stock or that are otherwise subject to a repurchase or redemption right or right of first refusal in favor of the Company, indicating the name of the applicable stockholder, the vesting schedule for any such shares, including the extent to which any such repurchase or redemption right or right of first refusal has lapsed as of the date of this Agreement, whether (and to what extent) the vesting will be accelerated in any way by the Merger or the other transactions contemplated by this Agreement or by termination of employment or change in position following consummation of the Merger, and whether such holder has the sole power to vote and dispose of such shares.

        (c)   Section 3.2(c) of the Company Disclosure Schedule sets forth a complete and accurate list, as of the date of this Agreement, of:

          (i)    all stock option plans or other equity-related plans of the Company (the "Company Stock Plans"), indicating for each Company Stock Plan, as of such date, the number of shares of Company Common Stock issued under such Plan, the number of shares of Company Common Stock subject to outstanding options under such Plan, the number of shares of Company Common Stock reserved for issuance upon settlement of restricted stock units and the number of shares of Company Common Stock reserved for future issuance under such Plan. The Company has made available to the Parent complete and accurate copies of all Company Stock Plans;

          (ii)   all outstanding Company Stock Options, indicating with respect to each such Company Stock Option the name of the holder thereof, the Company Stock Plan under which it was granted, the number of shares of Company Common Stock subject to such Company Stock Option, the exercise price, the date of grant, and the vesting schedule. The Company has made available to the Parent complete and accurate copies of all forms of stock option agreements evidencing Company Stock Options;

          (iii)  all outstanding RSUs, indicating with respect to each such RSU the name of the holder thereof, the Company Stock Plan under which it was granted, the number of shares of Company Common Stock subject to such RSU, the date of grant, and the vesting schedule. The Company has made available to the Parent complete and accurate copies of forms of restricted stock unit award agreements evidencing RSUs; and

          (iv)  all outstanding Company Stock Warrants, indicating with respect to each such Company Stock Warrant the name of the holder thereof, the number of shares of Company Common Stock subject to such Company Stock Warrant, the exercise price, the date of issuance and the vesting schedule (if any). The Company has made available to the Parent a complete and accurate list of all holders of Company Stock Warrants and forms of the Company Stock Warrants.

        (d)   Except (i) as set forth in this Section 3.2 and (ii) as reserved for future grants under Company Stock Plans (A) there are no equity securities of any class of the Company, or any security exchangeable into or exercisable for such equity securities, issued, reserved for issuance or outstanding and (B) there are no options, warrants, equity securities, calls, rights, commitments or agreements of any character to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound obligating the Company or any of its Subsidiaries to issue, exchange, transfer, deliver or sell, or cause to be issued, exchanged, transferred, delivered or sold, additional shares of capital stock or other equity interests of the Company or any security or rights convertible into or exchangeable or exercisable for any such shares or other equity interests, or obligating the Company or any of its Subsidiaries to grant, extend, accelerate the vesting of, otherwise modify or amend or enter into any such option, warrant, equity security, call, right, commitment or agreement. The Company does not have any outstanding stock appreciation rights, phantom stock, performance based rights or similar rights or obligations. Other than the Company Stockholder Agreement, none of the Company, any of its Subsidiaries, directors or officers nor, to the knowledge of the Company, any of its other Affiliates is a party to or is bound by any agreements with respect to the voting (including voting trusts and proxies) or sale or transfer (including agreements imposing transfer restrictions) of any shares of capital stock or other equity interests of the Company. For purposes of this Agreement, the term "Affiliate" when used with respect to any party shall mean any person who is an "affiliate" of that party within the meaning of Rule 405 promulgated under the Securities Act of 1933, as amended

(the "Securities Act"). Except as set forth in Section 3.2(d) of the Company Disclosure Schedule, there are no registration rights, and there is no rights agreement, "poison pill" anti-takeover plan or other similar agreement to which the Company or any of its Subsidiaries is a party or by which it or they are bound, with respect to any equity security of any class of the Company.

        (e)   All outstanding shares of Company Common Stock are, and all shares of Company Common Stock subject to issuance as specified in Sections 3.2(c) above, upon issuance on the terms and conditions specified in the instruments pursuant to which they are issuable, will be, duly authorized, validly issued, fully paid and nonassessable and not subject to or issued in violation of any purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right under any provision of the DGCL, the Company's Certificate of Incorporation or By-laws or any agreement to which the Company is a party or is otherwise bound.

        (f)    There are no obligations, contingent or otherwise, of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any shares of Company Common Stock or the capital stock of the Company or any of its Subsidiaries or to provide funds to or make any investment (in the form of a loan, capital contribution or otherwise) in the Company or any Subsidiary of the Company or any other entity, other than guarantees of bank obligations of Subsidiaries of the Company entered into in the ordinary course of business consistent with past practice (the "Ordinary Course of Business") and listed in Section 3.2(f) of the Company Disclosure Schedule.

        (g)   No consent of the holders of Company Stock Options or RSUs is required in connection with the actions contemplated by Sections 2.1(c) and 6.11.

        3.3    Subsidiaries.

        (a)   Section 3.3 of the Company Disclosure Schedule sets forth, for each Subsidiary of the Company: (i) its name; (ii) the number and type of outstanding equity securities and a list of the holders thereof; and (iii) the jurisdiction of organization. For purposes of this Agreement, the term "Subsidiary" means, with respect to any party, any corporation, partnership, trust, limited liability company or other non-corporate business enterprise in which such party (or another Subsidiary of such party) holds stock or other ownership interests representing (A) more that 50% of the voting power of all outstanding stock or ownership interests of such entity, (B) the right to receive more than 50% of the net assets of such entity available for distribution to the holders of outstanding stock or ownership interests upon a liquidation or dissolution of such entity or (C) the right to elect a majority or more of the board of directors (or similar governing body) of such entity.

        (b)   Each Subsidiary of the Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, has all requisite corporate power and authority to own, lease and operate its properties and assets and to carry on its business as now being conducted and as proposed to be conducted by the Company as of the date of this Agreement, and is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction where the character of its properties owned, operated or leased or the nature of its activities makes such qualification necessary, except for such failures to be so organized, qualified or in good standing that, individually or in the aggregate, have not had, and would not reasonably be expected to result in, a Company Material Adverse Effect. All of the outstanding shares of capital stock and other equity securities or interests of each Subsidiary of the Company are duly authorized, validly issued, fully paid, nonassessable and free of preemptive rights and all such shares (other than directors' qualifying shares in the case of non-U.S. Subsidiaries, all of which the Company has the power to cause to be transferred for no or nominal consideration to the Company or the Company's designee) are owned, of record and beneficially, by the Company or another of its Subsidiaries free and clear of all security interests, liens, claims, pledges, agreements, limitations in the Company's voting rights, charges or other encumbrances of any nature. There are no outstanding or authorized options, warrants, rights, agreements or commitments to which the Company or any of its Subsidiaries is a party or which are binding on any of them providing for the issuance, disposition or acquisition of any capital stock of any Subsidiary of the Company. There are no outstanding stock appreciation, phantom stock or similar rights with respect to any Subsidiary of the Company. There are no voting trusts, proxies or other agreements or understandings with respect to the voting of any capital stock of any Subsidiary of the Company.

        (c)   The Company has made available to the Parent complete and accurate copies of the charter, by-laws or other organizational documents of each Subsidiary of the Company.

        (d)   The Company does not control directly or indirectly or have any direct or indirect equity participation or similar interest in any corporation, partnership, limited liability company, joint venture, trust or other business association or entity which is not a Subsidiary of the Company.

        3.4    Authority; No Conflict; Required Filings and Consents.

        (a)   The Company has all requisite corporate power and authority to enter into this Agreement, perform its obligations hereunder and, subject only to the adoption of this Agreement (the "Company Voting Proposal") by the Company's stockholders under the DGCL (the "Company Stockholder Approval"), consummate the Merger and the other transactions contemplated by this Agreement. Without limiting the generality of the foregoing, the board of directors of the Company (the "Company Board"), at a meeting duly called and held, by the unanimous vote of all directors (i) determined that the Merger and this Agreement are fair to and in the best interests of the Company and its stockholders, (ii) approved the Merger and this Agreement and declared their advisability in accordance with the provisions of the DGCL, (iii) directed that this Agreement and the Merger be submitted to the stockholders of the Company for their adoption and approval and resolved to recommend that the stockholders of the Company vote in favor of the adoption of this Agreement and the approval of the Merger, and (iv) to the extent necessary, adopted resolutions having the effect of causing the Company not to be subject to any state takeover law or similar law that might otherwise apply to this Agreement, the Company Stockholder Agreement, the Merger or any other transactions contemplated by this Agreement or the Company Stockholder Agreement, in each case which resolutions, except after the date hereof to the extent expressly permitted by Section 6.1(b), have not been rescinded, modified or withdrawn in any way. The execution and delivery of this Agreement and the consummation of the Merger and the other transactions contemplated by this Agreement by the Company have been duly authorized by all necessary corporate action on the part of the Company, subject only to the required receipt of the Company Stockholder Approval. This Agreement has been duly executed and delivered by the Company and constitutes the valid and binding obligation of the Company, enforceable in accordance with its terms.

        (b)   The execution and delivery of this Agreement by the Company do not, and the consummation by the Company of the Merger and the other transactions contemplated by this Agreement shall not, (i) conflict with, or result in any violation or breach of, any provision of the Certificate of Incorporation or By-laws of the Company or of the charter, by-laws, or other organizational document of any Subsidiary of the Company, (ii) conflict with, or result in any violation or breach of, or constitute (with or without notice or lapse of time, or both) a default (or give rise to a right of termination, cancellation or acceleration of any obligation or loss of any material benefit) under, require a consent or waiver under, constitute a change in control under, require the payment of a penalty under or result in the imposition of any mortgage, security interest, pledge, lien, charge or encumbrance of any nature, whether arising by contract or by operation of law ("Liens"), on the Company's or any of its Subsidiary's assets under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, contract or other agreement, instrument or obligation to which the Company or any of its Subsidiaries is a party or by which any of them or any of their properties or assets may be bound, or (iii) subject to obtaining the Company Stockholder Approval and subject to the consents, approvals and authorizations specified in clauses (i) through (v) of Section 3.4(c) having been obtained prior to the Effective Time and all filings and notifications described in Section 3.4(c) having been made and the waiting period (and any extension thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), and any other applicable foreign antitrust or competition laws having terminated or expired prior to Effective Time, conflict with or violate any permit, concession, franchise, license, judgment, injunction, order, decree, statute, law, ordinance, rule or regulation applicable to the Company or any of its Subsidiaries or any of its or their properties or assets, except in the case of clauses (ii) and (iii) of this Section 3.4(b) for any such conflicts, violations, breaches, rights of termination, Liens, penalties, defaults, terminations, cancellations, accelerations or losses that, individually or in the aggregate, have not had, and would not reasonably be expected to result in, a Company Material Adverse Effect. Section 3.4(b) of the Company Disclosure Schedule lists all consents, waivers and approvals under any of the Company's or any of its Subsidiaries' agreements, licenses or leases required to be obtained in connection with the consummation of the transactions contemplated hereby.

        (c)   No consent, approval, license, permit, order or authorization of, or registration, declaration, notice or filing with, any court, arbitrational tribunal, administrative agency or commission or other governmental or regulatory authority, agency or instrumentality or any stock market or stock exchange on which shares of Company Common Stock are listed for trading (a "Governmental Entity") is required by or with respect to the Company or any of its Subsidiaries in connection with the execution and delivery of this Agreement by the Company or the consummation by the Company of the Merger and the other transactions contemplated by this Agreement, except for (i) the pre-merger notification requirements under the HSR Act and any other applicable foreign antitrust or competition laws, (ii) the filing of the Certificate of Merger with the Delaware Secretary of State and appropriate corresponding documents with the appropriate authorities of other states in which the Company is qualified as a foreign corporation to transact business, (iii) the filing of the Proxy Statement with the Securities and Exchange Commission (the "SEC") in accordance with the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (iv) the filing of such reports, schedules or materials under Section 13 of or Rule 14a-12 under the Exchange Act as may be required in connection with this Agreement and the transactions contemplated hereby, (v) such consents, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable state securities laws, and the rules and regulations of the Nasdaq Stock Market, and (vi) such other consents, approvals, licenses, permits, orders, authorizations, registrations, declarations, notices and filings which, if not obtained or made, would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect.

        (d)   The affirmative vote for adoption of the Company Voting Proposal by the holders of at least a majority of the outstanding shares of Company Common Stock on the record date for the meeting of the Company's stockholders (the "Company Meeting") to consider the Company Voting Proposal (the "Required Company Stockholder Vote") is the only vote of the holders of any class or series of the Company's capital stock or other securities necessary for the adoption of this Agreement and for the consummation by the Company of the Merger and the other transactions contemplated by this Agreement. There are no bonds, debentures, notes or other indebtedness of the Company having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which stockholders of the Company may vote.

        3.5    SEC Filings; Financial Statements; Information Provided.

        (a)   The Company has filed all registration statements, forms, reports, certifications and other documents required to be filed by the Company with the SEC since January 1, 2008, and has made available to the Parent copies of all registration statements, forms, reports, certifications and other documents filed by the Company with the SEC since January 1, 2008, including all certifications and statements required by (i) Rule 13a-14 or 15d-14 of the Exchange Act or (ii) 18 U.S. C. §1350 (Section 906 of the Sarbanes-Oxley Act of 2002 (the "Sarbanes Act")). For purposes only of the first sentence of this Section 3.5(a), the phrase "made available to the Parent" shall be deemed to include

Company filings and documents that are publicly available on the SEC's EDGAR system. All such registration statements, forms, reports, certifications and other documents (including those that the Company may file after the date hereof until the Closing) are referred to herein as the "Company SEC Documents." All of the Company SEC Documents are publicly available on the SEC's EDGAR system. The Company has made available to the Parent copies of all comment letters received by the Company from the staff of the SEC since January 1, 2008 and all responses to such comment letters by or on behalf of the Company. The Company SEC Documents (x) were or will be filed on a timely basis, (y) at the time filed, or as of the date of such last amendment thereof, if any such Company SEC Document filed prior to the date hereof was amended after the filing and prior to the date of this Agreement, were or will be prepared in compliance in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such Company SEC Documents, and (z) did not or will not at the time they were or are filed, or as of the date of such last amendment thereof, if any such Company SEC Document filed prior to the date hereof was amended after the filing and prior to the date of this Agreement, contain any untrue statement of a material fact or omit to state a material fact required to be stated in such Company SEC Documents or necessary in order to make the statements in such Company SEC Documents, in the light of the circumstances under which they were made, not misleading. No Subsidiary of the Company is subject to the reporting requirements of Section 13 or Section 15(d) of the Exchange Act. As used in this Section 3.5, the term "file" shall be broadly construed to include any manner in which a document or information is furnished, supplied or otherwise made available to the SEC.

        (b)   Each of the consolidated financial statements (including, in each case, any related notes and schedules) contained or to be contained in the Company SEC Documents at the time filed (i) complied or will comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto (including Regulation S-X), (ii) were or will be prepared in accordance with United States generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved and at the dates involved (except as may be indicated in the notes to such financial statements or, in the case of unaudited statements, as permitted by the SEC on Form 10-Q under the Exchange Act), and (iii) fairly presented or will fairly present the consolidated financial position of the Company and its Subsidiaries as of the dates thereof and the consolidated results of its operations and cash flows for the periods indicated, consistent with the books and records of the Company and its Subsidiaries, except that the unaudited interim financial statements were or are subject to normal and recurring year-end adjustments which were not or will not be material in amount or effect. The consolidated, unaudited balance sheet of the Company as of June 30, 2011 is referred to herein as the "Company Balance Sheet."

        (c)   To the knowledge of the Company, the Company's current auditor is and has been at all times since its engagement by the Company (x) "independent" with respect to the Company within the meaning of Regulation S-X and (y) in compliance with subsections (g) through (l) of Section 10A of the Exchange Act (to the extent applicable) and the related rules of the SEC and the Public Company Accounting Oversight Board.

        (d)   The proxy statement to be sent to the stockholders of the Company with respect to the Company Meeting (including the information included in or incorporated by reference therein) (the "Proxy Statement") shall not, on the date the Proxy Statement is first mailed to stockholders of the Company, at the time of the Company Meeting or at the Effective Time, contain any statement which, at such time and in light of the circumstances under which it shall be made, is false or misleading with respect to any material fact, or omit to state any material fact necessary in order to make the statements made in the Proxy Statement not false or misleading in light of the circumstances under which they were or shall be made; or omit to state any material fact necessary to correct any statement in any earlier communication with respect to the solicitation of proxies for the Company Meeting which has become false or misleading, provided that the Company makes no representation with respect to any information supplied in writing by or on behalf of the Parent specifically for inclusion in the Proxy Statement. If at any time prior to the Company Meeting any fact or event relating to the Company or any of its Affiliates which should be set forth in a supplement to the Proxy Statement should be discovered by the Company or should occur, the Company shall, promptly after becoming aware thereof, inform the Parent of such fact or event.

        3.6    No Undisclosed Liabilities.     Neither the Company nor any of its Subsidiaries has any material obligations or liabilities (whether or not accrued, contingent or otherwise, and whether or not required to be reflected in financial statements in accordance with GAAP), except for: (i) liabilities disclosed in the financial statements contained in the Company SEC Documents filed with the SEC on the SEC's EDGAR system at least three business days prior to the date hereof; (ii) liabilities incurred in the Ordinary Course of Business since the date of the Company Balance Sheet; (iii) liabilities (other than any liabilities for breach) pursuant to agreements (A) required to be disclosed in the Company Disclosure Schedule and so disclosed or (B) not required to be disclosed in the Company Disclosure Schedule; (iv) investment banking, accounting and legal fees incurred by the Company in connection with the negotiation, execution and delivery of this Agreement; and (v) liabilities set forth in Section 3.6 of the Company Disclosure Schedule.

        3.7    Absence of Certain Changes or Events.     Since the date of the Company Balance Sheet, (i) the Company and its Subsidiaries have conducted their respective businesses only in the Ordinary Course of Business and (ii) there has not been any Change that, individually or in the aggregate, has had, or would reasonably be expected to result in, a Company Material Adverse Effect. Between the date of the Company Balance Sheet and up to and including the date of this Agreement, there has not been any action or event that would have required the consent of the Parent pursuant to Section 5.1 of this Agreement had such action or event occurred after the date of this Agreement, other than such actions or events set forth in Sections 5.1(b), (j), (l), (m), (n), (o), (p) or (r).

        3.8    Taxes.

        (a)   Except as set forth in Section 3.8(a) of the Company Disclosure Schedule, each of the Company and its Subsidiaries has properly filed on a timely basis all material Tax Returns that it was required to file, and all such Tax Returns were true, correct and complete in all material respects, except where the failure to file such Tax Returns, or any inaccuracies therein, have not had, and would not reasonably be expected to result in, a material liability to the Company or any of its Subsidiaries. Each of the Company and its Subsidiaries has paid on a timely basis all Taxes that were due and payable. The unpaid Taxes of the Company and each of its Subsidiaries through the date of the Company Balance Sheet do not exceed the accruals and reserves for Taxes (excluding accruals and reserves for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the Company Balance Sheet and all unpaid Taxes of the Company and each of its Subsidiaries for all Tax periods commencing after the date of the Company Balance Sheet arose in the Ordinary Course of Business and are of a type and amount commensurate with Taxes attributable to prior similar periods. Neither the Company nor any of its Subsidiaries (i) has any actual or potential liability under Treasury Regulations Section 1.1502-6 (or any comparable or similar provision of federal, state, local or foreign law), as a transferee or successor, pursuant to any contractual obligation, or otherwise for any Taxes of any person other than the Company or any of its Subsidiaries, or (ii) is a party to or bound by any Tax indemnity, Tax sharing, Tax allocation or similar agreement. All material Taxes that the Company or any of its Subsidiaries was required by law to withhold or collect have been duly withheld or collected and, to the extent required, have been properly paid to the appropriate Governmental Entity.

        (b)   The Company has delivered or made available to the Parent (i) complete and correct copies of federal and state (with respect to Massachusetts, California, New Jersey and Maryland) income Tax Returns and other Tax Returns of the Company and each of its Subsidiaries where the Company or any of its Subsidiaries would reasonably be expected to have any material Tax liabilities, in each case for the tax years 2009, 2008 and 2007, and (ii) complete and correct copies of all private letter rulings, revenue agent reports, information document requests, notices of proposed deficiencies, deficiency notices, protests, petitions, closing agreements, settlement agreements, pending ruling requests and any similar documents submitted by, received by, or agreed to by or on behalf of the Company or any of its Subsidiaries relating to material Taxes imposed by Governmental Entities for all taxable periods beginning on or after January 1, 2007. No examination or audit of any Tax Return of the Company or any of its Subsidiaries by any Governmental Entity is currently in progress or, to the knowledge of the Company or any of its Subsidiaries, threatened or contemplated. Neither the Company nor any of its Subsidiaries has been informed by any jurisdiction that the jurisdiction believes that the Company or any of its Subsidiaries was required to file any Tax Return that was not filed. Neither the Company nor any of its Subsidiaries has (i) waived any statute of limitations with respect to Taxes or has in effect any agreement to extend the period for assessment or collection of any Taxes, (ii) requested any extension of time within which to file any Tax Return, which Tax Return has not yet been filed, or (iii) executed or filed any power of attorney with any taxing authority which power of attorney remains in effect.

        (c)   There are no liens or other encumbrances with respect to Taxes upon any of the assets or properties of the Company or any of its Subsidiaries, other than with respect to Taxes not yet due and payable or being contested in good faith.

        (d)   Except as set forth in Section 3.8(d) of the Company Disclosure Schedule, neither the Company nor any of its Subsidiaries has made any payment, is obligated to make any payment, or is a party to any agreement that could obligate it to make any payment related to or that may be treated as an "excess parachute payment" under Section 280G of the Code (without regard to Sections 280G(b)(4) and 280G(b)(5) of the Code).

        (e)   There are no adjustments under Section 481 of the Code (or any similar adjustments under any provision of the Code or the corresponding foreign, state or local Tax laws) that are required to be taken into account by the Company or any of its Subsidiaries in any period ending after the Closing Date by reason of a change in method of accounting in any taxable period ending on or before the Closing Date or as a result of the consummation of the Merger and the other transactions contemplated by this Agreement.

        (f)    Except as set forth in Section 3.8(f) of the Company Disclosure Schedule, to the knowledge of the Company, there is no limitation on the utilization by either the Company or any of its Subsidiaries of its net operating losses, built-in losses, Tax credits, or similar items under Sections 382, 383, or 384 of the Code or comparable provisions of foreign state or local law (other than any such limitation arising as a result of the consummation of the Merger and the other transactions contemplated by this Agreement).

        (g)   Neither the Company nor any of its Subsidiaries has been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code during the applicable period specified in Section 897(c)(l)(A)(ii) of the Code.

        (h)   Neither the Company nor any of its Subsidiaries has distributed to its stockholders or security holders stock or securities of a controlled corporation, nor has stock or securities of the Company or any of its Subsidiaries been distributed, in a transaction to which Section 355 of the Code applies (i) in the two years prior to the date of this Agreement or (ii) in a distribution that could otherwise constitute part of a "plan" or "series of related transactions" (within the meaning of Section 355(e) of the Code) that includes the Merger or any of the other transactions contemplated by this Agreement.

        (i)    Section 3.8(i) of the Company Disclosure Schedule sets forth each jurisdiction (other than United States federal) in which the Company or any of its Subsidiaries files, is required to file or has been required to file a Tax Return or is or has been liable for any Taxes on a "nexus" basis.

        (j)    Neither the Company nor any of its Subsidiaries is or has been a passive foreign investment company within the meaning of Sections 1291 through 1297 of the Code.

        (k)   Neither the Company nor any of its Subsidiaries has incurred (or been allocated) an "overall foreign loss" as defined in Section 904(f)(2) of the Code which has not been previously recaptured in full as provided in Sections 904(f)(1) and/or 904(f)(3) of the Code.

        (l)    Neither the Company nor any of its Subsidiaries is a party to a gain recognition agreement under Section 367 of the Code.

        (m)  As used in this Agreement:

          (i)    "Taxes" shall mean any and all taxes, charges, fees, levies or other similar assessments or liabilities in the nature of a tax, including income, gross receipts, ad valorem, premium, value-added, net worth, capital stock, capital gains, documentary, recapture, alternative or add-on minimum, disability, estimated, registration, recording, excise, real property, personal property, sales, use, license, lease, service, service use, transfer, withholding, employment, unemployment, insurance, social security, business license, business organization, environmental, workers compensation, payroll, profits, severance, stamp, occupation, windfall profits, customs, duties, franchise and other taxes of any kind whatsoever imposed by the United States of America or any state, local or foreign government, or any agency or political subdivision thereof, and any interest, fines, penalties, assessments or additions to tax imposed with respect to such items or any contest or dispute thereof, and

          (ii)   "Tax Returns" shall mean any and all reports, returns, or declarations relating to Taxes, including any schedule or attachment thereto, including any amendment thereof.

        3.9    Owned and Leased Real Properties.

        (a)   Neither the Company nor any of its Subsidiaries owns or has ever owned any real property.

        (b)   Section 3.9(b) of the Company Disclosure Schedule sets forth a complete and accurate list of all real property leased, subleased or licensed by the Company or any of its Subsidiaries (collectively, the "Company Leases") and the location of the premises. Neither the Company nor any of its Subsidiaries nor, to the Company's knowledge, any other party to any Company Lease, is in material default under any of the Company Leases. Each of the Company Leases is in full force and effect and is enforceable in accordance with its terms and, subject to any required provision of notice to any landlord as described in Section 3.9(b) of the Company Disclosure Schedule, shall not cease to be in full force and effect as a result of the Merger or the other transactions contemplated by this Agreement. The Company has made available to the Parent complete and accurate copies of all Company Leases.

        (c)   Section 3.9(c) of the Company Disclosure Schedule sets forth a complete and accurate list of all real property subleased or licensed by the Company or any of its Subsidiaries to any other person (other than another Subsidiary of the Company) (collectively, the "Company Subleases") and the location of the premises. Neither the Company nor any of its Subsidiaries nor, to the Company's knowledge, any other party to any Company Sublease, is in material default under any of the Company Subleases. Each of the Company Subleases is in full force and effect and is enforceable in accordance with its terms and, subject to any required provision of notice to any landlord as described in Section 3.9(b) of the Company Disclosure Schedule, shall not cease to be in full force and effect as a result of the Merger and the other transactions contemplated by this Agreement. The Company has made available to the Parent complete and accurate copies of all Company Subleases.

        3.10    Intellectual Property.

        (a)   Section 3.10(a) of the Company Disclosure Schedule lists all Company Registrations, in each case, enumerating specifically the applicable filing or registration number, title, jurisdiction in which filing was made or from which registration issued, date of filing or issuance, names of all current applicant(s) and registered owners(s), as applicable. The Company and its Subsidiaries have clear title to the Company Registrations and all assignments of Company Registrations to the Company or any of its Subsidiaries have been properly executed and recorded. To the knowledge of the Company, all issued patents, all Copyrights, all registered Trademarks and all registered Mask Works are valid and enforceable. All issuance, renewal, maintenance and other payments that are or have become due with respect to the Company Registrations that are material to the business of the Company or its Subsidiaries as currently conducted or as proposed to be conducted as of the date of this Agreement have been timely paid by or on behalf of the Company or the relevant Subsidiary.

        (b)   To the knowledge of the Company, there are no inventorship challenges, opposition or nullity proceedings or interferences declared, commenced or provoked with respect to any Patent Rights included in the Company Registrations or threatened. The Company and its Subsidiaries have complied with their duty of candor and disclosure to the United States Patent and Trademark Office and any relevant foreign patent office with respect to all Company Registrations filed by or on behalf of the Company or any of its Subsidiaries that are material to the business of the Company or its Subsidiaries as currently conducted or as proposed to be conducted as of the date of this Agreement, and have made no material misrepresentation in such applications.

        (c)   Each item of Company Intellectual Property will be owned or available for use by the Company and its Subsidiaries immediately following the Closing on substantially identical terms and conditions as it was immediately prior to the Closing. Section 3.10(c) of the Company Disclosure Schedule includes a complete and accurate list of any Company Owned Intellectual Property that is jointly owned with any third party, including, for each such item of Company Owned Intellectual Property, the name(s) of such third party(ies). Except as set forth on such list, the Company or one of its Subsidiaries is the sole and exclusive owner of all Company Owned Intellectual Property, free and clear of any Liens. The Company Intellectual Property constitutes all Intellectual Property necessary to conduct the business of the Company and its Subsidiaries, taken as a whole, as currently conducted and as it is currently planned to be conducted.

        (d)   The Company and its Subsidiaries have taken reasonable measures to protect the proprietary nature of each item of Company Owned Intellectual Property and to maintain in confidence all trade secrets and confidential information comprising a part thereof. The Company and each of its Subsidiaries have complied in all material respects with all applicable contractual and legal requirements pertaining to information privacy and security. To the knowledge of the Company, there has been no: (i) unauthorized disclosure of any material third party proprietary or confidential information in the possession, custody or control of the Company or any of its Subsidiaries, or (ii) material breach of the Company's or any of its Subsidiaries' security or information privacy procedures. The Company and its Subsidiaries actively police the quality of all goods and services sold, distributed or marketed under each of their Trademarks and have enforced adequate quality control measures to ensure that no Trademarks that they have licensed to others shall be deemed to be abandoned.

        (e)   To the knowledge of the Company, neither the conduct of the business of the Company and its Subsidiaries, as currently conducted or as it is currently planned to be conducted as of the date of this Agreement, nor the sale or use of any product or service offered by the Company or any of its Subsidiaries by any of their resellers, distributors, customers or users, infringes or violates, or constitutes a misappropriation of, any Intellectual Property rights of any third party. Section 3.10(e) of the Company Disclosure Schedule lists any complaint, claim or notice, or threat of any of the foregoing

(including any notification that a license under any patent is or may be required), received by the Company or any of its Subsidiaries since January 1, 2008 alleging any such infringement, violation or misappropriation and any request or demand for indemnification or defense received by the Company or any of its Subsidiaries from any reseller, distributor, customer, user or any other third party. The Company and Subsidiaries have made available to Parent Company copies of all such complaints, claims, notices, requests, demands or threats, as well as any legal opinions, studies, market surveys and analyses relating to any alleged or potential infringement, violation or misappropriation.

        (f)    The Company and its Subsidiaries have made available to Parent copies of all material correspondence concerning any material infringement, violation or misappropriation of any Company Owned Intellectual Property or any of the Company Licensed Intellectual Property which is exclusively licensed to the Company or any of its Subsidiaries. Except as so disclosed to Parent, to the knowledge of the Company, no person or entity (including any current or former employee or consultant of the Company or any of its Subsidiaries) is infringing, violating or misappropriating any material Company Owned Intellectual Property or any material Company Licensed Intellectual Property which is exclusively licensed to the Company or any of its Subsidiaries.

        (g)   Section 3.10(g) of the Company Disclosure Schedule identifies each material license, covenant or other agreement pursuant to which the Company or any of its Subsidiaries has assigned, transferred, licensed, distributed or otherwise granted any right or access to any person or entity, or covenanted not to assert any right, with respect to any past, existing or future Company Intellectual Property. Except as described in Section 3.10(g) of the Company Disclosure Schedule, neither the Company nor any of its Subsidiaries has agreed to indemnify any person or entity against any infringement, violation or misappropriation of any Intellectual Property rights with respect to any products or services offered by the Company or any of its Subsidiaries or any third party Intellectual Property rights. Except as set forth in Section 3.10(g) of the Company Disclosure Schedule, neither the Company nor any of its Subsidiaries is a member of or party to any patent pool, industry standards body, trade association or other organization pursuant to the rules of which it is obligated to license any existing or future Intellectual Property to any person or entity.

        (h)   Section 3.10(h) of the Company Disclosure Schedule identifies each material item of Company Licensed Intellectual Property and the license or agreement pursuant to which the Company or a Subsidiary obtained a license under such Company Licensed Intellectual Property (excluding generally commercially available, off-the-shelf software programs).

        (i)    Neither the Company nor any of its Subsidiaries has licensed, distributed or disclosed, and knows of no distribution or disclosure by others (including its employees and contractors) of, the source code for any Software included in the products or services offered, or contemplated to be offered, by the Company or any of its Subsidiaries or other confidential information constituting, embodied in or pertaining to such Software (collectively, "Company Source Code") to any person, except pursuant to the agreements listed in Section 3.10(i) of the Company Disclosure Schedule, and the Company and its Subsidiaries have taken all reasonable physical and electronic security measures to prevent disclosure of such Company Source Code. No event has occurred, and no circumstance or condition exists, that (with or without notice or lapse of time, or both) will, or would reasonably be expected to, nor will the consummation of the transactions contemplated hereby, result in the disclosure or release of Company Source Code by Company, any of its Subsidiaries or escrow agent(s) or any other person to any third party.

        (j)    To the knowledge of the Company, the products and services offered, or contemplated to be offered, by the Company or any of its Subsidiaries, and the Software and internal computer systems used by the Company and its Subsidiaries, do not contain any disabling device, virus, worm, back door, Trojan horse or other disruptive or malicious code that may or are intended to impair their intended performance or otherwise permit unauthorized access to, hamper, delete or damage any computer system, software, network or data.

        (k)   To the knowledge of the Company, except as specifically disclosed in Section 3.10(k) of the Company Disclosure Schedule, neither the Company nor any of its Subsidiaries have used in any way, in the development, design, testing, modification or manufacture of any of the products or services offered, or contemplated to be offered, by the Company or any of its Subsidiaries, any Open Source Materials, and Section 3.10(k) of the Company Disclosure Schedule lists all Open Source Materials that Company or any of its Subsidiaries have used in any way in the development, design, testing, modification or manufacture of any of the products or services offered, or contemplated to be offered, by the Company or any of its Subsidiaries, and describes the manner in which such Open Source Materials have been utilized, including whether and how the Open Source Materials have been modified or distributed by the Company or any of its Subsidiaries.

        (l)    Each employee of the Company or any of its U.S. Subsidiaries and each individual independent contractor of the Company or any of its U.S. Subsidiaries involved in the creation of any Company Intellectual Property has executed a valid and binding written agreement expressly assigning to the Company or a Subsidiary all right, title and interest in any inventions and works of authorship, whether or not patentable, invented, created, developed, authored, conceived or reduced to practice in the scope of and during the term of such employee's employment or such independent contractor's work for the Company or the relevant Subsidiary, and all Intellectual Property rights therein, and has waived all moral rights therein to the extent legally permissible. Employees and independent contractors of the Company's foreign Subsidiaries are generally not involved in the creation of Company Intellectual Property, and no employee or independent contractor of the Company's foreign Subsidiaries has been involved in the development of any material Company Intellectual Property.

        (m)  Section 3.10(m) of the Company Disclosure Schedule lists all support, funding, resources or assistance from any federal, state, local or foreign governmental or quasi-governmental agency or funding source that the Company or any of its Subsidiaries have either sought, applied for or received in connection with the development, design, testing, modification, manufacture, use, sale, reproduction, marketing, distribution, support or maintenance of any of the products or services offered, or contemplated to be offered, by the Company or any of its Subsidiaries. The Company and its Subsidiaries have complied in all material respects with all of the applicable terms of any such support, funding, resources or assistance, and have complied with all applicable law in connection therewith, including in respect of Patent Rights arising out of, relating to, or developed in connection with any such support, funding, resources or assistance.

        (n)    Definitions.

          (i)    "Company Intellectual Property" means the Company Owned Intellectual Property and the Company Licensed Intellectual Property.

          (ii)   "Company Licensed Intellectual Property" means all Intellectual Property that is licensed to the Company or any of its Subsidiaries by any third party.

          (iii)  "Company Owned Intellectual Property" means all Intellectual Property owned or purported to be owned by the Company or any of its Subsidiaries, in whole or in part.

          (iv)  "Company Registrations" means all Intellectual Property Registrations that are registered or filed in the name of the Company or any of its Subsidiaries, alone or jointly with others.

          (v)   "Copyrights" means copyrights, designs, data and database rights and registrations and applications for registration thereof, including moral rights of authors, and all works of authorship, including Software.

          (vi)  "Documentation" means printed, visual or electronic materials, reports, white papers, documentation, specifications, designs, flow charts, code listings, instructions, user manuals, frequently asked questions, release notes, recall notices, error logs, diagnostic reports, marketing materials, packaging, labeling, service manuals and other information describing the use, operation, installation, configuration, features, functionality, pricing, marketing or correction of a product, whether or not provided to end users.

          (vii) "Intellectual Property" means the following subsisting anywhere in the world:

            (A)  Patent Rights;

            (B)  registered trademarks and service marks, logos, Internet domain names, corporate names and doing business designations and all registrations and applications for registration of the foregoing, common law trademarks and service marks and trade dress ("Trademarks"), and all goodwill in the foregoing;

            (C)  Copyrights;

            (D)  Mask Works;

            (E)  inventions, invention disclosures, statutory invention registrations, trade secrets and confidential business information, know-how, manufacturing and product processes and techniques, research and development information, financial, marketing and business data, pricing and cost information, business and marketing plans and customer and supplier lists and information, whether patentable or nonpatentable, whether copyrightable or noncopyrightable and whether or not reduced to practice; and

            (F)  other proprietary rights relating to any of the foregoing (including remedies against infringement thereof and rights of protection of interest therein under the laws of all jurisdictions).

          (viii)  "Intellectual Property Registrations" means Patent Rights, Trademarks (other than unregistered trademarks, service marks and trade dress), registrations and applications for Copyrights and registrations and applications for Mask Works.

          (ix)  "Mask Works" means mask works and registrations and applications for registration thereof and any other rights in semiconductor topologies under the laws of any jurisdiction.

          (x)   "Open Source Material" means any Software, Documentation or other material that (A) is distributed as "free software", "open source software" or under a similar licensing or distribution model, including the GNU General Public License (GPL), GNU Lesser General Public License (LGPL), Mozilla Public License (MPL), or any other license described by the Open Source Initiative as set forth on www.opensource.org, or (B) grants, or purports to grant, to any third party, any rights or immunities under Intellectual Property (including that require, as a condition of the modification, distribution or other use of such material, that any Software, Documentation or other material incorporated into, derived from or distributed with such material be (1) disclosed or distributed in source code form, (2) licensed for the purpose of making derivative works or (3) redistributable at no charge or minimal charge.

          (xi)  "Patent Rights" means all patents, patent applications (including provisional patent applications), utility models, design registrations and certificates of invention and other governmental grants for the protection of inventions or industrial designs (including all related continuations, continuations-in-part, divisionals, reissues and reexaminations).

          (xii) "Software" means computer software code, applications, utilities, libraries, development tools, diagnostics, databases and embedded systems, whether in source code, interpreted code, object code or executable form.

        3.11    Contracts.

        (a)   Section 3.11(a) of the Company Disclosure Schedule sets forth a complete and accurate list of all agreements (collectively, the "Company Material Contracts") that are material to the business, assets, liabilities, capitalization, condition (financial or other) or results of operations of the Company and its Subsidiaries, taken as a whole. The Company has made available to the Parent a complete and accurate copy of each Company Material Contract. Each Company Material Contract is in full force and effect and is enforceable in accordance with its terms. Neither the Company nor any of its Subsidiaries nor, to the Company's knowledge, any other party to any Company Material Contract is in material violation of or in material default under (nor does there exist any condition which, upon the passage of time or the giving of notice or both, would cause such a violation of or default under) (x) any loan or credit agreement, note, bond, mortgage, indenture, lease, permit, concession, franchise, license or other contract, arrangement or understanding to which it is a party or by which it or any of its properties or assets is bound or (y) any Company Material Contract.

        (b)   Section 3.11(b) of the Company Disclosure Schedule sets forth a complete and accurate list of each agreement to which the Company or any of its Subsidiaries is a party or bound with any Affiliate of the Company (other than any person that is a direct or indirect wholly owned Subsidiary of the Company). Complete and accurate copies of all the agreements listed in Section 3.11(b) of the Company Disclosure Schedule have heretofore been made available to the Parent. Neither the Company nor any of its Subsidiaries has entered into any transaction with any Affiliate of the Company or any of its Subsidiaries or any transaction that has not been included in any Company SEC Documents filed prior to the date hereof and that would be subject to disclosure pursuant to Item 404 of Regulation S-K.

        (c)   Except as disclosed in Section 3.11(c) of the Company Disclosure Schedule, there is no non-competition or other similar agreement, commitment, judgment, injunction or order to which the Company or any of its Subsidiaries is a party or is subject that has or would reasonably be expected to result in the effect of prohibiting or impairing the conduct of the business of the Company or any of its Subsidiaries as currently conducted and as proposed to be conducted by the Company as of the date of this Agreement. Neither the Company nor any of its Subsidiaries has entered into (or is otherwise bound by) any agreement under which it is now, or following the Effective Time the Parent or any of the Parent's Affiliates (including the Company or any of its Subsidiaries) would be, restricted from selling, licensing or otherwise distributing any of their respective technology or products, or providing services to, customers or potential customers or any class of customers, in any geographic area, during any period of time or any segment of the market or line of business.

        (d)   Neither the Company nor any of its Subsidiaries is a party to any agreement under which a third party would be entitled to receive a license or any other right to Intellectual Property of the Parent or any of the Parent's Affiliates following the Closing.

        3.12    Litigation.     Except as disclosed in Section 3.12 of the Company Disclosure Schedule or in any Company SEC Document filed prior to the date hereof, there is no material action, suit, proceeding, claim, arbitration or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries or any of their respective properties, assets or operations, including related to employees or benefits. There are no material judgments, orders or decrees outstanding against the Company or any of its Subsidiaries or any of their respective properties, assets or operations.

        3.13    Environmental Matters.

        (a)   Except for such matters that, individually or in the aggregate, have not had, and would not reasonably be expected to result in, a material liability to the Company or any of its Subsidiaries:

          (i)    the Company and each of its Subsidiaries have at all times complied with, and neither the Company nor any Subsidiary is currently in violation of, any applicable Environmental Laws;

          (ii)   the Company and each of its Subsidiaries have all permits, licenses and approvals required under Environmental Laws to operate and conduct their respective businesses as currently operated and conducted;

          (iii)  to the knowledge of the Company, there is no Contamination of or at the properties currently leased or operated by the Company or any of its Subsidiaries (including soils, groundwater, surface water, buildings or other structures);

          (iv)  to the knowledge of the Company, there was no Contamination of or at the properties formerly leased or operated by the Company or any of its Subsidiaries prior to or during the period of time such properties were leased or operated by the Company or any of its Subsidiaries;

          (v)   there are no facts or circumstances, to the knowledge of the Company, that would reasonably be expected to be the basis of or result in any liability of the Company or any Subsidiary for a Release of any Hazardous Substance on any property that is not and has never been leased or operated by the Company or any Subsidiary;

          (vi)  to the knowledge of the Company, neither the Company nor any of its Subsidiaries have Released any Hazardous Substance into the environment in a quantity or condition that would require remedial action or result in any liability of the Company or any Subsidiary under any Environmental Law;

          (vii) neither the Company nor any of its Subsidiaries has received any written notice, demand, letter, claim or request for information, nor is the Company or any of its Subsidiaries aware of any pending or threatened notice, demand, letter, claim or request for information, alleging that the Company or any of its Subsidiaries may be in violation of, liable under or have obligations under any Environmental Law;

          (viii)  neither the Company nor any of its Subsidiaries is subject to any order, decree, injunction or other agreement with any Governmental Entity or is subject to any indemnity or other agreement with any third party relating to liability or obligation under any Environmental Law or relating to Hazardous Substances;

          (ix)  there are no facts, circumstances or conditions, to the knowledge of the Company, that would reasonably be expected to result in any claims, liability, obligations, investigations, or costs to, or restrictions on the use or transfer of any property by the Company or any of its Subsidiaries pursuant to any Environmental Law;

          (x)   to the knowledge of the Company, none of the properties currently or formerly leased or operated by the Company or any of its Subsidiaries is listed in the National Priorities List or any other list of sites requiring clean-up, investigation, or any other response action maintained by any federal, state or local governmental agency with respect to a Release of any Hazardous Substance or any Contamination;

          (xi)  to the knowledge of the Company, none of the properties currently or formerly leased or operated by the Company or any Subsidiary, is used, nor was ever used, (A) as a landfill, dump or other disposal, storage, transfer or handling area for Hazardous Substances, excepting, however, for the routine storage and use of Hazardous Substances from time to time in the Ordinary Course of Business in compliance with Environmental Laws; (B) for military purposes; or (C) as a gasoline service station or a facility for selling, dispensing, storing, transferring or handling petroleum and/or petroleum products; and

          (xii) to the knowledge of the Company, and except in compliance with Environmental Laws, there are no underground or above ground storage tanks, urea-formaldehyde materials, asbestos or asbestos containing materials, polychlorinated biphenyls (PCBs) or nuclear fuels or wastes, at any property currently or formerly leased or operated by the Company or any of its Subsidiaries, and no underground tank previously located on any of these properties has been removed therefrom except in compliance with Environmental Laws; and

          (xiii)  to the knowledge of the Company, there are no liens against any of the properties currently leased or operated by the Company or any of its Subsidiaries arising under any Environmental Law.

        (b)   For purposes of this Agreement, "Environmental Law" means any federal, state or local law, statute, rule or regulation or applicable common law relating to the environment or human health and safety, including any statute, regulation, administrative decision or order pertaining to (i) treatment, storage, disposal, generation and transportation of solid waste or Hazardous Substances (as hereinafter defined); (ii) air, water and noise pollution; (iii) groundwater and soil contamination; (iv) the Release (as hereinafter defined) or threatened Release into the environment of solid waste or Hazardous Substances; (v) the protection of wild life, marine life and wetlands, including all endangered and threatened species; (vi) storage tanks, vessels, containers, abandoned or discarded barrels and other closed receptacles; (vii) health and safety of employees and other persons; or (viii) manufacturing, processing, using, distributing, treating, storing, disposing, transporting or handling of solid waste or Hazardous Substances.

        (c)   For purposes of this Agreement, "Contamination" means the Release on, under, from or to, any property of any Hazardous Substance, except the routine storage and use of Hazardous Substances from time to time in the Ordinary Course of Business, in compliance with Environmental Laws.

        (d)   For purposes of this Agreement, "Release" or "Released" means the spilling, leaking, disposing, discharging, emitting, depositing, injecting, leaching, escaping, pumping, dumping, emptying, seeping, dispersal, migration, transporting, placing or any other release, whether intentional or unintentional, of any Hazardous Substance through, into or upon, any land, soil, surface water, groundwater or air, or otherwise entering into the environment. The term "Release" shall include any threatened Release.

        (e)   For purposes of this Agreement, "Hazardous Substance" means any substance that is: (i) listed, classified, regulated or which falls within the definition of a "hazardous substance," "hazardous waste" or "hazardous material" pursuant to any Environmental Law; (ii) any oil or petroleum product or by-product, asbestos-containing material, lead-containing paint, pipes or plumbing, polychlorinated biphenyls, radioactive materials or radon; (iii) any infectious or toxic materials or waste or biological or medical waste, including biohazards, radioactive materials and blood-borne pathogens; or (iv) any other substance which is the subject of regulatory action by any Governmental Entity pursuant to any Environmental Law.

        (f)    Section 3.13(f) of the Company Disclosure Schedule sets forth a complete and accurate list of all material environmental, human health and safety, or natural resources reports, investigations and audits (whether in hard copy or electronic form) relating to the environmental condition of premises currently or previously operated by, or relating to compliance with Environmental Laws by, the Company or any of its Subsidiaries (whether conducted by or on behalf of the Company or any of its Subsidiaries or a third party, and whether done at the initiative of the Company or any of its Subsidiaries or directed by a Governmental Entity or other third party) which were issued or conducted during the past five years and of which the Company or any of its Subsidiaries has possession or to which the Company or any of its Subsidiaries has reasonable access. A complete and accurate copy of each such report, investigation and audit has been made available to the Parent.

        (g)   Notwithstanding any other representations and warranties contained in this Agreement, the representations and warranties contained in this Section 3.13 are the sole representations and warranties made by the Company and its Subsidiaries relating to Environmental Laws, Hazardous Substances and any other environmental matters.

        3.14    Employee Benefit Plans.

        (a)   Section 3.14(a) of the Company Disclosure Schedule sets forth a complete and accurate list of all U.S. Employee Benefit Plans, and all other material Employee Benefit Plans, currently maintained, or contributed to, by the Company, any of the Company's Subsidiaries or any of their ERISA Affiliates (together, the "Company Employee Plans"), including a written summary of any unwritten material Employee Benefit Plan. For purposes of this Agreement, the following terms shall have the following meanings: (i) "Employee Benefit Plan" means any "employee pension benefit plan" (as defined in Section 3(2) of ERISA), any "employee welfare benefit plan" (as defined in Section 3(1) of ERISA), and any other written or oral plan, agreement or arrangement involving direct or indirect compensation, including insurance coverage, severance benefits, disability benefits, deferred compensation, bonuses, stock options, stock purchase, phantom stock, stock appreciation or other forms of incentive compensation or post-retirement compensation and all unexpired severance agreements, written or otherwise, for the benefit of, or relating to, any current or former employee of the Company or any of its Subsidiaries or an ERISA Affiliate, provided, however, that "Employee Benefit Plan" does not include any benefit plan required to be provided by United States law; (ii) "ERISA" means the Employee Retirement Income Security Act of 1974, as amended; and (iii) "ERISA Affiliate" means any entity which is, or at any applicable time was, a member of (1) a controlled group of corporations (as defined in Section 414(b) of the Code), (2) a group of trades or businesses under common control (as defined in Section 414(c) of the Code), or (3) an affiliated service group (as defined under Section 414(m) of the Code or the regulations under Section 414(o) of the Code), any of which includes or included the Company or a Subsidiary.

        (b)   With respect to each Company Employee Plan, the Company has made available to the Parent a complete and accurate copy of (i) such Company Employee Plan (or a written summary of any unwritten plan), (ii) the three most recent annual reports (Form 5500) filed with the IRS, (iii) each trust agreement, group annuity contract and summary plan description, if any, relating to such Company Employee Plan, (iv) the most recent financial statements for each Company Employee Plan that is funded (to the extent such financial statements are not included in the Form 5500), (v) all material personnel and employment manuals and policies, (vi) all employee handbooks, (vii) all reports regarding the satisfaction of the nondiscrimination requirements of Sections 410(b), 401(k) and 401(m) of the Code for the past three years and (viii) all correspondence relating to a governmental audit with respect to any Company Employee Plan within the last three years and any other material correspondence relating to material non-compliance to or from any governmental authority with respect to any Company Employee Plan within the last three years.

        (c)   Each Company Employee Plan has been administered in all material respects in accordance with ERISA, the Code and all other applicable laws and the regulations thereunder and in accordance with its terms and each of the Company, the Company's Subsidiaries and their ERISA Affiliates has in all material respects met its obligations with respect to such Company Employee Plan and has made all required contributions thereto (or reserved such contributions on the Company Balance Sheet). The Company, each Subsidiary of the Company, each ERISA Affiliate and each Company Employee Plan are in compliance with the currently applicable provisions of ERISA and the Code and the regulations thereunder (including Section 4980 B of the Code, Subtitle K, Chapter 100 of the Code and Sections 601 through 608 and Section 701 et seq. of ERISA), except for any instances of non-compliance that, individually or in the aggregate, have not had, and would not reasonably be expected to result in, any material liability to the Company or any of its Subsidiaries. All filings and reports as to each Company Employee Plan required to have been submitted to the IRS or to the United States Department of Labor have been timely submitted. With respect to the Company Employee Plans, no event has occurred, and there exists no condition or set of circumstances in connection with which the Company or any of its Subsidiaries could be subject to any material liability under ERISA, the Code or any other applicable law.

        (d)   With respect to the Company Employee Plans, there are no benefit obligations for which contributions have not been timely made or properly accrued and there are no benefit obligations which have not been accounted for by reserves, or otherwise properly footnoted in accordance with GAAP, on the financial statements of the Company. The assets of each Company Employee Plan which is funded are reported at their fair market value on the books and records of such Employee Benefit Plan or are accounted for in accordance with the applicable requirements of ERISA and the Code.

        (e)   All the Company Employee Plans that are intended to be qualified under Section 401(a) of the Code have received determination or opinion letters from the IRS to the effect that such Company Employee Plans are qualified and the plans and trusts related thereto are exempt from federal income taxes under Sections 401(a) and 501(a), respectively, of the Code, no such determination letter has been revoked and revocation has not been threatened, and, except as set forth in Section 3.14(e) of the Company Disclosure Schedule, no such Employee Benefit Plan has been amended or operated since the date of its most recent determination or opinion letter or application therefor in any respect, and no act or omission has occurred, that would adversely affect its qualification or materially increase its cost. Each Company Employee Plan which is required to satisfy Section 401(k)(3) or Section 401(m)(2) of the Code has been tested for compliance with, and satisfies the requirements of Section 401(k)(3) and Section 401(m)(2) of the Code, as the case may be, for each plan year ending prior to the Closing Date.

        (f)    Neither the Company, any of the Company's Subsidiaries nor any of their ERISA Affiliates has (i) maintained in the last ten years a Company Employee Plan which was ever subject to Section 412 of the Code or Title IV of ERISA or (ii) ever been obligated to contribute to a "Multiemployer Plan" (as defined in Section 4001(a)(3) of ERISA). No Company Employee Plan is funded by, associated with or related to a "voluntary employee's beneficiary association" within the meaning of Section 501(c)(9) of the Code. No Company Employee Plan holds as an asset securities issued by the Company, any of the Company's Subsidiaries or any of their ERISA Affiliates.

        (g)   Each Company Employee Plan is amendable and terminable unilaterally by the Company and any of the Company's Subsidiaries which are a party thereto or covered thereby at any time without liability to the Company or any of its Subsidiaries as a result thereof (other than under Section 411(d)(3) of the Code for benefits accrued through the date of termination or amendment and reasonable administrative expenses related thereto) and no Company Employee Plan, plan documentation or agreement, summary plan description or other written communication distributed generally to employees by its terms prohibits the Company or any of its Subsidiaries from amending or terminating any such Company Employee Plan. Except as provided in information previously made available to the Parent, the investment vehicles used to fund the Company Employee Plans may be changed at any time without incurring a sales charge, surrender fee or other similar expense.

        (h)   Except as set forth in Section 3.14(h) of the Company Disclosure Schedule or as required by this Agreement, neither the Company nor any of its Subsidiaries is a party to any oral or written (i) agreement with any stockholders, director, executive officer or other key employee of the Company or any of its Subsidiaries (A) the benefits of which are contingent, or the terms of which are altered, upon the occurrence of a transaction involving the Company or any of its Subsidiaries of the nature of the Merger or any of the other transactions contemplated by this Agreement, (B) providing any term of employment or compensation guarantee or (C) providing severance benefits or other benefits after the termination of employment of such stockholder, director, executive officer or key employee; (ii) agreement, plan or arrangement under which any person may receive payments from the Company or any of its Subsidiaries that may be subject to the tax imposed by Section 4999 of the Code or included in the determination of such person's "parachute payment" under Section 280G of the Code, without regard to Section 280G(b)(4); or (iii) agreement or plan binding the Company or any of its Subsidiaries, including any stock option plan, stock appreciation right plan, restricted stock plan, stock purchase plan or severance benefit plan, any of the benefits of which shall be increased, or the vesting of the benefits of which shall be accelerated, by the occurrence of the Merger or any of the other transactions contemplated by this Agreement or the value of any of the benefits of which shall be calculated on the basis of the Merger or any of the other transactions contemplated by this Agreement. The Company has made available to the Parent its calculation of any excise tax due under Section 4999 of the Code as a result of the Merger or any of the other transactions contemplated by this Agreement for which the Company or the Parent may directly or indirectly become liable and the amount of deductions that may be disallowed under Section 280G of the Code as a result of the Merger or any of the other transactions contemplated by this Agreement.

        (i)    None of the Company Employee Plans promises or provides retiree medical or other retiree welfare benefits to any person, except as required by applicable law.

        (j)    Except as set forth in Section 3.14(j) of the Company Disclosure Schedule, and except as would not reasonably be expected, individually or in the aggregate, to result in a material liability to the Company or any of its Subsidiaries, each Company Employee Plan that is a "nonqualified deferred compensation plan" (as defined in Code Section 409A(d)(1)) has been operated since January 1, 2005 in compliance (taking into account any period for which the applicable standard was "good faith" compliance) with Code Section 409A and IRS Notice 2005-1 and has been in documentary compliance since January 1, 2009, no event has occurred that would be treated by Code Section 409A(b) as a transfer of property for purposes of Code Section 83, and no stock option or equity unit option granted under any Company Employee Plan had an exercise price that was or may have been less than the fair market value of the underlying stock or equity units (as the case may be) as of the date such option was granted, or has any feature for the deferral of compensation other than the deferral of recognition of income until the later of exercise or disposition of such option. The Company's past and current stock option grant practices (i) complied with all applicable Company Stock Plans, stock exchange rules and applicable laws, (ii) have been fairly presented in accordance with GAAP in the Company's financial statements, and (iii) are not and have not been the subject of any internal investigation, review or inquiry. The Company has not granted, and there is no and has been no Company policy or practice to grant, stock options prior to, or otherwise coordinate the grant of stock options with, the release or other public announcement of material information regarding the Company or any of its Subsidiaries or their financial results or prospects.

        (k)   All Company Employee Plans subject to the laws of any jurisdiction outside of the United States (i) have been established, maintained and administered in all material respects in accordance with all applicable laws, (ii) if such Company Employee Plans are required to be registered, have been registered and if such Company Employee Plans are intended to qualify for special tax treatment, meet all requirements for such treatment in all material respects, and (iii) are fully funded or the Company has accounted for the liabilities and obligations with respect to such plans in accordance with GAAP, in all material respects.

        (l)    The Company and each of its Subsidiaries have complied with all applicable laws, including Tax laws, and made all required material Tax withholdings and payments and reports, in connection with the grant of Company Stock Options and RSUs to foreign employees and the exercise of Company Stock Options and RSUs by foreign employees.

        3.15    Compliance With Laws.     The Company and each of its Subsidiaries has complied in all material respects with, and is not in violation in any material respect of, any applicable provisions of any statute, law or regulation, including the Federal Food, Drug and Cosmetic Act, with respect to the conduct of its business, the ownership or operation of its properties or assets or the marketing, sale or promotion of any of the Company's or any of its Subsidiaries' products. None of the Company or any of its Subsidiaries has received any notice alleging any material violation with respect to any applicable provisions of any statute, law or regulation with respect to the conduct of its business, or the ownership or operation of its properties or assets.

        3.16    Permits.     The Company and each of its Subsidiaries have all permits, licenses and franchises from Governmental Entities required to conduct their businesses as now being conducted or as presently contemplated to be conducted by the Company as of the date of this Agreement and that are material to the Company and its Subsidiaries taken as a whole (the "Company Permits"). The Company and each of its Subsidiaries are in compliance with the terms of the Company Permits. Except as set forth in Section 3.16 of the Company Disclosure Schedule, no Company Permit shall cease to be effective as a result of the consummation of the Merger or any of the other transactions contemplated by this Agreement.

        3.17    Labor Matters.

        (a)   Section 3.17(a) of the Company Disclosure Schedule contains a list of all employees of the Company and each of its Subsidiaries, along with the position and the annual base salary of each such person. Each current or past employee of the Company or any of its U.S. Subsidiaries, and, to the knowledge of the Company, each current employee of the Company's non-U.S. Subsidiaries, has entered into a confidentiality agreement with the Company, a copy or form of which has previously been delivered to the Merger Sub. All of the agreements referenced in the preceding sentence will continue to be legal, valid, binding and enforceable and in full force and effect immediately following the Effective Time in accordance with the terms thereof as in effect immediately prior to the Effective Time. Neither the Company nor any of its Subsidiaries is a party to or otherwise bound by any collective bargaining agreement, contract or other agreement with a labor union, works council or other labor organization, except as disclosed in Section 3.17(a) of the Company Disclosure Schedule. Neither the Company nor any of its Subsidiaries is the subject of any proceeding asserting that the Company or any of its Subsidiaries has committed an unfair labor practice or is seeking to compel it to bargain with any labor union, works council or other labor organization, nor is there pending or, to the knowledge of the Company, threatened, any labor strike, walkout, work stoppage, slow-down or lockout involving the Company or any of its Subsidiaries. The Company and each of its Subsidiaries are in compliance with all applicable laws relating to the hiring, employment, classification and termination of employees and the payment of wages to employees, except for any instances of non-compliance that, individually or in the aggregate, have not had, and would not reasonably be expected to result in, a material liability to the Company or any of its Subsidiaries.

        (b)   Section 3.17(b) of the Company Disclosure Schedule lists all employees of the Company or any of its Subsidiaries who are providing services in the United States and who hold temporary work authorization documents ("Work Permits"), including H-1B, TN, E-1, E-2, L-1, F-1 or J-1 visa status or Employment Authorization Document ("EAD") work authorizations, setting forth the name of such employee, the type of Work Permit and the length of time remaining on such Work Permit. With respect to each Work Permit, all of the information that the Company or any of its Subsidiaries provided to the United States Department of Labor ("DOL") and the United States Customs and Immigration Service ("USCIS") in the applications for such Work Permit was, to the knowledge of the Company, true and complete at the time of filing such applications. The Company or any of its Subsidiaries has received the appropriate notice of approval or other evidence of authorized employment from the USCIS, the DOL, the Department of State or other relevant Governmental Entity with respect to each such Work Permit. Neither the Company nor any of its Subsidiaries has

received any notice from the USCIS or any other Governmental Entity that any Work Permit has been revoked. There is no action pending or, to the knowledge of the Company, threatened to revoke or adversely modify the terms of any of the Work Permits. Effective as of the Closing Date, the Surviving Corporation shall commence to serve as the sponsoring and petitioning employer for U.S. immigration law purposes with respect to individuals formerly employed by the Company or any of its Subsidiaries. As a result, the Surviving Corporation shall assume all immigration-related liabilities that have arisen or will hereafter arise in connection with the submission of petitions, applications or other filings to certain bureaus within the U.S. Department of Homeland Security (United States Citizenship and Immigrations Services, Immigrations and Customs Enforcement and Customs and Border Protection), the U.S. Department of Labor, or the U.S. Department of State requesting the grant of employment-based immigrant and non-immigrant visa benefits on behalf of these persons. The parties hereto intend that the Surviving Corporation shall be the successor in interest to the Company or any of its Subsidiaries for U.S. immigration law purposes.

        (c)   Except as set forth in Section 3.17(c) of the Company Disclosure Schedule, no employee of the Company or any of its Subsidiaries (i) has an employment or retention agreement, (ii) to the Company's knowledge, is in violation of any term of any patent disclosure agreement, non-competition agreement, or any restrictive covenant to a former employer relating to the right of any such employee to be employed by the Company or any of its Subsidiaries because of the nature of the business conducted or presently proposed to be conducted by the Company or any of its Subsidiaries or to the use of trade secrets or proprietary information of others, or (iii) in the case of any key employee or group of key employees, has given notice to the Company or any of its Subsidiaries that such employee or any employee in a group of key employees intends to terminate his or her employment with the Company.

        (d)   Section 3.17(d) of the Company Disclosure Schedule contains a list of all independent contractors and consultants currently engaged by the Company or any of its Subsidiaries, along with the position, date of retention and rate of remuneration for each such person. Except as set forth in Section 3.17(d) of the Company Disclosure Schedule, none of such independent contractors or consultants is a party to a written agreement or contract with either the Company or any of its Subsidiaries. Each such independent contractor and consultant that is involved in the development of any Company Intellectual Property is subject to obligations to maintain the confidentiality of the Company's confidential information and to assign inventions to the Company or one of its Subsidiaries. Except as set forth in Section 3.17(d) of the Company Disclosure Schedule, there are currently no, and at no time have there been any, independent contractors or consultants who have provided services to the Company for a period of six consecutive months or longer. Section 3.17(d) of the Company Disclosure Schedule contains a list of current temporary or leased employees within the United States of the Company or its U.S. Subsidiaries.

        (e)   Neither the Company nor any of its Subsidiaries nor any director, officer or other key employee of the Company or any of its Subsidiaries has any existing undisclosed contractual relationship with the Company or any of its Subsidiaries or, to the knowledge of the Company in respect of its directors or officers, owns, directly or indirectly, individually or collectively, any interest in any entity which is in a business similar or competitive to the business of the Company.

        (f)    The Company and each of its Subsidiaries has withheld and paid to the appropriate Governmental Entity or is holding for payment not yet due to such Governmental Entity all material amounts required to be withheld from its respective employees and is not liable for any arrears of material amounts of wages, Taxes, penalties or other sums for failure to comply with any of the foregoing.

        (g)   Neither the Company nor any of its Subsidiaries has caused or will cause any "employment loss" (as that term is defined or used in the Worker Adjustment Retraining Notification Act) at any

time from the date that is 90 days immediately preceding the date of this Agreement and continuing through the Closing Date.

        (h)   Neither the Company nor any of its Subsidiaries has incurred any material liability arising from the misclassification of employees as consultants or independent contractors, or from the misclassification of consultants or independent contractors as employees.

        3.18    Insurance.     Each of the Company and its Subsidiaries maintains insurance policies (the "Insurance Policies"), including insurance covering directors and officers for securities law and other customary liabilities, with reputable insurance carriers against all risks of a character and in such amounts as are usually insured against by similarly situated companies in the same or similar businesses. Each Insurance Policy is in full force and effect and is valid, outstanding and enforceable, and all premiums due thereon have been paid in full. None of the Insurance Policies shall terminate or lapse (or be affected in any other adverse manner) by reason of the Merger or any of the other transactions contemplated by this Agreement. The Company and each of its Subsidiaries have complied in all material respects with the provisions of each Insurance Policy under which it is the insured party. No insurer under any Insurance Policy has cancelled or generally disclaimed liability under any such policy or indicated any intent to do so or not to renew any such policy. All claims under the Insurance Policies have been filed in a timely fashion.

        3.19    No Existing Discussions.     As of the date of this Agreement, neither the Company nor any of its Subsidiaries is engaged, directly or indirectly, in any discussions or negotiations with any other party with respect to an Acquisition Proposal. Neither the Company nor any of its Subsidiaries has waived any material benefits of, modified in any adverse respect, or consented to any matter with respect to which its consent is required under, any standstill, confidentiality or similar agreement to which the Company or any of its Subsidiaries is a party.

        3.20    Opinion of Financial Advisor.     The financial advisor of the Company, Perella Weinberg Partners LP (the "Financial Advisor"), has delivered to the Company an opinion dated the date of this Agreement to the effect that, as of such date, the Merger Consideration is fair to the holders of Company Common Stock from a financial point of view, a copy of which will be delivered to the Parent as soon as possible on or following the date hereof.

        3.21    Rights Plan and Section 203 of the DGCL Not Applicable.     The Company has amended the Rights Agreement, dated as of December 18, 2001, as amended, between the Company and Wells Fargo Bank, N.A. (the "Company Rights Agreement"), to provide that (a) neither the Parent nor the Merger Sub nor any of their respective Affiliates shall be deemed to be an Acquiring Person (as such term is defined in the Company Rights Agreement), and such amendment does not so exclude any other person or entity, (b) neither a Distribution Date nor a Shares Acquisition Date (as each such term is defined in the Company Rights Agreement) shall be deemed to have occurred, and the Rights (as such term is defined in the Company Rights Agreement) will not detach from the Company Common Stock or become non-redeemable, as a result of the execution, delivery or performance of this Agreement or the Company Stockholder Agreement or the consummation of the Merger or the other transactions contemplated by this Agreement or the Company Stockholder Agreement and (c) the Rights (as such term is defined in the Company Rights Agreement) shall terminate immediately prior to the Effective Time. The Company Board has taken all actions necessary so that the restrictions contained in Section 203 of the DGCL applicable to a "business combination" with an "interested stockholder" (each as defined in Section 203) shall not apply to the execution, delivery or performance of this Agreement or the Company Stockholder Agreement or the consummation of the Merger or the other transactions contemplated by this Agreement or the Company Stockholder Agreement.

        3.22    Brokers; Schedule of Fees and Expenses.     No agent, broker, investment banker, financial advisor or other firm or person is or shall be entitled, as a result of any action, agreement or commitment of the Company or any of its Affiliates, to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the Merger or any of the other transactions contemplated by this Agreement, except the Financial Advisor, whose fees and expense shall be paid by the Company. The Company has delivered to the Parent a complete and accurate copy of all agreements pursuant to which the Financial Advisor is entitled to any fees and expenses in connection with the Merger or any of the other transactions contemplated by this Agreement.

        3.23    Controls and Procedures, Certifications and Other Matters Relating to the Sarbanes Act.

        (a)   The Company and each of its Subsidiaries maintains accurate books and records reflecting its assets and liabilities and maintains proper and adequate internal control over financial reporting which provide assurance that (i) transactions are executed with management's authorization, (ii) transactions are recorded as necessary to permit preparation of the consolidated financial statements of the Company and to maintain accountability for the Company's consolidated assets, (iii) access to assets of the Company and its Subsidiaries is permitted only in accordance with management's authorization, (iv) the reporting of assets of the Company and its Subsidiaries is compared with existing assets at regular intervals, and (v) accounts, notes and other receivables and inventory are recorded accurately, and proper and adequate procedures are implemented to effect the collection thereof on a current and timely basis.

        (b)   The Company maintains disclosure controls and procedures required by Rules 13a-15 or 15d-15 under the Exchange Act, and such controls and procedures are effective to ensure that all material information concerning the Company and its Subsidiaries is made known on a timely basis to the individuals responsible for the preparation of the Company's filings with the SEC and other public disclosure documents. The Company has disclosed, based on its most recent evaluation of such disclosure controls and procedures prior to the date of this Agreement, to the Company's auditors and the audit committee of the Company Board and on Section 3.23(b) of the Company Disclosure Schedule (i) any significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect in any material respect the Company's ability to record, process, summarize and report financial information and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls over financial reporting.

        (c)   Since January 1, 2008 through the date of this Agreement, (i) neither the Company nor any of its Subsidiaries nor, to the knowledge of the Company, any director, officer, employee, auditor, accountant or representative of the Company or any of its Subsidiaries has received or otherwise had or obtained knowledge of any material complaint, allegation, assertion or claim, whether written or oral, regarding the accounting or auditing practices, procedures, methodologies or methods of the Company or any of its Subsidiaries or their respective internal accounting controls, including any material complaint, allegation, assertion or claim that the Company or any of its Subsidiaries has engaged in questionable accounting or auditing practices, and (ii) no attorney representing the Company or any of its Subsidiaries, whether or not employed by the Company or any of its Subsidiaries, has reported evidence of a material violation of securities laws, breach of fiduciary duty or similar violation by the Company or any of its officers, directors, employees or agents to the Board of Directors of the Company or any committee thereof or to any director or officer of the Company.

        (d)   Since January 1, 2008 through the date of this Agreement, and except as set forth on Section 3.23(d) of the Company Disclosure Schedule, neither the Company nor any of its officers has received notice from any Governmental Entity questioning or challenging the accuracy, completeness or manner of filing or submission of any filing with the SEC, including any certifications required by Section 906 of the Sarbanes Act.

        (e)   The Company has not, since July 30, 2002, extended or maintained credit, arranged for the extension of credit, modified or renewed an extension of credit, in the form of a personal loan or otherwise, to or for any director or executive officer of the Company. Section 3.23(e) of the Company

Disclosure Schedule identifies any loan or extension of credit maintained by the Company to which the second sentence of Section 13(k)(1) of the Exchange Act applies.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES
OF THE PARENT AND THE MERGER SUB

        The Parent and the Merger Sub each represents and warrants to the Company as follows:

        4.1    Organization, Standing and Power.     Each of the Parent and the Merger Sub is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of its incorporation, has all requisite corporate power and authority to own, lease and operate its properties and assets and to carry on its business as now being conducted, and is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction where the failure to be so qualified or in good standing, individually or in the aggregate, would not reasonably be expected to materially impair the ability of the Parent or the Merger Sub to consummate the transactions contemplated hereunder.

        4.2    Authority; No Conflict; Required Filings and Consents.

        (a)   Each of the Parent and the Merger Sub has all requisite corporate power and authority to enter into this Agreement, perform its obligations hereunder and to consummate the Merger and the other transactions contemplated by this Agreement. The execution and delivery of this Agreement by the Parent and the Merger Sub and the consummation by the Parent and the Merger Sub of the Merger and the other transactions contemplated by this Agreement have been duly authorized by all necessary corporate action on the part of each of the Parent and the Merger Sub (other than the adoption of this Agreement by the Parent in its capacity as the sole stockholder of the Merger Sub, which shall occur prior to the Closing Date). This Agreement has been duly executed and delivered by each of the Parent and the Merger Sub and constitutes the valid and binding obligation of each of the Parent and the Merger Sub, enforceable in accordance with its terms.

        (b)   The execution and delivery of this Agreement by each of the Parent and the Merger Sub do not, and the consummation by the Parent and the Merger Sub of the Merger and the other transactions contemplated by this Agreement shall not, (i) conflict with, or result in any violation or breach of, any provision of the charter or By-laws of the Parent or the Merger Sub, (ii) conflict with, or result in any violation or breach of, or constitute (with or without notice or lapse of time, or both) a default (or give rise to a right of termination, cancellation or acceleration of any obligation or loss of any material benefit) under, or require a consent or waiver under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, contract or other agreement, instrument or obligation to which the Parent or the Merger Sub is a party or by which either of them or any of their properties or assets may be bound, or (iii) subject to compliance with the requirements specified in clauses (i) through (iv) of Section 4.2(c), conflict with or violate any permit, concession, franchise, license, judgment, injunction, order, decree, statute, law, ordinance, rule or regulation applicable to the Parent or the Merger Sub or any of their properties or assets, except in the case of clauses (ii) and (iii) of this Section 4.2(b) for any such conflicts, violations, breaches, defaults, terminations, cancellations, accelerations or losses which, individually or in the aggregate, would not reasonably be expected to materially impair the ability of the Parent or the Merger Sub to consummate the transactions contemplated hereunder.

        (c)   No consent, approval, license, permit, order or authorization of, or registration, declaration, notice or filing with any Governmental Entity is required by or with respect to the Parent or the Merger Sub in connection with the execution and delivery of this Agreement or the consummation by the Parent or the Merger Sub of the Merger or any of the other transactions contemplated by this

Agreement, except for (i) the pre-merger notification requirements under the HSR Act and any other applicable foreign antitrust or competition laws, (ii) the filing of the Certificate of Merger with the Delaware Secretary of State and appropriate corresponding documents with the appropriate authorities of other states in which the Company is qualified as a foreign corporation to transact business, (iii) required filings under the Securities Act and the Exchange Act, (iv) such consents, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable "takeover" or state securities laws, and (v) such consents, approvals, licenses, permits, orders, authorizations, registrations, declarations, notices and filings, the failure of which to make or obtain would not, individually or in the aggregate, reasonably be expected to materially impair the ability of the Parent or the Merger Sub to consummate the transactions contemplated hereunder.

        4.3    Information Provided.     The information to be supplied by or on behalf of the Parent specifically for inclusion in the Proxy Statement to be sent to the stockholders of the Company in connection with the Company Meeting shall not, on the date the Proxy Statement is first mailed to stockholders of the Company, at the time of the Company Meeting or at the Effective Time, contain any statement which, at such time and in light of the circumstances under which it shall be made, is false or misleading with respect to any material fact, or omit to state any material fact necessary in order to make the statements made in the Proxy Statement not false or misleading; or omit to state any material fact necessary to correct any statement in any earlier communication with respect to the solicitation of proxies for the Company Meeting which has become false or misleading. If at any time prior to the Company Meeting any fact or event relating to the Parent or any of its Affiliates which should be set forth in a supplement to the Proxy Statement should be discovered by the Parent or should occur, the Parent shall, promptly after becoming aware thereof, inform the Company of such fact or event.

        4.4    Interim Operations of the Merger Sub.     The Merger Sub was formed solely for the purpose of engaging in the transactions contemplated by this Agreement, has not engaged in any other business activities and has conducted its operations only as contemplated hereby.

        4.5    Brokers.     No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the Merger based upon arrangements made by or on behalf of the Parent, the Merger Sub or any of their respective Subsidiaries or Affiliates, except Bank of America Merrill Lynch and Rothschild Inc., whose fees and expenses shall be paid by the Parent.

        4.6    Absence of Litigation.     As of the date of this Agreement, there is no action pending or, to the knowledge of the Parent, threatened against the Parent or any of its subsidiaries or any of its or their respective properties or assets that would reasonably be expected to materially impair the ability of the Parent or the Merger Sub to consummate the transactions contemplated hereunder. As of the date of this Agreement, none of the Parent or its subsidiaries is subject to any order, judgment, writ, injunction or decree that would, individually or in the aggregate, reasonably be expected to materially impair the ability of the Parent or the Merger Sub to consummate the transactions contemplated hereunder.

        4.7    Availability of Funds.     At the Effective Time, the Parent and the Merger Sub will have available the funds necessary to purchase all the shares of Company Common Stock pursuant to the Merger and to pay all fees and expenses payable by the Parent or the Merger Sub in connection with the transactions contemplated by this Agreement.

        4.8    Not An Interested Person.     Neither Parent nor the Merger Sub is an "interested stockholder" as defined in Section 203 of the DGCL.

        4.9    Other Agreement and Understandings.     As of the date hereof, none of the Parent, the Merger Sub or any controlled affiliate of the Parent is a party to any written agreement with any director or executive officer of the Company.

 ARTICLE V

CONDUCT OF BUSINESS

        5.1    Conduct Prior to Effective Time.     Except as expressly consented to in writing by the Parent, which consent shall not be unreasonably withheld, delayed or conditioned, or except as expressly required by the terms of this Agreement, from and after the date of this Agreement until the earlier of the termination of this Agreement in accordance with its terms or the Effective Time, the Company shall, and shall cause each of its Subsidiaries to, act and carry on its business in the usual, regular and ordinary course in substantially the same manner as previously conducted, pay its debts and Taxes and perform its other obligations when due (subject to good faith disputes over such debts, Taxes or obligations), comply in all material respects with all applicable laws, rules and regulations, and use reasonable best efforts, consistent with past practices, to maintain and preserve its and each of its Subsidiaries' business organization, assets, and properties, keep available the services of its present officers and employees and preserve its advantageous business relationships with customers, strategic partners, suppliers, distributors and others having business dealings with it to the end that its goodwill and ongoing business shall be unimpaired at and after the Effective Time. Without limiting the generality of the foregoing, from and after the date of this Agreement until the earlier of the termination of this Agreement in accordance with its terms or the Effective Time, except as specifically set forth in Section 5.1 of the Company Disclosure Schedule or as expressly required by this Agreement, the Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, do any of the following without the prior written consent of the Parent (which shall not be unreasonably withheld or delayed in the case of a request for consent pursuant to clause (ii) of Section 5.1(b)):

        (a)   (i) declare, set aside or pay any dividends on, or make any other distributions (whether in cash, securities or other property) in respect of, any of its capital stock (other than dividends and distributions by a direct or indirect wholly owned Subsidiary of the Company to its parent); (ii) split, combine or reclassify any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock or any of its other securities; or (iii) purchase, redeem or otherwise acquire any shares of its capital stock or any other securities or any rights, warrants or options to acquire any such shares or other securities except, in the case of this clause (iii), for (A) the acquisition of shares of Company Common Stock from holders of Company Stock Options in full or partial payment of the exercise price payable by such holder upon exercise of Company Stock Options to the extent required under the terms of such Company Stock Options as in effect on the date hereof; or (B) from former employees, directors and consultants in accordance with agreements as in effect on the date hereof providing for the repurchase of shares in connection with any termination of services to the Company or any of its Subsidiaries;

        (b)   issue, deliver, sell, grant, pledge or otherwise dispose of or encumber any shares of its capital stock, any other voting securities or any securities convertible into or exchangeable for, or any rights, warrants or options to acquire, any such shares, voting securities or convertible or exchangeable securities, other than (i) the issuance of shares of Company Common Stock upon the exercise of Company Stock Options or Company Warrants or the vesting of RSUs outstanding on the date of this Agreement in accordance with their present terms or granted pursuant to clause (ii) of this Section 5.1(b), and (ii) grants of Company Stock Options to purchase shares of Company Common Stock pursuant to the Company Stock Plan, in an aggregate amount not in excess of $200,000 in value calculated using the same methodology as currently employed by the Company for purposes of its financial statements, which grants shall be in an amount per person consistent with the Company's past practices for the applicable position, at an exercise price equal to the fair market value of the Company Common Stock on the date of grant and otherwise on terms used in the Ordinary Course of Business;

        (c)   amend its certificate of incorporation, by-laws or other comparable charter or organizational documents, except as expressly provided by this Agreement;

        (d)   acquire (i) by merging or consolidating with, or by purchasing all or a substantial portion of the assets or any stock of, or by any other manner, any business or any corporation, partnership, joint venture, limited liability company, association or other business organization or division thereof or (ii) any assets that are material, in the aggregate, to the Company and its Subsidiaries, taken as a whole, except purchases of inventory and components in the Ordinary Course of Business;

        (e)   except in the Ordinary Course of Business, sell, lease, license, pledge, or otherwise dispose of or encumber any properties or assets of the Company or of any of its Subsidiaries;

        (f)    whether or not in the Ordinary Course of Business, sell, dispose of, license, or otherwise transfer any assets material to the Company and its Subsidiaries, taken as a whole (including any accounts, leases, contracts or Intellectual Property or any assets or the stock of any Subsidiaries);

        (g)   amend, terminate, or grant any waiver of any provision of, or redeem the rights issued under, the Company Rights Agreement or adopt or implement any other stockholder rights plan;

        (h)   except for a confidentiality agreement as permitted by Section 6.1, enter into an agreement with respect to any merger, consolidation, liquidation or business combination, or any acquisition or disposition of all or substantially all of the assets or securities of the Company or any of its Subsidiaries;

        (i)    (i) incur or suffer to exist any indebtedness for borrowed money other than such indebtedness which existed as of June 30, 2011 as reflected on the Company Balance Sheet or extensions thereof, or guarantee any such indebtedness of another person, (ii) issue, sell or amend any debt securities or warrants or other rights to acquire any debt securities of the Company or any of its Subsidiaries, guarantee any debt securities of another person, enter into any "keep well" or other agreement to maintain any financial statement condition of another person or enter into any arrangement having the economic effect of any of the foregoing, (iii) make any loans, advances (other than routine advances to employees of the Company in the Ordinary Course of Business) or capital contributions to, or investments in, any other person, other than the Company or any of its direct or indirect wholly owned Subsidiaries, or (iv) enter into any hedging agreement or other financial agreement or arrangement designed to protect the Company or its Subsidiaries against fluctuations in commodities prices, exchange rates or interest rates;

        (j)    make any individual capital expenditure or other expenditure with respect to property, plant or equipment in excess of $200,000, or make capital expenditures or other expenditures with respect to property, plant or equipment in excess of $1,000,000 in the aggregate for the Company and its Subsidiaries, taken as a whole;

        (k)   make any change in accounting methods, principles or practices, except insofar as may have been required by a change in GAAP or, except as so required, change any assumption underlying, or method of calculating, any bad debt, contingency or other reserve;

        (l)    pay, discharge, settle or satisfy any claims, liabilities or obligations (whether absolute, accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge or satisfaction, in the Ordinary Course of Business or in accordance with their terms as in effect on the date of this Agreement, of claims, liabilities or obligations (A) reflected or reserved against in, or contemplated by, the most recent consolidated financial statements (or the notes thereto) of the Company included in the Company SEC Reports filed prior to the date of this Agreement (to the extent so reflected or reserved against) or (B) incurred since the date of such financial statements in the Ordinary Course of Business;

        (m)  modify, amend or terminate any Company Material Contract, or knowingly waive, release or assign any material rights or claims (including any write-off or other compromise of any accounts receivable of the Company or any of its Subsidiaries);

        (n)   (i) enter into any material contract or agreement, (ii) enter into any agreement with any customer that is not terminable (or that does not terminate by its terms) within two years after the date hereof without prepayment or penalty, or (iii) license any material Intellectual Property to or from any third party;

        (o)   except as required to comply with Sections 6.11, 6.12, 6.13 or 6.14 of this Agreement or with applicable law or agreements, plans or arrangements existing on the date hereof and disclosed in Section 5.1(o) of the Company Disclosure Schedule, (i) take any action with respect to, adopt, enter into, terminate or amend any employment, severance or similar agreement or benefit plan for the benefit or welfare of any current or former director, officer, employee or consultant or any collective bargaining agreement, (ii) increase the compensation or fringe benefits of, or pay any bonus to, any director, officer, employee or consultant (except for annual salary increases for non-officer employees in the Ordinary Course of Business not to exceed $100,000 in the aggregate for all such employees and $10,000 for any individual employee), (iii) amend or accelerate the payment, right to payment or vesting of any compensation or benefits, including any outstanding options or restricted stock units, (iv) pay any material benefit not provided for as of the date of this Agreement under any benefit plan, (v) grant any awards under any bonus, incentive, performance or other compensation plan or arrangement or benefit plan, including the grant of stock options, stock appreciation rights, stock based or stock related awards, performance units or restricted stock, or the removal of existing restrictions in any benefit plans or agreements or awards made thereunder, except as permitted pursuant to Section 5.1(b), or (vi) take any action other than in the Ordinary Course of Business to fund or in any other way secure the payment of compensation or benefits under any employee plan, agreement, contract or arrangement or benefit plan;

        (p)   hire any new employee, other than employees hired on an "at will" basis to fill the positions set forth on Section 5.1(p) of the Company Disclosure Schedule or to fill any position below the level of "director" existing as of the date of this Agreement that becomes vacant following the date of this Agreement;

        (q)   make or rescind any material Tax election, settle or compromise any material Tax liability or amend any Tax return in any material respect;

        (r)   initiate, compromise or settle any material litigation or arbitration proceeding, or any actual or threatened litigation arising out of or in connection with the Merger or any of the other transactions contemplated by this Agreement;

        (s)   open or close any facility or office;

        (t)    fail to maintain insurance at levels substantially comparable to levels existing as of the date of this Agreement;

        (u)   fail to pay accounts payable and other obligations in the Ordinary Course of Business;

        (v)   enter into, approve or recommend (or propose publicly to approve or recommend), or permit any of the Company's controlled Affiliates to enter into, any agreement requiring, or reasonably expected to cause, the Company to abandon, terminate, delay or fail to consummate, or that would otherwise impede, interfere or be inconsistent with, the Merger or any of the other transactions contemplated by this Agreement or requiring, or reasonably expected to cause, the Company to fail to comply with this Agreement; provided, however, that the Company may, without the prior written consent of Parent, (A) enter into a confidentiality agreement with a third party in the circumstances and in accordance with the terms and conditions described in Section 6.1, and (B) enter into a definitive agreement providing for the implementation of a Superior Proposal in the circumstances and in accordance with the terms and conditions described in Section 8.1(d)(ii);

        (w)  convene any annual or special meeting of the Company's stockholders other than as expressly required by Section 6.5; or

        (x)   authorize any of, or commit or agree, in writing or otherwise, to take any of, the foregoing actions.

        5.2    Confidentiality.     The parties acknowledge that the Parent and the Company have previously executed a confidentiality agreement, dated as of June 13, 2011 (the "Confidentiality Agreement"), which Confidentiality Agreement shall continue in full force and effect in accordance with its terms.

ARTICLE VI

ADDITIONAL AGREEMENTS

        6.1    No Solicitation.

        (a)   Except as set forth in this Section 6.1, the Company shall not, nor shall it authorize or permit any of its Subsidiaries or any of its or their directors, officers, employees, investment bankers, attorneys, accountants or other advisors, agents or representatives (such directors, officers, employees, investment bankers, attorneys, accountants, other advisors, agents and representatives, collectively, "Representatives") to directly or indirectly:

          (i)    solicit, initiate, propose, knowingly encourage or knowingly facilitate any inquiries or the making of any proposal or offer that constitutes, or may reasonably be expected to lead to, any Acquisition Proposal, including (A) approving any transaction under Section 203 of the DGCL, (B) approving any person becoming an "interested stockholder" under Section 203 of the DGCL and (C) amending or granting any waiver or release under any standstill or similar agreement with respect to any Company Common Stock; or

          (ii)   enter into, continue or otherwise participate in any communications, discussions or negotiations regarding, furnish to any person any information or data with respect to, assist or participate in any effort or attempt by any person with respect to, or otherwise cooperate in any way with, any Acquisition Proposal.

Notwithstanding the foregoing, prior to the receipt of the Company Stockholder Approval (the "Specified Time"), the Company may, to the extent failure to do so would be inconsistent with the fiduciary obligations of the Company Board under applicable law, as reasonably determined in good faith by the Company Board after consultation with outside counsel, in response to a bona fide, unsolicited written Acquisition Proposal made or received after the date of this Agreement that the Company Board reasonably determines in good faith after consultation with outside counsel and the Financial Advisor or another nationally recognized independent financial advisor is, or is reasonably likely to lead to, a Superior Proposal, in each case that did not result from a breach by the Company of this Section 6.1, and not earlier than three business days after providing the notice contemplated by 6.1(c), (x) furnish information or data with respect to the Company to the person making such Acquisition Proposal and its Representatives pursuant to a customary confidentiality agreement not less restrictive of the other party than the Confidentiality Agreement and (y) participate in discussions or negotiations with such person and its Representatives regarding such Acquisition Proposal. Without limiting the foregoing, it is agreed that any violation of the restrictions set forth in this Section 6.1(a) by any Representative of the Company or any of its Subsidiaries, whether or not such person is purporting to act on behalf of the Company or otherwise, shall be deemed to be a breach of this Section 6.1(a) by the Company.

        (b)   Neither the Company Board nor any committee thereof shall:

          (i)    except as set forth in this Section 6.1(b), withhold, withdraw, qualify or modify, or propose to withhold, withdraw, qualify or modify, in a manner adverse to the Parent or the Merger Sub, the approval or recommendation by the Company Board or any such committee of this Agreement or the Merger;

          (ii)   cause or permit the Company to enter into any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement or similar agreement (an "Acquisition Agreement") constituting or relating to, or that could reasonably be expected to lead to, any Acquisition Proposal (other than a confidentiality agreement referred to in 6.1(a) entered into in the circumstances referred to in 6.1(a)); or

          (iii)  adopt, approve or recommend, or propose to adopt, approve or recommend, any Acquisition Proposal.

Notwithstanding the foregoing, provided the Company shall not have breached its obligations under Section 6.1(a), the Company Board may withdraw or modify the recommendation by the Company Board or any committee thereof of this Agreement or the Merger in circumstances where the Company Board has determined that a Superior Proposal is outstanding, if (A) (1) the Company Board reasonably determines in good faith, after consultation with outside counsel and the Financial Advisor or another nationally recognized independent financial advisor, that to do otherwise would be inconsistent with the fiduciary obligations of the Company Board under applicable law, but only at a time that is prior to the Specified Time and is after the fifth business day following the Parent's receipt of written notice (an "Adverse Recommendation Notice") advising the Parent that the Company Board desires to withdraw or modify the recommendation (and the manner and timing in which it intends to do so) (such five business day period, the "Notice Period"), and (2) the Company provides the Parent with a reasonable opportunity to make adjustments in the terms and conditions of this Agreement and negotiates in good faith with the Parent with respect thereto during the Notice Period, in each case as would enable the Company Board or committee thereof to proceed with its recommendation in favor of this Agreement or the Merger, and (B) (1) such withdrawal is due to the existence of a Superior Proposal, and the Company has complied with the requirements of Section 6.1(c), including specifying the material terms and conditions of such Superior Proposal and identifying the person making such Superior Proposal, and (2) the Parent shall not have, at or prior to the end of the Notice Period, made an offer or proposal that the Company Board determines in good faith (after consultation with its financial and legal advisors) to be at least as favorable to the Company's stockholders from a financial point of view as such Superior Proposal. Any material changes to the financial terms or any material change to other material terms of such Superior Proposal occurring prior to the Company Board's effecting a Company Adverse Recommendation Change pursuant to this Section 6.1(b) shall require the Company to provide to the Parent a new Adverse Recommendation Notice and a new Notice Period and to comply with the requirements of this Section 6.1(b) with respect to each such Adverse Recommendation Notice. In addition, and notwithstanding the foregoing, at any time prior to the Specified Time, the Company Board may in response to a material development or change in circumstances occurring or arising after the date hereof that was neither known to the Company Board nor reasonably foreseeable as of or prior to the date hereof (and not relating to any Acquisition Proposal) (such material development or change in circumstances, an "Intervening Event"), withdraw or modify its recommendation of this Agreement or the Merger if the Company Board has concluded in good faith, after consultation with its outside counsel and the Financial Advisor or another nationally recognized independent financial advisor, that, in light of such Intervening Event, failure to withdraw or modify its recommendation of this Agreement or the Merger would be inconsistent with its fiduciary obligations under applicable law; provided that, the Company Board shall not be entitled to take such action pursuant to this sentence unless the Company has (x) provided to the Parent at least five business days' prior written notice (unless the Intervening Event arises fewer than five business days prior to the Specified Time, in which case such period shall the number of business days prior to the Specified Time) advising the Parent that the Company Board intends to take such action and specifying the reasons therefor in reasonable detail and (y) during such five business day period, if requested by the Parent, engaged in good faith negotiations with the Parent to amend this Agreement in such a manner that obviates the need for taking such action as a result of the Intervening Event. Any Company Adverse Recommendation Change shall not change the approval of this Agreement or any other approval of the Company Board, including in any respect that would have the effect of causing any state (including Delaware) corporate takeover statute or other similar statute to be applicable to the transactions contemplated hereby or thereby, including the Merger.

        (c)   The Company shall promptly advise the Parent orally, with written confirmation to follow within 24 hours, of any Acquisition Proposal or any request for nonpublic information in connection with any Acquisition Proposal, or any inquiry with respect to or that may reasonably be expected to lead to any Acquisition Proposal, the material terms and conditions of any such Acquisition Proposal or inquiry and the identity of the person making any such Acquisition Proposal or inquiry. The Company shall (i) keep the Parent fully informed, on a current basis, of the status and material details (including any material change to the terms) of any such Acquisition Proposal or inquiry, (ii) provide to the Parent as soon as practicable (and in any event within 24 hours) after receipt or delivery thereof copies of all correspondence and other written material sent or provided to the Company or its Representatives, including those provided by electronic mail, from any third party in connection with any Acquisition Proposal or sent or provided by the Company or its Representatives to any third party in connection with any Acquisition Proposal and (iii) if the Parent shall make a counterproposal, consider in good faith the terms of such counterproposal. Contemporaneously with providing any information to a third party in connection with any such Superior Proposal or inquiry, the Company shall furnish a copy of such information to the Parent.

        (d)   Nothing contained in Section 6.1 shall be deemed to prohibit the Company from taking and disclosing to its stockholders a position with respect to a tender offer contemplated by Rule 14e-2(a) promulgated under the Exchange Act or from making any required disclosure to the Company's stockholders if, in the good faith judgment of the Company Board, after consultation with outside counsel, failure so to disclose would be inconsistent with its obligations under applicable law; provided, however, that, in no event shall the Company Board or any committee thereof take, or agree or resolve to take, any action prohibited by Section 6.1(b).

        (e)   The Company shall, and shall cause its Subsidiaries and its and their Representatives to, cease immediately all communications, discussions and negotiations regarding any proposal that constitutes, or may reasonably be expected to lead to, an Acquisition Proposal. The Company shall use reasonable best efforts to have all copies of all nonpublic data and information it or its Subsidiaries and its and their Representatives have distributed on or prior to the date of this Agreement to other potential purchasers returned to the Company as soon as possible.

        (f)    The Company agrees to enforce or cause to be enforced each confidentiality, "standstill" or similar agreement to which the Company or any Subsidiary of the Company is a party at the request of the Parent, including by seeking specific performance of, or injunctive or other equitable relief under, any such agreements.

        (g)   For purposes of this Agreement:

        "Acquisition Proposal" means (i) any inquiry, proposal or offer for a merger, consolidation, dissolution, sale of substantial assets, tender offer, recapitalization, share exchange or other business combination however effected involving the Company or any of its Subsidiaries, (ii) any proposal for the issuance by the Company or any of its Subsidiaries of over 15% of its equity securities or (iii) any proposal or offer to acquire in any manner, directly or indirectly, over 15% of the equity securities or consolidated total assets of the Company and its Subsidiaries, in each case other than the Merger and the other transactions contemplated by this Agreement.

        "Superior Proposal" means any unsolicited, bona fide written proposal made by a third party which, if consummated, would result in such third party owning all the equity securities or assets of the Company, pursuant to a tender or exchange offer, a merger, consolidation, share exchange, other business combination however to be effected or a sale of its assets, (i) on terms which the Company Board determines in its good faith judgment to be more favorable from a financial point of view to the holders of Company Common Stock than the Merger and the other transactions contemplated by this Agreement (after consultation with a nationally recognized independent financial advisor), taking into account all the terms and conditions of such proposal and this Agreement (including any proposal by the Parent to amend the terms of this Agreement) and (ii) that is reasonably capable of being completed on the terms proposed, taking into account all financial, regulatory, legal and other aspects of such proposal, including the nature of any financing arrangements made or to be undertaken by the third party as part of such proposal.

        6.2    Proxy Statement.     As promptly as reasonably practicable after the execution of this Agreement, and not later than September 20, 2011, the Company, in cooperation with the Parent, shall prepare and file with the SEC the Proxy Statement. The Company shall respond to any comments of the SEC or its staff as promptly as practicable and shall cause the Proxy Statement to be mailed to its stockholders on or prior to the third business day after the resolution of any such comments or, if the SEC does not deliver any such comments on or before the tenth calendar day following the filing of the Proxy Statement, on or prior to the third business day following such tenth calendar day. The Company shall notify the Parent promptly upon the receipt of any comments from the SEC or its staff or any other government officials and of any request by the SEC or its staff or any other government officials for amendments or supplements to the Proxy Statement and shall supply the Parent with copies of all correspondence between the Company or any of its representatives, on the one hand, and the SEC, or its staff or any other government officials, on the other hand, with respect to the Proxy Statement. The Company shall use reasonable best efforts to cause all documents that it is responsible for filing with the SEC or other regulatory authorities under this Section 6.2 to comply in all material respects with all applicable requirements of law and the rules and regulations promulgated thereunder. Notwithstanding the foregoing, prior to filing or mailing the Proxy Statement (or any amendment or supplement thereto) or responding to any comments of the SEC with respect thereto, the Company (i) shall provide the Parent an opportunity to review and comment on such document or response, (ii) shall include in such document or response all comments reasonably proposed by the Parent and (iii) shall not file or mail such document, or respond to the SEC, prior to receiving the approval of the Parent, which approval shall not be unreasonably withheld, conditioned or delayed. Whenever any event occurs which is required to be set forth in an amendment or supplement to the Proxy Statement, the Parent or the Company, as the case may be, shall promptly inform the other of such occurrence and cooperate in filing with the SEC or its staff or any other government officials, and/or mailing to stockholders of the Company, such amendment or supplement.

        6.3    Nasdaq Quotation.     The Company agrees to use reasonable best efforts to continue the quotation of the Company Common Stock on The Nasdaq Stock Market during the term of this Agreement.

        6.4    Access to Information.     The Company shall, and shall cause each of its Subsidiaries and the Company's and such Subsidiaries' Representatives to, afford to the Parent and its Representatives complete access, at all reasonable times and upon reasonable prior notice, during the period prior to the Effective Time, to all of the Company's and any of its Subsidiaries' properties, books, records, contracts, commitments and personnel and shall furnish the Parent all financial, operating and other data and information as the Parent may reasonably request. Unless otherwise required by law, the Parent will hold any such information which is nonpublic in confidence in accordance with the

Confidentiality Agreement. Without limiting the generality of the foregoing, the Company shall, within two business days of any request therefor, provide to the Parent the information described in Rule 14a-7(a)(2)(ii) under the Exchange Act and any information to which a holder of Company Common Stock would be entitled under Section 220 of the DGCL (assuming such holder met the requirements of such section). The Company shall use reasonable best efforts to secure for the Company access to and copies of the workpapers of its independent public accountants. No information or knowledge obtained in any investigation pursuant to this Section or otherwise shall affect or be deemed to modify any representation or warranty contained in the Agreement or the conditions to the obligations of the parties to consummate the Merger.

        6.5    Stockholders Meeting.     Subject to the terms and conditions of this Agreement, the Company, acting through the Company Board, shall take all actions in accordance with applicable law, its Certificate of Incorporation and By-laws and the rules of The Nasdaq Stock Market to promptly and duly fix a record date for, call, give notice of, convene and hold as promptly as practicable, and not later than the 30th calendar day immediately following the date of the mailing of the Proxy Statement absent any legal restraint that prevents such action, the Company Meeting for the purpose of considering and voting upon the Company Voting Proposal. Without limiting the generality of the foregoing, and subject to Section 6.1, the Company agrees that its obligations pursuant to this Section 6.5 shall not be affected by the commencement, public proposal, public disclosure or communication to the Company or any other person of any Acquisition Proposal. Subject to Section 6.1, (a) the Company Board shall recommend adoption of the Company Voting Proposal by the stockholders of the Company and include such recommendation in the Proxy Statement and (b) the Company Board shall not withhold, withdraw or modify, or propose or resolve to withhold, withdraw or modify in a manner adverse to the Parent, the recommendation of the Company Board that the Company's stockholders vote in favor of the Company Voting Proposal. Subject to Section 6.1, the Company shall take all action that is both reasonable and lawful to solicit from its stockholders proxies in favor of the Company Voting Proposal and shall take all other action reasonably necessary or advisable to secure the vote of the stockholders of the Company required by the rules of The Nasdaq Stock Market or the DGCL to obtain such approvals. Notwithstanding anything to the contrary contained in this Agreement, the Company, after consultation with the Parent, may or, if requested by the Parent, shall adjourn or postpone the Company Meeting to the extent necessary to ensure that any required supplement or amendment to the Proxy Statement is provided to the Company's stockholders or, if as of the time for which the Company Meeting is originally scheduled (as set forth in the Proxy Statement), there are insufficient affirmative votes to duly authorize the Company Voting Proposal.

        6.6    Legal Conditions to the Merger.

        (a)   Subject to the terms hereof, including Section 6.6(b), the Company and the Parent shall each use its reasonable best efforts to (i) take, or cause to be taken, all actions, and do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective the transactions contemplated hereby as promptly as practicable, (ii) as promptly as practicable, obtain from any Governmental Entity or any other third party any consents, licenses, permits, waivers, approvals, authorizations, or orders required to be obtained or made by the Company or the Parent or any of their Subsidiaries in connection with the authorization, execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, (iii) as promptly as practicable (and, in the case of the Pre-Merger Notification and Report Form filed pursuant to the HSR Act, in any event within ten business days), make all necessary filings, and thereafter make any other required submissions, with respect to this Agreement and the Merger required under (A) the Securities Act and the Exchange Act, and any other applicable federal or state securities laws, (B) the HSR Act and any related governmental request thereunder, and (C) any other applicable law and (iv) execute or deliver any additional instruments reasonably necessary to consummate the transactions contemplated by, and to fully carry out the purposes of, this Agreement.

The Company and the Parent shall cooperate with each other in connection with the making of all such filings and shall use their respective reasonable best efforts to furnish to each other all information required for any application or other filing to be made pursuant to the rules and regulations of any applicable law (including all information required to be included in the Proxy Statement) in connection with the Merger and the other transactions contemplated by this Agreement. For the avoidance of doubt, the Parent and the Company agree that nothing contained in this Section 6.6(a) shall modify or affect their respective rights and responsibilities under Section 6.6(b).

        (b)   Subject to the terms hereof, the Parent and the Company agree, and shall cause each of their respective Subsidiaries, to cooperate and to use their respective reasonable best efforts to obtain any government clearances or approvals required for Closing under the HSR Act, the Sherman Antitrust Act, as amended, the Clayton Act, as amended, the Federal Trade Commission Act, as amended, and any other federal, state or foreign law or, regulation or decree designed to prohibit, restrict or regulate actions for the purpose or effect of monopolization or restraint of trade (collectively "Antitrust Laws"), and to respond to any government requests for information under any Antitrust Law. The parties hereto will consult and cooperate with one another, and consider in good faith the views of one another, in connection with any analyses, appearances, presentations, memoranda, briefs, arguments, opinions and proposals made or submitted by or on behalf of any party hereto in connection with proceedings under or relating to any Antitrust Law. The Parent shall be entitled to direct any proceedings or negotiations with any Governmental Entity relating to any of the foregoing, provided that it shall afford the Company a reasonable opportunity to participate therein. Notwithstanding anything in this Agreement to the contrary, neither the Parent nor any of its Affiliates shall be under any obligation to (i) make proposals, execute or carry out agreements or submit to orders providing for the sale or other disposition or holding separate (through the establishment of a trust or otherwise) of any assets of the Parent or any of its Affiliates or the Company or any of its Affiliates or the holding separate of the shares of Company Common Stock (or shares of stock of the Surviving Corporation) or imposing or seeking to impose any limitation on the ability of the Parent or any of its Affiliates to conduct their business or own such assets or to acquire, hold or exercise full rights of ownership of the shares of Company Common Stock (or shares of stock of the Surviving Corporation) or (ii) take any action under this Section if the United States Department of Justice or the United States Federal Trade Commission authorizes its staff to seek a preliminary injunction or restraining order, or otherwise initiate administrative litigation, to enjoin consummation of the Merger.

        (c)   The Company shall confer with the Parent on a regular and frequent basis as reasonably requested by the Parent concerning operational matters and promptly advise the Parent orally and in writing of any change or event having, or which, insofar as reasonably can be foreseen, could result in, individually or in the aggregate, a Company Material Adverse Effect. The Company shall promptly provide to the Parent (or its counsel) copies of all filings made by the Company with any Governmental Entity in connection with this Agreement and the transactions contemplated hereby.

        (d)   Neither the Company nor any of its Affiliates shall make any settlement offers or, except as directed by the Parent, negotiate any consent decree or consent order with any Governmental Entity relating to the Merger or any of the other transactions contemplated by this Agreement. The Parent alone shall be responsible for making any settlement offers and negotiating any consent decree or consent order with any Governmental Entity relating to the Merger and the other transactions contemplated by this Agreement. Parent shall promptly communicate to the Company if any Governmental Entity suggests or proffers any settlement, consent decree or consent order, including the material terms thereof (and any written documentation provided by such Governmental Entity reflecting the same). The Parent may accept or reject any settlement, consent decree or consent order proposed by any Governmental Entity in its sole discretion.

        (e)   Without limiting the generality of Section 6.2(a), if any "fair price" or "control share acquisition" or "anti-takeover" statute, or other similar statute or regulation or any state "blue sky"

statute shall become applicable to the Merger or any of the other transactions contemplated by this Agreement or by the Company Stockholder Agreement, the Company and the Company Board shall grant such approvals and take such actions as are reasonably necessary so that the transactions contemplated hereby and thereby may be consummated as promptly as practicable on the terms contemplated hereby and thereby, and otherwise act to minimize the effects of such statute or regulation on the transactions contemplated hereby or thereby.

        6.7    Notification of Certain Matters.

        (a)   The Company shall give prompt notice to the Parent if, at any time (i) any Change occurs or exists that would result in any representation or warranty of the Company contained in this Agreement that is qualified as to materiality or Company Material Adverse Effect not being true and accurate in any respect as if such representation or warranty were made at such time, or any such representation or warranty that is not so qualified not being true and accurate in any material respect as if such representation or warranty were made at such time, or (ii) the Company fails to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it under this Agreement; provided, however, that no such notification shall be deemed to cure any breach or otherwise affect the representations, warranties, covenants or agreements of the Company or the conditions to the obligations of the parties hereunder. Without limiting the foregoing, the Company shall, within 24 hours after it has notice of any of the following, notify the Parent of:

          (i)    any notice or other communication from any person alleging that the consent of such person is or may be required in connection with the Merger or any of the other transactions contemplated by this Agreement;

          (ii)   any notice or other communication from any Governmental Entity in connection with the Merger or any of the other transactions contemplated by this Agreement; and

          (iii)  any actions, suits, claims, investigations or proceedings commenced or, to the best of its knowledge, threatened against, relating to or involving or otherwise affecting the Company or any of its Subsidiaries which, if pending on the date of this Agreement, would have been required to have been disclosed pursuant to this Agreement or which relate to the transactions contemplated hereby.

        (b)   The Parent shall give prompt notice to the Company if, at any time (i) any Change occurs or exists that would result in any representation or warranty of the Parent or the Merger Sub contained in this Agreement that is qualified as to materiality not being true and accurate in any respect as if such representation or warranty were made at such time, or any such representation or warranty that is not so qualified not being true and accurate in any material respect as if such representation or warranty were made at such time, or (ii) the Parent or the Merger Sub fails to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by them under this Agreement; provided, however, that no such notification shall be deemed to cure any breach or otherwise affect the representations, warranties, covenants or agreements of the Parent or the Merger Sub or the conditions to the obligations of the parties hereunder.

        6.8    Public Disclosure.     Except as may be required by law or stock market regulations, (a) the press release announcing the execution of this Agreement shall be issued only in such form as shall be mutually agreed upon by the Company and the Parent and (b) the Parent and the Company shall each use reasonable best efforts to consult with the other party before issuing, and provide each other with a reasonable opportunity to review and comment upon, any other press release or otherwise making any public statement with respect to the Merger, this Agreement or the transactions contemplated hereby.

        6.9    Indemnification.

        (a)   From and after the Effective Time, the Parent and the Merger Sub shall, to the fullest extent permitted by law, cause the Surviving Corporation, for a period of six years from the Effective Time, to honor all of the Company's obligations to indemnify and advance expenses, to hold harmless and to exculpate each present and former director and officer of the Company (the "Indemnified Parties"), against any costs or expenses (including attorneys' fees), judgments, fines, losses, claims, damages, liabilities or amounts paid in settlement incurred in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of or pertaining to matters existing or occurring at or prior to the Effective Time, whether asserted or claimed prior to, at or after the Effective Time, to the extent that such obligations to indemnify and hold harmless, advance expenses or exculpate exist on the date of this Agreement pursuant to the Company's certificate of incorporation, bylaws, or any agreement listed on Section 6.9(a) of the Company Disclosure Schedule.

        (b)   For a period of six years after the Effective Time, the Parent and the Merger Sub shall cause the Surviving Corporation to maintain (to the extent available in the market) in effect a directors' and officers' liability insurance policy covering those persons who are currently covered by the Company's directors' and officers' liability insurance policy (a complete and accurate copy of which has been made available to the Parent prior to the date of this Agreement) with coverage in amount and scope at least favorable to such persons as the Company's existing coverage; provided, that in no event shall the Parent or the Surviving Corporation be required to expend in excess of 200% per year of the annual premium currently paid by the Company for such coverage. At the Parent's option, the Parent may purchase prior to the Effective Time a six-year prepaid "tail policy" on terms and conditions providing not materially more favorable benefits as the current directors' and officers' liability insurance policy covering those persons who are currently covered by the Company's directors' and officers' liability insurance policy, in which case the Parent and the Merger Sub shall be relieved of their obligations pursuant to the immediately preceding sentence. The Company represents and warrants that the annual premium currently paid by the Company for directors' and officers' liability insurance coverage is as set forth on Section 6.9(b) of the Company Disclosure Schedule.

        (c)   The provisions of this Section 6.9 are intended to be in addition to the rights otherwise available to the current officers and directors of the Company by law, charter, statute, by-law or agreement, and shall operate for the benefit of, and shall be enforceable by, each of the Indemnified Parties, their heirs and their representatives.

        (d)   In the event that the Parent, the Surviving Corporation or any of their respective successors or assigns (i) consolidates or merges into any other person and shall not be the continuing or surviving corporation or entity in such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any person, then, and in either such case, if the Parent and the Surviving Corporation's successors and assigns do not assume all of the obligations set forth in this Section 6.9 by operation of law, then proper provision shall be made such that such successors and assigns assume such obligations. The agreements and covenants contained herein shall not be deemed to be exclusive of any other rights to which any Indemnified Party is entitled, whether pursuant to law, contract or otherwise. Nothing in this Agreement is intended to, shall be construed to or shall release, waive or impair any rights to directors' and officers' insurance claims under any policy that is or has been in existence with respect to the Company or any of its subsidiaries or their respective officers, directors and employees, it being understood and agreed that the indemnification provided for in this section is not prior to, or in substitution for, any such claims under any such policies.

        6.10    Employee Benefit Matters

        (a)   For a period of one year following the Effective Time, the Parent shall provide, or shall cause to be provided, to employees of the Company and its Subsidiaries as of the Effective Time to the extent such employees remain employed by the Surviving Corporation ("Company Employees") (i) a

base salary that is not less than the base salary of each such employee immediately prior to the Effective Time, except for Company Employees who are subject to the Company's existing change in control plans or who are covered by an individual change in control agreement, and (ii) cash incentive compensation and other employee benefits (excluding equity compensation plans) that are substantially comparable, in the aggregate, to the cash incentive compensation and other employee benefits provided to comparable employees of the Parent as of the Effective Time. In addition, for a period of six months following the Effective Time, Parent shall provide, or shall cause to be provided, to each Company Employee whose service with the Company is involuntarily terminated without cause during such six-month period severance benefits not less than the severance benefits provided to such Company Employee under the Company's severance practices in effect on the date of this Agreement, as set forth in Section 3.14(a) of the Company Disclosure Schedule.

        (b)   For all purposes (including purposes of vesting, eligibility to participate and level of benefits) under the employee benefit plans of the Parent and its Subsidiaries providing benefits to any Company Employees after the Effective Time (the "New Plans"), each Company Employee shall, subject to applicable law and applicable Tax qualification requirements, be credited with his or her years of service with the Company and its Subsidiaries and their respective predecessors before the Effective Time, to the same extent as such Company Employee was entitled, before the Effective Time, to credit for such service under any similar Company Employee Plan in which such Company Employee participated or was eligible to participate immediately prior to the Effective Time; provided that the foregoing shall not apply (i) to the extent that its application would result in a duplication of benefits, (ii) for purposes of any New Plan under which similarly-situated employees of the Parent and its Subsidiaries do not receive credit for prior service, and (iii) for purposes of any New Plan that is grandfathered or frozen, either with respect to level of benefits or participation. In addition, but subject to the proviso of the preceding sentence, (A) each Company Employee shall be immediately eligible to participate, without any waiting time, in any and all New Plans to the extent coverage under such New Plan is comparable to the Company Employee Plan in which such Company Employee participated immediately prior to the Effective Time (such plans, collectively, the "Old Plans"), (B) for purposes of each New Plan providing primarily medical, dental, pharmaceutical or vision benefits to any Company Employee (each, a "New Medical Plan"), the Parent shall cause all pre-existing condition exclusions and actively-at-work requirements of such New Plan to be waived for such Company Employee and his or her covered dependents, unless such conditions would not have been waived under an Old Plan of the Company or its Subsidiaries in which such Company Employee participated immediately prior to the Effective Time, and (C) in the event that a Company Employee commences participation in any New Medical Plan prior to January 1, 2012 or after March 31, 2012, Parent shall work in good faith and use its reasonable best efforts to cause such Company Employee and his or her covered dependents to be given credit under the New Medical Plan for amounts paid during the portion of the plan year of the Old Plan ending on the date such Company Employee's participation in the corresponding New Medical Plan begins, to the same extent as credit was given under the analogous Old Plan, for purposes of satisfying all deductible, coinsurance and maximum out-of-pocket requirements applicable to such Company Employee and his or her covered dependents for the applicable plan year as if such amounts had been paid in accordance with such New Medical Plan, to the extent information concerning such credit amounts is timely provided to the New Medical Plan in a commercially usable format and such crediting is administratively feasible. For the avoidance of doubt, no such credit shall be provided if the effective date of participation in the New Medical Plan is on or after January 1, 2012 and before April 1, 2012.

        (c)   The continued participation and coverage following the Effective Time under the Company Employee Plans shall be deemed to satisfy the obligations under Section 6.10(a) and (b) for the time period of such continued participation and coverage, it being understood that the Company Employees may commence participating in the employee benefit plans of the Parent on different dates following the Effective Time.

        (d)   Notwithstanding the foregoing provisions of this Section 6.10, the provisions of Sections 6.10(a) and (b) shall apply only with respect to Company Employees who are primarily employed in the United States. With respect to Company Employees not described in the preceding sentence, from and after the Effective Time, Parent shall, or shall cause the Company and its Subsidiaries to, comply with all applicable laws relating to employees and employee benefits matters applicable to such employees.

        (e)   Without limiting the generality of Section 9.4, the provisions of this Section 6.10 and of Section 6.11 and 6.14 are solely for the benefit of the parties to this Agreement, and no current or former director, officer, employee or any other individual associated therewith shall be regarded for any purpose as a third party beneficiary of this Agreement. Nothing contained in this Agreement shall (i) constitute or be deemed to be an amendment to any Company Benefit Plan or any other compensation or benefit plan, program or arrangement of the Company or any of its Subsidiaries for any purpose, (ii) guarantee employment for any period of time, or preclude the ability of Parent or the Surviving Corporation and its Subsidiaries to terminate any employee of the Company or any of its Subsidiaries for any reason, (iii) require Parent or the Company or any of their respective Subsidiaries to continue any Company Benefit Plan, or provide any employee benefits plans or arrangements, or (iv) prevent the amendment, modification or termination of any employee benefit plan or arrangement, in accordance with the terms thereof and applicable law.

        6.11    Treatment of Company Stock Options, RSUs and Company Stock Plans.

        (a)   Prior to the Effective Time, the Company shall take all steps necessary to cause all Company Stock Options, whether vested or unvested, that are outstanding immediately prior to the Effective Time to become fully vested and each such Company Stock Option to be cancelled, as of the Effective Time, in exchange for the right to receive an amount in cash (without interest and less any applicable Tax withholding in accordance with Section 2.2(g) with respect to such payment) determined by multiplying (x) the excess, if any, of the Merger Consideration over the applicable exercise price per share of such Company Stock Option by (y) the number of shares of Company Common Stock subject to such Company Stock Option (the "Option Consideration"). In the event that the exercise price of any Company Stock Option is equal to or greater than the Merger Consideration, the Company shall take such action as is required to cause such Company Stock Option to be cancelled for no consideration and to have no further force or effect from and after the Effective Time. At least 10 business days prior to the Effective Time, the Company shall provide the Parent and the Merger Sub with a schedule including the names of holders of Company Stock Options and the amount of Option Consideration to be paid to each such holder in respect of such Company Stock Options pursuant to this Section 6.11(a), which schedule shall be updated by the Company immediately prior to the Effective Time. Payment of the Option Consideration shall be made following the Effective Time in accordance with the Company's payroll practices and, to the extent practicable, as part of the payment made in respect of the first full payroll period ending after the Effective Date, but in no event later than 60 days from the Effective Date.

        (b)   Prior to the Effective Time, the Company shall take all steps necessary to cause all RSUs, whether vested or unvested, that are outstanding immediately prior to the Effective Time to become fully vested and each such RSU to be cancelled, as of the Effective Time, in exchange for the right to receive an amount in cash (without interest and less any applicable Tax withholding in accordance with Section 2.2(g) with respect to such payment) determined by multiplying (x) the number of shares of Company Common Stock subject to such RSU by (B) the Merger Consideration (the "RSU Consideration"). At least 10 business days prior to the Effective Time, the Company shall provide the Parent and the Merger Sub with a schedule including the names of holders of RSUs and the amount of RSU Consideration to be paid to each such holder in respect of such RSUs pursuant to this Section 6.11(b), which schedule shall be updated by the Company immediately prior to the Effective Time. Payment of the RSU Consideration shall be made following the Effective Time in accordance with the Company's payroll practices and, to the extent practicable, as part of the payment made in respect of the first full payroll period ending after the Effective Date, but in no event later than 60 days from the Effective Date.

        (c)   Prior to the Effective Time, the Company shall take such actions as are necessary to terminate each of its Company Stock Plans, including as described in this Section 6.11, all awards thereunder, effective as of the Effective Time.

        6.12    Treatment of Company Stock Warrants.     Prior to the Effective Time, the Company shall use reasonable best efforts to cause all Company Stock Warrants to be either terminated or exercised prior to the Effective Time, and in the case of any such termination, in exchange for the right to receive a cash payment from the Company in an amount equal to the amount obtained by multiplying (x) the excess, if any, of the Merger Consideration over the applicable exercise price per share of such Company Stock Warrant by (y) the number of shares of Company Common Stock subject to such Company Stock Warrant. Any Company Stock Warrants that are not terminated prior to the Effective Time shall be exercisable for a cash payment from the Company in an amount equal to the amount obtained by multiplying (x) the excess, if any, of the Merger Consideration over the applicable exercise price share of such Company Stock Warrant by (y) the number of shares of Company Common Stock subject to such Company Stock Warrant. In the event that the exercise price of any Company Stock Warrant is equal to or greater than the Merger Consideration, the Company shall take such action as is required to cause such Company Stock Warrant to be cancelled for no consideration and to have no further force or effect from and after the Effective Time.

        6.13    401(k) Plan.     Prior to the Effective Time, the Company Board or, if appropriate, any committee administering the Caliper Life Sciences 401(k) Plan, shall adopt such resolutions or take such other actions as are required to terminate such plan on the day prior to the Effective Time. The Company shall preserve all documentation and records related to such plan.

        6.14    Employee Stock Purchase Plans.     As soon as practicable following the date of this Agreement, the Company Board or, if appropriate, any committee administering the Company's 1999 Employee Stock Purchase Plan or the Company's 2011 Employee Stock Purchase Plan (collectively, the "ESPPs"), shall adopt such resolutions or take such other actions as are required to (i) provide that any ongoing offering period under the ESPPs shall end as of the Effective Time and all options then outstanding shall be exercised and (ii) terminate each ESPP, in each case, immediately prior to the Effective Time. Until the earlier of the termination of this Agreement in accordance with its terms or the Effective Time, (i) the Company shall not permit any participant in either ESPP to increase the level of contributions to the ESPPs in any current offering period under the ESPPs, and (ii) no new offering period under either ESPP shall commence. All shares of Company Common Stock purchased in any final offering period under any ESPP shall be cancelled at the Effective Time and converted into the right to receive the Merger Consideration as soon as practicable following the Effective Time, in accordance with the Company's payroll practices and, to the extent practicable, as part of the payment made in respect of the first full payroll period ending after the Effective Date, but in no event later than 60 days from the Effective Date.

        6.15    Stockholder Litigation.     Until the earlier of the termination of this Agreement in accordance with its terms or the Effective Time, the Company shall give the Parent the opportunity to participate in the defense or settlement of any stockholder litigation against the Company or the Company Board relating to the Merger or any of the other transactions contemplated by this Agreement, and shall not settle any such litigation without the Parent's prior written consent.

        6.16    Parent Guaranty.     The Parent hereby unconditionally guarantees the Merger Sub's obligations under this Agreement and agrees to be liable for any breach of this Agreement by the Merger Sub.

        6.17    FIRPTA Certificate.     The Company shall deliver to the Parent a properly executed statement, dated as of the Closing Date, in a form reasonably acceptable to Parent, conforming to the requirements of Treasury Regulations Section 1.1445-2(c)(3).

ARTICLE VII

CONDITIONS

        7.1    Conditions to Obligation of Each Party to Effect the Merger.     The respective obligations of each party to this Agreement to effect the Merger shall be subject to the fulfillment at or prior to the Effective Time of each of the following conditions:

        (a)    Stockholder Approval.     The Company Voting Proposal shall have been approved and adopted at the Company Meeting, at which a quorum is present, by the requisite vote of stockholders of the Company under applicable law and the Company's Certificate of Incorporation and By-laws.

        (b)    Antitrust.     Any requisite waiting period (and any extension thereof) applicable to the consummation of the Merger under the HSR Act shall have expired or been terminated. Any similar waiting period under any applicable foreign antitrust law or regulation shall have expired or been terminated, and any authorizations, consents, orders or approvals required under any applicable foreign antitrust law or regulation shall have been obtained.

        (c)    No Injunctions.     No Governmental Entity of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any order, executive order, stay, decree, judgment or injunction (preliminary or permanent) or statute, rule or regulation which is in effect and which has the effect of making the Merger illegal or otherwise prohibiting consummation of the Merger or the other transactions contemplated by this Agreement.

        7.2    Conditions to the Parent's and the Merger Sub's Obligation to Effect the Merger.     The obligation of the Parent and the Merger Sub to consummate the Merger shall be further subject to the fulfillment at or prior to the Effective Time of each of the following additional conditions:

        (a)    Representations and Warranties.     (i) The representations and warranties of the Company set forth in Sections 3.1, 3.4(a), the fifth sentence of Section 3.5(a) and clause (i) of Section 3.7 of this Agreement shall be true and correct as of the date hereof and as of the Closing Date, except to the extent such representations and warranties are specifically made as of a particular date, in which case such representations and warranties shall be true and correct as of such date; (ii) the representations and warranties of the Company in Section 3.2 of this Agreement shall be true and correct as of the date hereof and as of the Closing Date, except for any immaterial inaccuracy therein, and except to the extent such representations and warranties are specifically made as of a particular date, in which case such representations and warranties shall be true and correct as of such date; and (iii) all other representations and warranties of the Company set forth in this Agreement shall be true and correct as of the date hereof, and as of the Closing Date as though made on and as of the Closing Date, except (x) to the extent such representations and warranties are specifically made as of a particular date, in which case such representations and warranties shall be true and correct as of such date, and (y) where the failure to be true and correct (without regard to any materiality or Company Material Adverse Effect qualifications contained therein), individually or in the aggregate, has not had, and would not reasonably be expected to result in, a Company Material Adverse Effect; and the Parent shall have received a certificate signed on behalf of the Company by the chief executive officer and the chief financial officer of the Company to the effect that the conditions in this Section 7.2(a) have been satisfied.

        (b)    Performance of Obligations of the Company.     The Company shall have performed in all material respects all obligations required to be performed by it under this Agreement on or prior to the Closing Date; and the Parent shall have received a certificate signed on behalf of the Company by the chief executive officer and the chief financial officer of the Company to such effect.

        (c)    No Restraints.     There shall not be instituted, pending or threatened any suit, action or proceeding by any Governmental Entity (i) challenging, making illegal or otherwise restraining or prohibiting, or seeking to challenge, make illegal or otherwise restrain or prohibit, the Merger or the transactions contemplated by this Agreement, or seeking to obtain from the Company or (to the extent it relates to the Merger or the transactions contemplated by this Agreement) the Parent or any of its Affiliates, any material damages, (ii) seeking to prohibit or materially limit the ownership or operation by the Company, the Parent or Merger Sub of all or any material portion of the business or assets of the Company and its Subsidiaries or (to the extent it relates to the Merger or the transactions contemplated by this Agreement) of the Parent and its Affiliates, (iii) seeking to compel the Company, the Parent or Merger Sub to dispose of or to hold separate all or any material portion of the business or assets of the Company or any of its Subsidiaries or (to the extent it relates to the Merger or the transactions contemplated by this Agreement) of the Parent or any of its Affiliates, (iv) seeking to impose any material limitation on the ability of the Company, the Parent or Merger Sub to conduct the business or own the assets or the Company or any of its Subsidiaries or (to the extent it relates to the Merger or the transactions contemplated by this Agreement) of the Parent or any of its Affiliates, (v) seeking to impose material limitations on the ability of the Parent or Merger Sub to acquire or hold, or to exercise full rights of ownership of any shares of Company Common Stock, including the right to vote such Shares on all matters properly presented to the Company's stockholders, or (vi) seeking to require divestiture by the Parent or Merger Sub of all or any of the shares of Company Common Stock.

        (d)    No Material Adverse Effect.     Since the date of this Agreement, there shall not have occurred any Change that has had or would reasonably be expected to result in a Company Material Adverse Effect.

        7.3    Conditions to the Company's Obligation to Effect the Merger.     The obligation of the Company to consummate the Merger shall be further subject to the fulfillment at or prior to the Effective Time of each of the following additional conditions:

        (a)    Representations and Warranties.     (i) The representations and warranties of the Parent and Merger Sub set forth in Sections 4.1 and 4.2(a) of this Agreement shall be true and correct as of the date hereof and as of the Closing Date, except to the extent such representations and warranties are specifically made as of a particular date, in which case such representations and warranties shall be true and correct as of such date; and (ii) all other representations and warranties of the Parent and Merger Sub set forth in this Agreement shall be true and correct as of the date hereof, and as of the Closing Date as though made on and as of the Closing Date, except (x) to the extent such representations and warranties are specifically made as of a particular date, in which case such representations and warranties shall be true and correct as of such date, and (y) where the failure to be true and correct (without regard to any materiality qualifications contained therein) would not reasonably be expected to materially impair the ability of the Parent or the Merger Sub to consummate the transactions contemplated hereunder.

        (b)    Performance of Obligations of the Company.     The Parent and Merger Sub shall each have performed in all material respects all obligations required to be performed by them under this Agreement on or prior to the Closing Date.

 ARTICLE VIII

TERMINATION, AMENDMENT AND WAIVER

        8.1    Termination.     This Agreement may be terminated at any time prior to the Effective Time, whether prior to or after approval by the stockholders of the Company, upon written notice (other than in the case of Section 8.1(a) below) from the terminating party to the non-terminating party specifying the subsection of this Section 8.1 pursuant to which such termination is effected, as follows:

        (a)   by mutual written consent of the Parent, the Merger Sub and the Company;

        (b)   by either the Parent or the Company:

          (i)    if the Merger is not consummated on or before March 31, 2012 (the "Outside Date"); provided, however, that the right to terminate this Agreement pursuant to this Section 8.1(b)(i) shall not be available to any party whose failure to fulfill any obligations under this Agreement has primarily caused, or resulted in, the failure of the Merger to occur on or before the Outside Date;

          (ii)   if any Governmental Entity issues an order, decree or ruling or takes any other action, in each case having the effect of permanently restraining, enjoining or otherwise prohibiting the Merger and such order, decree, ruling or other action shall have become final and nonappealable; or

          (iii)  if at the Company Meeting at which a vote on the Company Voting Proposal is taken, the Required Company Stockholder Vote in favor of the Company Voting Proposal shall not have been obtained; provided, however, that the right to terminate this Agreement pursuant to this Section 8.1(b)(iii) shall not be available to the Company if (A) at such time the Company is in breach of or has failed to fulfill its obligations under this Agreement or (B) the failure to obtain the requisite vote has been caused by a breach of the Company Stockholder Agreement by any party thereto other than the Parent.

        (c)   by the Parent:

          (i)    if: (A) the Company Board shall have failed to recommend approval of the Company Voting Proposal in the Proxy Statement or shall have withheld, withdrawn, qualified or modified its recommendation of the Company Voting Proposal in a manner adverse to the Parent; (B) following the request of the Parent, the Company Board fails within ten business days of such request to reaffirm its recommendation that the Company Voting Proposal in the Proxy Statement be approved; (C) the Company Board shall have approved, endorsed or recommended to the stockholders of the Company an Acquisition Proposal (other than the Merger); (D) a tender offer or exchange offer for outstanding shares of Company Common Stock shall have been commenced (other than by the Parent or an Affiliate of the Parent) and the Company Board recommends that the stockholders of the Company tender their shares in such tender or exchange offer or, within 10 business days after the commencement of such tender or exchange offer, the Company Board fails to recommend against acceptance of such offer; or (E) the Company Board or any committee thereof shall have resolved to do any of the foregoing (each, a "Company Adverse Recommendation Change");

          (ii)   if the Company breaches or fails to perform in any material respect any of its representations, warranties or covenants contained in this Agreement, which breach or failure to perform (A) would give rise to the failure of a condition set forth in Section 7.1 or 7.2 and (B) cannot be or has not been cured within 20 days after the giving of written notice to the Company of such breach or failure to perform; or

          (iii)  if the Company breaches (other than in any immaterial respect) the covenants contained in Section 6.1 or 6.5 of this Agreement.

        (d)   by the Company

          (i)    if the Parent or the Merger Sub breaches or fails to perform in any material respect any of their respective representations, warranties or covenants contained in this Agreement, which breach or failure to perform materially impairs the Parent's and the Merger Sub's ability to consummate the Merger and which breach or failure to perform cannot be or has not been cured within 20 days after the giving of written notice to the Parent of such breach or failure to perform (provided in each case that the Company is not then in material breach of any representation, warranty or covenant contained in this Agreement); or

          (ii)   if: (A) the Company has not breached (other than any immaterial breach) Section 6.1; (B) the Company Board has received a Superior Proposal; (C) in light of such Superior Proposal, the Company Board shall have reasonably determined in good faith, after consultation with outside counsel, that the failure of the Company Board to withdraw or modify its approval or recommendation of this Agreement or the Merger would be inconsistent with its fiduciary obligations under applicable law; (D) the Company has notified the Parent in writing of the determinations described in clause (C) above on the date such determinations are made; (E) during at least the five business days following delivery to the Parent of the notice referred to in Clause (D) above (or, if such notice is delivered fewer than five business days prior to the Specified Time, then for the period remaining up to immediately prior to the Specified Time), the Company provides the Parent with a reasonable opportunity to propose adjustments in the terms and conditions of this Agreement and negotiates in good faith with the Parent with respect thereto so that the Superior Proposal is no longer determined to be a Superior Proposal by the Company Board, (F) following the period described in clause (E), and taking into account any revised proposal that is binding and irrevocable for such five business day (or, as applicable, shorter) period made by the Parent, such Superior Proposal remains a Superior Proposal and the Company Board has again made the determinations referred to in clause (C) above; (G) at or before the effective time of the termination of this Agreement pursuant to this Section 8.1(d)(ii), the Company pays to the Parent the fee due under Section 8.3; and (H) the Company Board concurrently approves, and the Company concurrently enters into, a definitive agreement providing for the implementation of such Superior Proposal.

        8.2    Effect of Termination.     In the event of the termination of this Agreement as provided in Section 8.1, all obligations and agreements of the parties set forth in this Agreement shall forthwith terminate and be of no further force or effect, and there shall be no liability on the part of the Parent, the Merger Sub or the Company hereunder, except as set forth in Section 3.22, Section 4.6, this Section 8.2, Section 8.3 and Article IX, which provisions shall survive such termination; provided that the foregoing shall not relieve any party for liability for damages actually incurred as a result of fraud or any willful breach of this Agreement.

        8.3    Fees and Expenses.

        (a)   Except as otherwise provided in this Section 8.3, each party shall bear all of the fees and expenses incurred by it in connection with the negotiation and performance of this Agreement, and no party may recover any such fees and expenses from the other parties upon any termination of this Agreement.

        (b)   The Company shall pay to the Parent $12,800,000 in cash if:

          (i)    this Agreement is terminated by the Parent pursuant to Section 8.1(c)(i);

          (ii)   this Agreement is terminated by the Parent pursuant to Section 8.1(c)(iii) following a willful breach by the Company of Section 6.1 or 6.5;

          (iii)  after the date of this Agreement: (A) any person makes an Acquisition Proposal or amends an Acquisition Proposal made prior to the date of this Agreement; (B) this Agreement is terminated pursuant to Section 8.1(b)(i), 8.1(b)(iii) or 8.1(c)(ii); and (C) within one year of such termination the Company enters into a definitive agreement to consummate, or consummates, any Acquisition Proposal (regardless of whether made before or after the termination of this Agreement); or

          (iv)  this Agreement is terminated by the Company pursuant to Section 8.1(d)(ii).

        Any fee due under Section 8.3(b)(i), (ii) or (iv) shall be paid by wire transfer of same-day funds on the date of termination of this Agreement. Any fee due under Section 8.3(b)(iii) shall be paid by wire transfer of same-day funds on or prior to the date on which the condition set forth in clause (C) of Section 8.3(b)(iii) is satisfied. If the Company fails to timely pay the amount due pursuant to Section 8.3, or any portion thereof, (i) such amount or portion thereof shall accrue interest from the date such payment was required to be made through the date of payment at the prime rate of Citibank N.A. in effect on the date such payment was required to be made plus 5% and (ii) the Company shall pay to the Parent or Merger Sub its out-of-pocket costs and expenses (including attorneys' fees) in connection with any suit that results in a final, non-appealable judgment against the Company for the amount set forth in Section 8.3 or any portion thereof.

        8.4    Amendment.     At any time prior to the Effective Time, the parties may amend, modify and supplement this Agreement in any and all respects, whether before or after any vote of the stockholders of the Company contemplated hereby; provided, however, that after any such stockholder approvals shall have been obtained, no amendment shall be made which, under applicable law, requires the further approval of such stockholders without such approval. Any such amendment, modification or supplement shall be valid only if set forth in a written instrument executed and delivered by a duly authorized officer on behalf of each of the parties.

        8.5    Extension; Waiver.     At any time prior to the Effective Time, the parties may (a) extend the time for the performance of any of the obligations or other acts of the other parties, (b) waive any inaccuracies in the representations and warranties of the other parties contained in this Agreement or in any document delivered pursuant to this Agreement, or (c) subject to the proviso in Section 8.4, waive compliance with any of the agreements or conditions of the other parties contained in this Agreement. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in a written instrument executed and delivered by a duly authorized officer on behalf of such party. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights.

        8.6    Procedure for Termination, Amendment, Extension or Waiver.     A termination of this Agreement pursuant to Section 8.1, an amendment, modification or supplement of this Agreement pursuant to Section 8.4 or an extension or waiver of this Agreement pursuant to Section 8.5 shall, in order to be effective, require, in the case of the Merger Sub or the Company, action by its Board of Directors.

ARTICLE IX

MISCELLANEOUS

        9.1    Nonsurvival of Representations and Warranties.     The respective representations and warranties of the Company, the Parent and the Merger Sub contained in this Agreement shall expire with, and be terminated and extinguished upon, the Effective Time. This Section 9.1 shall have no effect upon any other obligation of the parties hereto, whether to be performed before or after the consummation of the Merger.

        9.2    Notices.     All notices and other communications hereunder shall be in writing and shall be deemed duly delivered (i) four business days after being sent by registered or certified mail, return receipt requested, postage prepaid, or (ii) one business day after being sent for next business day delivery, fees prepaid, via a reputable nationwide overnight courier service, in each case to the intended recipient as set forth below:

  (a)
  If to the Parent or the Merger Sub:

      PerkinElmer, Inc.
  940 Winter Street
  Waltham, MA 02451
  Attention: General Counsel
  Telecopy No.: (781) 663-5969

      with a copy (which shall not constitute notice) to:

      Wilmer Cutler Pickering Hale and Dorr LLP
  60 State Street
  Boston, MA 02109
  Attention: Hal J. Leibowitz, Esq. and Graham Robinson, Esq.
  Telecopy No.: (617) 526-5000

  (b)
  If to the Company:

      Caliper Life Sciences, Inc.
  68 Elm Street
  Hopkinton, MA 01748
  Attention: Chief Financial Officer
  Telecopy No.: (508) 497-2726

      with a copy (which shall not constitute notice) to:

      Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
  One Financial Center
  Boston, MA 02111
  Attention: William T. Whelan, Esq. and Megan N. Gates, Esq.
  Telecopy No.: (617) 542-6000

        Any party to this Agreement may give any notice or other communication hereunder using any other means (including personal delivery, messenger service, telecopy, ordinary mail or electronic mail), but no such notice or other communication shall be deemed to have been duly given unless and until it actually is received by the party for whom it is intended. Any party to this Agreement may change the address to which notices and other communications hereunder are to be delivered by giving the other parties to this Agreement notice in the manner herein set forth.

        9.3    Entire Agreement.     This Agreement (including the Schedules and Exhibits hereto) constitutes the entire agreement among the parties hereto and supersedes any prior understandings, agreements or representations by or among the parties hereto, or any of them, written or oral, with respect to the subject matter hereof; provided that the Confidentiality Agreement shall remain in effect in accordance with its terms.

        9.4    No Third Party Beneficiaries.     Other than the provisions of Section 6.9, this Agreement is not intended, and shall not be deemed, to confer any rights or remedies upon any other person other than the parties hereto and their respective successors and permitted assigns, to create any agreement of employment with any person or to otherwise create any third-party beneficiary hereto.

        9.5    Assignment.     Neither this Agreement nor any of the rights, interests or obligations under this Agreement may be assigned or delegated, in whole or in part, by operation of law or otherwise by any of the parties hereto without the prior written consent of the other parties, and any such assignment without such prior written consent shall be null and void, except that the Parent and/or the Merger Sub may assign this Agreement to any direct or indirect wholly owned Subsidiary of the Parent without the consent of the Company, provided that the Parent and/or the Merger Sub, as the case may be, shall remain liable for all of its obligations under this Agreement. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and permitted assigns.

        9.6    Severability.     Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the parties hereto agree that the court making such determination shall have the power to limit the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the parties hereto agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term.

        9.7    Counterparts and Signature.     This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties hereto and delivered to the other parties, it being understood that all parties need not sign the same counterpart. This Agreement may be executed and delivered by facsimile or "PDF" transmission.

        9.8    Interpretation.     When reference is made in this Agreement to an Article or a Section, such reference shall be to an Article or a Section of this Agreement unless otherwise indicated. The table of contents, table of defined terms and headings contained in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement. The language used in this Agreement shall be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction shall be applied against any party. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa. Any reference to any federal, state, local or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. Whenever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." Where this Agreement refers to information that was "made available", that means that such information was either (i) provided directly to the Parent or its outside counsel or (ii) included in the Merrill Corporation DataSite: "Project Safari Cheetah" no later than 12:01 a.m. on the date of this Agreement. As used in this Agreement, the term "person" means any individual, corporation, partnership, joint venture, association, trust, limited liability company, unincorporated organization or other entity. As used in this Agreement, references to any "agreement" to which a person is bound means any contract, agreement, instrument, obligation, undertaking, lease, license, arrangement, commitment or understanding, whether written or oral, in each case that is or purports to be legally binding on such person and as it may be amended or otherwise modified from time to time. As used in this Agreement, references to the "Company's knowledge" or "knowledge of the Company", or any other phases of similar meaning, means the knowledge (after reasonable investigation) of the individuals identified in Section 9.8 of the Company Disclosure Schedule. No summary of this Agreement prepared by any party shall affect the meaning or interpretation of this Agreement.

        9.9    Governing Law.     This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of laws of any jurisdictions other than those of the State of Delaware.

        9.10    Remedies.     Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, the parties hereto shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which they are entitled at law or in equity.

        9.11    Submission to Jurisdiction.     Each of the parties hereto (a) consents to submit itself to the exclusive personal jurisdiction of the Delaware Court of Chancery, New Castle County, or if that court does not have jurisdiction, a federal court sitting in the State of Delaware in any action or proceeding arising out of or relating to this Agreement, the Merger or any of the other transactions contemplated by this Agreement, (b) agrees that all claims in respect of such action or proceeding may be heard and determined in any such court, (c) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, and (d) agrees not to bring any action or proceeding arising out of or relating to this Agreement, the Merger or any of the transaction contemplated by this Agreement in any other court. Each of the parties hereto waives any defense or inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety or other security that might be required of any other party with respect thereto. Any party hereto may make service on another party by sending or delivering a copy of the process to the party to be served at the address and in the manner provided for the giving of notices in Section 9.2. Nothing in this Section 9.11, however, shall affect the right of any party to serve legal process in any other manner permitted by law.

        9.12    WAIVER OF JURY TRIAL.     EACH OF THE PARENT, THE MERGER SUB AND THE COMPANY HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF THE PARENT, THE MERGER SUB OR THE COMPANY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF.

[Remainder of page intentionally left blank.]

        IN WITNESS WHEREOF, the Parent, the Merger Sub and the Company have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

PERKINELMER, INC.
By:	/s/ ROBERT F. FRIEL
Name: Robert F. Friel Title: Chairman and CEO
PERKINELMER HOPKINTON CO.
By:	/s/ JOEL S. GOLDBERG
Name: Joel S. Goldberg Title: President
CALIPER LIFE SCIENCES, INC.
By:	/s/ E. KEVIN HRUSOVSKY
Name: E. Kevin Hrusovsky Title: President and CEO

Annex B

VOTING AGREEMENT

        THIS STOCKHOLDER VOTING AGREEMENT (this "Agreement") is made and entered into as of September 7, 2011, by and among PerkinElmer, Inc., a Massachusetts corporation ("Parent"), the undersigned stockholder ("Stockholder") of Caliper Life Sciences, Inc., a Delaware corporation (the "Company"), and solely with respect to Section 2(c) hereof, the Company.

RECITALS

        A.    Concurrently with the execution and delivery hereof, Parent, PerkinElmer Hopkinton Co., a Delaware corporation and a wholly owned subsidiary of Parent ("Merger Sub"), and the Company are entering into an Agreement and Plan of Merger of even date herewith (as it may be amended or supplemented from time to time pursuant to the terms thereof, the "Merger Agreement"), which provides for the merger (the "Merger") of Merger Sub with and into the Company in accordance with its terms.

        B.    Stockholder is the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of such number of shares of each class of capital stock of the Company as is indicated on the signature page of this Agreement.

        C.    As a condition and inducement to the willingness of Parent to enter into the Merger Agreement, Parent has required that Stockholder enter into this Agreement.

        NOW, THEREFORE, intending to be legally bound, the parties hereby agree as follows:

        1.    Certain Definitions.

        (a)   Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Merger Agreement. For all purposes of and under this Agreement, the following terms shall have the following respective meanings:

          "Constructive Sale" means with respect to any security, a short sale with respect to such security, entering into or acquiring a derivative contract with respect to such security, entering into or acquiring a futures or forward contract to deliver such security or entering into any other hedging or other derivative transaction that has the effect of either directly or indirectly materially changing the economic benefits or risks of ownership of such security.

          "Shares" means (i) all shares of capital stock of the Company owned, beneficially or of record, by Stockholder as of the date hereof, and (ii) all additional shares of capital stock of the Company acquired by Stockholder, beneficially or of record, during the period commencing with the execution and delivery of this Agreement and expiring upon the termination of this Agreement in accordance with Section 8 (the "Term").

          "Transfer" means, with respect to any security, the direct or indirect assignment, sale, transfer, tender, exchange, pledge, hypothecation, or the grant, creation or suffrage of a lien, security interest or encumbrance in or upon, or the gift, grant or placement in trust, or the Constructive Sale or other disposition of such security (including transfers by testamentary or intestate succession, by domestic relations order or other court order, or otherwise by operation of law) or any right, title or interest therein (including any right or power to vote to which the holder thereof may be entitled, whether such right or power is granted by proxy or otherwise), or the record or beneficial ownership thereof, and each agreement, arrangement or understanding, whether or not in writing, to effect any of the foregoing.

        2.    Transfer and Voting Restrictions.

        (a)   At all times during the Term:

    i.
    Stockholder shall not, except in connection with the Merger, pursuant to the terms of any trading plan adopted pursuant to Rule 10b5-1 under the Exchange Act that is in effect as of the date of this Agreement and set forth on Schedule A hereto or as permitted by the immediately following sentence, Transfer or suffer a Transfer of any of the Shares. Notwithstanding the immediately preceding sentence, the Stockholder may transfer Shares for bona fide estate planning purposes to his or her spouse, child (natural or adopted), or any other direct lineal descendant of the Stockholder (or his or her spouse) (all of the foregoing collectively referred to as "family members"), or to any custodian or trustee of any trust, partnership or limited liability company for the benefit of, or the ownership interests of which are owned wholly by, the Stockholder or any such family members, provided that, before any such Transfer permitted by this sentence, the transferee executes and delivers to the Parent a form of this Agreement providing that such transferee shall be bound by the same terms and conditions with respect to such Shares that the Stockholder is bound by pursuant to this Agreement.

    ii.
    Except as otherwise permitted by this Agreement or by order of a court of competent jurisdiction, Stockholder will not commit any act that could reasonably be expected to restrict or affect, or has the effect of restricting or affecting, Stockholder's legal power, authority and right to vote all of the Shares then owned of record or beneficially by Stockholder or otherwise prevent or disable Stockholder from performing any of his/hers/its obligations under this Agreement. Without limiting the generality of the foregoing, except for this Agreement and as otherwise permitted by this Agreement, Stockholder shall not enter into any voting agreement with any person or entity with respect to any of the Shares, grant any person or entity any proxy (revocable or irrevocable) or power of attorney with respect to any of the Shares, deposit any of the Shares in a voting trust or otherwise enter into any agreement or arrangement with any person or entity restricting Stockholder's legal power, authority or right to vote the Shares in favor of the approval of the Proposed Transaction (as defined in Section 3(a) hereof).

    iii.
    Stockholder understands and agrees that if Stockholder attempts to Transfer, vote or provide any other person with the authority to vote any of the Shares other than in compliance with this Agreement, the Company shall not, and Stockholder hereby unconditionally and irrevocably instructs the Company to not, (i) permit any such Transfer on its books and records, (ii) issue a new certificate representing any of the Shares, or (iii) record such vote, unless and until such Stockholder shall have complied with the terms of this Agreement.

        3.    Agreement to Vote Shares.

        (a)   During the Term, at every meeting of the stockholders of the Company called, and at every adjournment or postponement thereof, Stockholder (in Stockholder's capacity as such) shall appear at the meeting or otherwise cause the Shares to be present thereat for purposes of establishing a quorum and, to the extent not voted by the persons appointed as proxies pursuant to this Agreement, vote (i) in favor of the adoption and approval of the Merger Agreement (the "Proposed Transaction"), (ii) against the approval or adoption of any proposal made in opposition to, or in competition with, the Proposed Transaction, and (iii) against any of the following (to the extent unrelated to the Proposed Transaction): (A) any merger, consolidation or business combination involving the Company or any of its subsidiaries other than the Proposed Transaction; (B) any sale, lease or transfer of all or substantially all of the assets of the Company or any of its subsidiaries; (C) any reorganization, recapitalization, dissolution, liquidation or winding up of the Company or any of its subsidiaries; or

(D) any other action that is intended, or could reasonably be expected, to result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement or of Stockholder under this Agreement or otherwise impede, interfere with, delay, postpone, discourage or adversely affect the consummation of the Proposed Transaction (each of (ii) and (iii), a "Competing Transaction").

        (b)   If Stockholder is the beneficial owner, but not the record holder, of the Shares, Stockholder agrees to take all actions necessary to cause the record holder and any nominees to vote all of the Shares in accordance with Section 3(a).

        4.    Grant of Irrevocable Proxy.

        (a)   Stockholder hereby irrevocably appoints Parent and each of its executive officers or other designees (the "Proxyholders") as Stockholder's proxy and attorney-in-fact (with full power of substitution and re-substitution) solely with respect to the matters set forth in Section 3(a), and grants to the Proxyholders full authority, for and in the name, place and stead of Stockholder, to vote the Shares, to instruct nominees or record holders to vote the Shares, or grant a consent or approval in respect of such Shares, in each case in accordance with Section 3(a) hereof and, in the discretion of the Proxyholders with respect to any proposed adjournments or postponements of any meeting of Stockholders at which any of the matters described in Section 3(a) hereof is to be considered.

        (b)   Stockholder hereby revokes any proxies heretofore given by Stockholder in respect of the Shares.

        (c)   Stockholder hereby affirms that the irrevocable proxy set forth in this Section 4 is given in connection with the execution of the Merger Agreement, and that such irrevocable proxy is given to secure the performance of the duties of Stockholder under this Agreement. Stockholder hereby further affirms that the irrevocable proxy is coupled with an interest, is intended to be irrevocable in accordance with the provisions of Section 212 of the Delaware General Corporation Law, and may under no circumstances be revoked during the Term. The irrevocable proxy granted by Stockholder herein is a durable power of attorney and shall survive the dissolution, bankruptcy or incapacity of Stockholder.

        (d)   Notwithstanding anything to the contrary provided in this Agreement, this proxy shall only be effective if Stockholder fails to appear, or otherwise fails to cause the Shares to be counted as present for purposes of calculating a quorum, at a meeting of the stockholders of the Company that occurs during the Term and at which any of the matters set forth in Section 3(a) are to be considered, and to vote the Shares in accordance with Section 3(a) at such meeting, and the parties hereto hereby acknowledge that the proxy granted hereby shall not be effective for any other purpose. The Proxyholders may not exercise this irrevocable proxy on any matter except as provided above, and Stockholder may vote the Shares on all other matters.

        (e)   Parent may terminate this proxy at any time by written notice to Stockholder. For the avoidance of doubt, this proxy shall terminate, without the requirement of any further action, upon the termination of this Agreement in accordance with Section 8.

        5.    No Solicitation.     During the Term, Stockholder shall not directly or indirectly, (a) solicit, initiate, propose, knowingly encourage or knowingly facilitate any inquiries or the making of any proposal or offer that constitutes, or may reasonably be expected to lead to, any Acquisition Proposal, (b) enter into, continue or otherwise participate in any communications, discussions or negotiations regarding, furnish to any person any information or data with respect to, assist or participate in any effort or attempt by any person with respect to, or otherwise cooperate in any way with, any Acquisition Proposal, (c) adopt, approve or recommend, or propose to adopt, approve or recommend, any Acquisition Proposal or (d) enter into any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement or similar agreement constituting or relating to, or that could reasonably be expected to lead to, any Acquisition Proposal.

        6.    Action in Stockholder Capacity Only.     Stockholder is entering into this Agreement solely in Stockholder's capacity as a record holder and beneficial owner, as applicable, of Shares and not in any other capacity, including if applicable as a director or officer of the Company. Nothing herein shall limit or affect Stockholder's ability to act as an officer or director of the Company or in any other capacity. Nothing herein shall be construed to prohibit, limit or restrict any actions by any Affiliate or direct or indirect owner of the Stockholder, or any of their respective officers, directors, or employees, in each case not acting as such on behalf of the Stockholder, including exercising rights under the Merger Agreement. [Without limiting the generality of the foregoing, Parent acknowledges that a member of the Company Board of Directors is affiliated with a Stockholder and that such person in his capacity as a member of such Board may in the exercise of his fiduciary duties and to the extent permitted by the Merger Agreement, take actions that would violate this Agreement if such actions were taken by the Stockholder.](1)

        7.    Representations and Warranties of Stockholder.     Stockholder hereby represents and warrants to Parent as follows:

        (a)   (i) Stockholder is the beneficial or record owner of the shares of capital stock of the Company indicated on the signature page of this Agreement free and clear of any and all pledges, liens, security interests, mortgage, claims, charges, restrictions, options, title defects or encumbrances , other than restrictions on transfer imposed by the securities laws; and (ii) Stockholder does not beneficially own any securities of the Company other than the shares of capital stock and rights to purchase shares of capital stock of the Company set forth on the signature page of this Agreement.

        (b)   As of the date hereof and for so long as this Agreement remains in effect (including as of the date of the Company Meeting, if it occurs during the Term, which, for purposes of this Agreement, includes any adjournment or postponement thereof), except as otherwise provided in this Agreement, Stockholder has full power and authority to (i) make, enter into and carry out the terms of this Agreement and to grant the irrevocable proxy as set forth in Section 4; and (ii) vote all of the Shares in the manner set forth in this Agreement without the consent or approval of, or any other action on the part of, any other person or entity (including any Governmental Entity). Without limiting the generality of the foregoing, Stockholder has not entered into any voting agreement (other than this Agreement) that is still in effect as of the date of this Agreement with any person with respect to any of the Shares, granted any person any proxy (revocable or irrevocable) or power of attorney with respect to any of the Shares, deposited any of the Shares in a voting trust or entered into any arrangement or agreement with any person limiting or affecting Stockholder's legal power, authority or right to vote the Shares on any matter.

        (c)   This Agreement has been duly and validly executed and delivered by Stockholder and constitutes a valid and binding agreement of Stockholder enforceable against Stockholder in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally or by general equitable principles. The execution and delivery of this Agreement and the performance by Stockholder of the agreements and obligations hereunder will not result in any breach or violation of or be in conflict with or constitute a default under any term of any contract to or by which Stockholder is a party or bound, or any judgment, injunction, order, decree, statute, law, ordinance, rule or regulation to which Stockholder (or any of Stockholder's assets) is subject or bound, except for any such breach, violation, conflict or default which, individually or in the aggregate, would not impair or adversely affect Stockholder's ability to perform Stockholder's obligations under this Agreement or render inaccurate any of the representations made herein.

(1)
Bracketed language to be included only in draft signed by Berwind.

        (d)   Except as disclosed pursuant to the Merger Agreement, no investment banker, broker, finder or other intermediary is entitled to a fee or commission from Parent, Merger Sub or the Company in respect of this Agreement or the Merger Agreement based upon any arrangement or agreement made by or on behalf of Stockholder.

        (e)   Stockholder understands and acknowledges that Parent and Merger Sub are entering into the Merger Agreement in reliance upon Stockholder's execution and delivery of this Agreement and the representations and warranties of Stockholder contained herein.

        8.    Termination.     This Agreement shall terminate and be of no further force or effect whatsoever as of the earlier of (a) such date and time as the Merger Agreement shall have been terminated pursuant to its terms, (b) the Effective Time, (c) the date set forth in any mutual written consent to terminate this Agreement executed by Parent and Stockholder or (d) the date of any modification, supplement, amendment or waiver of the Merger Agreement as in effect on the date hereof that adversely affects the Stockholder; provided, however, that (i) Section 9 shall survive the termination of this Agreement, and (ii) the termination of this Agreement shall not relieve Stockholder from any liability for any material inaccuracy in or breach of any representation, warranty or covenant contained in this Agreement.

        9.    Miscellaneous Provisions.

        (a)    Amendments.     No amendment of this Agreement shall be effective against any party unless it shall be in writing and signed by Parent and Stockholder.

        (b)    Waivers.     No action taken pursuant to this Agreement, including any investigation by or on behalf of any party, or any failure or delay on the part of any party in the exercise of any right hereunder, shall be deemed to constitute a waiver by the party taking such action of compliance with any representations, warranties, or covenants contained in this Agreement. The waiver by any party of a breach of any provision hereunder shall not operate or be construed as a waiver of any prior or subsequent breach of the same or any other provision hereunder. Any waiver by a party of any provision of this Agreement shall be valid only if set forth in a written instrument signed on behalf of such party.

        (c)    Entire Agreement.     This Agreement constitutes the entire agreement among the parties hereto and supersedes any prior understandings, agreements or representations by and among the parties hereto, or any of them, written or oral, with respect to the subject matter hereof.

        (d)    Governing Law.     This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of laws of any jurisdictions other than those of the State of Delaware.

        (e)    Submission to Jurisdiction.     Each of the parties hereto (a) consents to submit itself to the exclusive personal jurisdiction of the Delaware Court of Chancery, New Castle County, or if that court does not have jurisdiction, a federal court sitting in the State of Delaware in any action or proceeding arising out of or relating to this Agreement or any of the other transactions contemplated by this Agreement, (b) agrees that all claims in respect of such action or proceeding may be heard and determined in any such court, (c) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, and (d) agrees not to bring any action or proceeding arising out of or relating to this Agreement or any of the transaction contemplated by this Agreement in any other court. Each of the parties hereto waives any defense or inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety or other security that might be required of any other party with respect thereto. Any party hereto may make service on another party by sending or delivering a copy of the process to the party to be served at the address and in the manner provided for the giving of notices in Section 9(n) of this

Agreement. Nothing in this Section 9(e), however, shall affect the right of any party to serve legal process in any other manner permitted by law.

        (f)    WAIVER OF JURY TRIAL.     EACH OF PARENT AND THE STOCKHOLDER HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF PARENT OR THE STOCKHOLDER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF.

        (g)    Attorneys' Fees.     In any action at law or suit in equity with respect to this Agreement or the rights of any of the parties, the prevailing party in such action or suit shall be entitled to receive its reasonable attorneys' fees and all other reasonable costs and expenses incurred in such action or suit.

        (h)    Assignment.     Neither this Agreement nor any of the rights, interests or obligations under this Agreement may be assigned or delegated, in whole or in part, by operation of law or otherwise by any of the parties hereto without the prior written consent of the other parties, and any such assignment without such prior written consent shall be null and void, except that Parent, without obtaining the consent of any other party, shall be entitled to assign this Agreement or all or any of its rights hereunder solely to a wholly-owned subsidiary of Parent, provided that Parent shall remain liable for all of its obligations under this Agreement. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and permitted assigns.

        (i)    No Third Party Beneficiaries.     This Agreement is not intended, and shall not be deemed, to confer any rights or remedies upon any other person other than the parties hereto and their respective successors and permitted assigns, to create any agreement of employment with any person or to otherwise create any third-party beneficiary hereto.

        (j)    Further Assurances.     Stockholder agrees to cooperate fully with Parent and to execute and deliver such further documents, certificates, agreements and instruments and to take such other actions as may be reasonably requested by Parent to evidence or reflect the transactions contemplated by this Agreement and to carry out the intent and purpose of this Agreement. Stockholder hereby agrees that Parent may publish and disclose in all filings made by Parent with the SEC relating to the Proposed Transaction, such Stockholder's identity and ownership of Shares and the nature of such Stockholder's commitments, arrangements and understandings under this Agreement and may further file this Agreement as an exhibit in any filing made by Parent with the SEC relating to the Proposed Transaction[; provided that the Stockholder shall have a reasonable right to review and comment on any such filing that identifies the Stockholder by name (it being understood that in no event shall the Parent be required to delay any such filing past the time it is required to be filed with the SEC)].(2) Stockholder agrees to notify Parent promptly of any additional shares of capital stock of the Company of which Stockholder becomes the record or beneficial owner during the Term.

        (k)    No Ownership Interest.     All rights, ownership and economic benefits of and relating to the Shares shall remain vested in and belong to Stockholder, and this Agreement shall not confer any right, power or authority upon Parent or any other person to direct Stockholder in the voting of any of the Shares, except as otherwise provided herein.

(2)
Bracketed language to be included only in draft signed by Berwind.

        (l)    Severability.     Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the parties hereto agree that the court making such determination shall have the power to limit the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the parties hereto agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term.

        (m)    Time of Essence.     Time is of the essence with regard to all dates and time periods set forth or referred to in this Agreement.

        (n)    Remedies.     Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, the parties hereto shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which they are entitled at law or in equity.

        (o)    Notices.     All notices and other communications hereunder shall be in writing and shall be deemed delivered (i) four business days after being sent by registered or certified mail, return receipt requested, postage prepaid, or (ii) one business day after being sent for next business day delivery, fees prepaid, via a reputable nationwide overnight courier service, in each case to the intended recipient at the following address (or at such other address for a party as shall be specified by like notice): (i) if to Parent, to the address provided in the Merger Agreement, including to the persons designated therein to receive copies; and (ii) if to Stockholder, to Stockholder's address shown below Stockholder's signature on the last page hereof. Any party to this Agreement may give any notice or other communication hereunder using any other means (including personal delivery, messenger service, telecopy, ordinary mail or electronic mail), but no such notice or other communication shall be deemed to have been duly given unless and until it actually is received by the party for whom it is intended.

        (p)    Counterparts and Signature.     This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties hereto and delivered to the other parties, it being understood that all parties need not sign the same counterpart. This Agreement may be executed and delivered by facsimile or "PDF" transmission.

        (q)    Headings.     The headings contained in this Agreement are for the convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.

        (r)    Interpretation.     When reference is made in this Agreement to a Section, such reference shall be to a Section of this Agreement unless otherwise indicated. The headings contained in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement. The language used in this Agreement shall be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction shall be applied against any party. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa. Any reference to any federal, state, local or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. Whenever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." As used in this Agreement, the term "person" means any individual, corporation, partnership, joint venture, association, trust, limited liability company, unincorporated organization or other entity. As used in this Agreement, references to any "agreement" to which a person is bound means any contract, agreement, instrument, obligation, undertaking, lease, license, arrangement, commitment or understanding, whether written or oral, in each case that is or purports to be legally binding on such person and as it may be amended or otherwise modified from time to time. No summary of this Agreement prepared by any party shall affect the meaning or interpretation of this Agreement.

        (s)    Legal Representation.     This Agreement was negotiated by the parties with the benefit of legal representation and any rule of construction or interpretation otherwise requiring this Agreement to be construed or interpreted against any party shall not apply to any construction or interpretation thereof.

[Remainder of Page Intentionally Left Blank]

        IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed as of the date first above written.

PARENT:	STOCKHOLDER:
PERKINELMER, INC.

By:	By:
Its:	Its:
Address:

With respect to Section 2(c) only:	Telephone:	( ) -
	Facsimile:	( ) -
E-Mail Address:
COMPANY:
CALIPER LIFE SCIENCES, INC.
Shares Beneficially Owned by Stockholder:
shares of Company Common Stock
By:
Its:		Options to acquire Company Common Stock
Restricted Stock Units to acquire Company Common Stock

Annex C

September 7, 2011

The Board of Directors
Caliper Life Sciences, Inc.
68 Elm Street
Hopkinton, MA 01748

Members of the Board of Directors:

        We understand that Caliper Life Sciences, Inc., a Delaware corporation (the "Company"), is considering a transaction whereby PerkinElmer, Inc., a Massachusetts corporation ("Parent"), will effect a merger involving the Company. Pursuant to an Agreement and Plan of Merger, dated as of September 7, 2011 (the "Merger Agreement"), among Parent, PerkinElmer Hopkinton Co., a Delaware corporation and a wholly owned subsidiary of Parent ("Merger Sub"), and the Company, (a) Merger Sub will merge with and into the Company (the "Merger") as a result of which the Company will become a wholly owned subsidiary of Parent, and (b) each outstanding share of Common Stock of the Company, par value $0.001 per share (the "Shares"), other than Shares held in treasury or shares owned by Parent, Merger Sub or any other direct or indirect wholly owned subsidiary of Parent ("Parent Affiliates"), will be converted into the right to receive $10.50 in cash. The terms and conditions of the Merger are more fully set forth in the Merger Agreement.

        You have requested our opinion as to the fairness from a financial point of view to the holders of the Shares other than Parent Affiliates (the "Holders"), of the $10.50 per Share in cash (the "Consideration") to be received by such Holders in the proposed Merger.

        For purposes of the opinion set forth herein, we have, among other things:

  1.
  reviewed certain publicly available financial statements and other business and financial information of the Company, including research analyst reports;

  2.
  reviewed certain internal financial statements, analyses, forecasts, and other financial and operating data relating to the business of the Company, in each case, prepared by management of the Company (the "Company Forecasts");

  3.
  reviewed certain publicly available financial forecasts relating to the Company;

  4.
  discussed the past and current operations, financial condition and prospects of the Company with senior executives of the Company;

  5.
  compared the financial performance of the Company with that of certain publicly-traded companies which we believe to be generally relevant;

  www.pwpartners.com
   Partners have limited liability status

  6.
  compared the financial terms of the Merger with the publicly available financial terms of certain transactions which we believe to be generally relevant;

  7.
  reviewed the historical trading prices and trading activity for the Shares, and compared such price and trading activity of the Shares with that of securities of certain publicly-traded companies which we believe to be generally relevant;

  8.
  reviewed the premia paid in certain publicly available transactions, which we believed to be generally relevant;

  9.
  reviewed the Merger Agreement; and

  10.
  conducted such other financial studies, analyses and investigations, and considered such other factors, as we have deemed appropriate.

        In arriving at our opinion, we have assumed and relied upon, without independent verification, the accuracy and completeness of the financial and other information supplied or otherwise made available to us (including information that is available from generally recognized public sources) for purposes of this opinion and have further relied upon the assurances of the management of the Company that information furnished by them for purposes of our analysis does not contain any material omissions or misstatements of material fact. With respect to the Company Forecasts, we have been advised by the management of the Company and have assumed, with your consent, that they have been reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of management of the Company as to the future financial performance of the Company and the other matters covered thereby, and we express no view as to the assumptions on which they are based. In arriving at our opinion, we have not made any independent valuation or appraisal of the assets or liabilities (including any contingent, derivative or off-balance-sheet assets and liabilities) of the Company, nor have we been furnished with any such valuations or appraisals, nor have we assumed any obligation to conduct, nor have we conducted, any physical inspection of the properties or facilities of the Company. In addition, we have not evaluated the solvency of any party to the Merger Agreement under any state or federal laws relating to bankruptcy, insolvency or similar matters. We have assumed that the Merger will be consummated in accordance with the terms set forth in the Merger Agreement, without material modification, waiver or delay. Furthermore, we have assumed that in connection with the receipt of all the necessary approvals of the proposed Merger, no delays, limitations, conditions or restrictions will be imposed that could have an adverse effect on the Company. We have relied as to all legal matters relevant to rendering our opinion upon the advice of counsel.

        This opinion addresses only the fairness from a financial point of view, as of the date hereof, of the Consideration. We have not been asked to, nor do we, offer any opinion as to any other term of the Merger Agreement (or any other related agreement) or the form or structure of the Merger or the likely timeframe in which the Merger will be consummated. In addition, we express no opinion as to the fairness of the amount or nature of any compensation to be received by any officers, directors or employees of any parties to the Merger, or any class of such persons, whether relative to the Consideration or otherwise. We do not express any opinion as to any tax or other consequences that may result from the transactions contemplated by the Merger Agreement or any other related document, nor does our opinion address any legal, tax, regulatory or accounting matters, as to which we understand the Company has received such advice as it deems necessary from qualified professionals. Our opinion does not address the underlying business decision of the Company to enter into the Merger or the relative merits of the Merger as compared with any other strategic alternative which may be available to the Company. We have not been authorized to solicit and have not solicited indications of interest in a transaction with the Company from any party.

        We have acted as financial advisor to the Board of Directors of the Company in connection with the Merger and will receive a fee for our services, a portion of which is payable upon the rendering of this opinion and a substantial portion of which is contingent upon the consummation of the Merger. In addition, the Company has agreed to reimburse us for certain expenses arising, and indemnify us for certain liabilities and other items that may arise, out of our engagement. During the two year period prior to the date hereof, no material relationship existed between Perella Weinberg Partners LP and its affiliates and the Company or Parent pursuant to which compensation was received by Perella Weinberg Partners LP or its affiliates; however Perella Weinberg Partners LP and its affiliates may in the future provide investment banking and other financial services to the Company and Parent and their respective affiliates and in the future may receive compensation for the rendering of such services. In the ordinary course of our business activities, Perella Weinberg Partners LP or its affiliates may at any time hold long or short positions, and may trade or otherwise effect transactions, for our own account or the accounts of customers or clients, in debt or equity or other securities (or related derivative securities) or financial instruments (including bank loans or other obligations) of the Company or Parent or any of their respective affiliates. The issuance of this opinion was approved by a fairness opinion committee of Perella Weinberg Partners LP.

        It is understood that this opinion is for the information and assistance of the Board of Directors of the Company in connection with, and for the purposes of its evaluation of, the Merger. This opinion is not intended to be and does not constitute a recommendation to any Holder as to how such Holder should vote or otherwise act with respect to the proposed Merger or any other matter and does not in any manner address the prices at which the Shares will trade at any time. In addition, we express no opinion as to the fairness of the Merger to, or any consideration received in connection with the Merger by, the Parent Affiliates or the holders of any other class of securities, creditors or other constituencies of the Company. Our opinion is necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. It should be understood that subsequent developments may affect this opinion and the assumptions used in preparing it, and we do not have any obligation to update, revise, or reaffirm this opinion.

        Based upon and subject to the foregoing, including the various assumptions and limitations set forth herein, we are of the opinion that, on the date hereof, the Consideration to be received by the Holders pursuant to the Merger Agreement is fair from a financial point of view to the Holders.

Very truly yours,
/s/ Perella Weinberg Partners LP
PERELLA WEINBERG PARTNERS LP

Annex D

GENERAL CORPORATION LAW OF THE STATE OF DELAWARE

Delaware Code

TITLE 8 Corporations
CHAPTER 1. GENERAL CORPORATION LAW
Subchapter IX. Merger, Consolidation or Conversion
8 Del. C. § 262. Appraisal rights.

(a)
Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in 1 or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

(b)
Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title), § 252, § 254, § 255, § 256,§ 257, § 258, § 263 or § 264 of this title:

(1)
Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of the meeting of stockholders to act upon the agreement of merger or consolidation, were either (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in § 251 (f) of this title.

(2)
Notwithstanding paragraph (b)(1) of this section, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to §§ 251, 252, 254, 255, 256, 257, 258, 263 and 264 of this title to accept for such stock anything except:

(a)
Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

(b)
Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 holders;

(c)
Cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a. and b. of this section; or

    (d)
    Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a., b. and c. of this section.

  (3)
  In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 253 or § 267 of this title is not owned by the parent immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

(c)
Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as is practicable.

(d)
Appraisal rights shall be perfected as follows:

(1)
If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for notice of such meeting (or such members who received notice in accordance with § 255(c) of this title) with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) of this section that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Each stockholder electing to demand the appraisal of such stockholder's shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder's shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

(2)
If the merger or consolidation was approved pursuant to § 228, § 253 or § 267 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

(e)
Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) of this section hereof and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) of this section hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder's written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) of this section hereof, whichever is later. Notwithstanding subsection (a) of this section, a person who is the beneficial owner of shares of such stock held either in a voting trust or by a nominee on behalf of such person may, in such person's own name, file a petition or request from the corporation the statement described in this subsection.

(f)
Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

(g)
At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

(h)
After the Court determines the stockholders entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. Unless the Court in its discretion determines otherwise for good cause shown, interest from the effective date of the merger through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the stockholders entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder's certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

(i)
The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

(j)
The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

(k)
From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder's demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just; provided, however that this provision shall not affect the right of any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation within 60 days after the effective date of the merger or consolidation, as set forth in subsection (e) of this section.

(l)
The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

CALIPER LIFE SCIENCES, INC.

SPECIAL MEETING OF STOCKHOLDERS

                            , 2011

               .m. (Eastern Time)

to be held at the offices of

Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.

One Financial Center

Boston, Massachusetts 02111

CALIPER LIFE SCIENCES, INC.
68 Elm Street, Hopkinton, Massachusetts 01748	proxy

This proxy is solicited by the Board of Directors for use at the Special Meeting on                   , 2011.

The shares of stock you hold in your account or in a dividend reinvestment account will be voted as you specify below.

If no choice is specified, the proxy will be voted “FOR” Items 1, 2 and 3.

By signing the proxy, you revoke all prior proxies and appoint E. Kevin Hrusovsky and Stephen E. Creager and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the special meeting and all adjournments thereof.

See reverse for voting instructions.

COMPANY #

Vote by Internet, Telephone or Mail

24 Hours a Day, 7 Days a Week

Your telephone or Internet vote authorizes the named

proxies to vote your shares in the same manner as if

you marked, signed and returned your proxy card.

INTERNET — www.eproxy.com/calp

Use the Internet to vote your proxy until

12:00 p.m. (CT) on                 , 2011

TELEPHONE — 1-800-560-1965

Use a touch-tone telephone to vote your proxy

until 12:00 p.m. (CT) on                     , 2011

MAIL — Mark, sign and date your proxy card and

return it in the postage-paid envelope provided.

If you vote by Internet or telephone, please do not mail your proxy card

-Please detach here-

The Board of Directors Recommends a Vote FOR Items 1, 2 and 3.

1.     To consider and vote on a proposal to adopt the Agreement and Plan of Merger, dated as of September 7, 2011, as it may be amended from time to time, by and among Caliper Life Sciences, Inc., PerkinElmer, Inc. and PerkinElmer Hopkinton Co.

☐FOR      ☐AGAINST        ☐ABSTAIN

2.     To consider and vote on any proposal to adjourn the special meeting to a later date, if necessary or appropriate, to solicit additional proxies in favor of Item 1 if there are insufficient votes to approve Item 1 at the time of the special meeting.

☐FOR      ☐AGAINST        ☐ABSTAIN

3.     To approve, by non-binding, advisory vote, certain compensation arrangements for Caliper Life Science, Inc.’s named executive officers in connection with the merger contemplated in the Agreement and Plan of Merger, dated as of September 7, 2011, as may be amended from time to time, by and among Caliper Life Sciences, Inc., PerkinElmer, Inc. and PerkinElmer Hopkinton Co.

☐FOR      ☐AGAINST        ☐ABSTAIN

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATION FOR EACH PROPOSAL.

Address Change? Mark Box ☐ Indicate changes below:	Date

Signature(s) in Box

Please sign name(s) exactly as shown at left.  When signing as executor, administrator, trustee or guardian, give full title as such; when shares have been issued in names of two or more persons, all should sign.